UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

KID BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KID BRANDS, INC.

One Meadowlands Plaza, 8th Floor

East Rutherford, New Jersey 07073

June 4, 2013

Dear Shareholder:

It is my pleasure, on behalf of your Board of Directors, to extend to you a cordial invitation to attend our Annual Meeting of Shareholders, which will be held this year at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, at 10:30 a.m. on Thursday, July 18, 2013.

At the meeting, shareholders will be asked: (i) to elect six directors, (ii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year; (iii) to approve, by a non-binding advisory vote, the compensation of our named executive officers; (iv) to approve the conversion of 600,000 cash-exercisable stock appreciation rights granted to the Company’s President and Chief Executive Officer in connection with his appointment into 600,000 non-qualified stock options under the Company’s current Equity Incentive Plan, notwithstanding the provisions thereof which limit the number of stock options that may be granted to any participant thereunder in any one plan year to 350,000 and prohibit the grant of any awards thereunder after July 10, 2013; (v) to approve the Company’s 2013 Equity Incentive Plan; and (vi) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

We are pleased to once again provide our proxy materials to our shareholders over the Internet. We believe that this process lowers the costs of the Annual Meeting and helps to conserve natural resources. In connection therewith, on or about June 4, 2013, we will mail our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2013 proxy materials. The Notice also includes instructions on how to receive a paper copy of the proxy materials.

I look forward to greeting you at the meeting. Whether or not you expect to attend, I urge you to promptly cast your vote using the instructions provided in the Notice and in the 2013 Proxy Statement. You may vote your shares via a toll-free telephone number or over the Internet. If you requested and received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any shareholder attending the Annual Meeting may vote in person, even if such shareholder has already voted via the telephone or over the Internet or returned a proxy card or voting instruction card.

Sincerely,

RAPHAEL BENAROYA

Chairman of the Board of Directors, President and Chief Executive Officer

Page
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	1

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT	2

PROPOSAL 1 ELECTION OF DIRECTORS	8

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

EXECUTIVE COMPENSATION	20

PROPOSAL 3 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	62

PROPOSAL 4 APPROVAL OF THE CONVERSION OF 600,000 CASH-EXERCISABLE STOCK APPRECIATION RIGHTS GRANTED TO THE COMPANY’S PRESIDENT AND CHIEF EXECUTIVE OFFICER IN CONNECTION WITH HIS APPOINTMENT INTO 600,000 NON-QUALIFIED STOCK OPTIONS UNDER THE COMPANY’S CURRENT EQUITY INCENTIVE PLAN, NOTWITHSTANDING THE PROVISIONS THEREOF WHICH LIMIT THE NUMBER OF STOCK OPTIONS THAT MAY BE GRANTED TO ANY PARTICIPANT THEREUNDER IN ANY ONE PLAN YEAR TO 350,000 AND PROHIBIT THE GRANT OF ANY AWARDS THEREUNDER AFTER JULY 10, 2013	63

PROPOSAL 5 APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN	68

AUDIT COMMITTEE REPORT	78

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79

AUDIT FEES	79

AUDIT-RELATED FEES	79

TAX FEES	79

ALL OTHER FEES	79

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES	79

SECURITY OWNERSHIP OF MANAGEMENT	80

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	82

TRANSACTIONS WITH RELATED PERSONS	84

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	85

SHAREHOLDER PROPOSALS	85

INCORPORATION BY REFERENCE	85

i

KID BRANDS, INC.

One Meadowlands Plaza, 8th Floor

East Rutherford, New Jersey 07073

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, July 18, 2013

The Annual Meeting of Shareholders of Kid Brands, Inc. (the “Company”) will be held this year at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, at 10:30 a.m. E.D.T. on Thursday, July 18, 2013 for the following purposes:

1.	To elect six directors to serve until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified (Proposal 1).

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year (Proposal 2).

3.	To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers (Proposal 3).

4.	To approve the conversion of 600,000 cash-exercisable stock appreciation rights granted to the Company’s President and Chief Executive Officer in connection with his appointment into 600,000 non-qualified stock options under the Company’s current Equity Incentive Plan, notwithstanding the provisions thereof which limit the number of stock options that may be granted to any participant thereunder in any one plan year to 350,000 and prohibit the grant of any awards thereunder after July 10, 2013 (Proposal 4).

5.	To approve the Company’s 2013 Equity Incentive Plan (Proposal 5).

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on May 24, 2013 are entitled to notice of and to vote at such meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

MARC S. GOLDFARB

Corporate Secretary

East Rutherford, New Jersey

June 4, 2013

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on July 18, 2013: The Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2012, and Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2012 are available at www.cfpproxy.com/5404.

KID BRANDS, INC.

One Meadowlands Plaza, 8th Floor

East Rutherford, New Jersey 07073

PROXY STATEMENT

dated June 4, 2013

This Proxy Statement pertains to the Annual Meeting of Shareholders of Kid Brands, Inc. (the “Company”), which will be held this year at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, on Thursday, July 18, 2013, at 10:30 a.m. E.D.T. On or about June 4, 2013, proxy materials for the annual meeting, including (i) this Proxy Statement; (ii) our Annual Report on Form 10-K for the year ended December 31, 2012; and (iii) Amendment No. 1 to our Annual Report on Form 10-K for the year ended December 31, 2012 will be made available to shareholders entitled to vote at the annual meeting.

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail this year rather than the printed proxy statement and annual report?

A:	This year, we are again pleased to follow rules adopted by the Securities and Exchange Commission (SEC) that allow us to provide access to our proxy materials to our shareholders via the Internet, rather than mailing printed copies of these materials to each shareholder. Accordingly, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including (i) our Proxy Statement; (ii) our Annual Report on Form 10-K for the year ended December 31, 2012; and (iii) Amendment No. 1 to our Annual Report on Form 10-K for the year ended December 31, 2012, on the Internet, and how to access an electronic proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you received a Notice by mail, you generally will not receive a printed copy of the proxy materials unless you request one. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice. We believe that this process lowers the costs of the annual meeting and helps to conserve natural resources. The Notice will be distributed on or about June 4, 2013. In accordance with SEC rules, the materials on the Internet site described in the Notice are searchable, readable and printable, and the site does not have “cookies” that enable us to identify visitors.

Q.	Why are these materials being furnished?

A.	The Company is providing the Notice and is making this Proxy Statement and the other proxy materials available to you in connection with the solicitation by the Board of Directors (“Board”) of the Company of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, July 18, 2013, at 10:30 a.m. (the “2013 Meeting”), at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, and at any adjournments or postponements thereof.

Q.	Who may vote at the 2013 Meeting?

A.	Shareholders of record at the close of business on May 24, 2013 will be entitled to one vote for each share of Common Stock of the Company, stated value $0.10 per share (“Common Stock”), they then held on all matters to come before the meeting or any adjournments thereof. There were outstanding on that date 21,870, 316 shares of Common Stock. The Company has no other class of stock outstanding.

Q.	What proposals will be voted on at the 2013 Meeting?

A.	There are five Company proposals to be considered and voted on at the meeting:

(1)	The election of six directors to the Board, each to serve until the next annual meeting of shareholders and until his successor is elected and qualified (Proposal 1);

(2)	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year (Proposal 2);

(3)	A non-binding, advisory vote on the compensation of the Company’s named executive officers (Proposal 3);

(4)	A proposal to approve the conversion (the “Conversion”) of 600,000 cash-exercisable stock appreciation rights granted to the Company’s President and Chief Executive Officer in connection with his appointment into 600,000 non-qualified stock options under the Company’s current Equity Incentive Plan (“Replacement Options”), notwithstanding the provisions thereof which limit the number of stock options that may be granted to any participant thereunder in any one plan year to 350,000 and prohibit the grant of any awards thereunder after July 10, 2013 (Proposal 4); and

(5)	A proposal to approve the Company’s 2013 Equity Incentive Plan, which if approved by the shareholders at the 2013 Meeting, will become effective as of the date of the 2013 Meeting (Proposal 5).

We will also consider other business that properly comes before the meeting in accordance with New Jersey law and our Bylaws.

Q.	How does the Board recommend I vote?

A.	Please see the information included in this Proxy Statement relating to the proposals to be voted on. Our Board unanimously recommends that you vote “FOR” each of the nominees to the Board (Proposal 1); “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year (Proposal 2); “FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3); “FOR” approval of the Conversion (Proposal 4); and “FOR” approval of the Company’s 2013 Equity Incentive Plan (Proposal 5).

Q.	What happens if additional matters are presented at the 2013 Meeting?

A.	The Board knows of no business to be presented at the 2013 Meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders. However, if other matters properly come before the meeting, or any adjournment thereof, the holders of the proxies intend to use their discretionary authority to vote the proxies in accordance with their best judgment on such matters.

Q.	How do I vote registered shares?

A.	If your shares are registered directly in your name with our transfer agent, Registrar & Transfer Company, you are considered a shareholder of record, or “record holder” with respect to those shares. Your submission of voting instructions for registered shares results in the appointment of a proxy to vote those shares. You may submit your voting instructions before the 2013 Meeting by using our Internet or telephone system or by requesting, completing and returning a proxy card, as described below:

• Voting by the Internet or Telephone. Under New Jersey law, shareholders may validly grant proxies over the Internet. You may vote using the Internet or telephone by following the instructions in the Notice to access the proxy materials, and then following the instructions provided to allow you to record your vote. The Internet and telephone voting procedures are designed to authenticate votes cast by using a personal identification number. These procedures enable shareholders to confirm their instructions have been properly recorded.

• Voting by Proxy Card. If you obtained a paper copy of our proxy materials, you may vote by signing, dating and returning your instructions on the proxy card in the postage-paid envelope provided.

To be effective, instructions regarding registered shares by Internet or telephone must be received by 11:59 p.m. E.D.T. on July 17, 2013; instructions by proxy card must be actually received prior to the 2013 Meeting.

You may also vote registered shares by attending the 2013 Meeting and voting in person; this will revoke any proxy you previously submitted.

All properly submitted voting instructions, whether submitted by the Internet, telephone or U.S. mail, will be voted at the 2013 Meeting according to the instructions given, provided they are received prior to the applicable deadlines described above. All properly submitted proxy cards not containing specific instructions will be voted

“FOR” each of the nominees to the Board (Proposal 1); “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year (Proposal 2); “FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3); “FOR” approval of the Conversion (Proposal 4); and “FOR” approval of the Company’s 2013 Equity Incentive Plan (Proposal 5).

Q.	How do I vote shares held in street name?

A.	If you hold your shares through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of shares held in “street name”. The organization holding your shares is considered the “record holder” for purposes of voting at the 2013 Meeting, and the Notice, or a printed set of the proxy materials together with a voting instruction form will be forwarded to you by the record holder. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote your shares. Please refer to the instructions provided by the record holder regarding how to vote your shares or to revoke your voting instructions. You may also obtain a proxy from the record holder permitting you to vote in person at the 2013 Meeting. Without a proxy from the record holder, you may not vote shares held in street name by returning a proxy card or by voting in person at the 2013 Meeting.

Q.	What constitutes a quorum, and why is a quorum required?

A.	A quorum is required for the Company’s shareholders to conduct business at the 2013 Meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the 2013 Meeting (a majority of the outstanding shares of the Company’s Common Stock as of the record date) will constitute a quorum, permitting us to conduct the business of the meeting.

Please carefully consider the information contained in this Proxy Statement and, whether or not you plan to attend the 2013 Meeting, submit your vote promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes even if you later decide not to attend.

Q.	How are directors elected?

A.	Directors are elected by a plurality of the votes cast by holders of shares entitled to vote thereon at the 2013 Meeting (in person or by proxy). Only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes, see below) will not be counted toward such nominee’s achievement of a plurality, but will be counted for quorum purposes.

Q.	What vote is required to approve the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year?

A.	The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the 2013 Meeting (in person or by proxy) is required for approval of the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year. See below for a discussion of the effect of abstentions and broker non-votes.

Q.	What vote is required to approve the resolution with respect to the compensation of the Company’s named executive officers?

A.	The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the 2013 Meeting (in person or by proxy) is required for approval of the resolution with respect to the compensation of the Company’s named executive officers. See below for a discussion of the effect of abstentions and broker non-votes.

Q.	What vote is required to approve the Conversion (Proposal 4)?

A.	The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the 2013 Meeting (in person or by proxy) is required for approval of Proposal 4, provided that the total votes cast also represent at least a majority of the voting power required to constitute a quorum at the 2013 Meeting. See below for a discussion of the effect of abstentions and broker non-votes.

Q.	Why is the Company seeking approval of Proposal 4?

A.	The Company’s Common Stock is listed on the New York Stock Exchange (“NYSE”), and as a result, the Company is subject to certain listing rules and regulations. Such rules require shareholder approval, among other things, prior to the issuance or sale of common stock, or securities convertible or exercisable for common stock, to specified related parties, including directors and officers, if the number of shares of common stock to be issued, or the number of shares of common stock into which the securities may be convertible or exercisable, exceeds 1% of such shares outstanding (or voting power) prior to the issuance (the “1% Rule”). Since the 600,000 stock appreciation rights (the “Cash SARs”) granted to the Company’s President and Chief Executive Officer in connection with his appointment are exercisable solely for cash, the 1% Rule is not implicated. To the extent the Cash SARs are converted into non-qualified stock options (the “Conversion”), however, they will, upon vesting, be exercisable for 600,000 shares of our Common Stock, which exceeds 1% of the shares outstanding (and voting power) before such issuance (there are currently 21,870,316 shares of our Common Stock outstanding). Therefore, in order to comply with the 1% Rule, the Company is seeking shareholder approval of the Conversion.

In addition, NYSE rules require shareholder approval, among other things, of any material revision of an equity compensation plan. The Company’s current Equity Incentive Plan (the “Current Plan”) prohibits an award of in excess of 350,000 stock options to any participant in any plan year (the “Option Limitation”). In order to effectuate the Conversion, the Option Limitation will need to be waived with respect to this transaction only (the Company is not seeking to amend the Current Plan to increase the Option Limitation). We believe that shareholder approval is required for such waiver under NYSE rules. The Current Plan also prohibits any awards from being granted thereunder after July 10, 2013 (the “Grant Termination Provision”). Although the Company does not believe that a waiver of this provision is required to effect the Conversion (as no change in the original grant date is contemplated), for the avoidance of doubt, shareholder approval of the Conversion will also be deemed to constitute a waiver of each of the Option Limitation and the Grant Termination Provision. The Board has approved all aspects of the Conversion.

Q.	What will happen if the Company’s shareholders approve Proposal 4?

A.	If the Company’s shareholders approve Proposal 4, all unexercised Cash SARs held by the Company’s President and Chief Executive Officer (currently all 600,000) will be converted into non-qualified stock options under the Current Plan for shares of the Company’s Common Stock on a one-for-one basis at the same grant date, exercise price per share, and upon substantially the same other terms and conditions as the Cash SARs, notwithstanding the Option Limitation and the Grant Termination Provision. The Option Limitation and the Grant Termination Provision, however, will remain in full force and effect for all other issuances under the Current Plan. Upon consummation of the Conversion, the Cash SARs will be terminated and of no further force or effect. As a result, in the event that vested Replacement Options are exercised, such exercise will be settled in shares of the Company’s Common Stock, and no cash payment by the Company will be required.

Q.	What will happen if the Company’s shareholders do not approve Proposal 4?

A.	If the Company’s shareholders do not approve Proposal 4, then the Cash SARs will continue in full force and effect, and the Conversion will not be effected. In the event that vested Cash SARs are exercised, the Company will be obligated to make a cash payment in settlement thereof in an amount equal to the excess of the fair market value of such exercised Cash SARs over their exercise price.

Q.	What vote is required to approve the Company’s 2013 Equity Incentive Plan?

A.	The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the 2013 Meeting (in person or by proxy) is required for approval of the Company’s 2013 Equity Incentive Plan, provided that the total votes cast also represent at least a majority of the voting power required to constitute a quorum at the 2013 Meeting. See below for a discussion of the effect of abstentions and broker non-votes.

Q.	How are other matters decided?

A.	In general, the affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the 2013 Meeting (in person or by proxy) is required for a particular matter to be deemed an act of the shareholders. For certain corporate actions, New Jersey law may require a greater percentage of affirmative votes in order to be effective.

Q.	What if I don’t vote or abstain? How are abstentions and broker non-votes counted?

A.	Broker Non-Votes: If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name”, and such nominee is the “record holder”. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal, usually because the nominee has not received voting instructions from the beneficial owner in a timely fashion and does not have discretionary voting power with respect to that matter because it is considered non-routine. Rules that govern how brokers vote your shares have recently changed. Under the current rules of the New York Stock Exchange, brokers have discretionary authority with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year, and may therefore vote your shares with respect to such proposal if such broker does not receive instructions from you. However, brokers or other nominees may not exercise discretionary voting power with respect to any of the other matters to be considered at the 2013 Meeting, as each of such other matters are considered to be non-routine. Therefore, if a broker or other nominee has not received voting instructions from the beneficial owner with respect to the election of directors, or either of Proposals 3, 4, or 5, such nominee cannot vote the relevant shares on the proposal(s) for which no voting instructions have been received. As a result, it is important that you provide appropriate instructions to your brokerage firm with respect to your vote.

Effect of Abstentions and Broker Non-Votes: If your shares are treated as an abstention or broker non-vote, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present. However, abstentions and broker non-votes will not be considered in determining the number of votes cast on a particular matter. Therefore, with respect to any matter requiring the approval of the affirmative vote of a majority of the votes cast by holders of shares present in person or represented by proxy, abstentions and broker non-votes will be excluded when calculating the number of votes cast on the matter.

Q.	If my shares are held in street name by my broker, will my broker vote my shares for me?

A.	Your broker is permitted to vote your shares only if the proposal is a matter on which your broker has discretion to vote, or if you provide instructions on how to vote by following the instructions provided to you by your broker. As your broker does not have discretion to vote on any of Proposals 1, 3, 4, or 5, if you do not provide instructions on how to vote your shares for any of such proposals, your broker will not be permitted to vote your shares with respect to such proposal. However, your broker may vote on Proposal 2 in its discretion if you do not provide instructions on how to vote your shares for such proposal.

Q.	Can I change my vote or revoke my proxy?

A.	Yes. You may change your vote or revoke your proxy at any time by providing written notification to the Corporate Secretary of the Company at the Company’s corporate headquarters in East Rutherford, New Jersey if such notification is actually received by the Corporate Secretary before such proxy is exercised, by signing a later-dated proxy card that is actually received prior to the 2013 Meeting, by submitting later-dated instructions via the Internet or by telephone, or by attending and voting at the meeting in person. Later-dated instructions via the Internet or by telephone must be received by 11:59 p.m. E.D.T. on July 17, 2013 to be effective. Remember that if you are a beneficial owner of shares, you may not vote your shares in person at the 2013 Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee. Proxies which are properly submitted by shareholders and not revoked will be voted in the manner specified. If no specification is indicated, the proxy will be voted “FOR” each of the nominees to the Board (Proposal 1); FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year (Proposal 2); “FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3); “FOR” approval of the Conversion (Proposal 4); “FOR” approval of the Company’s 2013 Equity Incentive Plan (Proposal 5); and in accordance with the discretion of the proxy holders on any other matters properly presented at the 2013 Meeting.

Q.	How will my shares be voted if I do not provide specific voting instructions in the proxy I submit?

A.	If you are a record shareholder and you submit a proxy by Internet, telephone or mail without giving specific voting instructions, your shares will be voted as recommended by the Board on all matters listed in the notice for the 2013 Meeting, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If you hold your shares in street name and do not submit voting instructions to your broker in a timely fashion, your shares will constitute “broker non-votes” with respect to “non-routine” matters (each of Proposals 1, 3, 4 and 5), and will not be counted (as described above) with respect to such proposals.

Q.	How can I attend the 2013 Meeting?

A.	You will be admitted to the 2013 Meeting if you were a shareholder or joint holder as of the close of business on May 24, 2013, or you hold a valid proxy for the 2013 Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record prior to admittance to the 2013 Meeting. If you are not a shareholder of record but hold shares through a broker, trustee, or nominee, you should provide proof of beneficial ownership on the record date, such as a letter or account statement from your broker, trustee or nominee, a copy of the voting instruction card provided by your broker, trustee, or nominee, or other similar evidence of ownership on the record date. If a shareholder is an entity and not a natural person, a maximum of two representatives per such shareholder will be admitted to the 2013 Meeting. Such representatives must comply with the procedures outlined above and must also present valid evidence of authority to represent such entity. If a shareholder is a natural person and not an entity, such shareholder and his/her immediate family members will be admitted to the 2013 Meeting, provided they comply with the above procedures.

Directions to One Meadowlands Plaza, East Rutherford, New Jersey:

From the North or South via the New Jersey Turnpike

Take the New Jersey Turnpike to Exit 16W (toward RT-3 E/RT-120/Lincoln Tunnel/Secaucus/Arena). After toll plaza, stay in the far right lane and turn slight right onto S. Service Road. Turn right into Meadowlands Plaza. Visitors’ parking is on the left.

Q.	What should I do if I receive more than one Notice?

A.	If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices and proxy materials to ensure that all of your shares are voted.

Q.	Where can I find the voting results of the 2013 Meeting?

A.	We intend to announce preliminary voting results at the 2013 Meeting and publish final results on a current report on Form 8-K within four business days of the date of the 2013 Meeting. The Form 8-K will be available online at www.kidbrands.com. Select Investor Relations, then select SEC Filings.

Q.	Who will count the votes?

A.	A representative of our transfer agent will judge voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the 2013 Meeting.

Q.	Who will bear the cost of soliciting votes for the meeting?

A.	The cost of solicitation will be borne directly by the Company. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur.

Q.	Whom should I call with other questions?

A.

If you have additional questions about this Proxy Statement or the 2013 Meeting or would like additional copies of this document or our Annual Report on Form 10-K for the year ended December 31, 2012 or Amendment No. 1 thereto, please contact: Kid Brands, Inc., One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: General Counsel, Telephone: (201) 405-2400.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 10-K”), including financial statements and the financial statement schedule, and Amendment No. 1 to the 2012 10-K, filed with the Securities and Exchange Commission, but excluding exhibits, have each been made available on the following website: www.cfpproxy.com/5404. The 2012 10-K, including financial statements and the financial statement schedule, and Amendment No. 1 thereto, is available without charge upon request. Exhibits to the 2012 10-K and Amendment No. 1 thereto will be provided upon request and payment of the Company’s reasonable expenses in connection therewith. Any such request should be addressed to the Company at One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: Corporate Secretary.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board and Director Nominees

Our current Bylaws permit the Board to have no fewer than three and no more than nine directors, and the Board has by resolution set the number of directors of the Company at six. Our Board currently consists of six members, including two Prentice Directors (defined below). Each of the current members of the Board has been nominated for election at the 2013 Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified.

Pursuant to an Investors’ Rights Agreement (as amended, the “IRA”) entered into between the Company and certain investment entities and accounts managed and advised by Prentice Capital Management, L.P. (“Prentice”) in connection with their 2006 purchase of 4,399,733 shares of the Company’s Common Stock from The Russell Berrie Foundation, the Company has generally agreed, among other things, to nominate for election with respect to all shareholders meetings or consents concerning the election of members of the Board, two persons designated by Prentice (“Prentice Directors”). This designation right is subject to decrease and the independence requirements of the New York Stock Exchange (heightened independence requirements originally set forth in the IRA have been waived), as well as other limitations, all as set forth in the IRA.

Mr. Michael Zimmerman and Mr. Mario Ciampi are the current Prentice Directors.

The election of directors requires the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting. It is intended that proxies with respect to the 2013 Meeting which do not withhold the authority to vote for any or all of the nominees will be voted for the election as directors of all of the persons named below. All of the persons named below are currently directors of the Company.

Messrs. Zimmerman and Ciampi were recommended by Prentice to continue as the Prentice Directors. Subject to the terms of the IRA, should any nominee become unable or unwilling to serve as a director, the proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees nominated by the Board in place of those who are not candidates. At this time, the Board knows of no reason why any nominee might not be a candidate at the 2013 Meeting.

The information set forth below concerning the current directors and nominees to the Board of the Company has been furnished by them to the Company. Age and other information is as of May 23, 2013.

Name	Age	Director Since	Principal Occupation; Other Public Directorships
Raphael Benaroya (4)	65	1993	On March 14, 2013, Mr. Benaroya was appointed by the Board to serve as President and Chief Executive Officer of the Company. Prior thereto, pursuant to an agreement between the Company and RB, Inc. (a company wholly-owned by Mr. Benaroya) commencing September 12, 2011, Mr. Benaroya was serving as interim Executive Chairman, acting as the chief executive of the Company. He currently also serves as the Chairman of the Board and is a member of the Board’s Executive Committee, and has been a member of the Board since 1993 (at which time the Company was known as “Russ Berrie and Company, Inc.”). From 2008 - 2012, Mr. Benaroya was Managing Director of Biltmore Capital, a privately-held financial company which invests in secured debt. Prior thereto, Mr. Benaroya was Chairman of the Board, President and Chief Executive Officer of United Retail Group, Inc., a Nasdaq-listed company, which operated a chain of retail specialty stores, from 1989 until its sale in October 2007, and continued as President and Chief Executive Officer thereafter until March 2008. Mr. Benaroya currently serves on the board of directors of InnovaCare, a privately-held healthcare management company.

Mario Ciampi (1)(2)	52	2007	Mr. Ciampi is currently (and has been since 2007) a partner of Prentice (5), a Connecticut-based private investment firm, and he served as a consultant to Prentice from 2006 to 2007. From October 2004 to May 2006, he served as President of Disney Store — North America, a division of The Children’s Place Retail Stores, Inc., a specialty retailer of children’s merchandise. From 1996 to September 2004, he served in various capacities for The Children’s Place, most recently as Senior Vice President — Operations. Mr. Ciampi was elected to the Board of the Company at the 2007 Annual Meeting of Shareholders. Mr. Ciampi has also been a member of the Board of Directors of Bluefly, Inc., an Internet retailer of discounted designer apparel and accessories, and home products and accessories, since 2008, and of Delia’s, Inc., a retailer of apparel for young girls, since March 2011. Mr. Ciampi is a current Prentice Director.

Frederick J. Horowitz (1)(3)	48	2006	Since 2001, Mr. Horowitz has been the Chairman and CEO of A.P. Deauville, a manufacturer and distributor of personal care products, primarily in the value and mass markets. Mr. Horowitz was elected to the Board of the Company on June 29, 2006. Mr. Horowitz is also a managing partner in American Brand Holdings, LLC, the owner of the “Hang Ten” brands, which is exclusively licensed to Kohl’s Corporation, an operator of family-oriented department stores.

Name	Age	Director Since	Principal Occupation; Other Public Directorships
Hugh R. Rovit (1)(2)(3)	52	2010	Mr. Rovit served as the Chief Executive Officer of Sure Fit, Inc., a marketer and distributor of home furnishing products, from 2006 through December 2012. From 2001 through 2005, he was a principal at Masson & Company, a turnaround management firm. Previously, Mr. Rovit held the positions of: Chief Financial Officer of Best Manufacturing, Inc., a manufacturer and distributor of institutional service apparel and textiles, from 1998 through 2001; and Chief Financial Officer of Royce Hosiery Mills, Inc., a manufacturer and distributor of men’s and women’s hosiery, from 1991 through 1998. Mr. Rovit currently serves on the Board of Directors of Spectrum Brands Holdings, Inc., a global consumer products company, and Nellson Nutraceuticals, Inc., a privately-held manufacturer and marketer of nutritional bars and powders, and is director emeritus of Arkins Nutritionals Inc., Oneida, Ltd. and Cosmetic Essence Inc., each privately-held. Mr. Rovit was elected to the Board of the Company at the 2010 Annual Meeting of Shareholders.

Salvatore M. Salibello (2)(3)(4)	67	2006	Mr. Salibello has been an Assurance Partner of BDO USA, LLP since January 2012. From 1978 until January 2012, he was the founder and managing partner of Salibello & Broder LLP, a certified public accounting firm, until its until its combination with BDO. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Salibello currently sits on the Board of Directors of three closed-end mutual funds (Gabelli Dividend and Income Trust Fund, Gabelli Global Utility and Income Trust Fund, and Gabelli Global Gold Natural Resources + Income Trust Fund). Mr. Salibello was elected to the Board of the Company on June 29, 2006.

Michael Zimmerman (4)	42	2006	Mr. Zimmerman founded Prentice (5) in May 2005 and has been its Chief Executive Officer since its inception. Prior thereto, he managed investments in the retail consumer sector for S.A.C. Capital, a Connecticut-based investment fund, from 2000-2005. Mr. Zimmerman currently serves on the Board of Directors of Delia’s, Inc., a retailer of apparel for young girls, and he served as a director of The Wetseal, Inc., a national specialty retailer of contemporary apparel and accessory items, from March 2006 through May 2010. Mr. Zimmerman was elected to the Board of the Company on October 5, 2006. Mr. Zimmerman is a current Prentice Director.

(1)	Member of Compensation Committee of the Board.
(2)	Member of Nominating/Governance Committee of the Board.
(3)	Member of Audit Committee of the Board.
(4)	Member of Executive Committee of the Board.
(5)	See “Security Ownership of Certain Beneficial Owners” table herein.

Specific Nominee Attributes

Subject to the current rights of Prentice to designate two nominees to the Board, the Board seeks directors who represent a mix of backgrounds and experience that will enhance the quality of the Board’s deliberations and decisions. See “Board Qualifications” below for a description of the specific attributes we consider necessary to be an effective director. Below are some of the specific experiences and skills of our directors that led the Board to conclude, in light of our business and structure, that such individuals should serve as members (and nominees) of the Board.

Raphael Benaroya

Mr. Benaroya, as a director of the Company since 1993 (at which time the Company was called “Russ Berrie and Company, Inc.”), Executive Chairman from September 2011 through March 2013, and current Chairman, President and CEO), has extensive knowledge of the Company’s business. In addition, through Mr. Benaroya’s long-standing tenure as Chairman of the Board, President and CEO of United Retail Group, Inc., a Nasdaq-listed company which operated a chain of retail specialty stores, as well as his prior experience as Executive Vice President of the Izod LaCoste division of General Mills, Executive Vice President of Jordache Enterprises, Inc., and President of several operating divisions of The Limited, he provides valuable business, leadership and management insights into driving the strategic direction for the Company, as well as a critical perspective with respect to the retail industry. Through Mr. Benaroya’s unique career path, he has attained significant international, wholesale, technology, marketing, product development, sourcing, logistics, licensing and financial/M&A expertise, all of particular value to the Board.

Mario Ciampi

Mr. Ciampi is a Prentice designee to our Board. His experience as a former President of Disney Store — North America, and his previous roles, including Senior Vice President — Operations, for The Children’s Place, a company listed on the New York Stock Exchange (NYSE), each specialty retailers of children’s merchandise, result in a strong record of operational and strategy leadership in an industry complementary to ours, as well as extensive mergers and acquisitions and restructuring experience, all valued attributes for our Board. Mr. Ciampi, through his board membership with Bluefly, Inc. and Delia’s, Inc., also brings public board and corporate governance experience to the Company.

Frederick Horowitz

Mr. Horowitz, as the Chairman and CEO of A.P. Deauville, a manufacturer and distributor of personal care products, primarily in the value and mass markets, and managing partner of American Brand Holdings, LLC, an owner of consumer brands, brings to our Board his knowledge of managing complex operations, strategic planning and building a strong consumer brands focus. He is also the Chairman and CEO of Sumner Capital, LLC, and was a founding investor, President and CEO of NetGrocer, a national on-line grocery retailer. Prior to NetGrocer, Mr. Horowitz was a co-founder of USA Detergents, Inc., a manufacturer and marketer of quality value brand laundry and household cleaning products which he built from startup in 1991 until its sale to Church and Dwight (NYSE: CD) in 2000. He has over twenty-five years of active entrepreneurial experience, combined with understanding of branding, licensing, logistics, and retail sales channels.

Hugh R. Rovit

Mr. Rovit’s recent experience as Chief Executive Officer of Sure Fit Inc., a marketer and distributor of home furnishing products, and his previous roles as Chief Financial Officer for Best Manufacturing and Royce Hosiery Mills, each of which is involved in manufacturing textiles, result in a strong record of operational and strategy leadership in industries complementary to ours, which are valued attributes for our Board. Mr. Rovit also brings expertise in managing banking relationships and structuring credit facilities. Mr. Rovit, through his board membership with Spectrum Brands, Inc., also brings public board and corporate governance experience to the Company.

Salvatore Salibello

Mr. Salibello, with over 40 years of experience, including as a founder and managing partner of Salibello & Broder LLP, a certified public accounting firm, brings a high level of financial literacy to the Board. He is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants, and an audit committee financial expert, which also makes him a valued member of our Audit Committee, of which he currently serves as Chairman. Mr. Salibello also has extensive corporate governance experience through his multi-year service on the Board of Directors of three closed-end mutual funds.

Michael Zimmerman

Mr. Zimmerman is a Prentice designee to our Board. Mr. Zimmerman, as a founder and CEO of Prentice since May 2005, and as a manager of investments in the retail consumer sector for S.A.C. Capital, a Connecticut-based investment fund, from 2000-2005, brings a high level of both financial expertise and industry experience to our Board, and enables him to bring valuable insights to the Board’s deliberations. Mr. Zimmerman also has public company and corporate governance experience as a director of Delia’s Inc. (including as a member of its Corporate Governance and Nominating Committee) and a former director of The Wetseal, Inc., a national specialty retailer of contemporary apparel and accessory items.

BOARD QUALIFICATIONS AND CORPORATE GOVERNANCE

I. Board of Directors and Independence Determinations

Board Qualifications

Subject to the current rights of Prentice to designate two nominees to the Board, the Board seeks directors who represent a mix of backgrounds and experience that will enhance the quality of the Board’s deliberations and decisions. In addition, Board members should display the personal attributes necessary to be an effective director, including integrity, sound judgment, analytical skills, the ability to operate collaboratively, and commitment to the Company and its shareholders. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our business. Our Board members represent a desirable mix of backgrounds, skills and experiences, and they all share the personal attributes of effective directors described above. Below are some of the specific experiences and skills of our directors that led the Board to conclude that, in light of our business and structure, such individuals should serve as members of the Board.

Board Leadership Structure

Now that the Board’s search for a successor CEO to Mr. Crain is complete, the Board has expressed its intention to appoint a non-executive Chairman of the Board. Until a non-executive Chairman is identified and appointed, however, the Board believes that Mr. Benaroya’s experiences, other insights, and long-standing experience with the Company put him in the best position to provide broad leadership for the Board. As a result, on an interim basis, our Board has combined the role of Chairman of the Board and CEO. Mr. Benaroya, our current President and CEO, has been a member of our Board since 1993 (when the Company was known as “Russ Berrie and Company, Inc.”), was Chairman of the Board prior to his appointment as Executive Chairman in September 2011 (as a result of the resignation of Bruce Crain, our prior CEO), and remains Chairman of the Board. Mr. Benaroya possesses an in-depth knowledge of the Company and its operations. Mr. Benaroya, a seasoned executive, is able to provide a wealth of knowledge and experience to the Board, and provides stability and continuity during this transition period. Although we do not currently have a Lead Independent Director, a majority of the Board is comprised of independent directors who provide strong leadership for the Board and each of the committees of the Board. Each independent director has access to the Company’s executives, may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee. The independent directors meet from time to time, as deemed appropriate in their discretion, in their various capacities, and the Audit Committee members meet with our outside auditors on a regular basis. Despite the Board’s current intention to appoint a non-executive director, neither our bylaws nor our corporate governance guidelines require that we separate these roles, and the Board does not have a policy on whether the same person should serve as both the CEO and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-executive directors. Our Board believes that it should have the flexibility to make these determinations from time to time in the way that it believes best to provide appropriate leadership for the Company under then-existing circumstances. The Board intends to periodically review the Company’s leadership structure, and retains the authority to separate or combine the positions of Chairman and Chief Executive Office at any time in its discretion.

Board Diversity Policy

The Nominating/Governance Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of its nomination recommendations. As stated in our policies with respect to minimum qualifications for Board members, the Board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board. Accordingly, Board candidates are considered based upon various criteria, including, but not limited to, their broad-based business and professional skills and experiences, concern for the long-term interests of the shareholders, and their reputation, personal integrity and judgment. In addition, directors must have sufficient time available to devote to Board activities and to enhance their knowledge of the consumer goods and related industries. The Board considers each nominee in the context of the Board as a whole, with the objective of assembling a Board that can best maintain the success of our business. Although the Board does not have a formal diversity policy, the Nominating/Governance Committee periodically reviews the Board’s membership in light of our business model and strategic objectives, considers whether the directors possess the requisite skills, experience and perspectives to oversee the Company in achieving those goals, and may seek additional directors from time to time as a result of its considerations. Qualified candidates are considered without regard to race, color, religion, sex, ancestry, national origin or disability.

Risk Oversight

Companies face a variety of risks. It is management’s responsibility to assess and manage the various risks that the Company faces, and the Board’s responsibility to oversee management in this effort. Management generally believes that the Company faces risks in the following categories: strategic, operational, financial and compliance. The Board believes that an effective risk management system will: (i) timely identify the material risks that the Company faces; (ii) communicate necessary information with respect to material risks to senior executives, and as appropriate, to the Board or relevant Board committee, (iii) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (iv) integrate risk management into the Company’s decision-making.

In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself, as more fully described below. The Board as a whole has oversight responsibility for the Company’s strategic and operational risks (e.g., major initiatives, competitive markets and products, sales and marketing, and research and development). Throughout the year the CEO discusses these risks with the Board during strategy reviews that focus on a particular business or function. Our Audit Committee has oversight responsibility for financial risk (such as accounting, finance, internal controls and tax strategy). Oversight responsibility for compliance risk is shared among the Board committees. For example, the Audit Committee oversees compliance with the Company’s code of conduct and finance- and accounting-related laws and policies; the Compensation Committee oversees compliance with the Company’s executive compensation plans and related laws and policies, and annually evaluates whether the compensation arrangements of the Company’s employees incentivize unnecessary and excessive risk-taking; and the Nominating/Governance Committee oversees compliance with governance-related laws and policies, including the Company’s corporate governance guidelines. The Audit Committee oversees the Company’s approach to risk management as a whole. As set forth in our Audit Committee Charter, the Audit Committee reviews and discusses periodically with management the Company’s major financial risk exposures, the steps taken to monitor and control such exposures and policies with respect to risk assessment and risk management, including discussions of guidelines and policies to govern the process by which risk assessment and management is undertaken. We do not believe that the Board’s role in risk oversight affects the Board’s leadership structure (discussed above), however, we believe that the Board’s ability to discharge its risk oversight is enhanced by the service of our chief executive officer as a director.

Independence Determinations

The Board undertakes periodic reviews of director independence. In such reviews, the Board considers transactions and relationships between (i) each director, entities with which such director is affiliated and/or any member of such director’s immediate family and (ii) the Company and its subsidiaries and affiliates. The purpose of these reviews is to determine whether any such relationships or transactions are inconsistent with a determination that such director is “independent” in accordance with applicable rules and regulations of the NYSE, applicable law, and the rules and regulations of the SEC.

As a result of such reviews, as well as the directors’ and nominees’ responses to the Company’s questionnaire with respect to independence matters, the Board has affirmatively determined that all persons who served as directors of the Company during any part of the 2012 calendar year, and all current directors and nominees, were and are “independent” for purposes of Section 303A of the Listed Company Manual of the NYSE, with the exception of Mr. Benaroya, the Company’s current President and Chief Executive Officer, and previous Executive Chairman and acting CEO. Each member of the Company’s Compensation Committee, Nominating/Governance Committee and Audit Committee is independent in accordance with such standards as well.

In making this determination, the Board considered transactions and relationships between (i) each director or nominee, entities with which such person is affiliated and/or any member of such person’s immediate family, and (ii) the Company and its subsidiaries and affiliates, in order to ascertain whether any such relationships or transactions were inconsistent with a determination that such person is “independent” in accordance with applicable rules and regulations of the NYSE, applicable law, and the rules and regulations of the SEC. The Board based its determinations primarily on a review of the responses of such persons to questions regarding employment and compensation history, affiliations and family and other relationships between the Company, the directors/nominees, and entities with which such persons are affiliated, discussions and analyses with respect to the foregoing, and the recommendations of the Nominating/Governance Committee.

In determining that each director and nominee other than Mr. Benaroya is independent, in addition to confirming that none of the automatic disqualifications required by the NYSE are applicable to such persons, the Board also affirmatively determined that each such person has no direct or indirect material relationship with the Company or its subsidiaries. In making these determinations, the NYSE has noted that as its concern is independence from management, it does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding. As stated above, the Board determined that none of the automatic disqualifications were applicable to any individuals who were directors during 2012 (or are current directors or nominees) other than Mr. Benaroya. Certain directors and nominees have relationships with other directors and/or shareholders of the Company and the Company from time to time has relationships with entities with which certain of such persons are affiliated. All such relationships were considered by the Board in making its independence determinations, whether or not expressly prohibited by the NYSE.

The Board’s specific determinations with respect to “material relationships” for current directors and nominees, and each individual who was a director at any time during 2012, other than Mr. Benaroya, who was not deemed to be independent, are set forth below.

Mr. Ciampi (current director, Prentice designee):

Relevant Facts: Mr. Ciampi is a partner of Prentice, and a manager and member of an affiliate of Prentice.

Determination: Mr. Ciampi’s relationship with Prentice (and an affiliate of Prentice) do not constitute direct relationships with the Company or its subsidiaries (and the Company has no parents in a consolidated group). As a partner of Prentice, which owns approximately 20.1% of the Company’s outstanding stock and is a party to the IRA, and a manager and member of an affiliate of Prentice, he may be deemed to have an indirect relationship with the Company, but as the NYSE does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding, the Board determined that Mr. Ciampi’s positions with Prentice entities did not affect its determination that he is independent.

Mr. Horowitz (current director): As Mr. Horowitz has no direct or indirect relationship with the Company or its subsidiaries (and the Company has no parents in a consolidated group), he was deemed independent.

Mr. Rovit (current director): As Mr. Rovit has no direct or indirect relationship with the Company or its subsidiaries (and the Company has no parents in a consolidated group), he was deemed independent.

Mr. Salibello (current director): As Mr. Salibello has no direct or indirect relationship with the Company or its subsidiaries (and the Company has no parents in a consolidated group), he was deemed independent.

Mr. Zimmerman (current director; Prentice designee):

Relevant Facts: Mr. Zimmerman is the Managing Member of the general partner of Prentice, the Chief Executive Officer of Prentice, and a manager of an affiliate of Prentice. According to the Prentice Schedule 13D (defined in footnote (1) to the “Security Ownership of Certain Beneficial Owners” chart herein), Mr. Zimmerman may be deemed to be the beneficial owner of the shares of Common Stock purchased by the Prentice Buyers (although he disclaims beneficial ownership of such shares).

Determination: Mr. Zimmerman’s relationships with Prentice entities do not constitute direct relationships with the Company or its subsidiaries (and the Company has no parents in a consolidated group). As an executive officer of Prentice, which owns approximately 20.1% of the Company’s outstanding stock and is a party to the IRA (and as the managing member of the general partner of Prentice as a manager and member of an affiliate of Prentice), he may be deemed to have indirect relationships with the Company, but as the NYSE does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding, the Board determined that Mr. Zimmerman’s positions with Prentice entities (including his potential deemed beneficial ownership of the Company’s Common Stock held thereby) did not affect its determination that he is independent.

II. Board Meetings and Committees; Annual Meeting Attendance

The Board held thirteen (13) meetings during 2012. In 2012, no incumbent director attended fewer than 75% of the aggregate number of meetings of (i) the Board and (ii) any committees of the Board on which such director served (in each case, during the periods that such director served), other than Mr. Rovit, who attended 71% of the aggregate number of such meetings. It is the policy of the Company for Board members to attend the Company’s annual meeting of shareholders. All but one of our Board members were present at the Company’s 2012 Annual Meeting of Shareholders. See the “2012 Director Compensation” table herein and subsequent narrative for a description of the compensation paid to directors in 2012.

The Board maintains, among other committees, a standing audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating/governance committee (the “Nominating/Governance Committee”). Links to the current charters for each such committee can be found on the Company’s website located at www.kidbrands.com, by clicking on the “Investor Relations” tab, and then the “Corporate Governance” tab. Such charters are available in print to any shareholder who makes a written request therefor to the Company at One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: Corporate Secretary.

Audit Committee

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), held nine (9) meetings during 2012. The Audit Committee currently consists of Messrs. Salibello (Chair), Horowitz and Rovit. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee’s function is to assist the Board in fulfilling its oversight responsibility by monitoring: (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with legal and regulatory requirements; (3) the independence, qualifications and performance of the Company’s independent auditors; (4) the performance of the Company’s internal audit function; (5) the investments made by the Company; and (6) any transactions between related parties (including, without limitation, officers, directors and principal shareholders) and the Company, other than normal and usual employment compensation arrangements with the Company. The Board has affirmatively determined that each current member of the Audit Committee (and each individual who served on such committee at any time during 2012), is independent (as defined in Section 303A of the listing standards of the NYSE and Section 10A(m)(3) of the Exchange Act, and Rule 10A-3 promulgated thereunder) and may serve on the Audit Committee. The Board has affirmatively determined that the Chair of the Audit Committee, Mr. Salibello, is an “audit committee financial expert”, as that term is defined in Item 407(d)(5) of Regulation S-K, and, as described above, is “independent” for purposes of the listing standards of the NYSE. The report of the Audit Committee is set forth in this Proxy Statement.

Compensation Committee

The Compensation Committee, which held eight (8) meetings during 2012, currently consists of Messrs. Horowitz, Ciampi and Rovit. Each current member of the Compensation Committee (and each individual who served on such committee at any time during 2012) is independent, as independence for such members is defined in the listing standards of the NYSE. The Compensation Committee operates under a written charter adopted by the Board. The function of the Compensation Committee is to: (i) review and approve remuneration arrangements for the Chief Executive Officer and the other executive officers of the Company (including annual base salary level, annual incentive opportunity level, long-term incentive opportunity level and any employment agreements, severance arrangements, and any change in control agreements/provisions) and make recommendations to the Board with respect to the compensation of directors, and all incentive compensation and equity based plans; (ii) review and discuss with the Company’s management the Compensation Discussion and Analysis (“CD&A”) and to determine whether to recommend to the Board that the CD&A be included in the Company’s applicable regulatory filings; (iii) review and approve the Company’s overall compensation philosophy and oversee the administration of compensation and benefit programs, policies and practices; and (iv) produce an annual Compensation Committee Report for inclusion in the Company’s applicable regulatory filings. The report of the Compensation Committee is set forth in this Proxy Statement. In accordance with its charter, the Compensation Committee may form and delegate authority to subcommittees when appropriate, but has not done so to date.

Processes and Procedures

The Compensation Committee is responsible for annually reviewing and approving goals and objectives relevant to CEO and executive officer (including NEO) compensation, evaluating their performance in light of those goals and objectives, and setting their compensation levels based on this evaluation. See the CD&A below for a detailed discussion of how various elements of compensation for our executives is determined. In evaluating executive officers other than the CEO, the Compensation Committee receives significant input from the CEO, whose recommendations weigh heavily in the Committee’s overall annual assessment for each such executive. See “Role of Management” in the CD&A below. Such executive assessment is used by the Committee in determining or approving, as applicable, base salary adjustments, equity award amounts, as well as potential cash incentive compensation award levels for the coming year. At the time of such executive assessments, the Compensation Committee also reviews and makes recommendations to the Board with respect to each element of the compensation of directors and all incentive-compensation plans and equity-based plans. The analysis of director compensation is based on a number of considerations, including prior practice, the periodic recommendations of our compensation consultants (discussed below) and competitive market and industry information. Management is not involved in determining the amount or form of director compensation.

The Compensation Committee’s charter grants it the sole authority to retain and terminate any compensation consultant, legal counsel or other adviser it deems necessary or appropriate (and grants the Compensation Committee sole authority to approve such adviser’s fees and other retention terms). Although we do not put a premium on “benchmarking,” the Committee has periodically engaged James F. Reda and Associates, LLC, a Division of Gallagher Benefits Services, Inc. (“REDA”), to review and compile certain publicly-available information with respect to the compensation of executives. REDA provided no such services in 2012. However, REDA was retained on a limited basis during 2012 solely to value 2011 and proposed 2012 equity grants to directors, including a calculation of the estimated grant date fair value of the SAR/RSU grants to directors under consideration for 2012 based on a Black Scholes valuation analysis (without determining or recommending the amount or form of such proposed grant). Other than the foregoing (and a review of the Company’s Compensation Discussion and Analysis for the year ended December 31, 2011), REDA did not perform any services for the Company during 2012. The Compensation Committee analyzed whether the work of REDA as a compensation consultant raised any conflict of interest, taking into consideration the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm’s total revenue; (3) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee; (5) any Company stock owned by the individual consultants involved in the engagement; (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement, as well as any other factors that would be relevant to REDA’s independence from management. The Compensation Committee determined, based on its analysis of the above factors, that the work of REDA and the individual compensation advisors employed by REDA as compensation consultants to the Compensation Committee has not created any conflict of interest and the Compensation Committee is satisfied with the independence of REDA. REDA serves at the discretion of the Committee. The Compensation Committee will assess the independence of any of our compensation advisers (including outside legal counsel) by reference to the foregoing factors, as well as any other factors that would be relevant to such adviser’s independence from management prior to engaging such adviser, consistent with SEC regulations and applicable NYSE listing standards. The Committee does not attempt to maintain specific target percentiles with respect to a specific list of benchmark companies, but instead periodically uses analyses of peer group companies to determine whether the Company’s compensation programs are generally competitive with that of others in similar industries. See “BENCHMARKING” below. Cash compensation to directors has not been changed to date from the arrangements approved in May of 2005, other than compensation for temporary special committees formed on an as-needed basis from time to time (the form and value of equity awards, however, does change periodically).

It is the current intention of the Board to grant to each Non-Employee Director, on the date of each Annual Meeting of Shareholders immediately following which such Non-Employee Director is serving on the Board, awards under the Company’s Equity Incentive Plan (the “Current Plan”) with an aggregate value on the date of grant consistent with the Board’s then-current policy, to the extent such awards are available for issuance under such plan. See the sections captioned “How We Choose Amounts for Each Element of Our Compensation Program” and “Role of Management” in the CD&A below for a detailed description of the factors considered by the Compensation Committee in establishing the compensation of our key executives, as well as the role of management with respect thereto. The Compensation Committee also periodically engages independent counsel to advise on various legal issues affecting compensation programs and processes. As discussed above, the Compensation Committee will assess the independence of any outside counsel retained to advise it, consistent with SEC regulations and applicable NYSE listing standards.

Nominating/Governance Committee

The Nominating/Governance Committee, which held one (1) meeting in 2012, currently consists of Messrs. Ciampi, Salibello, and Rovit. Each current member of the Nominating/Governance Committee (and each individual who served on such committee at any time during 2012) is independent, as independence for such members is defined in the listing standards of the NYSE. The Nominating/Governance Committee operates under a written charter adopted by the Board. The function of the Nominating/Governance Committee is to develop corporate governance principles applicable to the Company and oversee the evaluation of the Board and the management of the Company. In addition, the Nominating/Governance Committee identifies and recommends to the Board individuals who are qualified, consistent with criteria approved by the Board, to be selected as nominees for election as a director of the Company, as well as members of the various committees of the Board.

Minimum Qualifications for Board of Directors Nominees

The Board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board. Accordingly, Board candidates will be considered by the Nominating/ Governance Committee based upon various criteria, including, but not limited to, their broad-based business and professional skills and experiences, concern for the long-term interests of the shareholders, and their reputation, personal integrity and judgment. In addition, directors must have sufficient time available to devote to Board activities and to enhance their knowledge of the consumer goods and related industries. Qualified candidates will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. See “Board Qualifications”, “Specific Nominee Attributes” and “Board Diversity Policy” above for additional information with respect to qualifications of nominees to our Board and our analysis of diversity with respect to the composition of the Board.

Identification and Evaluation Process Related to Director Nominations

The Nominating/Governance Committee recommends to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders and recommends additional candidates to fill vacancies as needed, in accordance with the procedures set forth below. In the case of incumbent directors whose terms of office are set to expire, the Nominating/Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the Nominating/Governance Committee first determines whether the candidate must be “independent” as defined by applicable securities laws, the rules and regulations of the SEC and the listing standards applicable to the Company. The Nominating/Governance Committee will identify potential candidates and may also engage, if it deems appropriate, a professional search firm, but has not done so to date. The Nominating/Governance Committee will then meet to discuss and consider such candidates’ qualifications in light of the overall composition of the Board, the operating requirements of the Company, the long-term interests of the shareholders and the criteria for nominee selection approved by the Board. Contact will be initiated with preferred candidates, including, to the extent the Nominating/Governance Committee deems necessary, the requirement of the completion of informational questionnaires provided by the Nominating/Governance Committee to the candidate, as well as personal interviews of such candidates. After such procedure is complete, the Nominating/Governance Committee will meet to approve final candidates for recommendation to the full Board as set forth in its charter. The Nominating/Governance Committee will consider director candidates recommended by shareholders provided the published procedures established by the Company for such recommendations are followed by submitting shareholders. (See “Shareholder Recommendations for Director” below for such procedures and relevant provisions of the IRA.) The Nominating/Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a shareholder.

Shareholder Recommendations for Director

The Nominating/Governance Committee will consider qualified candidates for director who are recommended by the Company’s shareholders in written submissions to the Corporate Secretary, One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073. Written submissions of recommendations from a shareholder must be received at least 120 days before the date of release of the Company’s proxy statement to shareholders in connection with the previous year’s annual meeting (or if the current meeting has been moved by more than 30 days from the previous year’s meeting, or if no annual meeting was held during the previous year, at least 120 days before the date of release of the Company’s proxy materials in connection with the current year’s annual meeting) to be considered for the current year’s annual meeting, and should include the nominee’s qualifications and other relevant biographical information, including age, employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements, and board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. Recommendations received after the 120 day period specified above will be considered for nomination at the next succeeding annual meeting of shareholders. The Nominating/Governance Committee will consider director candidates recommended by shareholders provided the procedures set forth above are followed by shareholders in submitting recommendations. The Nominating/ Governance Committee retains discretion in the recommendation of nominees to the Board, and has no obligation to nominate a candidate recommended by a shareholder or to include such candidate in the Company’s proxy materials.

Notwithstanding the foregoing, pursuant to the IRA, and subject to the limitations set forth therein, the Company has generally agreed, among other things, to nominate for election with respect to all shareholders meetings or consents concerning the election of members of the Board, two Prentice Directors, subject to decrease as specified therein, provided further, that at any time that Prentice shall have the right to designate more than one Prentice Director, at least one of such designees is required to be an Independent Director, defined generally as (i) “independent” for purposes of the governance rules of the New York Stock Exchange and (ii) “independent” under such rules if Prentice were the listed company with respect to which independence is being determined. The Company has waived the requirement set forth in clause (ii) above. In addition, the Company shall not be obligated to cause to be nominated for election to the Board or to recommend to the shareholders the election of any designee of Prentice: (i) who fails to submit to the Company on a timely basis such questionnaires as the Company may require of its directors generally and such other information as the Company may reasonably request or (ii) if the Board or the Nominating/Governance Committee determines in good faith that such action would be inconsistent with its fiduciary duties or applicable law; provided, that in such event, the Company shall promptly notify Prentice of the basis for such belief and, to the extent that the Board or the Nominating/Governance Committee continues to believe that such action is inconsistent with its fiduciary duties, shall permit Prentice to provide an alternate nominee or nominees sufficiently in advance of the meeting of the shareholders called with respect to such nominees. In connection with the foregoing, Prentice designated Messrs. Zimmerman and Ciampi as the Prentice Directors, each of whom were considered and recommended by the Nominating/Governance Committee to the Board and accepted for inclusion as nominees for election as directors at the 2013 Meeting.

Communication with the Board of Directors

Shareholders and any other interested party who would like to communicate directly with the Company’s Board, including any individual director, the Chairman of the Board and/or the presiding director, a committee of the Board, the non-management directors as a group or the independent directors as a group may do so: (1) electronically by sending an e-mail to the following address: theboard@kidbrands.com; or, (2) by writing to: Board of Directors, Kid Brands, Inc., One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: Corporate Secretary. All such communications, via e-mail or in writing, will be forwarded by the Corporate Secretary to the appropriate Board member(s).

Corporate Governance Guidelines

The Company has adopted a set of Corporate Governance Guidelines, a current version of which can be located on the Company’s website, www.kidbrands.com, by clicking on the “Investor Relations” tab and then the “Corporate Governance” tab. Such guidelines are available in print to any shareholder who makes a written request therefor to the Company at One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: Corporate Secretary.

Executive Sessions of Non-Management and Independent Directors

Pursuant to the Company’s Corporate Governance Guidelines, non-management Board members will meet without management present at least quarterly at regularly scheduled executive sessions. “Non-management” directors are all those who are not Company officers. “Non-management” directors include such directors, if any, who are not independent by virtue of a material relationship with the Company, former status or family membership, or for any other reason. The Chairman of the Board presides at such meetings unless the Chairman is not a non-management director, or if the Board has no Chairman, in which case the presiding director will be chosen by the non-management directors. Currently, Salvatore Salibello, the Chairman of the Audit Committee, is the presiding director at such meetings (as Mr. Benaroya is currently serving as the Company’s Chairman, President and CEO). In addition, an executive session including only the independent directors of the Board shall be held at least once annually. The Chairman of the Board presides at such meetings unless the Chairman is not an independent director, or if the Board has no Chairman, in which case the presiding director will be chosen by the independent directors. Currently, Salvatore Salibello, the Chairman of the Audit Committee, is the presiding director at such meetings.

Codes of Ethics

The Company has adopted a Code of Ethics for the Principal Executive Officer and Senior Financial Officers, as well as a more general Code of Business Conduct and Ethics. You can find links to current versions of each of these codes on the Company’s website located at www.kidbrands.com, by clicking on the “Investor Relations” tab and then the “Corporate Governance” tab, and such codes are available in print to any shareholder who makes a written request therefor to the Company at One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: Corporate Secretary.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board has ratified the Audit Committee’s selection of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the 2013 calendar year. Services provided to the Company and its subsidiaries by KPMG are described under “Audit Fees”, “Audit-Related Fees”, “Tax Fees” and “All Other Fees” below.

We are asking our shareholders to ratify the selection of KPMG as our independent registered public accounting firm for the 2013 calendar year. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of KPMG to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm, and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection, the Audit Committee will consider the selection of a different independent registered public accounting firm, but may retain KPMG in its discretion. Even if the selection of KPMG is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of KPMG LLP as our independent registered public accounting firm for the 2013 calendar year.

EXECUTIVE COMPENSATION

ANALYSIS OF RISK IN OUR COMPENSATION STRUCTURE

As part of its responsibilities to annually review all incentive compensation and equity-based plans, and evaluate whether the compensation arrangements of the Company’s employees incentivize unnecessary and excessive risk-taking, the Compensation Committee evaluated the risk profile of our compensation policies and practices for 2012, and concluded that they do not motivate imprudent risk taking. In its evaluation, the Compensation Committee reviewed our employee compensation structures, and noted numerous design elements that manage and mitigate risk without diminishing the incentive nature of the compensation, including: (i) a balanced mix between cash and equity, and annual and longer-term incentives; (ii) a compensation mix that recognizes that while long-term success is critical, annual performance and adequate fixed compensation are also essential; (iii) caps on incentive awards at reasonable levels (as determined by a review of our economic position and prospects); (iv) linear payouts between target levels with respect to annual incentive awards; (v) goals that are set appropriately to be sufficiently challenging, but also reasonably achievable with good performance; (vi) discretion for the Committee to account for unusual events in its determination of the achievement of targets; (vii) a portfolio of long-term incentives that have a retentive element and typically vest over a three to five year period; (viii) the existence of claw-back policies for payments made using materially inaccurate financial results; and (ix) the prohibition on hedging Company Common Stock without the approval of the Board. The Compensation Committee also reviewed our compensation programs for certain design features that may have the potential to encourage excessive risk-taking, including: over-weighting towards annual incentives, highly leveraged payout curves, unreasonable thresholds, and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds. The Compensation Committee concluded that our compensation programs do not include such elements. In addition, the Compensation Committee analyzed our overall enterprise risks and how compensation programs may impact individual behavior in a manner that could exacerbate these enterprise risks. For this purpose, the Compensation Committee considered the Company’s growth and return performance, volatility and leverage. In light of these analyses, the Compensation Committee concluded that it has a balanced pay and performance program that does not encourage excessive risk-taking that is reasonably likely to have a material adverse effect on the Company. We believe our compensation programs encourage and reward prudent business judgment and appropriate risk-taking over the long term.

COMPENSATION DISCUSSION AND ANALYSIS

The “Committee” as used in this section refers to the Compensation Committee of the Board. “Named executive officers” or “NEOs” refer to the individuals set forth in the Summary Compensation Table below, and the “CEO” refers to Raphael Benaroya, the Company’s President and Chief Executive Officer (since March 14, 2013), and its interim Executive Chairman and acting CEO prior thereto commencing September 12, 2011. Note that the services of Mr. Benaroya as acting CEO were provided though an agreement between the Company and RB, Inc. (a company wholly-owned by Mr. Benaroya), pursuant to which RB, Inc. provided the services of Mr. Benaroya to the Company. As a result, while Mr. Benaroya was the Company’s Executive Chairman and an NEO throughout 2012, he was an employee of RB, Inc. during this period. This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ from the current or planned programs summarized in this discussion.

COMPENSATION PHILOSOPHY AND OVERVIEW

We feel that the overall compensation levels of our executives (including our NEOs) should be sufficiently competitive to attract talented leaders and motivate those leaders to achieve superior results. At the same time, however, we believe that compensation should be set at responsible levels, reflecting our continued focus on improving sales and margins, controlling costs and creating value for our shareholders. At the core of our compensation philosophy is our belief that compensation should be linked to performance. We believe that offering a competitive total compensation package to executives that incorporates a reward-for-performance philosophy helps achieve these objectives. As a result, a significant portion of the compensation of our executive officers is based upon achievement of corporate objectives. We also believe that total compensation and accountability should generally increase with position and responsibility. Consistent with this view, opportunities under our incentive compensation program typically represent an increasing portion of total compensation as position and responsibility increase, as individuals with greater responsibility have greater ability to influence the Company’s achievement of targeted results and strategic initiatives. Similarly, equity-based awards (when they are granted) generally represent a higher portion of total compensation for persons with higher levels of responsibility, making a significant portion of their total compensation dependent on long-term stock appreciation. The Committee feels that it maintains a balanced compensation program that does not encourage excessive risk-taking. See “ANALYSIS OF RISK IN OUR COMPENSATION STRUCTURE” above.

ELEMENTS OF 2012 EXECUTIVE COMPENSATION

The material elements of our executive compensation program are: (i) base salary; (ii) annual cash incentive compensation; (iii) periodic equity awards; and (iv) perquisites and other benefits.

Although we fine-tune our compensation programs as conditions change, we believe it is important to maintain consistency in our compensation philosophy and approach. We recognize that value-creating performance by an executive or group of executives does not always translate immediately into appreciation in our stock price, particularly in periods of economic stress. However, the Committee believes that it may be appropriate for certain components of compensation to decline during such periods. Fiscal 2012 continued to be a challenging year for the Company due to, among other things, various previously-reported events impacting the Company’s results for the year, as well as the continued difficult economic environment. As a result, the Company made the decisions set forth under “KEY DECISIONS FOR 2012” below with respect to its 2012 executive compensation program.

WHY WE CHOOSE TO PAY EACH ELEMENT

We provide cash compensation in the form of base salary and annual incentive compensation. The objective of base salary is to provide current compensation that reflects job responsibilities, value to the Company and individual performance, while maintaining market competitiveness.

The objective of cash incentive compensation is to assure that a significant portion of total compensation is based on a reward of superior company or business unit performance in specified measures. The opportunity for a more significant award increases when the Company or a specific operating group achieves high levels of such performance. Commencing in 2012, we initiated an executive Incentive Compensation Bonus Program (the “ICBP”), which is similar to a prior executive incentive compensation program that commenced in 2005 and was in effect through 2011 (the “IC Program”). The ICBP in 2012 provided designated employees of the Company and its subsidiaries with an opportunity to earn substantial cash remuneration beyond their base salary based on the attainment of specified operating objectives by the Company (or specified business units thereof). The objectives of the ICBP are to, among other things: (1) more closely align participants’ interests with those of shareholders; (2) reward participants for contributing to the short and long-term growth of the business; (3) provide participants with a more meaningful role in the attainment of maximum compensation levels; (4) provide a competitive platform for compensation vis-à-vis the marketplace; and (5) serve as a recruitment and retention tool. Incentive compensation awards under the ICBP for 2012 were based on specified percentages of base salary. The determination of such percentages is discussed below, and with respect to our named executive officers in 2012, ranged from a maximum potential payment of approximately 90% to 100% of base salary in the event that the maximum targets were achieved. See “Operation of the 2012 ICBP” below for a detailed discussion of potential and actual cash incentive compensation awarded to the NEOs in 2012.

Equity awards are used periodically to provide our executives with upside opportunity with the improvement of the Company’s stock price and to provide incentives for retention, as such awards vest over time. We feel that stock option and stock appreciation right (“SAR”) awards align the interests of our executives with those of our shareholders, support the Company’s pay-for-performance philosophy (e.g., all the value received by the recipient from a stock option or SAR is based on the growth of the stock price above the exercise price, and correspondingly, the recipient is both incentivized to perform in a manner designed to increase shareholder value and exposed to the risk of the effect of negative performance on the Company’s stock price), foster employee stock ownership, and focus the management team on increasing value for the shareholders. In addition, because executive decisions regarding such matters as product development, marketing, sales, and the like, can affect the Company’s performance over several years, the Committee believes it is important to structure equity-based awards so that executives will focus on the long-term consequences of their decisions. As a result, a substantial portion of most equity awards takes the form of stock options or SARs. In addition, stock options and SARs help to provide a balance to the Company’s overall compensation program, as our annual cash incentive program focuses on the achievement of annual performance objectives, whereas the vesting period of stock options and SARs generally encourages executive retention and creates incentive for increases in shareholder value over a longer term. We also use restricted stock or restricted stock unit (“RSU”) awards to help align the interests of executives with those of the shareholders, foster employee stock ownership, contribute to the focus of the management team on increasing value for the shareholders, and encourage executive retention (through a multi-year vesting period). Restricted stock or RSU awards typically also result in less share dilution than a comparable amount (in terms of value) of options or SARs.

HOW WE CHOOSE AMOUNTS FOR EACH ELEMENT OF OUR COMPENSATION PROGRAM

We structure the size of the various elements awarded to all of our executives (including the NEOs) by balancing the interests of shareholders with the competitive need to provide an attractive overall compensation program. Although we do not have an exact formula for allocating among the different elements of our executive compensation program, including the division between cash and non-cash compensation and short and long-term incentives, we do ensure that a significant percentage of any executive’s aggregate compensation package (including that of the NEOs) is contingent upon either Company or operating group results, as is more fully described below. In addition, with respect to the specific amount of equity grants (in periods in which such grants are made), the CEO and the Committee use long-term incentive multiples in order to determine preliminary equity award values (which are then subject to adjustment), as described in “ANALYSIS OF DECISIONS WITH RESPECT TO OUR 2012 COMPENSATION PROGRAM”, under the caption “Equity Awards” below.

We believe that the various components of our 2012 compensation package together provide a strong link between compensation and performance on both the individual and Company level. We do not believe that compensation should be based on the short-term performance of our stock, however, whether favorable or unfavorable, because we feel that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company by our executives. Similarly, as we constantly strive for improved Company performance, amounts realizable from compensation awarded or earned in the past are treated as one factor of many considered in setting other elements of compensation. In general, when we do not achieve targeted performance levels and/or our stock does not appreciate over time, compensation that can be realized by our executives is substantially reduced. When we exceed targeted performance levels and/or our stock price appreciates over time, compensation that can be realized by our executives is substantially increased. We believe that this is the most effective means of aligning executive incentives with our shareholders’ interests.

The particular amount of each element of our executives’ compensation (including that of the NEOs) for a particular year is determined by or with the approval of the Committee, which uses the following “considerations”, among others, in making such determinations: (i) the performance of the Company or the relevant operational group; (ii) the results of an annual executive assessment for each executive for the previous year; (iii) the anticipated difficulty of achieving stated goals and objectives in the coming year; (iv) the value of each executive’s unique skills and capabilities to support long-term performance of the Company; (v) the contribution of each executive as a member of the executive management team; (vi) the scope and relative complexity of the individual’s responsibilities; (vii) competitive market and industry information, including periodic reports on performance versus a peer group of companies; (viii) the recommendations of our compensation consultant, if any; (ix) the contributions of such executive beyond his or her immediate area of responsibility; (x) compensation at former employers, in the case of new hires; and (xi) internal pay equity. Certain of these considerations are given greater weight depending on the element of compensation under consideration, as is discussed with respect to each element below.

The Committee has periodically engaged REDA to review and compile certain publicly-available information with respect to the compensation of executives. REDA provided no such services in 2012. See “Compensation Committee” above for a discussion of REDA’s limited engagement in 2012 pertaining to a valuation analysis of 2011 and proposed 2012 equity grants to directors. The Committee does not attempt to maintain specific target percentiles with respect to a specific list of benchmark companies, but instead periodically uses analyses of peer group companies to determine whether the Company’s compensation programs are generally competitive with that of others in similar industries. See “BENCHMARKING” below.

In addition to the foregoing, in making decisions with respect to any element of an executive’s compensation, the Committee considers the total compensation that may be awarded to such individual. The goal of the Committee is to set aggregate compensation levels that are reasonable, when all elements of potential compensation are considered. To aid in this analysis, the Committee uses various tally sheets for each executive officer detailing such officer’s base salary, annual cash incentive award opportunity and payout, equity-based compensation, perquisites and other benefits. The tally sheets also show holdings of the Company’s Common Stock by such executive, as well as amounts payable upon termination of employment under various circumstances. The 2012 tally sheet amounts differ from the amounts set forth in the Summary Compensation Table because, among other things: (i) base salary reflects current amounts, whereas the Summary Compensation Table reflects the base salary amount during the entire year (base salaries may have increased during the year); and (ii) annual incentive cash compensation amounts include potential awards, while the Summary Compensation Table reflects the actual amount earned in 2012. The Committee uses these tally sheets to estimate the total annual compensation of our executives, to review how a change in the amount of each compensation component affects each NEO’s total compensation, and to provide perspective on payouts under a range of termination scenarios.

As a general matter, if the Committee determines that the wealth accumulation of a particular executive and/or the potential payout resulting from the termination of his or her employment is excessive and/or unjustified, unless limited by contract, the Committee may use its discretion to adjust one or more elements of compensation for such executive. The Committee did not determine that any downward adjustments were required with respect to any NEO compensation packages or elements for 2012 as a result of wealth accumulation.

In general, we choose base salaries that are competitive relative to similar positions at companies of comparable size, including at companies in our industry, in order to provide us with the ability to attract, retain and motivate employees with a proven record of performance. However, we do not “benchmark” base salaries (see “BENCHMARKING” below). Amounts attainable under the ICBP were meant to assure that a significant portion of total compensation was based on a reward of superior performance with respect to the achievement of specific Company (or business unit) objectives. Our general policy for allocating between long-term and currently paid compensation is to establish adequate base compensation to attract and retain personnel, while providing sufficient incentives to maximize long-term value for our shareholders. As discussed above, the Company weights compensation for the executives with more responsibility (including the NEOs) more toward variable, performance-based compensation elements than for less senior employees.

Based on the Summary Compensation Table below, 2012 compensation for the NEOs was allocated as follows (reflecting the fact that performance goals under the ICBP for 2012 were not achieved by any NEO):

Base Salary	74.4%
Short-Term Incentives	0.0%
Long-Term Incentives*	18.8%
Other**	6.8%

*	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to issuances of equity awards to the NEOs during 2012 (as well as the incremental fair value of a modified award for Mr. Sabin in connection with his resignation in September 2012). These amounts may not correspond to the actual value that will be realized by these individuals.
**	Primarily reflects the benefits included within the “All Other Compensation” column of the Summary Compensation Table for all NEOs during 2012.

ONGOING PROCESS

Evaluation of executive performance and consideration of our business environment are year-round processes which culminate in the annual executive assessments discussed above. In addition to the involvement of the Committee in the determination of performance targets and objectives, meetings of the Committee or the full Board over the course of the year include reviews of financial reports on year-to-date performance versus budgeted performance and prior year performance, review of information on each executive’s stock ownership and equity award holdings and estimated grant-date values of equity awards and review of tally sheets setting forth the total compensation of the named executive officers.

ROLE OF MANAGEMENT

Senior management plays an important role in our executive compensation decision-making process, due to their direct involvement in and knowledge of the business goals, strategies, experiences and performance of the Company and its various operational units. With respect to our ICBP for 2012 (which is described in detail below), the Committee engaged in active discussions with the CEO concerning: (i) who should participate in the program and at what levels; (ii) which performance metrics should be used in connection with different operational groups and participants; and (iii) the determination of performance targets, where applicable, and whether and to what extent criteria for the previous year were achieved. With respect to equity grants, the CEO makes recommendations to the Committee as to appropriate grant levels for executives. In making these recommendations, the CEO is advised by the other senior executives with respect to those executives that do not report directly to him. The Committee reviews the appropriateness of the recommendations of the CEO with respect to the foregoing and accepts or adjusts such recommendations in light of the “considerations” applicable to the relevant element of compensation (discussed with respect to each element below). In addition, the senior executives of the Company are involved in the compensation-setting process through: (i) their evaluation of employee performance used in connection with the annual executive assessments; and (ii) their recommendations to the CEO and/or Committee with respect to base salary adjustments. Senior executives also prepare meeting information for the Committee upon request.

KEY DECISIONS FOR 2012

In light of the Company’s recent financial performance, continued challenging economic conditions, and in order to emphasize our pay-for-performance philosophy discussed in “Compensation Philosophy and Overview” above, the following actions were taken with respect to the Company’s 2012 executive compensation program:

•	On March 9, 2012, the Compensation Committee recommended to the Board for adoption, and on April 26, 2012, the Board adopted, subject to shareholder approval (which was obtained at the Company’s 2012 Annual Meeting of Shareholders), a new Incentive Compensation Bonus Program (the “ICBP”) to replace the IC Program. The IC Program was terminated as of the date of such approval. The ICBP was effective for the 2012 calendar year. The Committee has eliminated individual performance objectives as criteria for payment of awards under the ICBP, and has instead tied potential payouts solely to the achievement of specified corporate (or individual business unit[s]) performance metrics. This change was implemented to encourage management to focus on the Company’s performance and on the achievement of the overall goals and long-term strategic direction set for the Company and its business units by the Board, and to more closely align the interests of participants in the program with those of our shareholders.

•	The Company’s Severance Policy (discussed under “POST TERMINATION BENEFITS” below) was terminated as of April 26, 2012.

•	As the Company’s 2009 Employee Stock Purchase Plan had very few shares remaining available for issuance, it has been suspended for the 2012 and 2013 Plan years (and will expire by its terms at the conclusion of the 2013 Plan year).

•	Base salaries for most executives were not increased from 2011 levels (and no NEOs received base salary increases in 2012).

KEY DECISIONS FOR 2013

With respect to 2013, no material changes have been made to the Company’s overall compensation philosophy or structure discussed in this Compensation Discussion and Analysis.

ANALYSIS OF DECISIONS WITH RESPECT TO OUR 2012 COMPENSATION PROGRAM

For 2012, the Committee made compensation decisions that were intended to support continued motivation and retention of executives, while recognizing the Company’s recent financial performance as well as continued economic uncertainty, all as described below.

Base Salaries

A minimum base salary for Mr. Schaub and Ms. Carr was determined by their respective employment agreements. In addition, the Company’s agreement with RB, Inc. (effective until March 14, 2013) provided for a specified fee for the services of Mr. Benaroya (who was an employee of RB, Inc. and not of the Company during 2012) as Executive Chairman of the Company (Mr. Benaroya’s current employment agreement with the Company also specifies a base salary, which is subject to reduction only upon specified circumstances). See the section captioned “Employment Contracts and Arrangements” following the Summary Compensation Table below for a description of the material terms and conditions of the fee arrangements with RB, Inc. for the services of Mr. Benaroya, and the Company’s current employment agreements with its NEOs. The Committee annually reviews and approves base salary adjustments for the named executive officers as part of the annual executive assessments, and at the time of any promotion or other change in responsibilities. In this context, the Committee does not rely on predetermined formulas or a limited set of criteria, however, the following “considerations” factor most heavily in the determination of base salary adjustments: (i) the results of the executive assessment for such executive for the previous year; (ii) the value of such executive’s unique skills and capabilities to support long-term performance of the Company; (iii) periodic competitive market and industry information, including a review of national and regional compensation surveys with respect to base salary increases for the year; (iv) the nature and responsibility of the executive’s position; (v) the importance of retaining the individual along with the competitiveness of the market for the individual’s talent and services; (vi) the recommendations of our compensation consultant, if any, (vii) general economic conditions; and (viii) the consumer price index increase for the applicable geographic region for the applicable year. There were no increases to the base salaries of most of the Company’s existing executives (including existing NEOs) in 2012. Ms. Carr’s base salary was increased from $350,000 to $375,000 as of April 1, 2013.

2012 Cash Incentive Compensation

The ICBP was in effect for 2012. All named executive officers (other than Mr. Benaroya) participated in the IC Program during 2012. All named executive officers (other than Mr. Sabin, whose employment terminated as of September 11, 2012, and Mr. Paglinco, who stepped down from his position as CFO as of May 29, 2013, but who will remain an employee of the Company for up to an additional nine months) will be participants therein for 2013. With respect to 2013, Ms. Carr’s employment agreement specifies that she will be entitled to a minimum guaranteed payment under the ICBP of $50,000, and the employment agreement of the Company’s new CFO (James Christl) specifies that he will be entitled to a minimum guaranteed payment under the ICBP of $35,000.

Operation of the 2012 ICBP

(a)	General

Individuals eligible to participate in the ICBP consist of senior employees who work in specified business units of the Company. Participants for a specified calendar year are determined annually by the Compensation Committee, in consultation with the CEO, or more frequently in the sole discretion of the Committee. The Committee has the sole discretion and authority to determine eligibility, or to terminate eligibility, for participation in the ICBP at any time during a plan year prior to the date of any IC Payment (as defined below) with respect to such year. Unless otherwise provided in a relevant employment agreement, the designation of an employee as a participant in one plan year does not guarantee designation in any subsequent plan year.

Participants generally have the rank of vice president (or its functional equivalent at certain subsidiaries) or above, but titles are not determinative. The relevant business units in 2012 consisted of: (i) Corporate participants; (ii) Sassy participants; (iii) Soft Home participants (Kids Line and CoCaLo); and (iv) LaJobi participants.

Each participant is eligible to participate in the ICBP at a specified level (expressed as a percentage of annual base salary). The percentage for each participant (such participant’s “IC Percentage”) is assigned to such participant by the Committee (unless determined pursuant to the relevant individual’s employment agreement, as in the case of Mr. Benaroya and Ms. Carr for 2013, but no participating NEO during 2012), and is used to determine the amount of incentive compensation that such participant will be eligible to earn for the relevant year in the event that corporate financial objectives applicable to such participant (as described below) are achieved. Subject to specified restrictions set forth in the ICBP, the Committee has the sole discretion to determine, or modify at any time, the IC Percentage of any participant.

The IC Percentages of all participants in the ICBP in 2012 ranged from 20% to 50% of base salary. Unless a specified percentage is set forth in an employment agreement, approval of a participant’s IC Percentage is based primarily on the following “considerations”: (i) the results of the annual executive assessment for such executive for the previous year; (ii) the anticipated difficulty of achieving stated goals and objectives in the coming year; (iii) the value of such executive’s unique skills and capabilities to support long-term performance of the Company; (iv) the contribution of such executive as a member of the executive management team; (v) the contributions of such executive beyond his immediate area of responsibility; and (vi) the importance of retaining the individual along with the competitiveness of the market for the individual’s talent. NEOs, as a result of their higher responsibility levels and greater ability to impact Company performance, generally have IC Percentages in excess of those of less senior executives. During 2012, the IC Percentage and participant group for each NEO (other than Mr. Benaroya, who was not an employee of the Company during 2012, and Ms. Carr, each of which did not participate in the ICBP for such year) was as set forth in the table in paragraph (b) below.

Each participant’s IC Percentage multiplied by such participant’s annual base salary equals such participant’s “Target IC”, which is used to determine the amount of incentive compensation that such participant is eligible to earn for the relevant year in the event that corporate financial objectives applicable to such participant are achieved. As is explained below, however, the maximum amount of compensation that could have been earned under the ICBP in 2012 was greater than the Target IC in the event that “stretch” goals were achieved by the Company.

Although potential incentive compensation for participants under the Company’s prior IC Program was comprised of two separate components: a corporate performance component and an individual goals and objectives component, as a result of the focus of the Company on objective measures of financial performance discussed above, the individual goals and objectives component has been eliminated from the ICBP.

(b)	Establishing Corporate Objectives

Achievement of any award under the ICBP is based entirely on attainment of specified corporate financial objective(s) for the Company (or relevant business unit[s] thereof) for the applicable year. Specifically, annual corporate financial objectives for each participant consist of three separate levels of achievement (“Targets”) with respect to one or several measures of operating performance specified in the ICBP, such as operating income, Adjusted EBITDA, etc. (the “Chosen Metric”). Both the Chosen Metric and the Targets required are determined annually by the Committee in its sole discretion. The Chosen Metric for all participant groups during 2012 was Adjusted EBITDA (either consolidated or that of a specified business unit or units, as applicable), which was defined for this purpose as net income before net interest expense, provision for income taxes, depreciation, amortization and other non-cash, special or non-recurring charges. The Committee believes Adjusted EBITDA to be an appropriate metric by which to measure performance because it is a measure of cash flow that provides the flexibility needed to adjust for special circumstances that affect the Company from time to time and therefore provides an opportunity to measure performance from different periods in a more consistent manner. For 2012, the Committee made no additional adjustments (beyond those already incorporated into the definition of Adjusted EBITDA for all participant groups) for any participant group in which any NEO was a member. However, the Committee did adjust out additional specified professional fees in the approximate amount of $200,000 incurred in connection with a civil trial in determining Adjusted EBITDA for Sassy participants, as it felt that such fees were not reflective of Sassy’s ongoing operations, and their inclusion would have had the effect of not giving recognition to Sassy’s positive contribution to the Company’s results for 2012. As a result, Sassy participants achieved the Minimum Target under the ICBP for 2012. Targets are typically based on budgets for the relevant year (although this is not required). Targets are calculated to include a reserve to fund ICBP payments. We have not disclosed target levels for the ICBP because we believe such disclosure will cause competitive harm to the Company with regard to various short-term business strategies and goals. The Targets for 2012 were set at amounts that exceeded 2011 results for the Corporate and Sassy business units, and at amounts that were below 2011 results for the Soft Home and LaJobi business units. The Targets for 2012 were based on consolidated Company Adjusted EBITDA for Corporate participants. Targets for Sassy, Soft Home (Kids Line and CoCaLo), and LaJobi participants were based on their respective Adjusted EBITDA (the combined Adjusted EBITDA of Kids Line and CoCaLo in the case of Soft Home participants).

For participants (including all NEOs other than Mr. Benaroya and Ms. Carr, who did not participate in the ICBP in 2012), the Targets for 2012 consisted of the following: (i) if the Company, or relevant business unit[s] thereof, as applicable, achieved between 85% of the Target (the “Minimum Target”) and 99% of the Target, then 20% to 99% (on a straight line sliding scale) of the Target IC of a participant would be payable to such participant; (ii) if the Company, or a relevant business unit[s] thereof, achieved the Target, then the entire Target IC of a participant would be payable to such Participant; and (iii) if the Company, or a relevant business unit[s] thereof, achieved between 101% and 120% of the Target (such 120% level, the “Maximum Target”), then a stretch payment of 101% to 200% (on a straight line sliding scale) of the Target IC of a participant would be payable to such participant. No payments under the ICBP will be made for performance below the Minimum Target, and no payments in excess of 200% of a Participant’s Target IC will be made to such participant for performance above the Maximum Target. Notwithstanding the foregoing, no IC Payments (as defined below) will be made to any individual participant in any plan year in excess of $1.5 million. The Committee shall have sole discretion to modify each of the percentages referenced above each new plan year. The Committee may adjust the Targets established for a particular calendar year to account for extraordinary events which may affect the determination of performance, in order to avoid distortions in the operation of the ICBP. Such events may include, without limitation, special charges and other extraordinary items or significant acquisitions or divestitures. No such adjustments were made to the Targets for any participant group during 2012, but see above for a description of exclusions made to determine Adjusted EBITDA for Sassy participants in 2012.

Achievement of the Target generally represents a slight “stretch”, representing how the Company would perform if it achieved budgeted amounts, recognizing that the budgets are generally set at slightly optimistic levels, whereas the Maximum Target is designed to be a true “stretch” goal for the Company or the relevant business unit[s] thereof (typically 120% of Target). From 2005 (the first year that the Company’s prior IC Program was in effect) through 2012, current participant groups achieved objective corporate performance as follows (where “X” signifies that the Minimum Target was not reached; and a designation of “Min. Target”, “Target” or “Max. Target” signifies that that such respective Target level was either reached or exceeded):

Participant Group	2005	2006	2007	2008	2009	2010	2011	2012
Corporate	N/A	Target	Min. Target	X	Target	X	X	X
Sassy	X	X	X	X	X	Min. Target	Min. Target	Min. Target
Kids Line*	Target	Target	Target	X	Target	X	X	X
LaJobi	N/A	N/A	N/A	Target	Target	X	X	X
CoCaLo*	N/A	N/A	N/A	X	Target	Min. Target	X	X

*	Note that under the ICBP, first effective in 2012, Kids Line and CoCaLo participants are deemed to be members of the “Soft Home” participant group, and their Targets are based on the achievement of combined Kids Line/CoCaLo Adjusted EBITDA.

The Maximum Target was not achieved by any participant group in any year. Generally, the Company seeks to maintain the relative difficulty of achieving the target levels from year to year.

The Chosen Metric may change from year to year, different measurements may be used for different business units and/or the Company within the same year; the Targets will likely change each year; and the Chosen Metric and related Targets may differ for each participant. All determinations by the Committee with respect to (i) the Chosen Metrics, (ii) the applicable Targets and (iii) whether and/or to what extent the Company (or the relevant business unit[s]) has achieved the applicable Targets are final and binding on all participants. In determining whether any of the Targets were achieved for the year, the Committee may exercise its judgment whether to reflect or exclude the impact of changes in accounting principles and extraordinary, unusual or infrequently occurring events reported in the Company’s public filings that it believes were not driven by the current performance or that otherwise had a distorting positive or negative impact relative to the performance of our executives. For 2012, the Committee made no additional adjustments (beyond those already incorporated into the definition of Adjusted EBITDA for all participant groups) for any participant group in which any NEO was a member in 2012. See the discussion above, however, for a description of exclusions made to determine Adjusted EBITDA for Sassy participants in 2012.

A participant must be employed by the Company at the time that IC Payments are made in order to receive any amounts otherwise payable to such participant under the ICBP for the preceding year. The Committee is authorized to make all decisions with respect to the administration of the ICBP, subject to certain limitations specified therein.

The following table sets forth information with respect to potential and actual awards under the ICBP for participating NEOs during 2012:

NEO	Participant Group	Applicable %	Potential Award for Min. Target	Potential Award for Target	Potential Award for Max. Target	Amount Awarded	% of Base Salary
Guy Paglinco	Corporate	45	$24,446	$122,231	$244,463	$0	0
Marc Goldfarb	Corporate	50	$34,154	$170,769	$341,537	$0	0
Richard Schaub	LaJobi	50	$37,500	$187,500	$375,000	$0	0
David C. Sabin	Soft Home	50	$47,500	$237,500	$475,000	$0	0

2012 Incentive Compensation for Mr. Benaroya

The agreement between RB, Inc. and the Company for Mr. Benaroya’s services as Executive Chairman (from September 2011 until March 2013 when he became President and CEO of the Company) specified that he would not participate in any bonus program, employee benefit plan or other compensation arrangement maintained by the Company (or receive any Board fees). As a result, no incentive compensation was payable or paid to Mr. Benaroya in 2012. Mr. Benaroya, however, is a participant in the ICBP for 2013, with an IC Percentage of 50%. See “CEO COMPENSATION”, and “Employment Contracts and Arrangements — Mr. Benaroya” below.

2012 Equity Grants

The specific amount of an equity grant to an executive depends on the individual’s position, scope of responsibility, ability to affect profits and shareholder value, the individual’s historic and recent performance, the value of equity awards in relation to other elements of total compensation, as well as the performance of the Company or the relevant operational group. Other than the 401k plans maintained by the Company and each of its subsidiaries (discussed below), we do not currently maintain any supplemental retirement plans for executives or other executive programs that reward tenure (however, we may consider the implementation of such plans in the future if deemed appropriate, and certain NEOs have individual severance arrangements with the Company described in “Employment Contracts and Arrangements” and “Potential Payments Upon Termination or Change in Control” below). We consider that equity awards and the resulting stock ownership are our method of providing for a substantial part of an executive’s retirement and wealth creation. Since equity awards are our primary contribution to an executive’s potential long-term wealth creation, we determine the size of the grants with that consideration in mind. We intend that our executives will share in the creation of value in the Company but will not have substantial guaranteed benefits at termination if value has not been created for shareholders.

As a result of the evolution of regulatory, tax and accounting treatment of equity incentive programs and because it is important to us to retain our executive officers and key employees, the Committee now utilizes forms of equity awards in addition to stock options and restricted stock. In connection therewith, the Board has approved the Company’s 2013 Equity Incentive Plan, which if duly approved by the shareholders of the Company at the 2013 Meeting, will continue to give the Committee flexibility to grant a broad range of equity-based awards. See Proposal 4 herein. No further awards may be made under the Company’s current Equity Incentive Plan as of July 10, 2103.

In granting equity awards, the Committee typically determines a dollar value of equity awards to grant to each recipient. This dollar value is based on long-term incentive multiples (“LTI Multiples”) previously established for the Company’s executive positions (as described below). During 2007, REDA was retained by the Compensation Committee to review, among other things, proposed equity grants for the Company’s executives as part of a broader executive compensation market study prepared for the Committee by REDA. In connection with such study, REDA established LTI Multiples for specified Company executive positions, based on multiples applicable to various high-level executive positions measured in their study. With respect to Company executive positions not measured in REDA’s study, LTI Multiples were established based on typical market relationships between the CEO, the measured positions, and the Company’s non-measured positions (taking into account individual Company and position circumstances, as well as salary band information). Such LTI Multiples are applied to current salaries of the Company’s top executives, including its NEOs, in order to determine market-based equity grant values for such executives. For executives, this dollar value is translated into a number of stock options or SARs based on a Black-Scholes analysis and/or restricted stock or RSUs based on the fair market value of the Company’s Common Stock on the date of grant. In March of 2012, the NEOs other than Mr. Benaroya (who was not an employee of the Company during 2012) and Ms. Carr (whose employment with the Company commenced in September of 2012) received a grant of SARs and RSUs.

In connection with the determination of the amount of such grants for 2012, the CEO prepared equity grant recommendations for executives, including all NEOs (other than himself), for presentation to the Compensation Committee. Such recommendations began with an analysis of whether the existing LTI Multiples required further adjustment based on the current circumstances applicable to the Company, as well as the individual NEO or other executive in question (in 2010, a 40% across-the board reduction in such multiples was implemented as a result of the significantly reduced Black Scholes valuation from the time the LTI Multiples were originally established in order to prevent unwarranted dilution). In order to limit the size of potential grants and to again prevent unwarranted dilution, the CEO recommended that the existing reduced LTI Multiples be further reduced (the “2012 LTI Multiples”). Using such further reduced 2012 LTI Multiples, an aggregate equity-award value for each NEO and other executive was determined, and a 75% SAR/25% RSU split, consistent with prior years, was applied to determine specific preliminary award recommendations. Additional adjustments were then made to individual awards to “round” the proposed amounts. The CEO then considered whether other modifications were required to be made to individual grants, based on the subjective factors described above. Once the final award recommendations were determined by the CEO, the relative appropriateness of the proposed grants was presented to the Compensation Committee for confirmation or further adjustment. With respect to the 2012 grants, the Compensation Committee confirmed the proposals with respect to the NEOS (and other executives to whom grants were made), after an assessment as to the appropriateness of the individual awards based on various metrics including the size of relative grants across business units, a review of total grants to each business unit relative to overall financial contribution of such business units, comparison to prior grants in size, scope and value, and comparison to budgets and other factors.

The Company granted SARs because such instruments provide greater flexibility to the Company than options, as SARs may be settled in cash, stock or a combination of both. The Committee felt that the amounts of SARs awarded in 2012 represented a significant and appropriate level of long-term compensation for 2012 in light of the other elements of the 2012 executive compensation program. The Company elected to include RSUs as a portion of these grants (approximately 25%) because RSUs create less dilution to shareholders (fewer RSUs as compared to stock options or SARs need to be granted to achieve a specified value), retain their incentive characteristics regardless of movements in the price of the stock and are increasingly becoming a standard part of comprehensive equity awards at other companies with whom the Company may compete for talented executives. Such awards also provide flexibility similar to SARs.

See the “2012 Outstanding Awards at Fiscal Year End” table and accompanying footnotes below for a description of the material terms and amounts of outstanding equity held as of December 31, 2012 by the named executive officers.

OTHER ELEMENTS OF COMPENSATION AND RELATED BENEFITS

Perquisites

We limit the perquisites that we make available to our executive officers. Executives are entitled to few benefits that are not otherwise available to all of our employees. The perquisites provided to the CEO and the other NEOs in 2012 are described in footnote (6) to the Summary Compensation Table below. The Company and its subsidiaries currently maintain separate health insurance plans, which are the same for all employees within a particular company, however, the Company intends to adopt a single Company-wide health and dental insurance plan during 2013.

40l(k) Plan

The Company and each of its subsidiaries offer eligible employees the opportunity to participate in a retirement plan (the “401(k) Plans”) that is based on employees’ pretax salary deferrals pursuant to Section 401(k) of the Code. The Company, LaJobi and Sassy match a portion (either one-half of any amount up to 6%, or 100% of any amount up to 3%, of salary contributed) of the compensation deferred by each employee, and Kids Line contributes 3% of eligible salary pursuant to the safe harbor provisions of Section 401(k) of the Code. Matching contributions are fully vested after four years of employment at the rate of 25% per year of employment (after six years of employment for LaJobi). See the section captioned “Termination of Employment and Change-In-Control Arrangements” below for a more detailed description of the 401(k) Plans. See the Summary Compensation Table for amounts contributed to the named executive officers under the 401(k) Plans during 2012. The objective of these programs is to help provide financial security into retirement, and to reward and motivate tenure and recruit and retain talent in a competitive market. The Company intends to consolidate the 401(k) Plans into one Company-wide plan during 2013.

Employee Stock Purchase Plan

Under the Company’s 2009 Employee Stock Purchase Plan (the “2009 ESPP”), eligible employees, including the NEOs, were provided the opportunity to purchase the Company’s Common Stock at the lesser of 85% of the closing market price of the Company’s Common Stock on either the first trading day or the last trading day of the plan year. We felt that offering the opportunity to purchase our stock at a discount to our employees (including our executives) encouraged the alignment of their interests with those of our shareholders. “Options” were granted to participants as of the first trading day of each calendar year, and could be exercised as of the last trading day of each plan year, to purchase from the Company the number of shares of Common Stock that could be purchased at the relevant purchase price with the aggregate amount contributed by each participant. In each plan year, an eligible employee could elect to participate in the plan by authorizing a payroll deduction of up to 10% (in whole percentages) of his or her compensation. No participant had the right to purchase Company Common Stock under this plan that has a fair market value in excess of $25,000 or the right to purchase more than 25,000 shares in any plan year. If an employee did not elect to exercise his or her “option”, the total amount credited to his or her account during that plan year was returned to such employee without interest, and his or her “option” expired. The 2009 ESPP has been suspended for the 2012 and 2013 Plan years (and barring further action by the Committee, will expire by its terms at the conclusion of the 2013 Plan year).

POST-TERMINATION BENEFITS

Individual Employment Agreements

See “Employment Contracts and Arrangements” and “Potential Payments on Termination or Change in Control” below for a description of individual severance arrangements (including equity acceleration) between the Company and specified NEOs under various termination of employment events.

Equity Grants

See “Termination of Employment and Change-In-Control Arrangements” below for a description of the acceleration of vesting and the period of exercisability of equity granted by the Company to executives under its Equity Incentive Plan and predecessor plan under various termination of employment events.

Change in Control Letters

The Company issued letters, effective April 26, 2012, to each of Messrs. Paglinco (who resigned as CFO effective May 29, 2013, but who will remain an employee of the Company for up to an additional nine months) and Goldfarb, stating that if the employment of the executive officer is terminated by the Company without Cause, or by such executive officer for Good Reason within the 365-day period following the consummation of a Change in Control (each as defined below), such executive officer would be entitled to the benefits set forth below, notwithstanding anything to the contrary in any other benefit or compensatory plan maintained by the Company, including, but not limited to, any other severance arrangements between the executive and the Company, the ICBP, any award agreement governing the relevant equity, or the plan pursuant to which such equity was issued:

1.	Severance payments equal to 12 months of base salary in effect on the termination date; 12 months of continued medical, dental and other applicable insurance benefits; and 12 months’ continuation of any automobile perquisite in effect on the date of termination. These payments and benefits (as well as those described below) will not be reduced or terminated in the event of the subsequent employment of the applicable executive officer.

2.	Bonus amounts earned and not yet paid under the ICBP, if any, for the year prior to the year in which such termination occurs solely to the extent earned amounts thereunder were not paid as a result of the timing of such termination; and a pro rata portion of such executive’s bonus under the ICBP, if any, for the year in which such termination occurs in an amount equal to the pro rata portion of the amount that would otherwise be payable to him if the “target” level of such bonus had been achieved for the entire year and he was entitled to payment of such amount under the terms of the applicable incentive compensation program (the “Annual Target Amount”), provided, that the amount payable will in no event exceed 25% of the Annual Target Amount.

3.	Any unvested equity granted to the executive officer by the Company (or substituted by the Company upon such Change in Control) that remains outstanding immediately prior to such termination will become immediately vested or non-forfeitable, and in the case of stock options, stock appreciation rights and similar grants, will remain exercisable for the period set forth in the applicable award agreement.

For purposes of the Change of Control Letters, a “Change in Control” is generally defined to occur when: (i) any person or group (other than specified existing 5% owners) becomes the beneficial owner of more than 30% of the Company’s voting securities (subject to specified exceptions); (ii) as a result of any proxy solicitation made otherwise than on behalf of the Board, specified continuing directors cease to be a majority of the Board; (iii) the merger, consolidation, other business combination, or sale or all or substantially all of the Company, other than one following which the then-existing stockholders continue to be the beneficial owners of at least 70% of the Company’s or resulting (or purchasing) entity’s voting securities (in substantially the same proportions); or (iv) consummation of a recapitalization or similar transaction in which any person or group (other than specified existing 5% owners), becomes the beneficial owner of more than 30% of the Company’s voting securities, so long as the foregoing transactions satisfy the definition of a “change in control event” as defined under Section 409(A) of the Code. In addition, under the Change in Control letters: “Cause” with respect to the relevant individual means: (a) his willful or grossly negligent failure to perform his duties, (b) serious misconduct, including, but not limited to, any unauthorized disclosure of the Company’s non-public information, or (c) any other conduct intended to, or which the Company determines has or is reasonably likely to, adversely affect the interests of the Company, including, but not limited to, commission of, or indictment or conviction for, any criminal act; and “Good Reason” means the occurrence of any of the following events after a Change in Control (without the relevant individual’s consent): (A) material diminution in the importance of his position, status or authority; (B) a material reduction in his aggregate compensation or benefits; (C) a failure of any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) of the Company to assume in writing (or by operation of law in a merger) the obligations of the Company under such letters; or (D) the Company’s requiring him to relocate outside of New York City or New Jersey (subject to notice and a 15 day cure period, if applicable).

In order to receive any payments or benefits under such letters, the executive officer must execute the Company’s general form of release within 21 days following his termination.

The Company will require any successor or assignee to all or substantially all of the business or assets of the Company to assume the obligations of the Company under such letters, and maintain such letters for a period of 365 days.

We executed these letters because we deemed it reasonable to provide this benefit to critical members of our senior corporate staff in order to help ensure their cooperation and the continuity of management should any of the aforementioned events occur, and to help eliminate from any decision-making process potential distractions caused by concerns over personal financial and employment security. The elements of the change in control definition were chosen to cover a diverse range of circumstances where either the ownership or leadership of the Company changed to a degree sufficient in our view to warrant the provision of protections to the specified executives in order to encourage them to continue their employment through a change in control to ensure a smooth transition when and if required.

Severance Policy

The Company’s severance policy was terminated as of April 26, 2012. Prior to such termination, it applied generally to employees who were domestic vice presidents or above and who were designated as participants in the plan by the Committee (including the NEOs other than Mr. Benaroya and Ms. Carr). This severance policy generally provided that in the event of a termination by the Company without cause, participants would be granted specified severance benefits (base salary continuation, health and dental insurance coverage, and a temporary continued car allowance) for a duration (up to 12 months) based on their tenure with the Company. In addition, effective March 30, 2007, the severance policy specified that in the event that the employment of eligible vice presidents was terminated in connection with the consummation of certain corporate transactions, the severance payments and benefits applicable to such terminated individual would be extended by an additional 4 months up to a maximum severance period of 12 months. This trigger was deemed appropriate to provide a limited degree of income protection to our executives in the event of a termination of employment by the Company other than for cause. We felt that the amounts provided pursuant to this plan were appropriately based on years of service and were reasonable in the context of our total compensation program. However, in light of the Company’s recent financial performance, continued challenging economic conditions, and in order to emphasize our pay-for-performance philosophy discussed in “Compensation Philosophy and Overview” above, this policy was terminated in April of 2012.

CEO COMPENSATION

Mr. Benaroya (acting CEO during 2012 through an agreement with RB, Inc. for the provision of his services)

The Company entered into an agreement with RB, Inc., a Delaware corporation wholly-owned by Mr. Benaroya, effective September 12, 2011, to provide for the full-time services of Mr. Benaroya as interim Executive Chairman and acting CEO until the earlier of: (i) December 31, 2011; and (ii) the appointment of a new chief executive officer or written notice from the Company. A fee of $300,000 was paid by the Company to RB, Inc. for Mr. Benaroya’s services during this period.

On February 14, 2012, this agreement was modified and extended (by letter agreement), pursuant to which RB, Inc. agreed to continue to provide the full-time services of Mr. Benaroya as interim Executive Chairman and acting CEO of the Company on a month-to-month basis, effective as of January 1, 2012, subject to termination by either the Company or RB, Inc. at any time upon ten days written notice to the other party, for a fee of $100,000 per calendar month during such continuation period. Notwithstanding the stated contractual amount, commencing as of September 2012, RB, Inc. advised the Company to reduce the fee to $75,000 per calendar month. Upon termination of the agreement (as of March 14, 2013), the fee payable for the month of termination was prorated to reflect the actual number of days in such month during which such agreement was in effect. Mr. Benaroya was not paid directors’ fees during the term of his engagement as interim Executive Chairman, nor did he participate in any bonus program, employee benefit plan or other compensation arrangement with the Company. See the Summary Compensation Table for a description of the elements of Mr. Benaroya’s compensation during 2012.

On March 14, 2013, Mr. Benaroya was appointed President and Chief Executive Officer of the Company. Although the Company intends to appoint a non-executive Chairman of the Board, Mr. Benaroya will continue to serve as Chairman until his successor is appointed, and is expected to continue as a Board member thereafter. In determining the various components of Mr. Benaroya’s compensation package at the time of the commencement of his employment, the Committee reviewed a variety of factors it deemed appropriate, including, but not limited to, Mr. Benaroya’s responsibilities and prior experience, most current compensation, scope of the position, the current operational position of the Company, the desire to link a substantial portion of Mr. Benaroya’s compensation package to the Company’s near and long-term future performance, comparables provided by the executive search firm retained by the Company, as well as the Company’s current challenges and future plans. As a result of this analysis and negotiations between Mr. Benaroya and the Company, on March 14, 2013, the Company entered into an employment agreement with Mr. Benaroya as President and Chief Executive Officer of the Company. See the section captioned “Employment Contracts and Arrangements” for a description of the material provisions of Mr. Benaroya’s current employment agreement, including incentive compensation, equity grants, perquisites and post-termination benefits.

OTHER COMPENSATION POLICIES AND CONSIDERATIONS

2012 “Say -on-Pay” Advisory Vote on Executive Compensation and Frequency of Say-on-Pay Votes

At the Annual Meeting of Shareholders of the Company held on August 14, 2012 (the “2012 Annual Meeting”), we provided shareholders a “say on pay” advisory vote on our executive compensation. At the 2012 Annual Meeting, approximately 99% of the votes cast on this “say-on-pay” vote were voted in favor of the proposal. The Committee believes that the results of this vote indicate that our shareholders are generally supportive of our approach to executive compensation. As a result, the Committee did not make any changes to our executive compensation program and policies as a result of the 2012 “say on pay” advisory vote. In the future, we will continue to consider the outcome of our say-on-pay votes when making compensation decisions regarding our NEOs, as well as the other factors described in this Compensation Discussion and Analysis as impacting the evaluation of our executive compensation programs, including our assessment of the interaction of our compensation programs with our compensation philosophy, and whether such programs meet our stated objectives.

At the Company’s 2011 Annual Meeting of Shareholders, the Company’s shareholders (by a plurality of votes cast) recommended, on an advisory basis, that the Company’s future advisory votes on executive compensation be held every year. Based on the shareholders’ recommendation and other factors, on December 6, 2011, the Board determined that it will include advisory votes on executive compensation in its proxy materials every year until the next advisory vote on the frequency of shareholder advisory votes on executive compensation, which will occur no later than the Company’s Annual Meeting of Shareholders in 2017.

Periodic Review

We periodically review each element of our compensation program described above to ensure that each such element continues to meet our stated objectives.

Internal Pay Equity

We believe that internal equity is one factor of many to be considered in establishing compensation for our executives. We have not established a policy regarding the ratio of total compensation of the CEO to that of the other executive officers, but do review compensation levels to ensure that appropriate equity exists. The difference between the Chief Executive Officer’s compensation and that of the other named executive officers reflects the difference in their relative responsibilities. The CEO’s responsibilities for management and oversight of all functions of an enterprise are significantly higher than those of other executive officers. As a result, the market pay level for our CEO is substantially higher than the market pay for most other officer positions. We intend to continue to review internal compensation equity and will adopt a formal policy once the SEC issues rules in this area, as it has been directed by The Dodd-Frank Wall Street Reform and Consumer Protection Act.

Timing of Stock Option (and Other Equity) Grants

Our practices with respect to equity grants include the following:

(i) except for inducement awards to new executives, we plan stock option and other equity grant dates in advance of any actual grant;

(ii) except for inducement awards, the grant date for all awards is made an appropriate period in advance of or is deferred until after the Company has released earnings for the fiscal year or latest relevant fiscal quarter (with respect to inducement awards, such awards are usually made some period after the commencement of employment, typically between one and ninety days after announcement or commencement); grants are typically made to all employees receiving awards (other than inducement awards) at the same time;

(iii) the Company’s executives do not determine the grant date of equity awards;

(iv) the grant date of equity awards is generally the date of approval of the grants;

(v) the exercise price with respect to grants of stock options and SARs is the market closing price of the underlying Common Stock on the grant date;

(vi) if at the time of any planned equity grant date any member of the Board or senior executive is aware of material non-public information, we would not generally make the grant; and

(vii) regarding the grant process, the Committee does not delegate any related function, however, as is described above, the Committee receives significant input and recommendations from the CEO with respect to appropriate grant levels. See “Role of Management” above.

ACCOUNTING CONSIDERATIONS

The Committee considers the accounting and cash flow implications of various forms of executive compensation. In its consolidated financial statements, the Company records salaries and performance- based compensation in the amount paid or to be paid to the named executive officers. Accounting rules also require the Company to record an expense in its financial statements for equity awards, even though equity awards are not paid as cash to employees and may not vest or be earned by such employees. The accounting expense of equity awards to employees is calculated in accordance with current accounting rules under GAAP, which require stock-based compensation expense to be measured at the grant date based on the fair value of the award. The Committee believes that the many advantages of equity compensation, as discussed above, more than compensate for the associated non-cash accounting expense required relevant accounting rules; however, the Committee considers the amount of this expense in determining the amount of equity compensation awards.

TAX CONSIDERATIONS

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the CEO and to the other covered employees in a calendar year. Performance-based compensation arrangements may qualify for an exemption from the deduction limit if they satisfy various requirements under Section 162(m), which requirements include shareholder approval of specified provisions of such compensation arrangements. Although the Company considers the impact of this rule when developing and implementing its executive compensation programs, tax deductibility is not a primary objective of our compensation programs. In our view and the view of the Committee, meeting the compensation objectives set forth in this Compensation Discussion and Analysis is more important than the benefit of being able to deduct the compensation for tax purposes. Accordingly, the Company has not adopted a policy that all compensation must qualify as deductible under Section 162(m), although it has considered Section 162(m)’s performance-based compensation requirements in the design of its annual cash incentive award programs. The ICBP is generally intended to allow compensation paid under the ICBP to specified employees to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, thereby preserving the ability for compensation awarded under the ICBP to qualify as deductible under Section 162(m). Note that we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions of Section 162(m) when we believe that such payments are appropriate to award performance and/or enhance retention.

If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the Code, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. Our plans that are subject to Section 409A are generally designed to comply with the requirements of such section so as to avoid possible adverse tax consequences that may result from noncompliance with Section 409A.

BENCHMARKING

We do not believe that it is appropriate to establish compensation levels primarily based on benchmarking. Therefore, we do not attempt to maintain a specific target percentile with respect to a specific list of benchmark companies in determining compensation for NEOs or other executives. Nevertheless, we do believe that information regarding pay practices at other companies is useful in two respects. First, we recognize that our compensation practices must be competitive in the marketplace. Second, this marketplace information is one of the “considerations” used by the Committee in assessing the reasonableness of compensation. Accordingly, the Committee periodically reviews compensation levels for our named executive officers and other key executives against compensation levels at companies in our industry or industries similar to ours, and the Company does factor in the results of compensation surveys and the periodic recommendations of compensation consultants in establishing compensation for our NEOs and other key executives.

STOCK OWNERSHIP GUIDELINES

Although we encourage stock ownership in the Company by our executives and directors, we have not established a formal policy regarding such stock ownership. We may explore whether the adoption of such a policy in the future would be appropriate.

FINANCIAL RESTATEMENT

To the extent permitted by governing law, the Committee has the sole and absolute authority to make retroactive adjustments to any cash or equity based incentive compensation paid to executive officers and certain other officers where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable and appropriate, the Company will seek to recover any amount determined to have been inappropriately received by the individual executive. In addition, this policy may be expanded once the SEC issues rules in this area, as it has been directed by The Dodd-Frank Wall Street Reform and Consumer Protection Act.

HEDGING

We consider hedging an inappropriate trading practice. Our Insider Trading Policy prohibits our directors, officers or employees from investing in derivatives of our securities, including trading in puts, calls and options, without the prior approval of our Board.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included herein with management, and based on such review and discussions, the Compensation Committee recommended to the Board that such Compensation Discussion and Analysis be included in its Annual Report on Form 10-K for the year ended December 31, 2012 (as amended), and the Proxy Statement for the 2013 Annual Meeting of Shareholders of the Company.

Kid Brands, Inc. Compensation Committee

Frederick Horowitz (Chair), Mario Ciampi and Hugh R. Rovit

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2012, the following were members of the Compensation Committee: Messrs. Horowitz, Ciampi and Rovit. Mr. Ciampi, a Prentice Director, is a partner of Prentice, and a manager and member of an affiliate of Prentice. No member of the Compensation Committee is or ever has been an officer or employee of the Company or any of its subsidiaries, and no “compensation committee interlocks” existed during 2012.

Summary Compensation Table

The following table sets forth compensation for the years shown awarded to, earned by, paid to or accrued for the benefit of the principal executive officer of the Company, the principal financial officer of the Company, the three most highly compensated executive officers of the Company during 2012 other than the foregoing, who were in each case serving as executive officers on December 31, 2012, and one individual (Mr. Sabin) who would have so qualified had he been serving as an executive officer on December 31, 2012 (collectively, the “named executive officers”, or the “NEOs”).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Comp. ($)(5)	All Other Comp. ($)(6)	Total ($)
Raphael Benaroya (A)(B)	2012	1,050,000	n/a	n/a	n/a	n/a	n/a	1,050,000
Executive Chairman and Acting CEO	2011	431,500	n/a	25,850	49,009	n/a	n/a	506,359
Guy A. Paglinco	2012	271,625	—	22,650	45,434	—	17,526	357,235
VP and CFO (D)	2011	269,077	—	—	—	—	17,339	286,416
	2010	265,000	—	50,300	94,080	—	17,339	426,719
Kerry Carr (B)(C) EVP and COO	2012	169,231	—	—	339,709	n/a	1,663	510,603
Marc. S. Goldfarb Senior Vice President and General Counsel	2012 2011 2010	341,537 338,333 333,207	— — —	26,425 — 60,360	53,006 — 117,600	— — —	21,261 21,061 21,061	442,229 359,394 532,228
Richard F. Schaub, Jr. (B) President – LaJobi	2012 2011	375,000 364,327	— 30,000	22,650 85,000	45,434 271,000	— —	12,751 130,660	455,835 880,987
David C. Sabin (D) President – Kids Line and CoCaLo	2012 2011 2010	328,846 475,000 475,000	— — —	32,075 — —	53,006 — —	— — 15,000	178,470 16,867 41,471	592,397 491,867 531,471

(A)	With respect to 2012, the information in the chart does not represent salary paid directly to Mr. Benaroya, but represents fees paid to RB, Inc. pursuant to the terms of an agreement between the Company and RB, Inc. for the services of Mr. Benaroya as interim Executive Chairman and acting chief executive of the Company (from September 12, 2011 through March 14, 2013). During such period, Mr. Benaroya was an employee of RB, Inc. and not the Company. On March 14, 2013, Mr. Benaroya became the Company’s President and Chief Executive Officer (and remains Chairman of the Board).
(B)	Information with respect to Ms. Carr is provided for 2012 only, and for Messrs. Benaroya and Schaub is provided for 2012 and 2011 only, as none of them was a named executive officer prior thereto.
(C)	Ms. Carr became an executive officer of the Company on September 12, 2012. Ms. Carr served as a consultant to the Company prior thereto commencing June 2012, at a monthly salary of $25,000.
(D)	Mr. Sabin resigned as President of Kids Line and CoCaLo on September 11, 2012, and in connection therewith, forfeited all stock and option awards granted to him in 2012. See the first “*” to the “2012 Outstanding Equity Awards at Fiscal Year End” table below for a description of the disposition of all equity grants made to Mr. Sabin as a result of his resignation. Note that Mr. Paglinco resigned as the Company’s CFO effective May 29, 2013, but will remain an employee of the Company for up to an additional nine months.
(1)	With respect to Mr. Benaroya during 2011, $131,500 of the total in the salary column in the table above represents amounts paid to him in consideration for his service as Chairman of the Board (including special committee fees) prior to his appointment as interim Executive Chairman and acting CEO as of September 12, 2011. The remainder of the total in the salary column for 2011, and all amounts in the salary column in the table above for 2012, represent amounts paid to RB, Inc. pursuant to its agreement with the Company for the provision of Mr. Benaroya’s services as interim Executive Chairman and acting CEO (which terminated as of March 14, 2013). During the term of such engagement, Mr. Benaroya did not receive directors’ fees, nor did he participate in any bonus program, employee benefit plan or other compensation arrangement with the Company. See “Employment Contracts and Arrangements” below.

With respect to Ms. Carr, includes $75,000 paid to her in connection with her service as a consultant to the Company from June 2012 until her appointment as Executive Vice President and Chief Operating Officer on September 12, 2012.

Messrs. Paglinco and Goldfarb participated in the 2009 ESPP during 2011 and 2010. In connection therewith: (i) for 2011, each of Messrs. Paglinco and Goldfarb authorized payroll deductions equal to an aggregate of $21,250, and each purchased an aggregate of 7,899 shares of Common Stock pursuant thereto as of December 30, 2011; and (ii) for 2010, each of Messrs. Paglinco and Goldfarb authorized payroll deductions equal to an aggregate of $21,250, and each purchased an aggregate of 5,339 shares of Common Stock pursuant thereto as of December 31, 2010. See “Employee Stock Purchase Plan” under the section captioned “Other Elements of Compensation and Related Benefits” in the Compensation Discussion and Analysis for a description of the 2009 ESPP (which has been suspended for the 2012 and 2013 Plan years). Annual base salaries applicable for 2011 for Messrs. Paglinco, Goldfarb and Schaub were somewhat higher than the amounts shown herein, as base salary increases became effective as of April 1, 2011.

(2)	Mr. Schaub became the President of Sassy in February 2010, and also became the President of LaJobi in March of 2011 (at which time he became a “LaJobi” participant under the Company’s IC Program for 2011). In June of 2011, Dean Robinson was appointed as the President of Sassy, and Mr. Schaub became the group head of Sassy during a transition period that ended at the end of 2012, as well as continuing as President of LaJobi. Although LaJobi participants (including Mr. Schaub) did not qualify for any payment under the corporate component of the IC Program for 2011, as a result of Mr. Schaub’s leadership at Sassy (as President until the appointment of Mr. Robinson and as the group head thereafter), the Committee used its discretion to award Mr. Schaub the amounts set forth in the table in 2011 as a bonus.
(3)	Reflects the aggregate grant date fair value of awards for the years shown, computed in accordance with FASB ASC Topic 718, with respect to issuances of RSUs to the individuals in the table. These amounts reflect the Company’s accounting expense and do not necessarily correspond to the actual value that will be realized by the NEOs. Assumptions used in determining the grant date fair values for 2012, 2011 and 2010 can be found in: (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 10-K”), in footnote 14 to the Notes to Consolidated Financial Statements; (ii) the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 10-K”), in footnote 14 to the Notes to Consolidated Financial Statements; and (iii) the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 10-K”), in footnote 15 to the Notes to Consolidated Financial Statements, respectively. Further information regarding 2012 awards is included in the “2012 Grants of Plan-Based Awards” table below. For Mr. Sabin in 2012, includes $5,650, representing the incremental fair value as of the modification date of 5,000 RSUs originally granted to him in 2009 (as part of an original grant of 25,000 RSUs), which would have otherwise been forfeited upon his resignation on September 11, 2012, but were permitted to remain outstanding and vest in accordance with their terms on December 11, 2012 (as partial consideration for a release).

(4)	Reflects the aggregate grant date fair value of awards for the years shown, computed in accordance with FASB ASC Topic 718, with respect to issuances of options and/or SARs to the individuals in the table. These amounts reflect the Company’s accounting expense and do not necessarily correspond to the actual value that will be realized by the NEOs. Assumptions used in determining the grant date fair values for 2012, 2011 and 2010 can be found in: (i) the 2012 10-K, in footnote 14 to the Notes to Consolidated Financial Statements; (ii) the 2011 10-K, in footnote 14 to the Notes to Consolidated Financial Statements; and (iii) the 2010 10-K, in footnote 15 to the Notes to Consolidated Financial Statements, respectively. Further information regarding 2012 awards is included in the “2012 Grants of Plan-Based Awards” table below.
(5)	With respect to 2010, represents amounts earned under the IC Program by Mr. Sabin for such year. No NEOs received awards under the IC Program for 2011 or the ICBP for 2012, but see footnote (2) above for information regarding a discretionary bonus awarded to Mr. Schaub in 2011.
(6)	The perquisites and other personal benefits included within the “All Other Compensation” for each named executive officer are as follows:

			Income
			Recognized
			from
			Provision of	Extra
		Annual	Group Term	Week	Contributions
		Car	Life Insurance	Vacation	to 401(k)	Other	Total
Name	Year	Allowance(a)	($)(b)	($)(c)	Plans ($)(d)	($)(e)	($)
Raphael Benaroya	2012	n/a	n/a	n/a	n/a	n/a	n/a
	2011	n/a	n/a	n/a	n/a	n/a	n/a
Guy A. Paglinco	2012	9,600	426	n/a	7,500	n/a	17,526
	2011	9,600	389	n/a	7,350	n/a	17,339
	2010	9,600	389	n/a	7,350	n/a	17,339
Kerry Carr	2012	n/a	48	n/a	1,615	n/a	1,663
Marc S. Goldfarb	2012 2011 2010	13,200 13,200 13,200	561 511 511	n/a n/a n/a	7,500 7,350 7,350	n/a n/a n/a	21,261 21,061 21,061
Richard Schaub	2012	n/a	80	7,212	5,459	n/a	12,751
	2011	n/a	80	7,212	n/a	123,368	130,660
David C. Sabin	2012	n/a	345	9,135	n/a	168,990	178,470
	2011	n/a	382	9,135	7,350	n/a	16,867
	2010	7,308	419	18,269	7,350	8,125	41,471

(a)	During a portion of 2010, Mr. Sabin received the benefit of the use of an automobile that had been previously leased by Kids Line (the lease expired during 2010, and no other automobile benefits were provided to Mr. Sabin thereafter).
(b)	Such group term life insurance coverage is generally provided to all employees. Amounts represent the portion of the premium paid for amounts in excess of the limits for tax purposes.
(c)	Each NEO other than Mr. Benaroya is entitled to three weeks of annual paid vacation (as compared to Company policy based on tenure), which in 2012 and 2011 reflected one extra week for each of Messrs. Sabin and Schaub; and in 2010 reflected an extra two weeks for Mr. Sabin. Mr. Benaroya was an employee of RB, Inc. during 2012, and pursuant to his employment agreement with the Company, commencing March 14, 2013, Mr. Benaroya is entitled to four weeks of annual paid vacation commencing in 2013, reflecting an additional two weeks based on tenure.
(d)	Amounts represent the relevant employer’s match to contributions under the 401(k) Plans on the same basis as provided to all employees. Does not include investment gains or losses under the 401(k) Plans. Because the contributions to the 401(k) Plans are not fixed, and because it is impossible to calculate future income, it is not currently possible to calculate an individual participant’s retirement benefits.

(e)	With respect to Mr. Sabin in 2012, represents amounts paid in 2012 in connection with the termination of his employment as of September 11, 2012 (consisting of $144,327 in base salary, $4,663 in reimbursement of COBRA premiums, and $20,000 as reimbursement for certain expenses related to his temporary housing and automobile in Los Angeles, as well as related moving expenses and certain legal expenses). The Company also agreed that the 5,000 restricted stock units (out of an original grant of 25,000 restricted stock units issued to Mr. Sabin on December 11, 2009) scheduled to vest on December 11, 2012 would not be forfeited by Mr. Sabin in connection with his departure, and were permitted to vest in accordance with their terms. See “2012 Outstanding Equity Awards at Fiscal Year End” table below. Aggregate amounts payable to Mr. Sabin as a result of such termination are discussed under the caption “Actual Terminations in 2012” below. With respect to Mr. Sabin for 2010, consists of a two-month housing reimbursement ($2,197), moving expenses ($5,328) and airfare reimbursement for four weekends ($600) in connection with his relocation to Los Angeles, all in accordance with the terms of his employment agreement. With respect to Mr. Schaub, reflects reimbursement for temporary housing ($3,864) incurred in 2011 associated with his required business travel to Kentwood, Michigan and the reimbursement of expenses of $119,504 (including house closing costs of $59,497, moving expenses of $17,364 and tax gross-up amounts of $42,643) incurred in 2011 associated with his relocation to New Jersey in connection with his appointment as President of LaJobi in March of 2011.

2012 Grants of Plan-Based Awards

The following table provides information with respect to non-equity incentive plan awards to the NEOs in 2012 as well as equity awards made to the NEOs in 2012.

			Estimated Possible(1) Payouts Under Non-equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option/ SAR	Grant Date Fair Value of Stock and Option
Name	Plan	Grant Date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)	Stock or Units (#)	Options/ SARs (#)	Awards ($/ Sh)(4)	Awards ($)(5)
Raphael Benaroya	ICBP		n/a	n/a	n/a
	Current Plan								n/a	n/a	n/a	n/a
Guy Paglinco	ICBP	—	24,446	122,231	244,463
	Current Plan	3/9/12							7,500			22,650
	Current Plan	3/9/12								22,500	3.02	45,434
Kerry Carr (2)	ICBP		n/a	n/a	n/a
	Inducement Grant	9/14/12								373,134	1.34	339,709
Marc Goldfarb	ICBP	—	34,154	170,769	341,537
	Current Plan	3/9/12							8,750			26,425
	Current Plan	3/9/12								26,250	3.02	53,006
Richard F. Schaub, Jr.	ICBP	—	37,500	187,500	375,000
	Current Plan	3/9/12							7,500			22,650
	Current Plan	3/9/12								22,500	3.02	45,434
David Sabin (3)	ICBP	—	47,500	237,500	475,000
	Current Plan	3/9/12							8,750			26,425
	Current Plan	3/9/12								26,250	3.02	53,006

(1)	The numbers in the table represent potential payouts under the ICBP for 2012 with respect to Messrs. Paglinco, Goldfarb, Schaub and Sabin. Neither Mr. Benaroya nor Ms. Carr were participants in the ICBP in 2012, however, they are each participants thereof in 2013 (Ms. Carr’s employment agreement with the Company specifies that for 2013 only, she is to receive a guaranteed $50,000 bonus payment thereunder). No amounts were actually earned by any participating NEO during 2012 under the ICBP.
(2)	Ms. Carr was made an inducement grant of stock appreciation rights (outside of the Company’s Equity Incentive Plan, as a result of the limited number of shares remaining available for grant thereunder) in connection with the execution of her employment agreement with the Company as of September 12, 2012.
(3)	The awards of RSUs and SARs granted to Mr. Sabin on March 9, 2012 and set forth in the table above were forfeited in their entirety by him as a result (and on the date) of Mr. Sabin’s resignation from the Company on September 11, 2012.

(4)	All awards set forth under this column represent grants of SARs. The exercise price of the SARs is equal to the closing price of our Common Stock on the NYSE on the date of grant.
(5)	Amounts represent the grant date fair value of: (i) the grant of SARs to each of: Mr. Paglinco (22,500), Ms. Carr (373,134), Mr. Goldfarb (26,250), Mr. Schaub (22,500) and Mr. Sabin (26,250) during 2012; and (ii) the grant of RSUs to each of Messrs. Paglinco (7,500), Goldfarb (8,750), Schaub (7,500), and Sabin (8,750) during 2012, in each case computed in accordance with FASB ASC Topic 718. All grants (other than the inducement grant of SARs to Ms. Carr) were made under the Current Plan. All grants set forth in the table above vest ratably over a five year period, commencing March 9, 2013 with respect to grants made under the Current Plan, and commencing September 14, 2013 with respect to the SAR grants to Ms. Carr (other than the grants to Mr. Sabin which were forfeited in connection with his resignation from the Company on September 11, 2012). Assumptions used in determining the grant date fair values of these awards can be found in the 2012 10-K, in footnote 14 to the Notes to Consolidated Financial Statements. Other details with respect to such grants can be found in the footnotes to the “2012 Outstanding Equity Awards at Fiscal Year End” table below. In addition to the grant date fair values of awards issued to NEOs in 2012, as is described in footnote (3) to the Summary Compensation Table above, 5,000 RSUs originally granted to Mr. Sabin in 2009, which would have otherwise been forfeited upon his resignation on September 11, 2012, were instead permitted to remain outstanding and vest in accordance with their terms, with an incremental fair value as of the modification date of $5,650.

Employment Contracts and Arrangements

Mr. Benaroya (acting CEO from September 12, 2011 until March 14, 2013; President and CEO thereafter)

The Company entered into an agreement with RB, Inc., a Delaware corporation wholly-owned by Mr. Benaroya, effective September 12, 2011, to provide for the full-time services of Mr. Benaroya as interim Executive Chairman and acting CEO until the earlier of: (i) December 31, 2011; and (ii) the appointment of a new chief executive officer or written notice from the Company, for an aggregate fee of $300,000. On February 14, 2012, this agreement was modified and extended (by letter agreement), to continue the provision of the full-time services of Mr. Benaroya by RB, Inc. on a month-to-month basis, effective as of January 1, 2012, for a fee of $100,000 per calendar month during such continuation period. Notwithstanding the stated contractual amount, commencing as of September 2012, RB, Inc. advised the Company to reduce the fee to $75,000 per calendar month. Mr. Benaroya was not paid directors’ fees, nor did he participate in any bonus program, employee benefit plan or other compensation arrangement with the Company, during the term of his engagement as interim Executive Chairman.

On March 14, 2013, the Company and Mr. Benaroya entered into an employment agreement (the “RB Agreement”) with respect to his employment as President and Chief Executive Officer of the Company, for a term of four years, subject to annual extensions unless the Company or Mr. Benaroya provides written notice of termination to the other party at least four months prior to the end of the then-current term (and subject to earlier termination as provided in the Agreement). The agreement with RB, Inc. was terminated in connection with the execution of the RB Agreement, and the fee payable to RB, Inc. for the month of termination was prorated to reflect the actual number of days in such month during which such agreement was in effect.

Pursuant to the RB Agreement, Mr. Benaroya is entitled to an annual base salary of $650,000 (prorated for the period of his service in 2013). The Compensation Committee will consider annual increases in such base salary, which may only be decreased under specified limited circumstances (a “Sanctioned Decrease”).

Pursuant to the RB Agreement, Mr. Benaroya is eligible for an annual performance-based cash incentive compensation opportunity under the ICBP, including for the full 2013 calendar year, with an IC Percentage of 50%. The performance goals applicable to Mr. Benaroya will be established by the Compensation Committee annually in consultation with Mr. Benaroya, and will not be established at levels that are more stringent than comparable performance goals applicable to other executive officers of the Company for such year. Any amendment to the ICBP shall not apply to Mr. Benaroya without his consent.

Pursuant to the RB Agreement, on March 15, 2013, the following equity grants were made to Mr. Benaroya: (i) 200,000 Incentive Stock Options (“ISOs”) under the Current Plan; (ii) 200,000 inducement nonqualified stock options outside of the Current Plan (“NQSOs”); and (iii) 600,000 stock appreciation rights under the Current Plan (“Cash SARs”). Vested Cash SARs are exercisable solely for cash, provided that, upon the approval of the Company’s shareholders (which approval will be requested at the Company’s next Annual Meeting of Shareholders), any unexercised Cash SARs will be converted into Nonqualified Stock Options (on a one-for-one basis) under the Current Plan (with no change to the exercise price, deemed date of grant, vesting schedule, or other terms thereof, and referred to herein as “Replacement Options”). To the extent shareholder approval for the Replacement Options is not obtained, the Cash SARs will continue in full force and effect.

The exercise price per share of each of the ISOs, NQSOs, and Cash SARs is the closing price per share of the Company’s Common Stock on the New York Stock Exchange on the date of grant. The ISOs, NQSOs, Cash SARS (or Replacement Options, if applicable) are referred to herein as the “Equity Awards”.

Twenty five percent of the ISOs vested on the date of grant, and an additional twenty-five percent will vest on each of the first, second and third anniversaries of the date of grant. The NQSOs were immediately vested on the date of grant. 15,625 of the Cash SARs (or Replacement Options, as applicable), will vest on the last day of each month during the first consecutive 24 months of the original term of the RB Agreement (commencing March 31, 2013), and 9,375 of the Cash SARs (or Replacement Options, as applicable), will vest on the last day of each month during the subsequent consecutive 24 months. The Equity Awards generally expire on the tenth anniversary of the date of grant. The vesting schedule and the period of exercisability of the Equity Awards will be accelerated on the occurrence of specified events as described below.

Mr. Benaroya is entitled to participate in the Company’s employee benefit plans and perquisites applicable to senior executives generally and on a basis no less favorable than those provided to other senior executives. In addition, Mr. Benaroya is entitled to four weeks of annual paid vacation, or such greater amount provided to any other senior executive or pursuant to Company policy (equivalent to two additional weeks based on tenure), and director’s and officer’s liability insurance coverage during the term of his employment and for six years thereafter, providing coverage equal to at least current levels, or if greater, the coverage provided to any other present or former senior executive or director of the Company. Mr. Benaroya is also entitled to reimbursement for his legal fees in connection with the RB Agreement up to a maximum of $40,000.

Pursuant to the terms of the RB Agreement, Mr. Benaroya is entitled to purchase from the Company, for a period of 30 open trading window days following the execution of the Agreement, up to 200,000 shares of the Company’s Common Stock (but in no event more than 1% of such Common Stock outstanding at the time of purchase) at fair market value at the time of purchase.

If the employment of Mr. Benaroya is terminated by the Company for Cause or by Mr. Benaroya without Good Reason (each as defined below), he will be entitled to receive his base salary earned through the date of termination, bonus amounts under the ICBP earned for any prior year and not yet paid, and other vested amounts and benefits, if any, provided under applicable Company programs and policies in which he participated prior to the date of the RB Agreement (collectively, the “Accrued Benefits”). In addition, the unvested portion of any Equity Award will be cancelled or immediately forfeited, as applicable. If the employment of Mr. Benaroya is terminated by the Company for Cause, any unexercised vested portion of any Equity Award will generally remain exercisable for a period of 30 open trading window days following such termination (subject to extension to the extent the Company’s insider trading policy or applicable law prohibits the exercise of the Equity Award or the sale of the underlying shares at the end of such period). If the employment of Mr. Benaroya is terminated by Mr. Benaroya without Good Reason, the vested portion of any Equity Award will be generally exercisable for a period of 6 months following the termination date, or if later, until the 30th open trading window day following such termination (subject to extension as described above). Notwithstanding the foregoing, in no event will an Equity Award be exercisable after the expiration of its term.

In the event that the termination of the employment of Mr. Benaroya occurs as a result of the expiration of the RB Agreement at the end of its term, Mr. Benaroya will be entitled to the Accrued Benefits, as well as the prorated amount of the bonus to which he would otherwise have been entitled under the ICBP had his employment continued through the end of the relevant year, based upon actual achievement of the relevant performance goals (the “Prorated Bonus Amount”). In addition, the Equity Awards will remain exercisable for the remainder of their respective terms.

If the Company terminates the employment of Mr. Benaroya without Cause or he terminates his employment for Good Reason, Mr. Benaroya will be entitled to receive the Accrued Benefits, his base salary (without regard to any Sanctioned Decrease) for a period of nine months after the termination date, the Prorated Bonus Amount, the amount of COBRA premiums for Mr. Benaroya and his family for continued coverage under the Company’s medical and dental programs, if any during the nine-month period following the date of termination (the “COBRA Amount”), and continued coverage under the Company’s life insurance program for a period of nine months following the termination date. In order to receive such benefits (and the accelerated vesting of Equity Awards described below), Mr. Benaroya must execute a release, substantially in the form of Release attached to the RB Agreement. In addition, in the event of any such termination, the unvested portion of any Equity Award (as well as the unvested portion of any additional equity awards granted to Mr. Benaroya) will become immediately vested, and shall remain exercisable in accordance with their respective terms, provided that if the Company terminates the employment of Mr. Benaroya without Cause prior to the first anniversary of the commencement date of his employment, Mr. Benaroya will forfeit the last 250,000 of the Cash SARs (or Replacement Options, as applicable) that would have become vested if his employment had not been terminated, provided however, that no such forfeiture shall occur if a Change of Control (as defined below) occurs prior to the relevant termination date, or if Mr. Benaroya is terminated following discussion leading to a Change of Control or within six months prior to the consummation of a Change of Control.

If the employment of Mr. Benaroya is terminated by the Company as a result of his Disability (as defined below), he will be entitled to receive the Accrued Benefits (including payments under the Company’s long-term disability insurance plan to the extent provided for therein), the Prorated Bonus Amount, the COBRA Amount, and continued coverage under the Company’s life insurance program for a period of nine months following the termination date. If the employment of Mr. Benaroya is terminated as a result of his death, his estate will be entitled to receive the Accrued Benefits and the Prorated Bonus Amount. In addition, the death benefit under the Company’s life insurance program shall be paid to his designated beneficiary (or his estate in the absence of such designation), and Mr. Benaroya’s family shall be entitled to reimbursement of the COBRA Amount. In the event that the employment of Mr. Benaroya is terminated as a result of his death or Disability, the unvested portion of any Equity Award (as well as the unvested portion of any additional equity awards granted to Mr. Benaroya) will become immediately vested to the same extent as if Mr. Benaroya had completed an additional two years of service after the date of termination, and shall remain exercisable for the shorter of one year following the date of termination and the remainder of their term.

If Mr. Benaroya’s employment is terminated by the Company without Cause or by Mr. Benaroya for Good Reason at any time on or after, or within six months before the occurrence of a Change of Control, Mr. Benaroya will be entitled to the payments and benefits described above with respect to such terminations. Notwithstanding the foregoing, if a Change of Control occurs and outstanding Equity Awards and/or other Company equity awards issued to Mr. Benaroya are not assumed or converted into comparable awards with respect to the stock of the acquiring or successor company (or parent thereof), then immediately prior to such Change of Control, each such award, whether or not previously vested, will be converted into the right to receive cash, or at the election of Mr. Benaroya, consideration in a form that is pari passu with the form of the consideration payable to the Company’s shareholders in exchange for their shares (less any applicable exercise price). Any award that is not assumed or converted (as described above) may be canceled at the time of the Change of Control for no consideration if its per share exercise price is greater than such per share fair market value of the Company’s Common Stock.

In the event of the termination of the employment of Mr. Benaroya, he shall be under no obligation to seek other employment or otherwise mitigate damages, and there shall be no offset against any amounts due him under the RB Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

The RB Agreement includes a restriction against specified competitive activities during Mr. Benaroya’s employment by the Company and for a period of nine months thereafter and a non-solicitation agreement for a period of nine months following his termination, unless the termination of Mr. Benaroya’s employment results from the expiration of the RB Agreement at the end of its term.

The RB Agreement includes a provision that would, under specified circumstances and at Mr. Benaroya’s request, reduce the aggregate of amounts constituting a “parachute payment” under Section 280G(b)(2) of the Internal Revenue Code to an amount that will equal three times his base amount less $1.00. His employment is “at will”.

Terms used in the preceding discussion are defined in the RB Agreement as follows:

•	“Cause” is defined generally to mean (subject to applicable cure periods set forth in the Agreement): (A) willful failure by Mr. Benaroya to perform his material duties as an employee of the Company; (B) his conviction of, or plea of guilty or nolo contendere to, a felony; (C) his theft or misuse of material Company property; or (D) willful misconduct or an act of moral turpitude which is materially injurious to the Company, monetarily or otherwise; provided that Cause does not include a finding of liability in pending or future shareholder, derivative or punitive class actions or other civil actions.

•	“Good Reason” is defined generally to mean the occurrence of any of the following events without Mr. Benaroya’s express written consent (subject to applicable cure periods set forth in the Agreement): (A) a diminution of his base salary (subject to specified exceptions) or his annual bonus opportunity; (B) a diminution in his position, title, authority, duties, or responsibilities; (C) a relocation of the Company’s headquarters office outside of a 35 mile radius of the current office (other than a relocation to the current offices of LaJobi, Inc.); (D) a material breach of the Agreement by the Company; or (E) in connection with a Change of Control (defined below), the failure or refusal by the successor or acquiring company (or parent thereof) to expressly assume the obligations of the Company under the Agreement.

•	“Disability” will be deemed to have occurred if Mr. Benaroya is absent from work for at least 135 consecutive days or for 135 days (whether or not consecutive) in any calendar year by reason of a physical or mental illness or injury.

•

“Change of Control” is defined generally to mean: (a) any one person or group acquires ownership of shares of the Company that, together with the shares of the Company held by such person or group, constitutes more than 40% of the total fair market value or total voting power of the shares of the Company; (b) any one person or group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons, ownership of shares of the Company having 30% or more of the total voting power of the shares of the Company; (c) one-half or more of the members of the Company’s Board are replaced during any 18-month period by directors whose appointment or election is not endorsed by at least 66 2/3% of the Company’s Board prior to the date of such appointment or election (other than a result of an election contest); or (d) any one person or group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons, assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions (subject to specified exceptions). A Change of Control will be deemed to have occurred upon the consummation of a merger or consolidation of, or similar type of corporate transaction involving the Company or any subsidiary thereof with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation.

Mr. Paglinco (resigned as CFO as of May 29, 2013)

Mr. Paglinco was hired as Vice President – Corporate Controller of the Company in September 2006. He was promoted to Vice President and Chief Accounting Officer in November 2007, and assumed the additional role of interim Chief Financial Officer as of January 30, 2009. Effective August 14, 2009, he was promoted to Vice President and Chief Financial Officer of the Company. During 2012, his annual base salary was $271,625, and his IC Percentage under the ICBP was 45%. Equity grants were in the discretion of the Compensation Committee. See “2012 Grants of Plan Based Awards” above for a description of equity grants made to Mr. Paglinco in 2012. His employment was “at will”. Mr. Paglinco stepped down from his position as CFO effective May 29, 2013, but will remain an employee of the Company for up to an additional nine months.

Pursuant to his arrangement with the Company prior to his resignation as CFO, Mr. Paglinco was also entitled to participate generally in all retirement, savings, welfare and other employee benefit plans and arrangements provided to other executive officers of the Company, and received a monthly car allowance. Mr. Paglinco was also entitled to three weeks annual paid vacation.

Mr. Paglinco was issued a Change in Control Letter, described in detail in the Compensation Discussion and Analysis under the caption “Change in Control Letters”.

See footnote 6 of the “Summary Compensation Table” above for a description of perquisites received by Mr. Paglinco during the period covered by the table. The terms of equity awarded to Mr. Paglinco are described in the “2012 Outstanding Equity Awards at Fiscal Year End” table below.

The terms of the Transition and Release Agreement, dated May 29, 2013, entered into between the Company and Mr. Paglinco in connection with his resignation as CFO are described in detail in a Current Report on Form 8-K filed by the Company on June 3, 2013.

Ms. Carr

Kerry Carr was appointed to the position of Executive Vice President and Chief Operating Officer of the Company pursuant to the terms of an agreement between Ms. Carr and the Company (the “Carr Agreement”), effective as of September 12, 2012. Ms. Carr’s current annual base salary is $375,000 (effective April 1, 2013). Subsequent base salary increases will be considered annually by the Compensation Committee in its discretion. Commencing in 2013, Ms. Carr will also be eligible to participate in the ICBP, with an IC Percentage of 50%, provided that for 2013 only, Ms. Carr is guaranteed a minimum bonus payment of $50,000. The performance goals for Ms. Carr shall be established annually by the Compensation Committee, and she will have an opportunity to consult with the Compensation Committee with respect to such goals.

Pursuant to the Carr Agreement, Ms. Carr was issued an inducement grant of 373,134 SARs (outside of the Current Plan, as a result of the limited number of shares remaining available for grant thereunder). The SARs may be settled in cash, Common Stock, or a combination of both, in the sole discretion of the Compensation Committee, and are generally exercisable for a period of ten years from the date of grant. The SARs will vest at a rate of 20% per year commencing on the first anniversary of the date of grant.

Ms. Carr is entitled to participate in the Company’s employee benefit plans and programs applicable to senior executives generally, and to three weeks of annual paid vacation (equivalent to one additional week based on tenure, although Ms. Carr took no vacation time in 2012).

If the employment of Ms. Carr is terminated by the Company for Cause or by Ms. Carr without Good Reason (each as defined in the “Terminations without Cause or for Good Reason” table under “Potential Payments Upon Termination or Change in Control” below), or by reason of her death or disability, she will be entitled to receive her base salary through the date of termination, accrued vacation and any amounts required under the terms of the Company’s employee benefit plans. Subject to the provisions described in the subsequent paragraph, if the Company terminates the employment of Ms. Carr without Cause or she terminates such employment for Good Reason, Ms. Carr shall also be entitled to receive base salary continuation, and medical and dental coverage, for six months following termination of employment subject to her execution of a release of claims in a form satisfactory to the Company. Notwithstanding the foregoing, if the employment of Ms. Carr is terminated by the Company without Cause or by Ms. Carr for Good Reason within six months following the consummation of a Change in Control (as defined below), the foregoing benefits shall be extended by an additional period of six months. In the event of disability or death of Ms. Carr while in the employ of the Company, all unexercised SARs will be deemed vested and may be exercised for up to one year (or the exercise period, if shorter) after such event. If Ms. Carr retires, vested unexercised SARs may be exercised within one year of such retirement or the remaining term of the grant, if earlier. If Ms. Carr’s employment is terminated for any other reason, any unexercised SARs will be cancelled and deemed terminated immediately, except that if her employment is terminated by the Company for other than Cause, all unexercised SARs, to the extent vested, may be exercised within 90 days of the date of such event (or the exercise period, if shorter).

On March 26, 2013, the Carr Agreement was amended (the “Amendment”). The Amendment specifies that in the event of a Change in Control (as defined below), if any unexercised SARs are not assumed or converted into comparable awards with respect to the stock of the acquiring or successor company (or parent thereof), then immediately prior to such Change of Control, each such SAR, whether or not previously vested, will be converted into the right to receive cash, or at the election of Ms. Carr, consideration in a form that is pari passu with the form of the consideration payable to the Company’s shareholders in exchange for their shares (less any applicable exercise price). Any award that is not assumed or converted as described above may be canceled at the time of the Change of Control for no consideration if its per share exercise price is greater than such per share fair market value of the Company’s Common Stock. In addition, if Ms. Carr’s employment is terminated by the Company without Cause or by Ms. Carr for Good Reason within nine months following a specified change in control (defined in the “Change in Control” table under “Potential Payments Upon Termination or Change in Control” below), her SARs shall immediately vest, and remain exercisable for the remainder of their term.

For purposes of the Carr Agreement, a Change in Control is defined generally as when: (i) any person or group, other than specified existing 5% beneficial owners of the Company’s voting securities, becomes the beneficial owner of more than 30% of the Company’s voting power (subject to specified exclusions) (ii) as a result of any proxy solicitation made otherwise than on behalf of the Board, continuing directors cease to be a majority of the Board; (iii) the merger, consolidation, or other business combination other than one immediately following which current stockholders continue to own at least 60% of the voting power in the Company or other resulting entity (in substantially the same proportion); (iv) the sale of all or substantially all of the Company’s assets, other than one immediately following which the then-existing stockholders are the beneficial owners of at least 60% of the voting power in the purchasing entity (in substantially the same proportions); or (v) consummation of a recapitalization or similar transaction in which any person or group, other than specified existing 5% beneficial owners, becomes the beneficial owner in excess of 30% of the Company’s voting power.

The Carr Agreement includes a restriction against specified competitive activities as well as a non-solicitation provision during Ms. Carr’s employment by the Company and for a period of one year thereafter.

Ms. Carr’s employment is “at will”.

See footnote 6 of the “Summary Compensation Table” above for a description of perquisites received by Ms. Carr during 2012. The terms of equity awarded to Ms. Carr are described in the “2012 Outstanding Equity Awards at Fiscal Year End” table below.

Mr. Goldfarb

On September 26, 2005, Marc S. Goldfarb was hired as Vice President, General Counsel and Secretary of the Company at an annual base salary of $260,000. In accordance with the terms of his current employment arrangement with the Company, Mr. Goldfarb serves as Senior Vice President and General Counsel of the Company (as of May 31, 2006) and during 2012, his annual base salary was $341,537. Mr. Goldfarb participated in the ICBP in 2012 with an IC Percentage of 50%. Other than stock options awarded to Mr. Goldfarb in connection with the commencement of his employment, equity grants are at the discretion of the Compensation Committee. See “2012 Grants of Plan Based Awards” above for a description of equity grants made to Mr. Goldfarb in 2012. His employment is “at will”.

Pursuant to his arrangement with the Company, Mr. Goldfarb is also entitled to participate generally in all retirement, savings, welfare and other employee benefit plans and arrangements provided to other executive officers of the Company, including the Company’s Severance Policy (prior to its termination), has been guaranteed a minimum of 8 months of severance, and receives a monthly car allowance. Mr. Goldfarb is also entitled to three weeks annual paid vacation.

A Change of Control Letter was issued to Mr. Goldfarb, described in detail in the Compensation Discussion and Analysis under the caption “Change in Control Letters”.

See footnote 6 of the “Summary Compensation Table” above for a description of perquisites received by Mr. Goldfarb during the period covered by the table. The terms of equity awarded to Mr. Goldfarb are described in the “2012 Outstanding Equity Awards at Fiscal Year End” table below.

Mr. Schaub

Mr. Schaub became the President of Sassy in February 2010 pursuant to an employment agreement dated February 19, 2010 and amended as of November 23, 2010, and also became the President of LaJobi in March of 2011. In June of 2011, Dean Robinson was appointed as the President of Sassy, and Mr. Schaub became group head of Sassy (to whom Mr. Robinson reported) during a transition period that ended at the end of 2012, as well as continuing as President of LaJobi (his current position). Mr. Schaub’s current annual base salary is $375,000, and cannot be lowered below $350,000 without his consent. Mr. Schaub participated in the ICBP during 2012 with an IC Percentage of 50%.

A grant of SARS and RSUs was made to Mr. Schaub in connection with the commencement of his employment. In addition, a grant of SARS and RSUs was made to Mr. Schaub on January 3, 2011 in accordance with the terms of the amendment to his employment agreement as of November 23, 2010. Further equity grants are at the discretion of the Compensation Committee. See “2012 Grants of Plan Based Awards” above for a description of equity grants made to Mr. Schaub in 2012.

Mr. Schaub is eligible to participate in all benefit programs made generally available to executives of LaJobi, as the same may be modified from time to time. In addition, Mr. Schaub was entitled to participate in the Company’s Severance Policy prior to its termination.

Pursuant to Mr. Schaub’s employment agreement, he was reimbursed for temporary housing and coach class transportation expenses associated with his required business travel to Kentwood, Michigan until December 31, 2011. In addition, relocation expense reimbursement provisions contained in his employment agreement (applicable to a relocation of Sassy) were applied to his relocation to New Jersey in connection with his appointment as the President of LaJobi. Mr. Schaub was also reimbursed an additional amount equal to the income taxes payable in connection with the inclusion of such relocation allowance in his ordinary income.

Mr. Schaub’s employment agreement contains a confidentiality, non-disparagement, non-compete for the period of employment and any period thereafter during which Mr. Schaub receives any severance payments, and one year post-employment non-solicitation provision with respect to any person who is to his knowledge then employed or retained by the Company or any of its subsidiaries.

See footnote 6 of the “Summary Compensation Table” above for a description of perquisites received by Mr. Schaub during 2012. The terms of equity awarded to Mr. Schaub are described in the “2012 Outstanding Equity Awards at Fiscal Year End” table below. Mr. Schaub is entitled to three weeks annual paid vacation (equivalent to one additional week based on tenure), and his employment is “at will”.

Mr. Sabin (resigned as of September 11, 2012)

Mr. Sabin served as the President of Kids Line (since January 2010) and CoCaLo (since September 2010) pursuant to an employment agreement dated December 7, 2009. His employment agreement provided for an annual base salary of $475,000 (applicable in 2012). Mr. Sabin participated in the ICBP in 2012 with an Applicable Percentage of 50%. A grant of SARS and RSUs was made to Mr. Sabin in connection with the commencement of his employment. Further equity grants were at the discretion of the Compensation Committee. See “2012 Grants of Plan Based Awards” above for a description of equity grants made to Mr. Sabin in 2012, all of which were forfeited in connection with his resignation. Mr. Sabin’s employment was “at will”.

Mr. Sabin was also eligible to participate in all benefit programs made generally available to executives of Kids Line, as the same were modified from time to time, as well as the Severance Policy prior to its termination (with a specified minimum severance period up to 12 months). These provisions did not apply to his resignation, however, the terms of which are described below. Mr. Sabin was also entitled to three weeks annual paid vacation (one week more than he would be entitled to based on tenure).

Mr. Sabin’s employment agreement contained a confidentiality, non-disparagement and one-year post-employment non-solicitation provision with respect to any person who is to his knowledge then employed or retained by the Company or any of its subsidiaries.

In connection with his resignation as of September 11, 2012, Mr. Sabin, Kids Line and CoCaLo (the “Employer Group”) executed a Separation and Release Agreement, dated September 11, 2012 (the “Release”), pursuant to which Mr. Sabin received severance payments equal to his then-current base salary, less applicable withholdings, and reimbursement for COBRA premiums, in each case through December 31, 2012. Such severance was paid in accordance with the Employer Group’s normal payroll practices. In addition, Mr. Sabin was paid $20,000 as reimbursement for certain expenses related to his temporary housing and automobile in Los Angeles, as well as related moving expenses and certain legal expenses. The Company also agreed that the 5,000 restricted stock units (out of an original grant of 25,000 restricted stock units issued to Mr. Sabin on December 11, 2009) scheduled to vest on December 11, 2012 would not be forfeited by Mr. Sabin in connection with his departure, and would instead vest in accordance with their terms. See footnote (3) to the Summary Compensation Table above. The Release contains, among other things, a full mutual irrevocable release of claims by the parties, and a reaffirmation by Mr. Sabin of the non-solicitation restrictions and confidentiality provisions in his employment agreement.

See footnote 6 of the “Summary Compensation Table” above for a description of perquisites received by Mr. Sabin during the period covered by the table. The terms of equity awarded to Mr. Sabin in 2012 (and forfeited in connection with his resignation) are described in the “2012 Outstanding Equity Awards at Fiscal Year End” table below, and amounts received by Mr. Sabin as a result of his resignation are described in “Actual Terminations During 2012” below.

See the Summary Compensation Table above for information with respect to compensation received by the NEOs under their employment agreements and arrangements during the periods covered by the table.

Termination of Employment and Change-In-Control Arrangements

(i) 401(k) Plans

The Company offers eligible employees the opportunity to participate in a 401(k) Plan based on employees’ pretax salary deferrals with Company matching contributions. As a result of the Company’s historical acquisition strategy, the 401(k) Plans may differ among the Company and its subsidiaries. Participating employees may elect to contribute from 1% to 80% (but not in excess of the amount permitted by the Code, i.e., $17,000 in 2012, and $22,500 in 2012 for employees age 50 and older who elect to make catch-up contributions) of their compensation, on a pretax basis, to the relevant 401(k) Plan. Because the 401(k) Plans are qualified defined contribution plans, if certain highly compensated employees’ contributions exceed the amount prescribed by the Code, such contributions will be reduced or limited. Employees’ contributions are invested in one or more of several funds (as selected by each participating employee). During 2012, the Company, LaJobi and Sassy matched a portion (either one-half of any amount up to 6%, or 100% of any amount up to 3%, of salary contributed) of the compensation deferred by each employee, and Kids Line contributed 3% of eligible salary pursuant to the safe harbor provisions of Section 401(k) of the Code. Matching contributions are fully vested after four years of employment at the rate of 25% per year of employment (after six years of employment for LaJobi). Under certain circumstances, the 401(k) Plans permit participants to make withdrawals or receive loans therefrom prior to retirement age. As described above, the Company intends to adopt one unified 401(k) plan for the entire Company during 2013.

(ii) Change in Control Letters. See the description of change in control letters issued to each of Messrs. Paglinco and Goldfarb in the Compensation Discussion and Analysis under the caption “Change in Control Letters”.

(iii) Severance Policy

In February 2003, the Compensation Committee adopted a severance policy (as amended, the “Severance Policy”), applicable in general to employees who were domestic vice presidents or above and who were designated by the Committee as eligible participants in the plan. The Severance Policy is described in the Compensation Discussion and Analysis above, under the caption “Post Termination Benefits”. As a result of the Company’s recent financial performance, continued challenging economic conditions, and in order to emphasize our pay-for-performance philosophy discussed in “Compensation Philosophy and Overview” in the CD&A above, however, this policy was terminated effective as of April 26, 2012.

Equity Incentive Plan

The Board adopted the Equity Incentive Plan (the “Current Plan”) on June 3, 2008, and the Current Plan was approved by the Company’s shareholders as of July 10, 2008. The Current Plan is a successor to the 2004 Plan (defined below), which terminated as of the date of such approval (although outstanding awards thereunder continue to be covered thereby). As is described below, the Current Plan contains provisions which accelerate the vesting schedule and shorten the period of exercisability of outstanding awards in the event that a grantee’s employment is terminated under specified conditions, and permit adjustments to outstanding awards in the event of specified corporate transactions. The following is a summary of such provisions, as well as other material features of the Current Plan. Awards may be made under the Current Plan through July 10, 2013 (although outstanding awards thereunder will continue to be covered thereby).

Awards

The Current Plan provides for awards in any one or a combination of: (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Stock Units, (e) Non-Restricted Stock, and/or (f) Dividend Equivalent Rights. Any award under the Current Plan may, as determined by the committee administering the Current Plan (the “Plan Committee”) in its sole discretion, constitute a “Performance-Based Award” (an award that qualifies for the performance-based compensation exemption of Section 162(m) of the Internal Revenue Code of 1986, as amended).

Stock Options. Stock Options are options to purchase the Common Stock of the Company, that are either: “Incentive Stock Options” (stock options which comply with Section 422 of the Internal Revenue Code of 1986, as amended), or nonqualified stock options (stock options which are not Incentive Stock Options).

Stock Appreciation Rights. A Stock Appreciation Right is a right to receive a payment in cash, Common Stock or a combination thereof, as determined by the Plan Committee, in an amount or value equal to the excess of: (i) the Fair Market Value (as defined below), or other specified valuation (which may not exceed Fair Market Value), of a specified number of shares of Common Stock on the date the right is exercised, over (ii) the Fair Market Value or other specified amount (which may not be less than Fair Market Value) of such shares of Common Stock on the date the right is granted; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value for purposes of the foregoing clause (ii) shall be the Fair Market Value on the date such Stock Option was granted. For purposes of the Current Plan, the “Fair Market Value” of a share of Common Stock is, on the date of determination: (i) if the Common Stock is then listed on either the New York Stock Exchange or another national securities exchange, the last sale price of a share of Common Stock reflected on the consolidated tape at the close of the New York Stock Exchange or such other exchange on such date, or if there has been no sale on such day, on the first preceding date on which a sale of Common Stock so occurred; (ii) if the Common Stock is not then listed on any such exchange, but is quoted on an over-the-counter market system then in use (“OTC System”), the last sale price of a share of Common Stock at the close on such OTC System on such date, or if there has been no sale on such day on such OTC System, then the average of the bid and asked prices for a share of Common Stock on the OTC System at the end of such day (provided, that if the Common Stock is then listed on: (A) more than one exchange, (B) more than one OTC system, or (C) at least one exchange and one OTC System, the principal market for such securities, as determined by the Committee in good faith, shall be used); and (iii) if the Common Stock is not then listed on a national securities exchange or an OTC System, the amount determined by the Committee (or in accordance with procedures approved by the Committee) in good faith.

Restricted Stock. Restricted Stock is Common Stock that is subject to restrictions, including risks of forfeiture, determined by the Plan Committee in its sole discretion. A holder of restricted stock has all rights of a shareholder with respect to such stock, including the right to vote and to receive dividends thereon, except as otherwise provided in the award agreement relating to such award.

Stock Units. A Stock Unit is a notional account representing a participant’s conditional right to receive at a future date one (1) share of Common Stock or its equivalent in value. Stock Units may be settled in the sole discretion of the Plan Committee: (i) by the distribution of shares of Common Stock equal to the participant’s Stock Units, (ii) by a lump sum payment of an amount in cash equal to the Fair Market Value of the shares of Common Stock which would otherwise be distributed to the participant, or (iii) by a combination of cash and Common Stock.

Non-Restricted Stock. Non-Restricted Stock is Common Stock that is not Restricted Stock.

Dividend Equivalent Rights. A Dividend Equivalent Right is the right of a participant to receive the equivalent value (either in cash or Common Stock) of all or any specified portion of any regular cash dividends that would have been paid on a specified number of shares of Common Stock if such number of shares of Common Stock had been delivered to such participant pursuant to an award. Dividend Equivalent Rights may be settled in cash, shares of Common Stock, or a combination thereof, in a single installment or multiple installments, as determined by the Committee in its sole discretion.

Reserved Shares

A total of 1,500,000 shares of Common Stock have been reserved that may be subject to, delivered in connection with, and/or available for awards under the Current Plan, which consists of (i) the number of shares of Common Stock that remain available for issuance under the 2004 Plan (655,969 shares), plus (ii) an additional 844,031 shares, and which shall consist of authorized but unissued shares of Common Stock or shares of Common Stock held in treasury. In connection with the grant of a stock option or other award (other than a full value award, as defined in the Current Plan), the number of shares of Common Stock available for issuance under the Current Plan shall be reduced by the number of shares in respect of which such option or other-than full-value award is granted or denominated. If full value awards are granted, each full value award shall reduce the total number of shares available for issuance under the Current Plan by 1.45 shares of Common Stock for each share of Common Stock in respect of which such full value award is granted. In the event all or a portion of an award is forfeited, terminated or cancelled, expires, is settled for cash, or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to the award in connection with the exercise or settlement of such award (“Unissued Shares”), such Unissued Shares will in each case again be available for awards under the Current Plan, provided that to the extent any such expired, canceled, forfeited or otherwise terminated award (or portion thereof) was a full value award, the number of shares of Common Stock that may again be the subject of options or other awards granted under the Current Plan shall increase by 1.45 shares of Common Stock for each share of Common Stock in respect of which such full value award was granted. The preceding sentence shall apply to any awards outstanding on the effective date of the Current Plan under the 2004 Plan, up to a maximum of an additional 1,750,000 shares. In connection with the acquisition of any business by the Company or any of its subsidiaries, any then-outstanding options or other similar rights or other equity awards pertaining to such business may be assumed or replaced by awards under the Current Plan upon such terms and conditions as the Plan Committee determines in its sole discretion, and to the extent any shares of Common Stock are to be delivered as or in connection with awards under the Current Plan in replacement for any such grants, awards, options or rights of another business, such shares shall, to the extent permitted by applicable law and stock exchange rules, be in addition to those available under the Current Plan.

Participants

Participants are officers (including directors), non-employee (outside) directors, employees and specified consultants of the Company or any of its subsidiaries selected by the Plan Committee in its sole discretion to receive an award under the Current Plan. Currently, approximately 310 employees (including seven executive officers), all outside directors (currently 5 individuals) and an indeterminate number of consultants are eligible to participate in the Current Plan. Incentive Stock Options may not be awarded to participants who are not employees of the Company.

Administration of the Plan

The Plan Committee is currently the Compensation Committee, except regarding awards to outside directors, with respect to whom the Board acts as the Plan Committee. The Plan Committee, subject to the limitations set forth in the Current Plan, shall have absolute discretion and authority: (i) to make and administer grants under the Current Plan (including to determine the form, amount and other terms and conditions of awards granted, and to waive, amend or modify conditions initially established for grants, including to accelerate vesting and to extend or limit the exercisability of grants, except as specifically restricted by the Current Plan), (ii) to determine when and to which individuals awards will be granted, (iii) to determine whether, to what extent and under what circumstances awards may be settled, paid or exercised in cash, Common Stock or other property, or canceled, forfeited or suspended, (iv) to determine the terms and provisions of any award agreement and any amendment of such award agreement, and (v) to establish, amend, waive and/or rescind any rules and regulations as it deems necessary for the proper administration of the Current Plan, including to make such determinations and interpretations and to take such actions in connection with the Current Plan and any awards granted thereunder as it deems necessary or advisable to carry out its purposes.

Limitations on Grants

Grants under the Current Plan can be made to any eligible individual at the discretion of the Plan Committee at any time. All grants of Stock Options are subject to a 350,000 shares per participant per plan year limit. In the case of Incentive Stock Options, the aggregate fair market value (as of the date of grant) of all shares of Common Stock underlying any grant of Incentive Stock Options, however made, that become exercisable by a participant during any calendar year may not exceed $100,000 (options granted in excess of this amount shall not be treated as Incentive Stock Options). Grants of Incentive Stock Options are subject to other restrictions set forth in the Current Plan.

Acceleration of Vesting/Exercise Period

Stock Options. Each Stock Option will be subject to such terms and conditions, including vesting, as the Plan Committee may determine from time to time in its discretion, provided that no Stock Option shall be exercisable later than 10 years from the date of grant (5 years in the case of an Incentive Stock Options granted to a Ten-Percent Stockholder (as defined in the Current Plan)). Notwithstanding the foregoing, unless otherwise provided in the award agreement relating to such award, each Stock Option shall vest and become exercisable ratably over five years (20% per year), commencing on the first anniversary of the date of grant, and shall continue to be exercisable for a period of 10 years from the date of grant.

Unless otherwise provided in the award agreement governing such Stock Options (other than with respect to awards of Stock Options to outside directors, which is discussed in the following sentence), (i) upon Disability (as defined in the Current Plan) or death, all unvested options vest, and all unexercised options may be exercised for up to one year or the remaining term of the Stock Option, if earlier; and (ii) if a participant’s employment is terminated for any other reason, all unexercised Stock Options are cancelled as of the termination date; provided however, if a participant’s employment is terminated for reasons other than Cause (as defined in the Current Plan), vested unexercised Stock Options may be exercised within 90 days of termination, or the remaining term of the Stock Option, if earlier, and if a participant retires (as defined in the Company’s 401(k) plan), vested unexercised Stock Options may be exercised within 1 year of such retirement, or the remaining term of the Stock Option, if earlier. With respect to awards of Stock Options to outside directors, unless otherwise provided in the award agreement governing such Stock Options, in the event of the death or Disability (as defined in the Current Plan) of a participant while serving as a member of the Board, all unexercised options vest, and may be exercised for up to one year or the remaining term of the Stock Option, if earlier; if a participant ceases to serve as a member of the Board for any other reason, vested options shall be exercisable for a period of 90 days following termination, or the remaining term of the Stock Option, if earlier.

Stock Appreciation Rights. Each SAR will be subject to such terms and conditions, including vesting, as the Plan Committee determines in its sole discretion. Provisions with respect to SARs granted in tandem with Stock Options are set forth in the Current Plan.

Restricted Stock Awards. Awards of Restricted Stock may be subject to such restrictions, terms and conditions as the Plan Committee determines in its sole discretion. Notwithstanding the foregoing, unless otherwise provided in the award agreement relating to the award of Restricted Stock, such awards will vest ratably over five years (20% per year), beginning on the first anniversary of the date of grant, and upon vesting, shall not be subject to any further restrictions. The Plan Committee may, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any or all of such restrictions. Unless otherwise provided in an agreement governing the award, upon a participant’s termination of employment for any reason (not including an authorized leave of absence) all non-vested restricted stock is forfeited, except in the event of Disability (as defined in the Current Plan) or death, in which case all restrictions lapse as of the date of the relevant event.

Stock Units. Stock Units may be subject to such terms and conditions including, but not limited to, vesting, acceleration of vesting and forfeiture as the Plan Committee determines in its sole discretion.

Dividend Equivalent Rights. Dividend Equivalent Rights may be granted in tandem with another award or as a separate award. The terms and conditions applicable to each Dividend Equivalent Right, including vesting, risks of forfeiture and other restrictions, will be determined by the Plan Committee in its sole discretion.

Performance Based Awards

Any awards granted under the Current Plan may be granted in a manner such that the awards qualify for the performance-based compensation exemption of Section 162(m) of the Code. As determined by the Plan Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of performance objectives determined in accordance with one or more performance criteria specified in the Current Plan that apply to an individual participant, one or more business units or the Company as a whole. With respect to any Performance-Based Awards, the Plan Committee may, in its sole discretion, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of performance goals in order to prevent the dilution or enlargement of the rights of any participant with respect to such Performance-Based Award: (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (b) in recognition of, or in anticipation of, any other unusual or nonrecurring event affecting the Company or the financial statements of the Company, or (c) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions. Notwithstanding the foregoing, after establishment of a performance goal, the Plan Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal; provided that the Plan Committee may reduce or eliminate the number of shares of Common Stock or cash granted, vested or payable upon the attainment of such performance goal.

Exercise Price

Each Stock Option granted under the Current Plan will have a per-share exercise price as the Plan Committee determines on the date of grant, but not less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant (or 110% of Fair Market Value in the case of a Ten Percent Stockholder).

Adjustments

In the event of changes in the outstanding Common Stock or in the capital structure of the Company as a result of events specified in the Current Plan, awards granted under the Current Plan and any award agreements, the maximum number of shares of Common Stock deliverable under the Current Plan, and/or the maximum number of shares of Common Stock with respect to which Stock Options may be granted to or measured with respect to any one person under the Current Plan shall be subject to adjustment or substitution, as determined by the Plan Committee in its sole discretion, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to any award thereunder.

Outstanding awards and award agreements, and the maximum number of shares of Common Stock with respect to which Stock Options may be granted to or measured with respect to any one person during any period, shall be subject to adjustment or substitution, as determined by the Plan Committee in its sole discretion, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to any award hereunder, in the event of any change in applicable laws or any change in circumstances resulting in any substantial dilution or enlargement of the rights granted to, or available for, participants, or which otherwise warrants equitable adjustment in the sole discretion of the Plan Committee because it interferes with the intended operation of the Current Plan.

In connection with a Business Combination (as defined in the Current Plan), the Plan Committee, in its sole discretion, may provide for: (i) the continuation of the Current Plan and/or the assumption of the awards granted thereunder by a successor corporation (or a parent or subsidiary thereof), (ii) the substitution for such awards of new awards covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kind of shares and exercise prices, (iii) upon 10 days’ advance notice from the Plan Committee to the affected participants, the acceleration of the vesting, settlement and/or exercise period pertaining to any award hereunder, or (iv) upon 10 days’ advance notice from the Plan Committee to the affected participants, (x) the cancellation of any outstanding awards that are then exercisable or vested and the payment to the holders thereof, in cash or stock, or any combination thereof, of the value of such awards based upon the price per share of stock received or to be received by other shareholders of the Company in connection with the Business Combination, and (y) the cancellation of any awards that are not then exercisable or vested. In the event of any continuation, assumption or substitution contemplated by the foregoing clauses, the Current Plan and/or such awards shall continue in the manner and under the terms so provided.

Transferability

Each award granted under the Current Plan (other than Non-Restricted Stock Awards and Restricted Stock Awards with respect to which all restrictions have lapsed) shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during a participant’s lifetime, only by such participant. Notwithstanding the foregoing, the Plan Committee in its sole discretion may permit the transferability of an award (other than an Incentive Stock Option) by a participant to a member of such participant’s immediate family or trusts for the benefit of such persons, or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the grant of the award.

Additional Limitations.

The grant of any award under the Current Plan may also be subject to such other provisions as the Plan Committee in its sole discretion determines appropriate, including, without limitation, provisions for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of award, provisions for the acceleration of exercisability or vesting of awards (subject to the provisions of the Current Plan), provisions to comply with federal and state securities laws, or conditions as to the participant’s employment in addition to those specifically provided for under the Current Plan. Participants may be required to comply with any timing or other restrictions with respect to the payment, settlement or exercise of an award, including a window-period limitation, as may be imposed in the sole discretion of the Plan Committee.

Amendment, Termination and Duration of the Plan

The Plan Committee may at any time: (i) amend, modify, terminate or suspend the Current Plan, and (ii) alter or amend any or all award agreements to the extent permitted by the Current Plan and applicable law. Amendments of the Current Plan are subject to the approval of the shareholders of the Company only as required by applicable law, regulation or stock exchange requirement. The Current Plan shall remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever is latest to occur, or the Current Plan is earlier terminated by the Plan Committee. No awards may be granted under the Current Plan after July 10, 2013.

For a more complete description of the Current Plan, see the Company’s Proxy Statement for its 2008 Annual Meeting of Shareholders. For a description of the Company’s new 2013 Equity Incentive Plan, which is subject to shareholder approval as described in this Proxy Statement, see Proposal 5.

2004 Stock Option, Restricted and Non-Restricted Stock Plan (the “2004 Plan”)

The 2004 Plan provided for awards of options to officers, directors and key employees designated by the Compensation Committee to purchase Common Stock of the Company (including options designated as incentive stock options under Section 422 of the Code, and options not so designated), restricted stock and non-restricted stock (outside directors may be awarded options only). Awards could no longer be granted under the 2004 Plan after July 10, 2008, the date the Current Plan became effective.

Acceleration of Vesting/Exercise Period

Subject to the following, options and restricted stock generally vest ratably over five years, commencing on the first anniversary of the date of grant and are generally exercisable for a period of ten years from the date of grant. With respect to awards of options (other than awards to outside directors, which is discussed below), upon retirement (as defined in the Company’s 401(k) plan), Disability (as defined in the 2004 Plan) or death (either while employed or within the year after retirement), all unexercised options vest, and may be exercised for up to one year (unless provided otherwise in an option agreement evidencing the award) or the term of the unexpired option, if earlier; unless otherwise provided in an option agreement, (i) if a participant’s employment is terminated for reasons other than Cause (as defined in the 2004 Plan), vested unexercised options may be exercised within either: (a) 30 days of termination (for grants issued prior to August 2007); or (b) 90 days of termination (for grants issued subsequent to August 2007), or the term of the unexpired option, if earlier, and (ii) if a participant’s employment is terminated for any other reason, all options are cancelled as of the termination date.

With respect to awards of options to outside directors, in the event of the death or Disability (as defined in the 2004 Plan) of a participant while serving as a member of the Board, all unexercised options vest, and may be exercised for up to one year (unless provided otherwise in an agreement evidencing the award) or the term of the unexpired option, if earlier; if a participant ceases to serve as a member of the Board for any other reason, vested options shall be exercisable for a period of 30 days following termination (unless otherwise provided in an agreement evidencing the award).

With respect to awards of restricted stock, unless otherwise provided in an agreement governing the award, all non-vested restricted stock is forfeited (at the time of termination) if the participant has not remained in the continuous employment of the Company for the period during which the restrictions are applicable, generally five years from the date of grant, except in the event of retirement, Disability (as defined in the 2004 Plan) or death, in which case all restrictions lapse as of the date of the relevant event.

Adjustments

In the event of any change in the outstanding Common Stock as a result of events specified in the 2004 Plan, the Committee may adjust the aggregate number of shares of Common Stock available for awards under the 2004 Plan, the exercise price of any options granted under the 2004 Plan, and any or all other matters deemed appropriate by the Committee, including, without limitation, accelerating the vesting and/or exercise period pertaining to any award thereunder.

For a more complete description of the 2004 Plan, see the Company’s Proxy Statement for its 2003 Annual Meeting of Shareholders.

2012 Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to outstanding equity awards for the NEOs other than Mr. Sabin* as of December 31, 2012 (however, the table does not include the equity grants made to Mr. Benaroya in connection with the commencement of his employment as President and CEO). See “Grants Under the 2004 Plan” and “Grants Under the Current Plan” following the footnotes to this table for a description of general terms applicable to equity granted to NEOs by the Company as described in this table under the 2004 Plan and the Current Plan, respectively.

Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options/ SARs (#) Exercisable		Number of Securities Underlying Unexercised Options/ SARs (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option/SAR Exercise Price ($)	Option/SAR Expiration Date	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($) (9)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested (#)
Raphael Benaroya	15,000	(1)	—			13.06	5/4/15
	15,000	(2)	—			15.05	11/1/16
	15,000	(3)	—			16.77	12/27/17
	12,000	(4)	3,000	(4)		7.28	7/10/18
	9,000	(5)	6,000	(5)		6.63	9/22/19
	6,000	(6)	9,000	(6)		8.17	7/15/20
	2,850	(7)	11,400	(7)		5.17	7/19/21
								4,000	(8)	6,200
Guy Paglinco**	10,000	(10)	—			14.90	8/10/17
	11,120	(11)	2,780	(11)		6.43	10/6/18
	6,000	(12)	4,000	(12)		5.34	8/14/19
	11,200	(13)	16,800	(13)		5.03	3/08/20
	—		22,500	(14)		3.02	3/09/22
								380	(15)	589
								2,000	(16)	3,100
								6,000	(17)	9,300
								7,500	(18)	11,625
Kerry Carr	—		373,134	(19)		1.34	9/14/22
Marc Goldfarb**	20,000	(20)	—			11.52	12/26/15
	24,700	(21)	—			16.77	12/27/17
	30,000	(22)	20,000	(22)		1.53	2/24/19
	14,000	(23)	21,000	(23)		5.03	3/08/20
	—		26,250	(24)		3.02	3/09/22
								7,200	(25)	11,160
								8,750	(26)	13,563
Richard Schaub	12,000	(27)	18,000	(27)		4.79	2/24/2020
	—		50,000	(28)		8.50	1/3/2021
	—		22,500	(29)		3.02	3/09/22
								6,000	(30)	9,300
								10,000	(31)	15,500
								7,500	(32)	11,625

*	As a result of the resignation of Mr. Sabin from the Company as of September 11, 2012: (i) the 8,750 unvested RSUs and 26,250 unvested SARS granted to Mr. Sabin on March 9, 2012 were forfeited and cancelled; and (ii) with respect to the original grant of 150,000 SARs to Mr. Sabin on December 11, 2009 in connection with the commencement of his employment, 50,000 of such vested SARs had been previously exercised, another 50,000 of such vested SARS expired on December 11, 2012, and the remaining unvested 50,000 SARs were forfeited and cancelled. With respect to the original grant of 25,000 RSUs to Mr. Sabin on December 11, 2009 in connection with the commencement of his employment: (i) 10,000 of such RSUs had previously vested and been settled; (ii) 10,000 of such unvested RSUs were forfeited upon such resignation; and (iii) in connection with the execution of his Release (described above), the 5,000 remaining unvested RSUs scheduled to vest on December 11, 2012 were not forfeited by Mr. Sabin in connection with his resignation, and were permitted to vest and be settled on such date in accordance with their terms. “See 2012 Option Exercises and Stock Vested” table below. As of December 31, 2012, Mr. Sabin had no outstanding SARs (exercisable or unexercisable) and no unvested RSUs (no other types of equity were awarded to him by the Company).

**	In accordance with the Change in Control Letters issued to each of Messrs. Paglinco and Goldfarb (see “Change in Control Letters” in the Compensation Discussion and Analysis above), effective April 26, 2012, if the relevant executive’s employment is terminated without cause or for good reason within the 365-day period following the consummation of a change in control (each as defined in the Compensation Discussion and Analysis above under the caption “Post-Termination Benefits — Change in Control Letters”), any unvested equity granted to such executive officer by the Company (or substituted by the Company upon such change in control) that remains outstanding immediately prior to such termination will become immediately vested or non-forfeitable, and in the case of stock options, stock appreciation rights and similar grants, will remain exercisable for the period set forth in the applicable award agreement. These provisions are currently applicable to each award to Messrs. Paglinco and Goldfarb set forth in the table above. Note also that the treatment of Mr. Paglinco’s outstanding equity awards as a result of his resignation as CFO as of May 29, 2013 is described in the Current Report on Form 8-K filed by the Company on June 3, 2013.
(1)	Represents an annual grant to non-employee members of the Board, including Mr. Benaroya, consisting of 15,000 options issued on May 4, 2005 under the 2004 Plan. All such options vested in full as of December 28, 2005.
(2)	Represents an annual grant to non-employee members of the Board, including Mr. Benaroya, consisting of 15,000 options issued on November 1, 2006 under the 2004 Plan. These options vested ratably over a five-year period, commencing on November 1, 2007, and were vested in full as of November 1, 2011.
(3)	Represents an annual grant to non-employee members of the Board, including Mr. Benaroya, consisting of 15,000 options issued on December 27, 2007 under the 2004 Plan. These options vested ratably over a five-year period, commencing on December 27, 2008, and were vested in full as of December 27, 2012.
(4)	Represents an annual grant to non-employee members of the Board, including Mr. Benaroya, consisting of 15,000 options issued on July 10, 2008 under the Current Plan. These options vest ratably over a five-year period, commencing on July 10, 2009.
(5)	Represents an annual grant to non-employee members of the Board, including Mr. Benaroya, consisting of 15,000 options issued on September 22, 2009 under the Current Plan. These options vest ratably over a five-year period, commencing on September 22, 2010.
(6)	Represents an annual grant to non-employee members of the Board, including Mr. Benaroya, consisting of 15,000 SARs issued on July 15, 2010 under the Current Plan. These SARs vest ratably over a five-year period, commencing on July 15, 2011.
(7)	Represents an annual grant to non-employee members of the Board, including Mr. Benaroya, consisting of 14,250 SARs (and 5,000 RSUs discussed in footnote 8 below) issued on July 19, 2011 under the Current Plan. These SARs vest ratably over a five-year period, commencing on July 19, 2012.
(8)	Represents the unvested portion of an annual grant to non-employee members of the Board, including Mr. Benaroya, consisting of 5,000 RSUs (and 14,250 SARS discussed in footnote 7 above) issued on July 19, 2011 under the Current Plan. The RSUs vest ratably over a five-year period, commencing on July 19, 2012.
(9)	Calculated using the closing price of the Company’s Common Stock on December 31, 2012, the last business day of the year ($1.55).
(10)	Represents 10,000 options issued to Mr. Paglinco on August 10, 2007 under the 2004 Plan. The Options vested ratably over a five-year period, commencing on August 10, 2008, and were vested in full on August 10, 2012.
(11)	Represents 13,900 SARs granted to Mr. Paglinco on October 6, 2008 under the Current Plan. The SARs vest ratably over a five-year period commencing October 6, 2009.
(12)	Represents 10,000 SARs granted to Mr. Paglinco on August 14, 2009 under the Current Plan in connection with the promotion of Mr. Paglinco to VP and CFO. The SARs vest ratably over a five-year period commencing August 14, 2010.
(13)	Represents 28,000 SARs granted to Mr. Paglinco on March 8, 2010 under the Current Plan, which vest ratably over a five year period commencing March 8, 2011.
(14)	Represents 22,500 SARs granted to Mr. Paglinco on March 9, 2012 under the Current Plan, which vest ratably over a five year period commencing March 9, 2013.
(15)	Represents the unvested portion of an original grant of 1,900 RSUs to Mr. Paglinco on October 6, 2008 under the Current Plan. The RSUs vest ratably over a five-year period, commencing on October 6, 2009.
(16)	Represents the unvested portion of an original grant of 5,000 RSUs to Mr. Paglinco on August 14, 2009 under the Current Plan in connection with Mr. Paglinco’s promotion to VP and CFO. The RSUs vest ratably over a five-year period, commencing on August 14, 2010.

(17)	Represents the unvested portion of an original grant of 10,000 RSUs to Mr. Paglinco on March 8, 2010 under the Current Plan, which vest ratably over a five-year period, commencing on March 8, 2011.
(18)	Represents a grant of 7,500 RSUs to Mr. Paglinco on March 9, 2012 under the Current Plan, which vest ratably over a five-year period, commencing on March 9, 2013.
(19)	Represents an inducement grant of 373,134 SARS to Ms. Carr on September 14, 2012 in connection with the commencement of her employment as Executive Vice President and Chief Operating Officer of the Company, which vest ratably over a five-year period, commencing on September 14, 2013. Although these SARs were granted outside of the Current Plan, the provisions described under “Grants Under the Current Plan” below apply to this grant. In addition, the provisions described above under “Employment Contracts and Arrangements — Ms. Carr” in the event of a specified Change of Control events apply to this grant.
(20)	Represents the unexercised portion of an original grant of 40,000 options under the 2004 Plan on December 26, 2005, in connection with the commencement of employment of Mr. Goldfarb. Under the original grant terms, all of such options were to vest and become exercisable ratably over a five-year period commencing December 26, 2006; however, all such options were deemed vested as of December 28, 2005.
(21)	Represents 24,700 options granted to Mr. Goldfarb on December 27, 2007 under the 2004 Plan, which vested ratably over a five-year period commencing December 27, 2008, and vested in full as of December 27, 2012.
(22)	Represents 50,000 SARs granted to Mr. Goldfarb on February 24, 2009 under the Current Plan, which vest ratably over a five year period commencing February 24, 2010.
(23)	Represents 35,000 SARs granted to Mr. Goldfarb on March 8, 2010 under the Current Plan, which vest ratably over a five year period commencing March 8, 2011.
(24)	Represents 26,250 SARs granted to Mr. Goldfarb on March 9, 2012 under the Current Plan, which vest ratably over a five year period commencing March 9, 2013.
(25)	Represents the unvested portion of an original grant of 12,000 RSUs to Mr. Goldfarb on March 8, 2010 under the Current Plan, which vest ratably over a five-year period, commencing on March 8, 2011.
(26)	Represents 8,750 RSUs granted to Mr. Goldfarb on March 9, 2012 under the Current Plan, which vest ratably over a five-year period, commencing on March 9, 2013.
(27)	Represents a grant of 30,000 SARs to Mr. Schaub on February 24, 2010 under the Current Plan in connection with the commencement of his employment, which vest ratably over a five-year period commencing February 24, 2011. To the extent that the Compensation Committee, in connection with a business combination (as defined in the Current Plan), exercises its discretion to accelerate or modify the equity award of any officer of any subsidiary of the Company, this equity award will be treated no less favorably than those of such other officer; provided, that this provision will not be applicable to any such acceleration or modification that is in connection with the occurrence of a business combination involving solely another subsidiary or business unit of the Company (and the officers thereof) (the “Schaub Provisions”).
(28)	Represents a grant of 50,000 SARs to Mr. Schaub under the Current Plan on January 3, 2011, which will become fully exercisable on the earlier of January 3, 2014 and the date of a change in control of any subsidiary of the Company for which Mr. Schaub is principally responsible, where his employment continues with such entity thereafter. The Schaub Provisions apply to this grant.
(29)	Represents 22,500 SARS granted to Mr. Schaub on March 9, 2012 under the Current Plan, which vest ratably over a five year period commencing March 9, 2013.
(30)	Represents the unvested portion of an original grant of 10,000 RSUs to Mr. Schaub under the Current Plan on February 24, 2010 in connection with the commencement of his employment, which vest ratably over a five-year period commencing February 24, 2011. The Schaub Provisions apply to this grant.
(31)	Represents a grant of 10,000 RSUs to Mr. Schaub under the Current Plan on January 3, 2011, which will become fully exercisable on the earlier of January 3, 2014 and the date of a change in control of any subsidiary of the Company for which Mr. Schaub is principally responsible, where his employment continues with such entity thereafter. The Schaub Provisions apply to this grant.
(32)	Represents a grant of 7,500 RSUs to Mr. Schaub on March 9, 2012 under the Current Plan, which vest ratably over a five-year period, commencing on March 9, 2013.

Grants Under the 2004 Plan — Details with respect to provisions impacting: (i) the acceleration of the vesting of options and restricted stock; and (ii) the exercise period of options, in either case issued under the 2004 Plan (including options described in footnotes (1), (2), (3), (10), (20) and (21) above) are described in “2004 Stock Option, Restricted and Non-Restricted Stock Plan” above.

Grants Under the Current Plan

Options – Details with respect to provisions impacting the acceleration of the vesting of options and the exercise period of options issued under the Current Plan (including options described in footnotes (4) and (5) above), as well as other provisions governing the grant of such options, are set forth in the Current Plan, described in “Equity Incentive Plan” above.

SARs – SARs granted under the Current Plan (including SARS described in footnotes (6), (7), (11), (12), (13), (14), (22), (23), (24), (27), (28) and (29) above) may be settled in cash, Common Stock, or a combination of both, in the sole discretion of the Compensation Committee, and are generally exercisable for a period of ten years from the date of grant. In the event of disability (as defined in the Current Plan) or death of the SAR holder while in the employ/service of the Company, all unexercised SARs will be deemed vested and may be exercised for up to one year (or the exercise period, if shorter) after such event. If the SAR holder retires (as defined in the relevant 401(k) Plan), vested unexercised SARs may be exercised within one year of such retirement or the remaining term of the grant, if earlier. If the SAR holder’s employment/service is terminated for any other reason, any unexercised SARs will be cancelled and deemed terminated immediately, except that if employment/service is terminated by the Company for other than “cause” (as defined in the Current Plan), all unexercised SARs, to the extent vested, may be exercised within 90 days of the date of such event (or the exercise period, if shorter). Other provisions governing grants of SARs under the Current Plan are set forth in the Current Plan (described in “Equity Incentive Plan” above).

RSUs – RSUs issued under the Current Plan (including RSUs described in footnotes (8), (15), (16), (17), (18), (25), (26), (30), (31) and (32) above) may be settled in cash, Common Stock, or a combination of both, in the sole discretion of the Compensation Committee. All non-vested RSUs are forfeited (at the time of termination) if the holder has not remained in the continuous employment/service of the Company for the period during which the restrictions are applicable, except in the event of disability (as defined in the Current Plan) or death, in which case all restrictions lapse as of the date of the relevant event. Other provisions governing grants of RSUs under the Current Plan are set forth in the Current Plan (described in “Equity Incentive Plan” above).

2012 Option Exercises and Stock Vested

The following table sets forth the number of shares of Company Common Stock acquired by NEOs during 2012 upon the exercise of options or SARs and the number of shares with respect to which restrictions on restricted stock or RSUs held by NEOs lapsed during the year ended December 31, 2012.

	Option Awards	Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Raphael Benaroya	n/a	n/a	1,000	1,740	(1)
Guy Paglinco	n/a	n/a	3,880	8,805	(2)
Kerry Carr	n/a	n/a	n/a	n/a
Marc Goldfarb	n/a	n/a	3,120	8,494	(3)
Richard Schaub	n/a	n/a	2,000	6,140	(4)
David C. Sabin	n/a	n/a	5,000	8,250	(5)

(1)	The aggregate dollar amount realized upon vesting was computed using the closing price on the NYSE for the Company’s Common Stock on July 19, 2012 ($1.74) with respect to the vesting of 1,000 RSUs.
(2)	The aggregate dollar amount realized upon vesting was computed using the closing price on the NYSE for the Company’s Common Stock on August 10, 2012 ($1.48) with respect to the vesting of 500 shares of restricted stock, on October 5, 2012 ($1.46), the business day preceding the applicable vesting date of October 6, 2012 (a non-business day), with respect to the vesting of 380 RSUs, on August 14, 2012 ($1.41), with respect to the vesting of 1,000 RSUs, and on March 8, 2012 ($3.05) with respect to the vesting of 2,000 RSUs.
(3)	The aggregate dollar amount realized upon vesting was computed using the closing price on the NYSE for the Company’s Common Stock on December 27, 2012 ($1.63) with respect to the vesting of 720 shares of restricted stock, and on March 8, 2012 ($3.05) with respect to the vesting of 2,400 RSUs.
(4)	The aggregate dollar amount realized upon vesting was computed using the closing price on the NYSE for the Company’s Common Stock on February 24, 2012 ($3.07) with respect to the vesting of 2,000 RSUs.
(5)	The aggregate dollar amount realized upon vesting was computed using the closing price on the NYSE for the Company’s Common Stock on December 11, 2012 ($1.65), with respect to the vesting of 5,000 RSUs. As a result of the execution by Mr. Sabin of a release in connection with his resignation as of September 11, 2012, 5,000 RSUs scheduled to vest of December 11, 2012 that would otherwise have been forfeited upon such resignation were permitted to remain outstanding, vest and be settled on such date in accordance with their terms. See “2012 Outstanding Equity Awards at Fiscal Year End” above.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Our named executive officers may receive compensation in connection with the termination of their employment. The nature and amount of such compensation depend on whether their employment terminates as a result of: (i) death; (ii) disability; (iii) retirement; (iv) termination by the Company without cause (either in connection with a change in control or not) or termination by the executive with good reason; or (v) termination by the Company for cause or termination by the executive without good reason. Estimates of the compensation that each of our named executive officers would be entitled to receive under each of these termination circumstances is described in the following tables, assuming that their employment terminated on December 31, 2012, the last business day of such year.

As Mr. Benaroya was not appointed President and Chief Executive Officer of the Company until March 14, 2013, the discussion below does not account for the termination provisions of his employment with the Company, which are described in detail under the Section “Employment Contracts and Arrangements — Mr. Benaroya” above. In connection with Mr. Benaroya’s prior tenure as interim Executive Chairman and acting CEO, pursuant to an agreement between RB, Inc. and the Company (also described in detail under the Section “Employment Contracts and Arrangements — Mr. Benaroya” above), no termination of his position as acting CEO with a “trigger” date of December 31, 2012 would have entitled him to any payments or benefits. In addition, the following tables do not reflect arrangements with respect to Mr. Sabin, who resigned from employment with the Company as of September 11, 2012, which are discussed separately below under the caption “Actual Terminations in 2012”, or the terms of the Transition and Release Agreement, entered into between the Company and Mr. Paglinco in connection with his resignation as CFO as of May 29, 2013, which are described in detail in a Current Report on Form 8-K filed by the Company on June 3, 2013. Note that Mr. Paglinco will remain an employee of the Company for a period of up to nine months following his resignation as CFO.

The following tables do not include payments under the Company’s (or its subsidiaries’) 401(k) Plans, or the Company’s life insurance or disability plans, as these plans are available to all salaried employees generally and do not discriminate in scope, terms or operation, in favor of our executive officers.

Any actual compensation received by our named executive officers in the circumstances set forth below may be different than we describe because many factors affect the amount of any compensation received. These factors include: the date of the executive’s termination of employment; the executive’s base salary at the time of termination; the Company’s stock price at the time of termination; and the executive’s age and service with the Company at the time of termination. In addition, although the Company has entered into individual agreements with certain of our named executive officers, in connection with a particular termination of employment the Company and the named executive officer may mutually agree on severance terms that vary from those provided in pre-existing agreements.

The value of option and SAR acceleration is equal to the difference between the market price of the Company’s Common Stock on December 31, 2012 ($1.55) and the exercise price of the relevant option or SAR, multiplied by the number of options or SARs that would accelerate as a result of the triggering event. As the exercise prices of all outstanding options held by NEOs are in excess of the 2012 year-end price, no value would be attributed to their acceleration on December 31, 2012. With respect to SARs, the exercise price of only two outstanding grants to NEOs (one to Ms. Carr and one to Mr. Goldfarb) are below the 2012 year-end price, and as a result, no value would be attributed to their acceleration on December 31, 2012, other than with respect to those two grants. The value of the restricted stock and RSU acceleration in the tables below is equal to the market price of the Company’s Common Stock on December 31, 2012 multiplied by the number of shares of restricted stock or RSUs that become vested or non-forfeitable as a result of the triggering event. In all cases, if an NEO was terminated with cause or by the NEO without good reason on December 31, 2012, such NEO would have been entitled only to the payment of amounts that had accrued at the time of termination, but had not been paid (other than payments under the ICBP, for which a participant must be in the employ of the Company at the time of payment, which is in the year subsequent to the year of determination, following the closing of the books for such year).

Termination as a Result of Disability or Death*

NEO	SAR Acceleration ($)	RSU Acceleration ($)	Total ($)
Raphael Benaroya	n/a	6,200	6,200
Guy Paglinco	n/a	24,614	24,614
Kerry Carr	78,358	n/a	78,358
Marc Goldfarb	400	24,723	25,123
Richard Schaub	n/a	36,425	36,425

*	As described above, this table does not include disability compensation under the Company’s disability benefit plans, or death benefits under the Company’s life insurance plans. NEOs are not otherwise entitled to compensation in the event of death or disability beyond compensation and benefits accrued at the time of such event and the accelerated vesting of equity awards under the agreements governing such awards. Generally, in the event of disability or death of an option or SAR holder while in the employ of the Company, all unvested options/SARs (including those granted to Mr. Benaroya in past years for his services as a Non-Employee Director) will be deemed vested and all unexercised options/SARs may be exercised for up to one year (or the exercise period, if shorter) after such event (however, as the exercise price of outstanding options and all outstanding SARs held by NEOs other than one grant of SARs to each of Ms. Carr and Mr. Goldfarb is in excess of $1.55, no value would be attributed to the acceleration of vesting with respect to options and SARs other than with respect to such grants). All restrictions on non-vested RSUs lapse as of the date of Disability (as defined in the Current Plan) or death. All restrictions on non-vested shares of restricted stock lapse as of the date of death or Disability (as defined in the relevant plan), however, no NEO held unvested shares of restricted stock as of December 31, 2012.

Termination as a Result of Retirement

NEOs are not entitled to compensation in the event of retirement beyond compensation and benefits accrued at the time of such event and any applicable accelerated vesting of equity awards under the specific agreements governing such awards. Generally, under the Current Plan, if an option/SAR holder retires (as defined in the relevant 401(k) Plan), vested unexercised options/SARs may be exercised within one year of such retirement or the remaining term of the grant, if earlier, but no accelerated vesting is triggered. Although options granted under the 2004 Plan generally vest in full upon retirement (other than those issued to Mr. Benaroya in past years as a non-employee Director), as the exercise price of outstanding options held by NEOs is in excess of the closing price of the Company’s Common Stock on the “trigger” date of December 31, 2012, no value would be attributed to the acceleration of the vesting of such options. Retirement does not trigger accelerated vesting with respect to RSUs. All restrictions on non-vested shares of restricted stock lapse as of the date of retirement, however, no NEO held unvested shares of restricted stock as of December 31, 2012. As a result of the foregoing, no NEO would receive payments or benefits upon a retirement occurring on December 31, 2012, other than, as described above, amounts payable under the Company’s 401(k) Plans.

Terminations without Cause or for Good Reason*

NEO	Cash(3)($)	Other Benefits(4)($)	Total($)
Kerry Carr (1)	175,000	3,838	178,838
Marc Goldfarb (2)	227,691	18,114	245,805

*	Mr. Benaroya was not an employee of the Company during 2012, and neither he nor RB, Inc. would have been entitled to payments or benefits in the event of the termination of the agreement with RB, Inc. governing the provision of his services as Executive Chairman and acting CEO. In addition, subsequent to the termination of the Company’s Severance Policy as of April 26, 2012, payments and benefits upon termination of the employment of an NEO by the Company without “Cause” or by the NEO for “Good Reason” are governed solely by the terms of the NEO’s individual employment agreement with the Company. As a result, neither Mr. Paglinco nor Mr. Schaub would be entitled to any payments or benefits upon a termination of their employment as of December 31, 2012 under these circumstances (other than, as discussed above, amounts previously earned but unpaid). The entitlement to the payments and benefits set forth in the table above are subject to the relevant executive officer executing the Company’s general form of release.

(1)	With respect to Ms. Carr: (A) “Cause” shall mean she: (i) shall have been convicted of or entered a plea of nolo contendere with respect to any felony or any other crime (other than minor traffic offenses) involving fraud, theft, misappropriation, dishonesty, or embezzlement; (ii) shall have committed intentional acts that materially impair the goodwill or business of the Company or cause material damage to its property, goodwill or business; (iii) shall have refused to, or willfully failed to, perform her material duties; (iv) shall have violated in any material respect any written policies or procedures of the Company; or (v) shall have breached the representations and warranties set forth in her employment agreement (subject to a 10 day cure period, if applicable); and (B) “Good Reason” shall mean her removal as Chief Operating Officer (without terminating her employment) or other material diminution of her duties or responsibilities without her express written consent (subject to a 30 day cure period, if applicable). The Committee deemed it appropriate to provide a limited degree of income protection to Ms. Carr in the event of a termination of employment under these circumstances, determining that the amounts provided were reasonable in the context of her total compensation package.
(2)	With respect to Mr. Goldfarb: “Cause” shall generally mean: refusal or repeated failure to perform his duties as an employee of the Company; gross negligence or willful misconduct in connection with his employment; misappropriation or fraud with regard to the Company or its assets; or conviction of, or the pleading of guilty or nolo contendere to a felony, or to the extent involving the assets of or business of the Company, a misdemeanor or other criminal offense. In addition, Mr. Goldfarb shall be entitled to the benefits set forth above in the event that he terminates his employment with the Company for reasons other than his own voluntary resignation. The Committee deemed it appropriate to provide a limited degree of income protection to Mr. Goldfarb in the event of a termination of employment under these circumstances, determining that the amounts provided were reasonable base on tenure and in the context of his total compensation package.
(3)	Represents the number of months of severance to which each of Ms. Carr and Mr. Goldfarb would be entitled pursuant to their respective employment arrangements with the Company (6 and 8 months, respectively). See “Employment Contracts and Arrangements” above. Severance will be paid over the course of the severance period in accordance with the Company regular salary payment schedule (not in a lump sum), unless otherwise required by Section 409A of the Code. Payments will terminate in the event that new employment is obtained by the relevant individual.
(4)	Represents the cost to the Company for: (i) each of Ms. Carr and Mr. Goldfarb to remain on the Company’s health and dental insurance plan ($3,838 and $15,914, respectively), during the applicable severance period, and (ii) a car allowance for Mr. Goldfarb for 60 days following termination ($2,200).

Change in Control*

NEO	SAR Acceleration ($)	Restricted Stock/RSU Acceleration ($)	Cash ($)	Other Benefits ($)	Total ($)
Raphael Benaroya	n/a	6,200	n/a	n/a	6,200
Guy Paglinco(1)(3)	n/a	24,614	271,625	33,472	329,711
Kerry Carr (2)(3)	78,358	n/a	350,000	7,676	436,034
Marc Goldfarb(1)(3)	400	24,723	341,537	37,072	403,732
Richard Schaub	n/a	36,425	n/a	n/a	36,425

*	Under each of the Current Plan and the 2004 Plan, the Committee generally has the discretion to accelerate the vesting of unvested options/SARs, and to terminate vesting restrictions on unvested restricted stock/RSU awards in the event of changes in the capital structure of the Company and specified business combinations, including a change of control of the Company. The information in the table above assumes that the Committee has exercised such discretion to accelerate the vesting of all outstanding equity awards in full. As the exercise prices of all outstanding options held by NEOs, and all outstanding SARs held by NEOs except for one grant to each of Ms. Carr and Mr. Goldfarb were in excess of the closing price of the Company’s Common Stock on December 31, 2012, however, no value would be attributed to the acceleration of the vesting of options and SARS on such date (other than with respect to those two grants).

(1)	In accordance with the Change of Control letters issued to each of Messrs. Paglinco and Goldfarb, if the employment of the executive officer is terminated by the Company without Cause, or by such executive officer for Good Reason within the 365-day period following the consummation of a Change in Control (each as defined in the Compensation Discussion and Analysis above under the caption “Post-Termination Benefits — Change in Control Letters”), such executive officer would be entitled to the following, assuming a termination date of December 31, 2012: (a) severance payments equal to 12 months of base salary in effect on the termination date (paid in accordance with the Company’s normal payroll practices); 12 months of continued medical, dental and other applicable insurance benefits ($23,872 for each of Messrs. Paglinco and Goldfarb); and 12 months’ continuation of any automobile perquisite in effect on the date of termination ($9,600 for Mr. Paglinco and $13,200 for Mr. Goldfarb); (b) unpaid IC Payments under the ICBP, if any, for the year prior to the year of termination, and a pro rata portion of such executive’s bonus under the ICBP, if any, for the year in which such termination occurs assuming the Target had been achieved, up to 25% of the non-pro-rated amount (as no IC Payments were earned by Messrs. Paglinco or Goldfarb in either 2011 or 2012, no amounts under this provision would become payable); and (c) any unvested equity that remains outstanding immediately prior to such termination will become immediately vested or non-forfeitable. These payments and benefits will not be reduced or terminated in the event of the subsequent employment of the applicable executive officer, and are subject to execution by such NEO of the Company’s form of release.
(2)	If the employment of Ms. Carr is terminated by the Company without Cause or by Ms. Carr for Good Reason (each as defined in footnote 1 to the “Terminations without Cause or for Good Reason” table above) within six months following the consummation of a Change in Control (defined “Employment Contracts and Arrangements under the caption “Ms. Carr” above), she will be entitled to twelve months’ of severance ($350,000), and will be entitled to remain on the Company’s health and dental plan for twelve months ($7,676). Pursuant to an amendment to Ms. Carr’s employment agreement, if Ms. Carr’s employment is terminated by the Company without Cause or by Ms. Carr for Good Reason within nine months following a specified change of control transaction, all unvested SARs will vest in full. Although such amendment was not in effect as of the “trigger date” of December 31, 2012, such acceleration has been included in the table as described above. These payments and benefits are subject to execution of the Company’s form of release.
(3)	We have provided these benefits we deemed them reasonable for critical members of our senior corporate staff in order to help ensure their cooperation and the continuity of management should any of the aforementioned events occur, and to help eliminate from any decision-making process potential distractions caused by concerns over personal financial and employment security. The elements of the various change in control definitions were chosen to cover a diverse range of circumstances where either the ownership or leadership of the Company changed to a degree sufficient in our view to warrant the provision of protections to the specified executives in order to encourage them to continue their employment through a change in control to ensure a smooth transition when and if required.

Actual Terminations in 2012

Effective at the close of business on September 11, 2012, David C. Sabin resigned as President of Kids Line and CoCaLo. In connection therewith, Mr. Sabin also resigned from all other positions with the Company and its subsidiaries. In connection with his departure, Mr. Sabin, Kids Line and CoCaLo (the “Employer Group”) executed a Separation and Release Agreement, dated September 11, 2012 (the “Release”), pursuant to which Mr. Sabin received the following payments and benefits:

(a) severance payments equal to his current base salary, less applicable withholdings, and reimbursement for COBRA premiums, in each case through December 31, 2012 ($144,327 and $4,663, respectively), paid in accordance with the Employer Group’s normal payroll practices;

(b) Reimbursement for certain expenses related to his temporary housing and automobile in Los Angeles, as well as related moving expenses and certain legal expenses, which were paid pro rata during the severance period (an aggregate of $20,000); and

(c) 5,000 restricted stock units (out of an original grant of 25,000 restricted stock units issued to Mr. Sabin on December 11, 2009) scheduled to vest on December 11, 2012 that would otherwise have been forfeited by Mr. Sabin were permitted to remain outstanding and vest in accordance with their terms (at an assumed value of $8,250 based on the closing price of the Company’s Common Stock on the NYSE on the vesting date), for a total of $177,240.

The Release contains, among other things, a full mutual irrevocable release of claims by the parties, and a reaffirmation by Mr. Sabin of the confidentiality provisions and 12-month non-solicitation restrictions in his employment agreement.

2012 Director Compensation

					Change in
					Pension Value
			Option/	Non-Equity	and Nonqualified
	Fees Earned or		SAR	Incentive Plan	Deferred	All Other
	Paid in Cash	Stock	Awards	Compensation	Compensation	Compensation
Name	($)(2)	Awards ($)(3) (6)	($)(4)(5)(6)	($)	Earnings ($)	($)	Total ($)
Raphael Benaroya(1)	0	0	0	0	0	0	0
Mario Ciampi*	55,000	7,050	13,395	n/a	n/a	n/a	75,445
Fred Horowitz*	71,000	7,050	13,395	n/a	n/a	n/a	91,445
Hugh Rovit	39,000	7,050	13,395	n/a	n/a	n/a	59,445
Salvatore Salibello*	53,000	7,050	13,395	n/a	n/a	n/a	73,445
Michael Zimmerman	36,250	7,050	13,395	n/a	n/a	n/a	56,695

*	In the Company’s Annual Report on Form 10K/A, filed on April 30, 2013, the amounts set forth in the “Fees Earned or Paid in Cash” and “Total” columns for these directors were each understated by $1,250.00.
(1)	Mr. Benaroya stopped receiving compensation as a member of the Board upon his appointment as interim Executive Chairman and acting CEO of the Company effective September 12, 2011, and throughout 2012. Details with respect to the fees payable to RB, Inc. for the provision of such services by Mr. Benaroya can be found in the Summary Compensation Table and “Employment Contracts and Arrangements — Mr. Benaroya” above.
(2)	Reflects board retainer fees and board and committee attendance fees and, with respect to Messrs. Ciampi and Horowitz, a fee of $15,000 awarded to each of them in February of 2012 for their service on a Special Committee of the Board (formed in September 2011 to supervise the search for a CEO after the departure of Bruce Crain).
(3)	Reflects the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718, with respect to issuances of RSUs to the directors in the table. These amounts reflect the Company’s accounting expense and do not necessarily correspond to the actual value that will be realized by such directors. Assumptions used in determining the grant date fair values for 2012 can be found in the 2012 10-K, in footnote 14 to the Notes to Consolidated Financial Statements. Each director in the table above received a grant of 5,000 RSUs on August 14, 2012 under the Current Plan, which vest ratably over a five-year period commencing on August 12, 2013. Each director in the table and Mr. Benaroya also received a grant of 5,000 RSUs on July 19, 2011 under the Current Plan, which vest ratably over a five-year period commencing on July 19, 2012 (1,000 RSUs out of this original grant have vested and been settled in stock). See “Grants Under the Current Plan” above for terms applicable to these grants.
(4)	Reflects the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718, with respect to issuances of SARs to the directors in the table. These amounts reflect the Company’s accounting expense and do not necessarily correspond to the actual value that will be realized by such directors. Assumptions used in determining the grant date fair values for 2012 can be found in the 2012 10-K, in footnote 14 to the Notes to Consolidated Financial Statements. Each director in the table above received a grant of 14,250 SARs on August 14, 2012 under the Current Plan, which vest ratably over a five-year period commencing on August 14, 2013. See “Grants Under the Current Plan” above for terms applicable to this grant. All SAR and option grants to Non-Employee Directors (as defined below) are described in footnote 5.
(5)	Each director in the table above received a grant under the Current Plan of 14,250 SARs on August 14, 2012 at an exercise price of $1.41 per share, which vest ratably over a five-year period commencing on the first anniversary of the date of grant. Each director in the table above and Mr. Benaroya received a grant under the Current Plan of 14,250 SARS on July 19, 2011, at an exercise price of $5.17 per share, and 15,000 SARs on July 15, 2010, at an exercise price of $8.17 per share, which each vest ratably over a five-year period commencing on the first anniversary of the date of grant. Each director in the table above (other than Mr. Rovit, who was not a director at the time) and Mr. Benaroya received an option under the Current Plan for 15,000 shares on each of September 22, 2009, at an exercise price of $6.63 per share, and July 10, 2008, at an exercise price of $7.28 per share, which each vest ratably over a five-year period commencing on the first anniversary of the date of grant. Each of Messrs. Benaroya, Ciampi, Horowitz, Salibello and Zimmerman received an option under the 2004 Plan for 15,000 shares on December 27, 2007 at an exercise price of $16.77 per share, which vested in full as of December 27, 2012. Each of Messrs. Benaroya, Horowitz, Salibello and Zimmerman received an option under the 2004 Plan for 15,000 shares on November 1, 2006 at an exercise price of $15.05 per share, which vested in full as of November 1, 2011. Mr. Benaroya received an option under the 2004 Plan for 15,000 shares on May 4, 2005 at an exercise price of $13.06 per share, which vested in full as of December 28, 2005. See “Grants Under the 2004 Plan” and “Grants Under the Current Plan” above for terms applicable to these grants.

(6)	Outstanding option/SAR awards at December 31, 2012 for each person who was a director in 2012 are as follows (the 14,250 SARs granted to each Non-Employee Director in 2012 were all unvested as of December 31, 2012):

Name	Outstanding Option Awards at 12/31/12	Vested Portion of Outstanding Option Awards at 12/31/12	Outstanding SAR Awards at 12/31/2012	Vested Portion of Outstanding SAR Awards at 12/31/12
Raphael Benaroya	75,000	66,000	29,250	8,850
Mario Ciampi	45,000	36,000	43,500	8,850
Fred Horowitz	60,000	51,000	43,500	8,850
Hugh Rovit	0	0	43,500	8,850
Salvatore Salibello	60,000	51,000	43,500	8,850
Michael Zimmerman	60,000	51,000	43,500	8,850

Outstanding RSU awards at December 31, 2012 for each person who was a director in 2012 are as follows (the 5,000 RSUs granted to each Non-Employee Director in 2012 were all unvested as of December 31, 2012):

Name	Outstanding RSU Awards at 12/31/12	Vested and Settled Portion of Outstanding RSU Awards at 12/31/12
Raphael Benaroya	4,000	1,000
Mario Ciampi	9,000	1,000
Fred Horowitz	9,000	1,000
Hugh Rovit	9,000	1,000
Salvatore Salibello	9,000	1,000
Michael Zimmerman	9,000	1,000

Directors who are employees of the Company (including Mr. Benaroya during 2012 pursuant to the terms of the Company’s agreement with RB, Inc.) receive no additional compensation for services as a director; however, all directors are reimbursed for out-of-pocket expenses incurred in connection therewith. In addition, the following compensation arrangements applied to each director in 2012 who was not an officer or other employee of the Company (“Non-Employee Directors”): (i) an annual retainer for service as a director of $15,000; (ii) a fee for attendance at each Board meeting of $1,250, except that the Chairman of the Board, if any, receives $2,000 for each Board meeting attended; (iii) a fee for attendance at each Audit Committee meeting of $1,500, except that the Chairman of the Audit Committee receives $2,000 for each Audit Committee meeting attended; and (iv) a fee for attendance at each Board committee meeting, other than the Audit Committee, of $1,250, except that the Chairman of such committee receives $2,000 for each committee meeting attended. In addition, Non-Employee Directors are entitled to reimbursement of $2,000 per day for participation in any directors’ retreat attended during the year (there were none during 2012). Further, it is the current intention of the Board to grant to each Non-Employee Director, on the date of each Annual Meeting of Shareholders immediately following which such Non-Employee Director is serving on the Board, awards under the Current Plan (or any successor plan) with an aggregate value on the date of grant consistent with the Board’s then-current policy, to the extent such awards are available for issuance under such plan. Cash compensation to directors has not been changed to date from the arrangements approved in May of 2005, other than compensation for temporary special committees formed on an as-needed basis from time to time (the form and value of equity awards, however, does change periodically). The Committee engaged REDA in August of 2012 on a limited basis solely to value 2011 and proposed 2012 equity grants to directors, including a calculation of the estimated grant date fair value of the SAR/RSU grants to directors under consideration for 2012 based on a Black Scholes valuation analysis. REDA serves at the discretion of the Committee. Other than as described above (in addition to a brief review of our CD&A in the Company’s Annual Report on form 10-K/A for the year ended December 31, 2011), REDA provided no other services in 2012.

Prior to the adoption of the Current Plan as of July 10, 2008, Non-Employee Directors were eligible to receive non-qualified stock options under the Company’s 2004 Plan. See “Equity Incentive Plan” above for a description of certain provisions of the Current Plan. See “2004 Stock Option, Restricted and Non-Restricted Stock Plan” above for a description of certain provisions of the 2004 Plan.

PROPOSAL 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Exchange Act pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, we are providing our shareholders with an advisory vote on executive compensation. This advisory vote, commonly known as a “say-on-pay” vote, is a non-binding vote on the compensation paid to our named executive officers as disclosed pursuant to Regulation S-K, including in the “Compensation Discussion and Analysis” above, the accompanying compensation tables and related footnotes, and the corresponding narrative discussion set forth in the “EXECUTIVE COMPENSATION” section of this Proxy Statement. We urge shareholders to read the “Compensation Discussion and Analysis” of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and corresponding narrative, which provide detailed information on the compensation of our NEOs.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this Proxy Statement. As described in detail in the “Compensation Discussion and Analysis”, our executive compensation programs are generally designed to (i) attract, retain, motivate and reward highly qualified and talented executives, including our named executive officers, that will enable us to drive long-term shareholder value; and (ii) motivate our executives, including our named executive officers, to make decisions that produce desired financial results while at the same time avoiding the encouragement of unnecessary or excessive risk taking. We believe that our executive compensation programs appropriately link pay to performance and are well aligned with the long-term interests of our shareholders. We believe that our executive compensation objectives and core principles have resulted in executive compensation decisions that have appropriately incentivized the achievement of financial goals that, despite recent challenging economic conditions, have benefited our Company and our shareholders and are expected to drive long-term shareholder value over time. The Compensation Committee regularly reviews our executive officer compensation program to ensure that it achieves the desired goals of emphasizing long-term value creation and aligning the interests of management and shareholders.

Accordingly, we are asking for our shareholders to indicate their support for our NEO compensation as described in this Proxy Statement, and to vote “FOR” the following resolution:

“RESOLVED, that the shareholders of Kid Brands, Inc. (the “Company”) hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and footnotes, and corresponding narrative discussion in the Proxy Statement for the Company’s 2013 Annual Meeting of Shareholders.”

The foregoing resolution is an advisory resolution that will not have any binding legal effect regardless of whether it is approved or not, and will not be construed as overruling a decision by the Company, the Compensation Committee or the Board, or creating or implying any change in or addition to their respective fiduciary duties.

Furthermore, because this non-binding advisory resolution primarily relates to compensation of the NEOs that has already been paid or contractually committed, there is generally no opportunity for the Compensation Committee to revisit those decisions. However, as we value the opinions of our shareholders, our Compensation Committee expects to take into account the outcome of the vote when considering future executive compensation decisions.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR approval of the resolution on named executive officer compensation set forth in this Proposal 3.

PROPOSAL 4

APPROVAL OF THE CONVERSION OF 600,000 CASH-EXERCISABLE STOCK APPRECIATION

RIGHTS GRANTED TO THE COMPANY’S PRESIDENT AND CHIEF EXECUTIVE OFFICER IN

CONNECTION WITH HIS APPOINTMENT INTO 600,000 NON-QUALIFIED STOCK OPTIONS UNDER

THE COMPANY’S CURRENT EQUITY INCENTIVE PLAN, NOTWITHSTANDING THE PROVISIONS

THEREOF WHICH LIMIT THE NUMBER OF STOCK OPTIONS THAT MAY BE GRANTED TO ANY

PARTICIPANT THEREUNDER IN ANY ONE PLAN YEAR TO 350,000 AND PROHIBIT THE GRANT

OF ANY AWARDS THEREUNDER AFTER JULY 10, 2013

Issuance of the Cash-Exercisable Stock Appreciation Rights

As part of the compensation package for Raphael Benaroya, who was appointed President and Chief Executive Officer of the Company pursuant to an employment agreement executed on March 14, 2013 (the “Agreement”), the following equity grants were made to him on March 15, 2013: (i) 200,000 Incentive Stock Options (“ISOs”) under the Company’s current Equity Incentive Plan (the “Current Plan”); (ii) 200,000 inducement non-qualified stock options outside of the Current Plan; and (iii) 600,000 stock appreciation rights under the Current Plan (“Cash SARs”). These grants were unanimously approved by the Board (other than Mr. Benaroya, who did not participate in any meetings on this issue) and the Compensation Committee on March 15, 2013, and did not require the approval of the Company’s shareholders.

The Cash SARs are currently exercisable (when vested) solely for cash. Pursuant to the terms of the Agreement, however, upon the approval of the Company’s shareholders (which the Company has agreed to request at the 2013 Meeting), all unexercised Cash SARs will be converted (the “Conversion”) into non-qualified stock options (the “Replacement Options”) on a one-for-one basis under the Current Plan, with no change to the exercise price, deemed date of grant, vesting schedule, or other terms thereof. Upon such Conversion (if approved by the Company’s shareholders), the Cash SARs will no longer be exercisable or exist, and each Replacement Option will be exercisable, when vested, for one share of the Company’s Common Stock (for an aggregate of 600,000 shares). To the extent shareholder approval for the Conversion is not obtained, the Cash SARs will continue in full force and effect.

The following summarizes the principal terms of the Cash SARs and the Replacement Options. Because it is not a complete description of all of the terms and conditions thereof, this summary is qualified in its entirety by the full text of the Agreement and the Non-Qualified Stock Option Agreement governing the Cash SARs and Replacement Options (attached to this Proxy Statement as Appendix A and Appendix B, respectively). The closing price of a share of the Company’s Common Stock on the New York Stock Exchange on May 23, 2013 was $1.52. The Company has filed a registration statement under the Securities Act of 1933, as amended, to register shares issued pursuant to the Current Plan, including any shares underlying Replacement Options issued to Mr. Benaorya upon consummation of the Conversion (to the extent shareholder approval therefor is obtained at the 2013 Meeting).

Shareholder Approval Requirements

Because our Common Stock is listed on the NYSE, we are subject to NYSE rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires shareholder approval, among other things, prior to any issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions to specified related parties, including directors or officers, if the number of shares to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding prior to such issuance (the “1% Rule”).

The 200,000 ISOs issued to Mr. Benaroya represent approximately 0.9% of the voting power and number of shares of our Common Stock outstanding prior to such issuance. If the Cash SARs are converted into Replacement Options, the Common Stock issuable upon exercise thereof (both individually and when aggregated with the ISOs) would exceed 1% of both the voting power and number of shares of our Common Stock outstanding prior to the issuance of the Replacement Options. Therefore, in order to comply with the 1% Rule, the Company is seeking shareholder approval of the Conversion.

In addition, Section 303A.08 of the NYSE Listed Company Manual requires shareholder approval, among other things, of any material revision of an equity compensation plan. The Current Plan is an equity compensation plan under the NYSE’s rules. The Current Plan prohibits an award of in excess of 350,000 stock options to any participant in any plan year (the “Option Limitation”). As noted above, Mr. Benaroya has already been granted 200,000 ISOs under the Current Plan. Therefore, in order to effect the Conversion, the Option Limitation will need to be waived with respect to this transaction only (the Company is not seeking to amend the Current Plan to increase the Option Limitation). We believe that shareholder approval is required for such waiver under NYSE rules. The Current Plan also prohibits any awards from being granted thereunder after July 10, 2013 (the “Grant Termination Provision”). Although the Company does not believe that a waiver of this provision is required to effect the Conversion (as no change in the original grant date is contemplated), for the avoidance of doubt, shareholder approval of the Conversion will also be deemed to constitute a waiver of each of the Option Limitation and the Grant Termination Provision. The Board (other than Mr. Benaroya, who did not participate in any meetings on this issue) and the Compensation Committee approved all aspects of the Conversion in connection with their approval of the Agreement.

Terms of the Cash SARs and Replacement Options (to the extent shareholder approval of the Conversion is obtained)

The exercise price per share of the Cash SARs (or Replacement Options, as applicable) is the closing price per share of the Company’s Common Stock on the New York Stock Exchange on March 15, 2013, the date of grant ($1.51 per share). 15,625 of the Cash SARs (or Replacement Options, as applicable), will vest on the last day of each month during the first consecutive 24 months of the original term of the Agreement (commencing March 31, 2013), and 9,375 of the Cash SARs (or Replacement Options, as applicable), will vest on the last day of each month during the subsequent consecutive 24 months. The Cash SARs (or Replacement Options, as applicable) generally expire on the tenth anniversary of the date of grant. The vesting schedule and the period of exercisability of the Cash SARs (and the Replacement Options on an identical basis) will be accelerated on the occurrence of specified events, which are described in detail in the narrative disclosure following the 2012 Grants of Plan-Based Awards table above, under the caption “Employment Contracts and Arrangements — Mr. Benaroya”, which description is incorporated herein by reference thereto.

Adjustments which the Company is authorized to make to the Cash SARs (or Replacement Options, as applicable) upon the occurrence of specified events is described in the section captioned “Equity Incentive Plan—Adjustments” in the narrative discussion following the 2012 Grants of Plan-Based Awards table above, which description is incorporated herein by reference thereto, provided that in no event will Mr. Benaroya be treated less favorably than any other participant in the Current Plan with respect to any such adjustment.

Terms of the Current Plan

The principal terms of the Current Plan are described in detail in the section captioned “Equity Incentive Plan” in the narrative discussion following the 2012 Grants of Plan-Based Awards table above, which is incorporated herein by reference thereto. Because such summary is not a complete description of all of the terms and conditions of the Current Plan, it is qualified in its entirety by the full text of the Current Plan (attached to this Proxy Statement as Appendix D). Participants in the Current Plan are officers (including directors), non-employee (outside) directors, employees and specified consultants of the Company or any of its subsidiaries selected by the Plan Committee in its sole discretion to receive an award under the Current Plan. Currently, approximately 310 employees (including seven executive officers), all outside directors (currently 5 individuals) and an indeterminate number of consultants are eligible to participate in the Current Plan. As described above, under the Current Plan, all grants of Stock Options are subject to a 350,000 shares per participant per plan year limit, and no awards may be granted thereunder after July 10, 2013. As noted above, however, shareholder approval of this Proposal 4 will be deemed to include shareholder approval of a waiver of each of these provisions solely to effect the Conversion.

Consequences of Approving this Proposal 4 and Effect on Shareholders

If the Company’s shareholders approve this Proposal 4, any unexercised Cash SARs (which when vested, are currently exercisable solely for cash) held by Mr. Benaroya (currently all 600,000 Cash SARs) will be converted into non-qualified stock options under the Current Plan to acquire shares of the Company’s Common Stock on a one-for-one basis at the same grant date, exercise price per share, and upon substantially the same other terms and conditions as the Cash SARs, notwithstanding the Option Limitation and the Grant Termination Provision. The Option Limitation and the Grant Termination Provision, however, will remain in full force and effect for all other issuances under the Current Plan. Upon consummation of the Conversion, the Cash SARs will be terminated and of no further force or effect. As a result, in the event that vested Replacement Options are exercised, such exercise will be settled in shares of the Company’s Common Stock, and no cash payment by the Company will be required. We are unable to predict the precise impact of the Conversion on our shareholders, however, because whether and to what extent the Replacement Options (once vested) will be exercised by Mr. Benaroya is not currently determinable.

Consequences of Not Approving this Proposal 4

If the Company’s shareholders do not approve Proposal 4, then the Cash SARs will continue in full force and effect, and the Conversion will not be effected. In the event that vested Cash SARs are exercised, the Company will be obligated to make a cash payment in settlement thereof in an amount equal to the excess of the fair market value of such exercised Cash SARs over their exercise price.

Summary of U.S. Federal Income Tax Consequences

Under present U.S. federal income tax laws, the federal income tax consequences of the grant and exercise of the Cash SARs and Replacement Options are as follows.

Cash SARs. The recipient of a stand-alone stock appreciation right generally recognizes no income on the grant date but will recognize ordinary income when the stock appreciation right is paid in an amount equal to the appreciation in the underlying security from the grant date. Upon the settlement of a stock appreciation right, the Company is generally entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize.

Replacement Options. The grant of the Replacement Options is neither a taxable event to Mr. Benaroya nor deductible by the Company. When Mr. Benaroya exercises a Replacement Option, he will be required to include in his gross income for the taxable year of exercise an amount equal to the difference between the fair market value of the Company’s Common Stock on the date of exercise and the exercise price of the Replacement Option. The amounts included in Mr. Benaroya’s gross income as a result of the exercise of a Replacement Option will be ordinary income. An amount equal to the income required to be included in Mr. Benaroya’s income, as a result of the exercise of a Replacement Option will generally be deductible by the Company.

Any gain (or loss) upon subsequent disposition of the shares will be long-term or short-term gain (or loss), depending upon the period shares are held.

If a Replacement Option is exercised by tendering previously owned shares of the Company’s Common Stock in payment of the exercise price, instead of the treatment described above, a number of new shares equal to the number of tendered shares will be considered to have been received in a tax-free exchange; Mr. Benaroya’s basis and holding period for such new shares will be the same as they were in the tendered shares. Mr. Benaroya will recognize ordinary income equal to the fair market value of any new shares received in excess of the number of exchanged shares, and his basis in such excess shares will be equal to the amount of such income, and the holding period in such shares will begin on the date of exercise.

With respect to awards under the Current Plan in general, as the types of awards that may be granted under the Current Plan may also be granted under the proposed 2013 Plan described in Proposal 5 below, see the caption “U.S. Federal Income Tax Consequences of the 2013 Plan” in Proposal 5 below for a general description of the U.S. Federal Income Tax consequences of the grant and exercise with respect to awards issued under the Current Plan, which section is incorporated herein by reference thereto.

Interest of Certain Persons

Shareholders should recognize that Mr. Benaroya will personally benefit from the adoption of Proposal 4. Nevertheless, the Board believes that the Conversion is appropriate and in the best interests of the shareholders. The objectives of the Replacement Options include a desire to remove the obligation of the Company to make a cash payment upon the exercise of the Cash SARs, and to provide the Company’s President and CEO with an incentive to acquire a proprietary interest in the Company (as opposed to cash compensation provided by the Cash SARs), thereby aligning his interests with the interests of the Company’s shareholders. As the waiver of the Option Limitation and the Grant Termination Provision (which will be deemed to be approved by the Company’s shareholders to the extent such shareholders approve the Conversion) pertain solely to the Conversion, other participants in the Current Plan, including directors, nominees (if elected) and executive officers, do not have an interest in such waivers.

New Plan Benefits

Plan — the Conversion
Name and position	Number of units
Raphael Benaroya — President and CEO (Executive Chairman and Acting CEO during 2012)	600,000 non-qualified stock options under the Current Plan
Guy Paglinco — VP and CFO	0
Kerry Carr — EVP and COO	0
Marc Goldfarb — SVP and General Counsel	0
Richard Schaub — President of LaJobi	0
David Sabin — Former President of Kids Line and CoCaLo	0
Executive Group	600,000 non-qualified stock options under the Current Plan*
Non-Executive Director Group	0
Non-Executive Officer Employee Group	0

*	These represent the Replacement Options to be issued solely to the Company’s President and CEO in the event that the Conversion is approved.

To the extent Proposal 4 is approved by the Company’s shareholders at the 2013 Meeting, the 600,000 Cash SARs granted to Raphael Benaroya will be converted into 600,000 non-qualified stock options (to purchase an aggregate of 600,000 shares of our Common Stock at an exercise price of $1.51 per share) under the Current Plan. However, whether and to what extent such stock options (once vested) will be exercised by Mr. Benaroya is not currently determinable. Under the Current Plan in general, the Plan Committee has the absolute discretion to determine when, to which eligible employees, consultants, officers and/or directors, and in what form and in what amounts, if any, awards will be made thereunder. As a result, the benefits or amounts to be distributed or allocated to any eligible participant (or groups of or all participants) over the life of the Current Plan is not determinable (however, see the table immediately below for a description of grants made to date under the Current Plan to specified persons and groups of persons).

Additional Information Regarding the Current Plan

The following table describes awards granted under the Current Plan to: (1) each of our named executive officers; (2) all of our current executive officers as a group; (3) all of our current directors who are not executive officers as a group; (4) each nominee for election as a director; (5) each associate of any of such directors, executive officers or nominees; and (6) all current employees, including all current officers who are not executive officers, as a group, respectively, since the inception of the Current Plan though May 23, 2013 (as described above, future awards under the Current Plan are discretionary, and are therefore not determinable). Each individual who received at least 5% of any type of award is already included in the table (Messrs. Benaorya, Paglinco, Goldfarb, Schaub, Sabin, Horowitz, Ciampi, Salibello and Zimmerman). The information set forth below does not reflect vesting, exercise, forfeitures or cancellations of awards granted.

Grantee	Options Granted	SARs Granted	Restricted Stock Granted	RSUs Granted
Raphael Benaroya	230,000	629,250	0	5,000
Guy Paglinco	0	74,400	0	24,400
Kerry Carr	0	0	0	0
Marc Goldfarb	0	111,250	0	20,750
Richard Schaub	0	102,500	0	27,500
David Sabin	0	176,250	0	33,750
Current Executive Officers	230,000	1,028,650	0	96,400
Current Non-Executive Directors	120,000	217,500	0	50,000
Mario Ciampi	30,000	43,500	0	10,000
Frederick Horowitz	30,000	43,500	0	10,000
Hugh Rovit	0	43,500	0	10,000
Salvatore Salibello	30,000	43,500	0	10,000
Michael Zimmerman	30,000	43,500	0	10,000
Associates	0	0	0	0
All Employees*	0	279,100	0	70,600

*	This group excludes executive officers. Awards granted under the Current Plan to all employees, including executive officers, are as follows 230,000 options; 1,307,750 SARs; 0 shares of restricted stock; and 167,000 RSUs.

See “Equity Compensation Plan Information” below.

Incorporation by Reference

Our financial statements and other information required by Item 13(a) of Schedule 14A are incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2012, as described below under the caption “Incorporation by Reference”.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the 2013 Meeting (in person or by proxy) is required for approval of Proposal 4, provided that that the total votes cast also represent at least a majority of the voting power required to constitute a quorum at the 2013 Meeting.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR approval of Proposal 4 (other than Mr. Benaroya, who took no part in the decision or recommendation).

PROPOSAL 5

APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN

The Board adopted the Kid Brands, Inc. 2013 Equity Incentive Plan (the “2013 Plan”) on May 22, 2013, subject to approval by the Company’s shareholders. The 2013 Plan is intended to serve as a successor to the Current Plan. The Board believes it is in the best interests of the Company and its shareholders to approve the 2013 Plan in order to permit the Company to continue to attract, retain and incentivize its key employees, consultants and directors. In addition, by approving the material terms of the performance goals under the 2013 Plan, awards which qualify as performance based compensation under the 2013 Plan should be fully deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Shareholder approval of the 2013 Plan will not affect any awards outstanding under the Current Plan at the time of the 2013 Meeting. Should such approval not be obtained, the 2013 Plan will not be implemented. Note that no awards are permitted to be made under the Current Plan as of July 10, 2013 (but see Proposal 4 for a description of a waiver to this provision being requested from our shareholders for the avoidance of doubt in connection with the Conversion). The following summarizes the principal terms of the 2013 Plan. Because it is not a complete description of all of the terms and conditions of the 2013 Plan, this summary is qualified in its entirety by the full text of the 2013 Plan (attached to this Proxy Statement as Appendix C). See the Proposal 4 above for the closing price of a share of the Company’s Common Stock on the New York Stock Exchange on May 23, 2013. The Company intends to file a registration statement under the Securities Act of 1933, as amended, to register the shares to be issued pursuant to the 2013 Plan.

Description of 2013 Plan

Awards

The 2013 Plan provides for awards in any one or a combination of: (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Stock Units, (e) Non-Restricted Stock, and/or (f) Dividend Equivalent Rights. Any award under the 2013 Plan may, as determined by the committee administering the 2013 Plan (the “Plan Committee”) in its sole discretion, constitute a “Performance-Based Award” (an award that qualifies for the performance-based compensation exemption of Section 162(m) of the Code, as is described more fully below). Performance-Based Awards may also be cash-based awards that otherwise comply with such section. All awards granted under the 2013 Plan will be evidenced by a written agreement between the Company and each participant (which need not be identical with respect to each grant or participant) that will provide the terms and conditions, not inconsistent with the requirements of the 2013 Plan, associated with such awards, as determined by the Plan Committee in its sole discretion. Award agreements must be executed by the Company and a participant in order for the award covered by such agreement to be effective.

Stock Options. Stock Options are options to purchase the Common Stock of the Company, that are either: “Incentive Stock Options” (stock options which comply with Section 422 of the Internal Revenue Code of 1986, as amended), or nonqualified stock options (stock options which are not Incentive Stock Options).

Stock Appreciation Rights. A Stock Appreciation Right is a right to receive a payment in cash, Common Stock or a combination thereof, as determined by the Plan Committee, in an amount or value equal to the excess of: (i) the Fair Market Value (as defined below), or other specified valuation (which may not exceed Fair Market Value), of a specified number of shares of Common Stock on the date the right is exercised, over (ii) the Fair Market Value or other specified amount (which may not be less than Fair Market Value) of such shares of Common Stock on the date the right is granted; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value for purposes of the foregoing clause (ii) shall be the Fair Market Value on the date such Stock Option was granted. For purposes of the 2013 Plan, the “Fair Market Value” of a share of Common Stock is, on the date of determination: (i) if the Common Stock is then listed on either the New York Stock Exchange or another national securities exchange, the last sale price of a share of Common Stock reflected on the consolidated tape at the close of the New York Stock Exchange or such other exchange on such date, or if there has been no sale on such day, on the first preceding date on which a sale of Common Stock so occurred; (ii) if the Common Stock is not then listed on any such exchange, but is quoted on an over-the-counter market system then in use (“OTC System”), the last sale price of a share of Common Stock at the close on such OTC System on such date, or if there has been no sale on such day on such OTC System, then the average of the bid and asked prices for a share of Common Stock on the OTC System at the end of such day (provided, that if the Common Stock is then listed on: (A) more than one exchange, (B) more than one OTC system, or (C) at least one exchange and one OTC System, the principal market for such securities, as determined by the Committee in good faith, shall be used); and (iii) if the Common Stock is not then listed on a national securities exchange or an OTC System, the amount determined by the Committee (or in accordance with procedures approved by the Committee) in good faith.

Restricted Stock. Restricted Stock is Common Stock that is subject to restrictions, including risks of forfeiture, determined by the Plan Committee in its sole discretion.

Stock Units. A Stock Unit is a notional account representing a participant’s conditional right to receive at a future date one (1) share of Common Stock or its equivalent in value. Stock Units may be settled in the sole discretion of the Plan Committee: (i) by the distribution of shares of Common Stock equal to the participant’s Stock Units, (ii) by a lump sum payment of an amount in cash equal to the Fair Market Value of the shares of Common Stock which would otherwise be distributed to the participant, or (iii) by a combination of cash and Common Stock.

Non-Restricted Stock. Non-Restricted Stock is Common Stock that is not Restricted Stock.

Dividend Equivalent Rights. A Dividend Equivalent Right is the right of a participant to receive the equivalent value (either in cash or Common Stock) of all or any specified portion of any regular cash dividends that would have been paid on a specified number of shares of Common Stock if such number of shares of Common Stock had been delivered to such participant pursuant to an award. Dividend Equivalent Rights may be settled in cash, shares of Common Stock, or a combination thereof, in a single installment or multiple installments, as determined by the Committee in its sole discretion.

Reserved Shares

A total of 2,500,000 shares of Common Stock have been made available for issuance with respect to awards under the 2013 Plan, which shall consist of authorized but unissued shares of Common Stock or shares of Common Stock held in treasury. In connection with the grant of a stock option or stock appreciation right, the number of shares of Common Stock available for issuance under the 2013 Plan shall be reduced by the number of shares in respect of which such option or stock appreciation right award is granted or denominated. If full value awards (i.e., awards other than stock options or stock appreciation rights) are granted, each full value award shall reduce the total number of shares available for issuance under the 2013 Plan by 1.45 shares of Common Stock for each share of Common Stock in respect of which such full value award is granted. In the event all or a portion of an award is forfeited, terminated or cancelled, expires, is settled for cash, or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to the award in connection with the exercise or settlement of such award (“Unissued Shares”), such Unissued Shares will in each case again be available for awards under the 2013 Plan, provided that to the extent any such expired, canceled, forfeited or otherwise terminated award (or portion thereof) was a full value award, the number of shares of Common Stock that may again be the subject of options or other awards granted under the 2013 Plan shall increase by 1.45 shares of Common Stock for each share of Common Stock in respect of which such full value award was granted. Further, shares that are withheld by or otherwise tendered to the Company to satisfy a participant’s withholding obligation or to pay the relevant exercise price shall not again be available for issuance under the 2013 Plan.

Participants

Participants are officers (including directors), non-employee (outside) directors, employees and specified consultants of the Company or any of its subsidiaries selected by the Plan Committee in its sole discretion to receive an award under the 2013 Plan. Currently, approximately 310 employees (including 7 executive officers), all outside directors (currently 5 individuals) and an indeterminate number of consultants are eligible to participate in the 2013 Plan. Incentive Stock Options may not be awarded to participants who are not employees of the Company.

Administration of the Plan

The Plan Committee shall be a committee comprised of at least two (2) directors, each of whom shall be, to the extent applicable, an “outside director” within the meaning of Section 162(m) of the Code. In the absence of a contrary appointment by the Board, the Plan Committee shall be the Compensation Committee, except regarding awards to outside directors, with respect to whom the Board shall act as the Plan Committee, and except regarding awards to the Company’s executive officers, with respect to whom the Board and the Compensation Committee shall each act as the Plan Committee. The Plan Committee, subject to the limitations set forth in the 2013 Plan, shall have absolute discretion and authority: (i) to make and administer grants under the 2013 Plan (including to determine the form, amount and other terms and conditions of awards granted, and to waive, amend or modify conditions initially established for grants, including to accelerate vesting and to extend or limit the exercisability of grants, except as specifically restricted by the 2013 Plan), (ii) to determine when and to which individuals awards will be granted, (iii) to determine whether, to what extent and under what circumstances awards may be settled, paid or exercised in cash, Common Stock or other property, or canceled, forfeited or suspended, (iv) to determine the terms and provisions of any award agreement and any amendment of such award agreement, and (v) to establish, amend, waive and/or rescind any rules and regulations as it deems necessary for the proper administration of the 2013 Plan, including to make such determinations and interpretations and to take such actions in connection with the 2013 Plan and any awards granted thereunder as it deems necessary or advisable to carry out its purposes.

Grant Date

The grant date shall mean the date designated by the Plan Committee as the date of an award under the 2013 Plan, which shall not be earlier than the date the Committee authorizes (by resolution or written action) the grant of such award, notwithstanding the date of any award agreement evidencing such award. In the absence of a designated date or fixed method of computing such date being specifically set forth in the Plan Committee’s resolution, then the date of grant shall be the date of the Plan Committee’s resolution or action.

Limitations on Grants

Grants under the 2013 Plan can be made to any eligible individual at the discretion of the Plan Committee at any time. No participant shall be granted stock options and/or SARs for the purchase of more than an aggregate of 750,000 shares of Common Stock in any Plan year. Grants of Incentive Stock Options are subject to an aggregate 500,000 shares limit. In the case of Incentive Stock Options, the aggregate fair market value (as of the date of grant) of all shares of Common Stock underlying any grant of Incentive Stock Options, however made, that become exercisable by a participant during any calendar year may not exceed $100,000 (options granted in excess of this amount shall not be treated as Incentive Stock Options). Grants of Incentive Stock Options are subject to other restrictions set forth in the 2013 Plan.

Vesting, Term and Acceleration Provisions

Stock Options.

Each Stock Option will be subject to such terms and conditions, including vesting, as the Plan Committee may determine from time to time in its discretion, provided that no Stock Option shall be exercisable later than 10 years from the date of grant (5 years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder (generally a participant who owns more than 10% of our voting power)). Notwithstanding the foregoing, unless otherwise provided in the award agreement relating to such award, each Stock Option shall vest and become exercisable ratably over five years (20% per year), commencing on the first anniversary of the date of grant, and shall continue to be exercisable for a period of 10 years from the date of grant.

Unless otherwise provided in the award agreement governing such Stock Options (other than with respect to awards of Stock Options to outside directors, which is discussed in the following paragraph), (i) upon Disability (as defined in the 2013 Plan) or death, all unexercised options vest, and may be exercised for up to one year or the remaining term of the Stock Option, if earlier; and (ii) if a participant’s employment is terminated for any other reason, all unexercised Stock Options are cancelled as of the termination date; provided however, if a participant’s employment is terminated for reasons other than Cause (as defined in the 2013 Plan), vested unexercised Stock Options may be exercised within 90 days of termination, or the remaining term of the Stock Option, if earlier, and if a participant retires (as defined in the Company’s 401(k) Plan), vested unexercised Stock Options may be exercised within one year of such retirement, or the remaining term of the Stock Option, if earlier.

With respect to awards of Stock Options to outside directors, unless otherwise provided in the award agreement governing such Stock Options, in the event of the death or Disability (as defined in the 2013 Plan) of a participant while serving as a member of the Board, all unexercised options vest, and may be exercised for up to one year or the remaining term of the Stock Option, if earlier; if a participant ceases to serve as a member of the Board for any other reason, vested options shall be exercisable for a period of 90 days following termination, or the remaining term of the Stock Option, if earlier.

Stock Appreciation Rights. Each Stock Appreciation Right shall be subject to such terms and conditions, including vesting, as the Plan Committee determines in its sole discretion; provided, however, that if a Stock Appreciation Right is granted in tandem with a Stock Option, the Stock Appreciation Right shall become exercisable and shall expire in the same manner as the corresponding Stock Option, unless otherwise determined by the Plan Committee, and provided further, that if a Stock Appreciation Right is granted in tandem with an Incentive Stock Option, such Stock Appreciation Right shall be exercisable only if the Fair Market Value of a share of Common Stock on the date of exercise exceeds the exercise price of the related Incentive Stock Option. Stock Appreciation Rights will be exercisable at such time or times as shall be determined by the Plan Committee in its sole discretion; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten (10) years after the date of grant. Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances determined by the Plan Committee in its sole discretion.

Restricted Stock Awards. Awards of Restricted Stock may be subject to such restrictions, terms and conditions as the Plan Committee determines in its sole discretion, including a requirement of a cash or other payment therefore in whole or in part. Notwithstanding the foregoing, unless otherwise provided in the award agreement relating to the award of Restricted Stock, such awards will vest ratably over five years (20% per year), beginning on the first anniversary of the date of grant, and upon vesting, shall not be subject to any further restrictions. The Plan Committee may, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any or all of such restrictions. Unless otherwise provided in an agreement governing the award, upon a participant’s termination of employment for any reason (not including an authorized leave of absence) all non-vested restricted stock is forfeited, except in the event of Disability (as defined in the 2013 Plan) or death, in which case all restrictions lapse as of the date of the relevant event. A holder of restricted stock has all rights of a shareholder with respect to such stock, including the right to vote and to receive dividends thereon, except as otherwise provided in the award agreement relating to such award.

Stock Units. Stock Units may be subject to such terms and conditions including, but not limited to, vesting, acceleration of vesting and forfeiture as the Plan Committee determines in its sole discretion.

Dividend Equivalent Rights. Dividend Equivalent Rights may be granted in tandem with another award or as a separate award. The terms and conditions applicable to each Dividend Equivalent Right, including vesting, risks of forfeiture and other restrictions, shall be determined by the Plan Committee in its sole discretion. Amounts payable in respect of Dividend Equivalent Rights may be paid currently or withheld until the lapsing of any applicable restrictions thereon or until the vesting, exercise, payment, settlement or other lapse of restrictions on the award to which the Dividend Equivalent Rights relate.

Exercise Price

Each Stock Option granted under the 2013 Plan will have a per-share exercise price as the Plan Committee determines on the date of grant, but not less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant (or 110% of Fair Market Value in the case of a grant of an Incentive Stock Option to a Ten Percent Stockholder).

Adjustments

In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of a dissolution or liquidation of the Company, sale of all or substantially all of the assets of the Company, mergers, consolidations or combinations with or into any other entity if the Company is the surviving entity, stock or extraordinary dividends, stock splits, reverse stock splits, stock combinations, rights offerings, statutory share exchanges involving capital stock of the Company, reorganizations, recapitalizations, reclassifications, exchanges, spin-offs, dividends in kind, or other relevant changes in capitalization, awards granted under the 2013 Plan and any award agreements, the maximum number of shares of Common Stock deliverable under the 2013 Plan and with respect to Incentive Stock Options, and/or the maximum number of shares of Common Stock with respect to which Stock Options and/or stock appreciation rights may be granted to or measured with respect to any one person under the 2013 Plan shall be subject to adjustment or substitution, as determined by the Plan Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards, and any and all other matters deemed appropriate by the Plan Committee, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to any award hereunder, or as otherwise determined by the Plan Committee to be equitable.

Outstanding awards and award agreements, and the maximum number of shares of Common Stock with respect to which Stock Options and/or stock appreciation rights may be granted to or measured with respect to any one person during any period, shall be subject to adjustment or substitution, as determined by the Plan Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards, and any and all other matters deemed appropriate by the Plan Committee, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to any award hereunder, or as otherwise determined by the Plan Committee to be equitable, in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants, or which otherwise warrants equitable adjustment in the sole discretion of the Plan Committee because it interferes with the intended operation of the Plan.

In connection with a Business Combination (as defined in the 2013 Plan), the Plan Committee, in its sole discretion, may provide for: (i) the continuation of the 2013 Plan and/or the assumption of the awards granted thereunder by a successor corporation (or a parent or subsidiary thereof), (ii) the substitution for such awards of new awards covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kind of shares and exercise prices, (iii) upon advance notice from the Plan Committee to the affected participants, the acceleration of the vesting, settlement and/or exercise period pertaining to any award hereunder, or (iv) upon advance notice from the Plan Committee to the affected participants, (x) the cancellation of any outstanding awards that are then exercisable or vested and the payment to the holders thereof, in cash or stock, or any combination thereof, of the value of such awards based upon the price per share of stock received or to be received by other stockholders of the Company in connection with the Business Combination, and (y) the cancellation of any awards that are not then exercisable or vested. In the event of any continuation, assumption or substitution contemplated by the foregoing clauses, the 2013 Plan and/or such awards shall continue in the manner and under the terms so provided.

Transferability

Each award granted under the 2013 Plan (other than Non-Restricted Stock Awards and Restricted Stock Awards with respect to which all restrictions have lapsed) shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during a participant’s lifetime, only by such participant. Notwithstanding the foregoing, the Plan Committee in its sole discretion may permit the transferability of an award (other than an Incentive Stock Option) by a participant to specified members of such participant’s family or trusts for the benefit of such persons, or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the grant of the award.

Additional Limitations

The grant of any award under the 2013 Plan may also be subject to such other provisions as the Plan Committee in its sole discretion determines appropriate, including, without limitation, provisions for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of award, provisions for the acceleration of exercisability or vesting of awards (subject to the provisions of the 2013 Plan), provisions to comply with federal and state securities laws, or conditions as to the participant’s employment in addition to those specifically provided for under the 2013 Plan. Participants may be required to comply with any timing or other restrictions with respect to the payment, settlement or exercise of an award, including a window-period limitation, as may be imposed in the sole discretion of the Plan Committee.

Amendment, Termination and Duration of the 2013 Plan

The Plan Committee may at any time: (i) amend, modify, terminate or suspend the 2013 Plan, and (ii) alter or amend any or all award agreements to the extent permitted by the 2013 Plan and applicable law. Amendments of the 2013 Plan are subject to the approval of the shareholders of the Company only as required by applicable law, regulation or stock exchange requirement. No amendment to the 2013 Plan or an award agreement thereunder which reduces the exercise price of a stock option or a stock appreciation right shall be effective unless it is approved by the Company’s shareholders. The 2013 Plan shall remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever is latest to occur, or the 2013 Plan is earlier terminated by the Plan Committee. No awards may be granted under the 2013 Plan after the fifth anniversary of its effective date.

Performance Based Compensation – Section 162(m)

Under Section 162(m) of the Code, publicly held corporations are generally prohibited from deducting compensation in excess of $1 million per year paid to their “covered employees”. Covered employees are defined as the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). Although Section 162(m) generally imposes a limit on the deductibility of compensation paid to covered employees in excess of $1,000,000, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to this $1.0 million limit. One of the requirements that must be satisfied to qualify as “performance-based” compensation under Section 162(m) of the Code is that the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by the Company’s shareholders. The material terms of the performance goals include the employees eligible to receive compensation under the 2013 Plan, a description of the business criteria on which the performance goals are based and the maximum amount of compensation that can paid to any employee under the 2013 Plan. Such performance goals must be reapproved by the Company’s shareholders once every five years or, if earlier, following a change of the material terms of the performance goals under the 2013 Plan. Thus, in addition to approving the 2013 Plan, the Company’s shareholders are being asked to approve the materials terms of the performance goals under the 2013 Plan. Shareholder approval of the performance goals under the 2013 Plan will provide additional flexibility to grant awards under the 2013 Plan that qualify as “performance-based” compensation under Section 162(m) of the Code. Notwithstanding the foregoing, the Company retains the ability to grant awards under the 2013 Plan that do not qualify as “performance-based” compensation under Section 162(m) of the Code.

The business criteria for any award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code will be any one or more of the following business criteria, either individually or in any combination: (i) net earnings; (ii) earnings per share; (iii) revenues; (iv) sales; (v) operating income; (vi) earnings before interest and taxes (EBIT); (vii) earnings before interest, taxes, depreciation and amortization (EBITDA); (viii) segment profit, as defined in the Company’s financial statements; (ix) achievement of working capital targets; (x) return on equity; (xi) return on capital or return on assets; (xii) expenses or expense ratios; (xiii) cash flow, free cash flow, cash flow return on investment, net cash provided by operations, or economic profit created; (xiv) market price per share; (xv) total return to stockholders, and (xvi) specific strategic or operational business criteria, including market penetration, geographic expansion, new concept development goals, new products, new projects or new ventures, customer satisfaction, staffing, training and development goals, goals relating to acquisitions, divestitures, affiliates and joint ventures. Performance criteria may be measured on a consolidated basis, by department, group or business unit, or for specified subsidiaries of the Company. No participant may receive a performance award in excess of $2.0 million during any three (3) year period. Performance awards may be settled in cash or shares. The individuals who are eligible to participate in the 2013 Plan are described above under the “Participants” section of the “Description of the 2013 Plan”.

With respect to any Performance-Based Awards, the Plan Committee may, in its sole discretion, within the time and subject to the limitations prescribed by Section 162(m) of the Code, adjust or modify the calculation of performance goals in order to prevent the dilution or enlargement of the rights of any participant with respect to such Performance-Based Award: (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (b) in recognition of, or in anticipation of, any other unusual or nonrecurring event affecting the Company or the financial statements of the Company, or (c) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions. Notwithstanding the foregoing, after establishment of a performance goal, the Plan Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal or otherwise exercise discretion to increase any amount payable in respect of a Performance-Based Award; provided that the Plan Committee may reduce or eliminate the number of shares of Common Stock or cash granted, vested or payable upon the attainment of such performance goal.

U.S. Federal Income Tax Consequences of the 2013 Plan

The following is a summary of the current U.S. Federal income tax rules relating to awards under the 2013 Plan.

Incentive Stock Options. An incentive stock option results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised. On exercise, however, any excess of the fair market value of the shares acquired over the exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received following an exercise for at least two years from the date of the grant and one year from the date of exercise (the “Required Holding Period”), the gain or loss realized on disposition of the stock will be long-term capital gain or loss. We will not be entitled to a tax deduction with respect to the incentive option or any shares issued pursuant to the optionee’s exercise of an incentive option under these circumstances. If the shares are disposed of prior to the expiration of the Required Holding Period (i.e., a “disqualifying disposition”), the optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares, upon exercise over the exercise price (or, if less, the excess of the amount realized upon disposition over the exercise price). Any excess will be capital gain. In such case, the Company will be entitled to a deduction, in the year of disposition, equal to the amount of ordinary income recognized by the optionee. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the exercise price, plus any amount includible in his or her income.

Nonqualified Stock Options. A nonqualified stock option does not result in income at the time of grant. On exercise, an optionee will realize ordinary income in an amount equal to the difference between the exercise price and the then fair market value of the shares. The Company generally will receive a deduction equal to the amount of income recognized by the optionee.

The optionee’s basis in such shares is equal to the sum of the exercise price plus the ordinary income he or she recognizes. Any gain (or loss) upon subsequent disposition of the shares will be long-term or short-term gain (or loss), depending upon the period shares are held.

If a nonqualified stock option is exercised by tendering previously owned shares of the Company’s Common Stock in payment of the exercise price, instead of the treatment described above, a number of new shares equal to the number of tendered shares will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such new shares will be the same as they were in the tendered shares. The optionee will recognize ordinary income equal to the fair market value of any new shares received in excess of the number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such income, and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights. The recipient of a stand-alone Stock Appreciation Right (“SAR”) generally recognizes no income on the grant date but will recognize ordinary income when the SAR is paid in an amount equal to the appreciation in the underlying security from the grant date. The result is the same if the grantee receives common stock in payment. Upon the settlement of a SAR, the Company is generally entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize.

Other Awards. The current tax consequences of other awards authorized under the 2013 Plan are generally as follows: (i) the recipient of a restricted stock award generally must recognize ordinary income equal to the value of any shares (in excess of any amount paid) as the restrictions lapse; provided however, that the recipient may elect to make a “Section 83(b) election” in which case the value of the shares (in excess of any amount paid) is taxable as ordinary income in the year the award is made, and any future gain on disposition will be capital in nature; (ii) stock unit grantees generally recognize ordinary income tax at the time of payment equal to the value of the underlying shares; and (iii) a recipient of unrestricted stock generally must recognize the value of the shares as ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Section 409A. Deferred compensation plans that do not comply with Section 409A of the Internal Revenue Code can subject the recipient to an acceleration of income inclusion, an excise tax and interest. Complying with Section 409A requires satisfaction of a number of requirements, including the timing of elections to defer compensation, distribution events and funding. The Plan Committee intends that awards granted under the 2013 Plan will comply with or be exempt from Section 409A of the Code, however the Company makes no representations or warranties to that effect.

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States. The grant and exercise of stock options and other awards under the 2013 Plan to non-employee directors and to employees outside the United States may be taxed on a different basis.

Interest of Certain Persons in the 2013 Plan

Shareholders should recognize that directors, nominees (if elected) and executive officers will personally benefit from the adoption of the 2013 Plan and the securities granted thereunder and, therefore, such directors’ and executive officers’ interests may conflict with the interest of the shareholders. Nevertheless, the Board believes that, in addition to assisting the Company in being able to attract and retain the services of high quality individuals as directors, executive officers and other key employees, the adoption of the 2013 Plan and the grant of securities thereunder will provide an incentive to such persons to acquire a proprietary interest in the Company and to align the interests of such persons with the shareholders. See the Compensation Discussion and Analysis above.

New Plan Benefits

Under the 2013 Plan, the Plan Committee has the absolute discretion to determine when, to which eligible employees, consultants, officers and/or directors, and in what form and in what amounts, if any, awards will be made thereunder (subject to certain limitations set forth in the 2013 Plan). As a result of the foregoing, the benefits or amounts to be distributed or allocated to any eligible participant (or groups of or all participants) over the life of the 2013 Plan is not determinable (although it is the current intention of the Board to make annual awards to specified Non-Employee Directors on the date of the Annual Meeting of Shareholders, such intention may change, the form and amount of such awards is discretionary, the number of Non-Employee Directors may vary, and a sufficient number of shares may not remain available over the life of the 2013 Plan to make such grants in some or all relevant years).

Even if the 2013 Plan had been in effect for the year ended December 31, 2012, because the Plan Committee has the discretion to determine when, to which eligible employees, consultants, officers and/or directors, and in what amounts, if any, awards will be made thereunder (subject to certain limitations set forth in the 2013 Plan), the benefits or amounts to be distributed or allocated to any eligible participant (or groups of or all participants) during 2012 is not determinable, other than with respect to the Non-Employee Director group, which would have received awards under 2013 Plan (the form of which cannot be determined) with an aggregate value of approximately $102,225, or $20,445 per Non-Employee Director (consistent with the Board’s determinations for Non-Employee Directors in 2012).

With respect to 2012, SARs and RSUs were granted under the Current Plan to the Named Executive Officers as set forth in the table captioned “2012 Grants of Plan-Based Awards”. A total of 470,634 stock appreciation rights, and 32,500 RSUs were awarded to all executive officers as a group in 2012 (26,000 SARs and 8,750 RSUs granted to Mr. Sabin under the Current Plan in 2012 were forfeited in connection with his resignation); a total of 433,131 stock appreciation rights and a total of 69,750 RSUs were granted to employees other than executive officers as a group in 2012; and a total of 71,250 stock appreciation rights and 25,000 RSUs were granted to Non-Employee Directors as a group in 2012.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the 2013 Meeting (in person or by proxy) is required for approval of Proposal 5, provided that that the total votes cast also represent at least a majority of the voting power required to constitute a quorum at the 2013 Meeting.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” approval of the 2013 Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information, as of December 31, 2012, regarding compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance:

Number of
securities
	Number of			remaining available
	securities to be		Weighted-average	for future issuance
	issued upon		exercise	under equity
	exercise of		price of	compensation plans
	outstanding		outstanding	(excluding
	options, warrants		options, warrants	securities reflected
	and rights		and rights	in column (a)
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	1,339,945	(2)	$7.08	1,131,134	(3)
Equity compensation plans not approved by security holders	597,015	(4)(5)	$1.34	—

Total	1,936,960		$5.31	1,131,134

(1)	The plans are the Company’s Equity Incentive Plan (the “Current Plan”); 2004 Stock Option, Restricted and Non-Restricted Stock Plan (“2004 Option Plan”); and 2009 Employee Stock Purchase Plan (“2009 ESPP”).
(2)	Includes securities to be issued upon the exercise of stock options issued under the Current Plan and the 2004 Option Plan, and, to the extent settled in Common Stock, upon the exercise of stock appreciation rights (“SARs”) issued under the Current Plan (such SARs may be settled in stock, cash, or a combination of both as determined by the Compensation Committee in its sole discretion), in each case outstanding as of December 31, 2012. Excludes 700,000 SARs issued under the Current Plan after December 31, 2012 (600,000 of which are exercisable solely for cash, and 50,000 of which were subsequently forfeited) and includes 67,330 SARs forfeited/cancelled after December 31, 2012. Excludes 200,000 incentive stock options issued under the Current Plan after December 31, 2012, and includes 8,900 options that were forfeited/cancelled after December 31, 2012. Excludes a total of: (i) 193,250 Restricted Stock Units (“RSUs”) outstanding as of December 31, 2012; and (ii) 14,450 RSUs forfeited/cancelled after December 31, 2012, which in each case are not subject to an exercise price (and with respect to RSUs, may also be settled in stock, cash, or a combination of both as determined by the Compensation Committee in its sole discretion).

(3)	The Current Plan was approved by the shareholders of the Company at the Annual Meeting of Shareholders on July 10, 2008. On such date, the Current Plan became effective and the 2004 Option Plan terminated (and no further awards could be made thereunder). A total of 1,131,134 shares of Common Stock remained available as of December 31, 2012 that may be subject to, delivered in connection with, and/or available for awards under the Current Plan (which awards may be in the form of stock options, stock appreciation rights, restricted stock, stock units, non-restricted stock, dividend equivalent rights or any combination of the foregoing). Note that in connection with the grant of a stock option or other award (other than a full value award, as defined in the Current Plan), the number of shares of Common Stock available for issuance under the Current Plan will be reduced by the number of shares in respect of which such option or other than full-value award is granted or denominated. If full value awards are granted, each full value award will reduce the total number of shares available for issuance under the Current Plan by 1.45 shares of Common Stock for each share of Common Stock in respect of which such full value award is granted. In the event all or a portion of an award is forfeited, terminated or cancelled, expires, is settled for cash, or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to the award in connection with the exercise or settlement of such award (“Unissued Shares”), such Unissued Shares will in each case again be available for awards under the Current Plan, provided that to the extent any such expired, canceled, forfeited, or otherwise terminated award (or portion thereof) was a full value award, the number of shares of Common Stock that may again be the subject of options or other awards granted under the Current Plan shall increase by 1.45 shares of Common Stock for each share of Common Stock in respect of which such full value award was granted. The preceding sentence applies to any awards outstanding on the effective date of the Current Plan under the 2004 Option Plan, up to a maximum of an additional 1,750,000 shares. On July 10, 2008, the shareholders of the Company approved the 2009 ESPP, which became effective as of January 1, 2009. As of such date, an aggregate of 200,000 shares of Common Stock became available for issuance under such plan. At December 31, 2012, 6,663 shares were available for issuance under the 2009 ESPP, however, the 2009 ESPP was suspended for the 2012 and 2013 calendar years. Excludes 600,000 SARs exercisable solely for cash and includes 200,000 incentive stock options granted under the Current Plan subsequent to December 31, 2012.
(4)	Consists of an inducement grant (outside of the Company’s Current Plan, as a result of the limited number of shares remaining available for grant thereunder) of 373,134 SARs to Kerry Carr, the Company’s Executive Vice President and Chief Operating Officer, and 223,881 SARs to Renee Pepys Lowe, the President of Kids Line and CoCaLo, each with an exercise price of $1.34 per share (collectively, the “SARs”). The SARs may be settled in cash, Common Stock, or a combination of both, in the sole discretion of the Compensation Committee of the Board, and are generally exercisable for a period of ten years from the date of grant. The SARs vest at a rate of 20% per year commencing on the first anniversary of the date of grant. In the event of disability or death of Ms. Carr or Ms. Pepys Lowe, as applicable, while in the employ of the Company, all unexercised SARs will be deemed vested and may be exercised for up to one year (or the exercise period, if shorter) after such event. If Ms. Carr or Ms. Pepys Lowe, as applicable, retires, vested unexercised SARs may be exercised within one year of such retirement or the remaining term of the grant, if earlier. If Ms. Carr’s or Ms. Pepys Lowe’s employment, as applicable, is terminated for any other reason, any unexercised SARs will be cancelled and deemed terminated immediately, except that if the individual’s employment is terminated by the Company for other than Cause (as defined in the relevant individual’s employment agreement), all unexercised SARs, to the extent vested, may be exercised within 90 days of the date of such event (or the exercise period, if shorter). In addition, with respect to Ms. Carr’s SARs, in the event of a specified change in control, if any unexercised SARs are not assumed or converted into comparable awards with respect to the stock of the acquiring or successor company (or parent thereof), then immediately prior to such change of control, each such SAR, whether or not previously vested, will be converted into the right to receive cash, or at the election of Ms. Carr, consideration in a form that is pari passu with the form of the consideration payable to the Company’s shareholders in exchange for their shares (less any applicable exercise price). Any award that is not assumed or converted as described above may be canceled at the time of the change of control for no consideration if its per share exercise price is greater than such per share fair market value of the Company’s Common Stock. In addition, if Ms. Carr’s employment is terminated by the Company without Cause or by Ms. Carr for Good Reason (as defined in her employment agreement with the Company) within nine months following such change of control, her SARs will immediately vest, and remain exercisable for the remainder of their term. The table excludes 200,000 inducement stock options granted outside of the Current Plan after December 31, 2012 and described in footnote 5.

(5)	Excludes 200,000 non-qualified stock options (the “Inducement Options”) granted to Mr. Benaroya upon the commencement of his employment with the Company as President and CEO outside of the Current Plan. The Inducement Options have an exercise price equal to the closing price of the Company’s Common Stock on the New York Stock Exchange on March 15, 2013, the date of grant, are immediately exercisable and will generally be exercisable for a period of ten years. If the employment of Mr. Benaroya is terminated by the Company for Cause (as defined in the employment agreement), any unexercised Inducement Options shall generally remain exercisable for a period of 30 open trading window days following such termination (subject to extension to the extent the Company’s insider trading policy or applicable law prohibits their exercise or the sale of the underlying shares at the end of such period). If the employment of Mr. Benaroya is terminated by Mr. Benaroya without Good Reason (as defined in the employment agreement), any unexercised Inducement Options shall be exercisable for a period of six months following the termination, or, if later, until the 30th open trading window day following such termination (subject to extension as described above). Notwithstanding the foregoing, in no event shall any Inducement Options be exercisable after the expiration of their term. If the Company terminates the employment of Mr. Benaroya without Cause or he terminates his employment for Good Reason, or if the termination of the employment of Mr. Benaroya occurs as a result of the expiration of his employment agreement at the end of its term, any unexercised Inducement Options will remain exercisable in accordance with their terms. If the employment of Mr. Benaroya is terminated as a result of his death or Disability (as defined in the employment agreement), any unexercised Inducement Options will remain exercisable for the shorter of one year following the date of termination and the remainder of their terms. If Mr. Benaroya’s employment is terminated by the Company without Cause or by Mr. Benaroya for Good Reason at any time on or after, or within six months before the occurrence of a Change of Control (as defined in the employment agreement), and if any unexercised Inducement Options are not assumed or converted into comparable awards with respect to the stock of the acquiring or successor company (or parent thereof), then immediately prior to such Change of Control, any unexercised Inducement Options will be converted into the right to receive cash or, at the election of Mr. Benaroya, consideration in a form that is pari passu with the form of the consideration payable to the Company’s shareholders in exchange for their shares, in an amount or having a value equal to the product of: (i) the per share fair market value of the Company’s Common Stock (based upon the consideration payable to the Company’s shareholders), less, if applicable, the per share exercise price of such Inducement Options, multiplied by (ii) the number of shares of the Company’s Common Stock covered by the unexercised Inducement Options. Any Inducement Options not assumed or converted (as described above) may be canceled at the time of the Change of Control for no consideration if the relevant per share exercise price is greater than the per share fair market value of the Company’s Common Stock (determined with regard to all per share consideration, including the value of any contingent and/or deferred consideration payable in the Change of Control transaction).

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee, which are set forth in its charter, include assisting the Board of Directors in its oversight of the Company’s financial reporting process (a link to the current Audit Committee charter can be found on the Company’s website located at www.kidbrands.com by clicking on the “Investor Relations” tab and then clicking on “Corporate Governance”). In this context, the Audit Committee has separately reviewed and discussed the audited financial statements of the Company with management and the Company’s independent registered public accounting firm. The Audit Committee has discussed with the Company’s independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence.

Based upon the Audit Committee’s review and discussions reported above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and Amendment No. 1 thereto, for filing with the SEC.

The Audit Committee has determined that the provision of non-audit services by KPMG, the Company’s independent registered public accounting firm for 2012, is compatible with maintaining such firm’s independence.

Kid Brands, Inc. Audit Committee

Salvatore Salibello, Frederick Horowitz and Hugh R. Rovit

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG has served as the Company’s independent registered public accounting firm for fiscal years from 2002 through 2012. The Audit Committee has selected KPMG as the Company’s independent registered public accounting firm for fiscal year 2013. It is expected that representatives of KPMG will be present at the 2013 Meeting to respond to appropriate questions and, if they so desire, to make a statement.

AUDIT FEES

The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2012 (including the reviews of the financial statements included in the Company’s Forms 10-Q for the year ended December 31, 2012, and services that are normally provided in connection with statutory and regulatory filings for such fiscal year) were $699,425. The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2011 (including services related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and the reviews of the financial statements included in the Company’s Forms 10-Q for the year ended December 31, 2011, and services that are normally provided in connection with statutory and regulatory filings for such fiscal year, as well as the restatement of specified historical financial statements) were $1,010,373.

AUDIT-RELATED FEES

The aggregate fees billed by KPMG for services that are reasonably related to the performance of the audit of the Company’s financial statements that are not already reported above under the caption “Audit Fees” totaled $8,000 for the year ended December 31, 2012, and $26,000 for the year ended December 31, 2011, which fees were billed in 2012 for a debt compliance report, as required by the Company’s senior lender, and in 2011 for an employee benefit plan audit.

TAX FEES

The aggregate fees billed by KPMG for professional services for tax advisory services totaled $2,875 for the year ended December 31, 2012 and $0 for the year ended December 31, 2011.

ALL OTHER FEES

Other than as set forth above under the captions “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” there were no other services rendered or fees billed by KPMG for the year ended December 31, 2012 or 2011.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Under its charter, the Audit Committee has the sole authority to retain and replace the Company’s independent registered public accounting firm, and to approve, in advance, all audit engagement fees and terms, as well as all non-audit engagements permitted by law with the independent registered public accounting firm. Each of the individual engagements for the services described above under the captions “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” for the fiscal years ended December 31, 2012 and 2011 were approved by the Audit Committee in advance of the engagement of KPMG for any such services in accordance with the provisions of Regulation S-X Rule 2-01(c)(7)(i)(A).

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of May 23, 2013, the shares of Common Stock beneficially owned by each director of the Company, each named executive officer of the Company and by all directors and executive officers of the Company as a group. None of the shares of Common Stock beneficially owned by directors as set forth in the table below constitute directors’ qualifying shares nor have any of the shares set forth in the table below been pledged as security.

Name of Director, Officer or Identity of Group	Shares of Common Stock Beneficially Owned (1)(14)		Shares of Common Stock Acquirable Within 60 days (2)(14)		Total Shares of Common Stock Beneficially Owned (14)	% of Outstanding Common Stock
Raphael Benaroya	296,278	(3)	319,000	(4)	615,278	2.8%
Kerry Carr	—		—	(5)	—	N/A
Mario Ciampi	62,640	(6)	39,000	(8)	101,640	*
Marc S. Goldfarb (7)	31,423		44,700		76,123	*
Frederick Horowitz	1,000		54,000	(8)	55,000	*
Hugh R. Rovit	1,000		—	(9)	1,000	*
Guy Paglinco (10)	58,925		10,000		68,925	*
David C. Sabin (11)	5,000		—		5,000	*
Salvatore Salibello	6,000		54,000	(8)	60,000	*
Richard F. Schaub, Jr. (12)	7,500		—		7,500	*
Michael Zimmerman (13)	4,462,373		54,000	(8)	4,516,373	20.6%
All directors and officers as a group (12 persons**)	4,928,889		574,700		5,503,589	24.5%

*	Less than 1%.
**	Does not include David Sabin, who resigned from the Company in September of 2012, and includes Dean Robinson, an executive officer not otherwise included in the chart.
(1)	Each individual has the sole power to vote and dispose of the shares of Common Stock set forth in the table, except as provided in footnote 13 below.
(2)	Consists of shares subject to stock options granted by the Company that are currently vested and therefore exercisable within 60 days of May 23, 2013 (no unvested stock options are currently scheduled to vest within such time period). In the remainder of the footnotes below, where equity grants are described as “not exercisable within 60 days of May 23, 2013”, or “not scheduled to vest within 60 days of May 23, 2013”, such grants are not currently scheduled to vest and/or be settled within such time period, without taking into account any vesting acceleration provisions described in “Grants Under the 2004 Plan” and “Grants Under the Current Plan” following the footnotes to the “2012 Outstanding Equity Awards at Fiscal Year End” table above, or triggered under specified circumstances under any NEO’s individual arrangements with the Company.
(3)	Excludes 315 shares owned by Mr. Benaroya’s wife, of which Mr. Benaroya disclaims beneficial ownership.
(4)	Excludes: (i) 156,000 options not exercisable within 60 days of May 23, 2013; (ii) 29,250 SARs (8,850 of which are currently vested, 5,850 of which are scheduled to vest within 60 days of May 23, 2013, and the remainder of which are not scheduled to vest within 60 days of May 23, 2013) and 4,000 RSUs (1,000 of which are scheduled to vest within 60 days of May 23, 2013), which, in each case, when vested and exercised/settled, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Benaroya; and (iii) 600,000 SARs (31,250 of which are currently vested, 31,250 of which are scheduled to vest within 60 days of May 23, 2013, and the remainder of which are not scheduled to vest within 60 days of May 23, 2013, all of which, when vested and exercised, may be settled solely for cash, unless shareholder approval for the conversion of all such unexercised SARs into stock options (on a one-for-one basis) is obtained at the Company’s next annual meeting of shareholders.
(5)	Excludes 373,134 SARs, none of which are scheduled to vest within 60 days of May 23, 2013, which, when vested and exercised, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Ms. Carr.
(6)	Of the number of shares listed, 61,640 are owned by PrenKid, LLC, a limited liability company owned 50% by Mr. Ciampi and 50% by Mr. Zimmerman.

(7)	Excludes: (i) 11,800 RSUs not scheduled to vest within 60 days of May 23, 2013, which such RSUs, when vested, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, and not at the election of Mr. Goldfarb; and (ii) 111,250 SARs (66,250 of which are vested and the remainder of which are not scheduled to vest within 60 days of May 23, 2013), which, when vested and exercised, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, and not at the election of Mr. Goldfarb.
(8)	Excludes: (i) 6,000 options not exercisable within 60 days of May 23, 2013; (ii) 9,000 RSUs, 1,000 of which are scheduled to vest within 60 days of May 23, 2013; and (iii) 43,500 SARs (8,850 of which are currently vested, 5,850 of which are scheduled to vest within 60 days of May 23, 2013, and the remainder of which are not scheduled to vest within 60 days of May 23, 2013), all of which RSUs and SARs, when vested and exercised (in the case of SARs), may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Ciampi, Mr. Horowitz, Mr. Salibello, or Mr. Zimmerman, as applicable.
(9)	Excludes: (i) 9,000 RSUs, 1,000 of which are scheduled to vest within 60 days of May 23, 2013; and (ii) 43,500 SARs (8,850 of which are currently vested, 5,850 of which are scheduled to vest within 60 days of May 23, 2013, and the remainder of which are not scheduled to vest within 60 days of May 23, 2013), all of which RSUs and SARs, when vested and exercised (in the case of SARs), may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Rovit.
(10)	Excludes: (i) 12,380 RSUs which are not scheduled to vest within 60 days of May 23, 2013, all of which, when vested, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, and not at the election of Mr. Paglinco; and (ii) 74,400 SARs (38,420 of which are vested and the remainder of which are not scheduled to vest within 60 days of May 23, 2013), which, in each case, when vested and exercised, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Paglinco. The treatment of Mr. Paglinco’s outstanding equity awards in connection with his resignation as CFO is described in a Current Report on Form 8-K filed by the Company on June 3, 2013. Note that Mr. Paglinco will remain an employee of the Company for a period of up to nine months following his resignation as CFO.
(11)	As a result of the resignation of Mr. Sabin from the Company as of September 11, 2012: (i) the 8,750 unvested RSUs and 26,250 unvested SARS granted to Mr. Sabin on March 9, 2012 were forfeited and cancelled; and (ii) with respect to the original grant of 150,000 SARs to Mr. Sabin on December 11, 2009 in connection with the commencement of his employment, 50,000 of such vested SARs had been previously exercised (and shares issued in connection therewith sold), another 50,000 of such vested SARS expired on December 11, 2012, and the remaining unvested 50,000 SARs were forfeited and cancelled. With respect to the original grant of 25,000 RSUs to Mr. Sabin on December 11, 2009 in connection with the commencement of his employment: (i) 10,000 of such RSUs had previously vested and been settled (and shares issued in connection therewith sold); (ii) 10,000 of such unvested RSUs were forfeited upon such resignation; and (iii) in connection with the execution of his Release (described above), the 5,000 remaining unvested RSUs scheduled to vest on December 11, 2012 which would otherwise have been forfeited in connection with his resignation were permitted to vest and be settled on such date in accordance with their terms.
(12)	Excludes: (i) 20,000 RSUs which are not scheduled to vest within 60 days of May 23, 2013, which when vested, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, and not at the election of Mr. Schaub; and (ii) 102,500 SARs (22,500 of which are currently vested and the remainder of which are not scheduled to vest within 60 days of May 23, 2013), which, in each case, when vested and exercised, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Schaub.
(13)	With respect to 4,399,733 shares, see footnote (1) in the “Security Ownership of Certain Beneficial Owners” table set forth below, and note that an additional 61,640 shares are owned by PrenKid, LLC, a limited liability company owned 50% by Mr. Ciampi and 50% by Mr. Zimmerman.
(14)	Information provided from public filings of the relevant individuals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of May 23, 2013, with respect to each person (including any group as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock: (i) the name and address of such owner, (ii) the number of shares beneficially owned, and (iii) the percentage of the total number of shares of Common Stock outstanding so owned.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class*
Prentice Capital Management, LP 623 Fifth Avenue New York, NY 10022	4,399,733	(1)	20.1%
Michael Zimmerman c/o Prentice Capital Management, LP 623 Fifth Avenue New York, NY 10022	4,516,373	(1)	20.6%
Morehead Opportunity Fund, LP 1101 Haynes Street, Suite 108 Raleigh, North Carolina 27604	1,946,415	(2)	8.9%
Leap Tide Capital Management, LLC Jan Loeb 10451 Mill Run Circle, Suite 400 Owings Mills, MD 21117	1,819,971	(3)	8.3%
Royce and Associates, LLC 745 Fifth Avenue New York, NY 10151	1,330,950	(4)	6.1%
Barclays Global Investors, NA Barclays Global Fund Advisors 400 Howard Street San Francisco, CA 94105	1,247,784	(5)	5.7%
Grace & White, Inc. 515 Madison Avenue Suite 1700 New York, NY 10022	1,185,356	(6)	5.4%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	1,123,532	(7)	5.1%

*	Note that because the beneficial ownership of certain of the shares of Common Stock listed herein is shared by certain of such beneficial owners, as determined pursuant to the rules of the SEC, the percentages set forth in this table aggregate to a higher number than would be reflected without the listing of such shared ownership.
(1)	Based on a Schedule 13D filed on August 14, 2006 by Prentice Capital Management, L.P. (“Prentice”) and Michael Zimmerman as reporting persons (the “Prentice 13D”), and information provided to us by Prentice and Mr. Zimmerman subsequent to such filing. Prentice serves as investment manager to private investment funds and managed accounts (the “Managed Entities”), and as such, has voting and dispositive authority over the shares beneficially owned by such Managed Entities, and may therefore be deemed to be the beneficial owner of such shares. The Managed Entities consist of: Prentice Consumer Partners, LP (owning 3,110,229 shares) and S.A.C. Capital Associates, LLC (owning 1,289,504 shares). Mr. Zimmerman is the managing member of Prentice Management GP, LLC, the general partner of Prentice, and a manager of Prentice Consumer Partners, LP. As such, he may be deemed to control Prentice and the Managed Entities, and may therefore also be deemed to be the beneficial owner of the shares beneficially owned by such entities. In addition, Prentice and Mr. Zimmerman may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act, and have reported shared voting and dispositive power with respect to the shares beneficially owned by the Managed Entities, however, each of Prentice and Mr. Zimmerman disclaims beneficial ownership of all such shares, except to the extent of their pecuniary interest therein. In addition, Mr. Zimmerman was granted: (i) options to purchase 15,000 shares of Common Stock on each of November 1, 2006, December 27, 2007, July 10, 2008, and September 22, 2009; (ii) 15,000 SARs on July 15, 2010; and (iii) 14,250 SARs and 5,000 RSUs on each of July 19, 2011 and August 14, 2012, each for his service as a director of the Company. Each such grant vests ratably over a 5-year period commencing on the first anniversary of the date of grant. As a result, the number of shares reported in the table as beneficially owned by Mr. Zimmerman includes: (i) options to purchase 54,000 shares of Common Stock (51,000 of which are currently vested and 3,000 of which are scheduled to vest within 60 days of May 23, 2013); and (ii) 1,000 vested RSUs which were settled in stock. Excludes 9,000 unvested RSUs (1,000 of which are scheduled to vest within 60 days of May 23, 2013), and all 43,500 SARs (8,850 of which are currently vested, and 5,850 of which are scheduled to vest within 60 days of May 23, 2013), which when such RSUs and SARs are vested, may be settled (upon exercise in the case of SARs), in shares of Common Stock, cash, or a combination of both in the sole discretion of the Compensation Committee, and not at the election of Mr. Zimmerman. As noted in footnote (13) of “Security Ownership of Management” above, 61,640 shares are owned by PrenKid, LLC, a limited liability company owned 50% by Mr. Zimmerman and 50% by Mr. Ciampi. Note that as a result of a typographical error, the number of shares shown as beneficially owned by Mr. Zimmerman in this table as of April 23, 2013 in the Company’s Amendment No. 1 to Annual Report on Form 10K/A for the year ended December 31, 2012 was incorrectly reported to be 4,462,373 shares.

(2)	As reported in a Schedule 13D/A filed on July 17, 2012 by Morehead Opportunity Fund, LP (the “Reporting Person”). The general partner of the Reporting Person is Morehead Capital Advisors I, LLC (“Morehead Capital Advisors”). The manager of Morehead Capital Advisors is Mr. Quinton Maynard. By virtue of his position with Morehead Capital Advisors, Mr. Maynard has the sole power to vote and dispose of the shares owned by the Reporting Person.
(3)	Based on a Schedule 13G filed on January 31, 2012 by Leap Tide Capital Management, LLC and Jan Loeb as reporting persons (pursuant to such Schedule 13G, Jan Loeb is the managing member of Leap Tide Capital), and information provided to us by Raphael Benaroya in October 2012 with respect to his purchase from Leap Tide of 250,000 shares of the Company’s Common Stock.
(4)	As reported on the Schedule 13G/A filed by Royce & Associates, LLC (“RA”) with the SEC on January 14, 2013. RA is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940 and is the beneficial owner of the securities reported therein, with sole voting and dispositive power with respect to such securities.
(5)	As reported in a Schedule 13G filed on February 5, 2009 (the “Barclays 13G”) by the Barclays entities described below. Barclays Global Investors, NA (a bank) has the sole power to vote or direct the vote with respect to 387,051 of the shares covered by the report, and the sole power to dispose or direct the disposition with respect to 487,142 of the shares covered by the report; Barclays Global Fund Advisors (an investment advisor) has the sole power to vote or direct the vote with respect to 560,869 of the shares covered by the report, and the sole power to dispose or direct the disposition with respect to 749,581 of the shares covered by the report; and Barclays Global Investors, Ltd (a non-US institution) has the sole power to dispose or direct the disposition with respect to 11,061 of the shares covered by the report. In addition, Barclays Global Investors Japan Limited (a non-US institution), Barclays Global Investors Canada Limited (a non-US institution), Barclays Global Investors Australia Limited (a non-US institution), Barclays Global Investors (Deutschland) AG (a non-US institution), although they report no beneficial ownership, are reporting persons under the Barclays 13G. The Barclays 13G states that the shares reported are held in trust accounts for the economic benefit of the beneficiaries of those accounts.
(6)	As reported in a Schedule 13G filed on January 30, 2013, Grace & White, Inc., an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, reports sole voting power over 150,667 of the shares covered by the report, and sole dispositive power with respect to all 1,185,356 shares covered by the report.
(7)	As reported in Amendment No. 5 to Schedule 13G filed on February 11, 2013 by Dimensional Fund Advisors LP (the “Dimensional 13G/A”). Dimensional Fund Advisors LP (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional or its subsidiaries possess investment and/or voting power over the securities described in the Dimensional 13G/A that are owned by the Funds, and may be deemed to be the beneficial owner of such securities. Dimensional has reported the sole power to vote or direct the vote with respect to 1,105,280 of the shares covered by the Dimensional 13G/A, and the sole power to dispose or direct the disposition of all shares covered by the Dimensional 13G/A (1,123,532), however, all such securities are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities held in their respective accounts. To the knowledge of Dimensional, as reported in the Dimensional 13G/A, the interest of any one such Fund does not exceed 5% of the class of such securities.

TRANSACTIONS WITH RELATED PERSONS

The Company entered into an agreement with RB, Inc., a Delaware corporation wholly-owned by Mr. Benaroya, effective September 12, 2011, to provide for the full-time services of Mr. Benaroya as interim Executive Chairman and acting CEO until the earlier of: (i) December 31, 2011; and (ii) the appointment of a new chief executive officer or written notice from the Company. A fee of $300,000 was paid by the Company to RB, Inc. for Mr. Benaroya’s services during this period. On February 14, 2012, this agreement was modified and extended (by letter agreement), pursuant to which RB, Inc. agreed to continue to provide the full-time services of Mr. Benaroya as interim Executive Chairman and acting CEO of the Company on a month-to-month basis, effective as of January 1, 2012, subject to termination by either the Company or RB, Inc. at any time upon ten days written notice to the other party, for a fee of $100,000 per calendar month during such continuation period. Notwithstanding the stated contractual amount, commencing as of September 2012, RB, Inc. advised the Company to reduce the fee to $75,000 per calendar month. Upon termination of the agreement (as of March 14, 2013), the fee payable for the month of termination was prorated to reflect the actual number of days in such month during which such agreement was in effect. Mr. Benaroya was not be paid directors’ fees during the term of his engagement as interim Executive Chairman, nor did he participate in any bonus program, employee benefit plan or other compensation arrangement with the Company. On March 14, 2013, the Company and Mr. Benaroya entered into an employment agreement with respect to his employment as President and Chief Executive Officer of the Company, the terms of which are described in detail in the section captioned “Employment Contracts and Arrangements” above. See the Summary Compensation table above for a description of all amounts paid by the Company to or for the services of Mr. Benaroya for the periods shown therein.

Effective September 12, 2012, Renee Pepys-Lowe was appointed President of Kids Line and CoCaLo. CoCaLo contracts for warehousing and distribution services from a company that is managed by the spouse of Ms. Pepys-Lowe. For the years ended December 31, 2012 and 2011, CoCaLo paid approximately $2.9 million and $2.8 million, respectively, to such company for these services.

As of August 10, 2006, the Company entered into the IRA with the Prentice Buyers and another unrelated entity (which is no longer a party to the IRA), pursuant to which the Company has, subject to specified limitations, agreed to nominate for election with respect to all shareholders meetings or consents concerning the election of members of the Board, two Prentice Directors. The current Prentice Directors are Messrs. Ciampi and Zimmerman. Mr. Ciampi is a partner of Prentice, and a manager and member of one of the current Prentice Buyers, and Mr. Zimmerman is the Managing Member of the general partner of Prentice, a manager of one of the current Prentice Buyers and the CEO of Prentice. The Company has also granted certain registration rights to Prentice. See the Company’s Current Report on Form 8-K dated August 14, 2006, with respect to further details regarding the IRA.

Review and Approval of Transactions with Related Persons

The Audit Committee of the Board is responsible for assisting the Board in fulfilling its oversight responsibilities by, among other things, monitoring any transactions between related persons (including, but not limited to, officers, directors, and principal shareholders) and the Company or its subsidiaries (other than normal and usual compensation arrangements). This obligation is set forth in writing in our Audit Committee Charter. In order to fulfill this obligation, the Audit Committee reviews with the Board any such proposed transactions involving such related persons and/or their immediate family members for the Board’s consideration and ultimate approval. Related party transactions which are ongoing are subject to ongoing review by the Audit Committee to determine whether it is in our best interest and our shareholders best interest to continue, modify or terminate the related party transaction. No director may participate in the approval of a related party transaction with respect to which he or she is a related party.

To identify related person transactions, each year, we require our directors and officers to complete Questionnaires identifying any transactions with us in which such persons or their family members have an interest. The Audit Committee or the Board reviews all related person transactions due to the potential for a conflict of interest. A conflict of interest occurs when a person’s private interest interferes in any way (or even appears to interfere) with the interests of the Company as a whole. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively.

In considering the approval of any proposed transaction with a related person, the Board considers a variety of factors, including, but not limited to:

•	whether the terms of such transaction are consistent with those that could be obtained from third-parties;

•	whether the Company would receive a benefit from proceeding with a related person that would otherwise be unavailable (in terms of knowledge of the Company, for example);

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and the type of transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of the Company;

•	whether the transaction would compromise the independence of a director in accordance with independence standards applicable to the Company and such director;

•	the materiality of the transaction to the related person and any entity with which such related person is affiliated;

•	the materiality of the transaction to the Company; and

•	any other factors deemed appropriate by the Board.

The Board has reviewed and approved all of the transactions discussed in this section. We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests. In addition, we are prohibited from extending personal loans to, or guaranteeing the personal obligations of, any director or officer. A copy of our current Code of Business Conduct and Ethics is available on our website.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own beneficially more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such Section 16(a) forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 2012, all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with on a timely basis except for the following: Raphael Benaroya, the Company’s Chairman, President and CEO, filed a late Form 4 on December 12, 2012 with respect to the purchase of 1,390, 2,319, and 8,600 shares of the Company’s Common Stock on December 4, 2012, December 5, 2012 and December 6, 2012, respectively.

SHAREHOLDER PROPOSALS

In order to be included in the proxy statement and form of proxy relating to the 2014 Annual Meeting of Shareholders (the “2014 Meeting”), in the event the 2014 Meeting is not advanced or delayed by more than 30 calendar days from the date of the 2013 Meeting, proposals of shareholders intended to be presented at the 2014 Meeting must be received by the Company on or before February 4, 2014. Any such proposals should be submitted in writing to: Corporate Secretary, Kid Brands, Inc., One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073. Shareholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company’s proxy materials are requested to provide advance notice of such proposal to the Company at the aforementioned address on or before April 18, 2014. If a shareholder fails to provide notice by this date, then the holders of the proxies with respect to the 2014 Meeting will use their discretionary authority to vote the shares of Common Stock they represent with respect to the proposal as they may determine.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are making available to you with this this Proxy Statement. The information incorporated by reference is deemed to be part of this Proxy Statement. This Proxy Statement incorporates by reference the entirety of the following Items from our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on April 16, 2013: (i) Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, Item 7A, “Quantitative and Qualitative Disclosures about Market Risk, and Item 8 “Financial Statements and Supplementary Data.”

By Order of the Board of Directors,

MARC S. GOLDFARB

Corporate Secretary

East Rutherford, New Jersey

June 4, 2013

APPENDIX A

EMPLOYMENT AGREEMENT

THIS AGREEMENT made on March 14, 2013 (the “Commencement Date”) by and between Kid Brands, Inc., a New Jersey corporation (together with its successors and assigns, the “Company”), and Raphael Benaroya (the “Executive” and, together with the Company, the “Parties”).

The Parties intending to be legally bound hereby agree as follows.

1. TERM. This Agreement shall be for a term commencing on the Commencement Date and ending on the fourth anniversary of the Commencement Date, with annual extensions thereafter unless the Company or the Executive provides written notice of termination to the other Party at least four months prior to the end of the original four-year term or any subsequent annual extension (the original term, as may be from time to time extended, being referred to as the “Term”).

2. POSITION; DUTIES. The Executive shall be employed as President and Chief Executive Officer of the Company and shall have the authorities and responsibilities customarily associated with the status of such positions at other New York Stock Exchange listed companies. In his capacity as President and Chief Executive Officer, the Executive shall report directly to the Company’s Board of Directors (the “Board”) and shall have ultimate responsibility for all the Company’s current and future operations in the U.S. and abroad. Upon termination of the Executive’s employment for any reason, if and to the extent requested by the Company, the Executive shall promptly resign from the Board and from all other positions that the Executive then holds with the Company or any affiliate and promptly execute all documentation for such resignations.

The Executive shall devote substantially all of his business time, effort and energies to the business of the Company; provided, however, that notwithstanding the foregoing, the Executive may (a) serve as an officer or director of the entities for whom he serves as such on the Commencement Date and other entities, (b) engage in civic, charitable, public service and community activities and affairs, (c) accept and fulfill a reasonable number of speaking engagements, and (d) manage his personal investments and affairs, as long as such activities do not interfere, individually or in the aggregate, with his obligations and the proper performance of his duties and responsibilities to the Company under this Agreement in any material respect. If the Executive accepts an appointment to serve on the board of directors or in any other capacity with any for profit business entity for which he does not serve on the Commencement Date, the Executive shall provide notice thereof to the Chair of the Nominating/Governance Committee of the Board.

3. COMPENSATION AND BENEFITS. Subject in each case to the provisions of Section 4 of this Agreement in the event that his employment hereunder terminates, the Executive shall be entitled to the following compensation and benefits during the Term.

(A) Base Salary. The Company will pay the Executive a base salary at an annual rate of $650,000, payable in accordance with the Company’s usual payroll practices and prorated for the period of his service during 2013. The Compensation Committee of the Board shall consider an increase of base salary annually in its discretion. The base salary shall not be decreased at any time or for any purpose during the Term, provided, however, that the Board may decrease Executive’s Base Salary rate if such reduction is (i) made in conjunction with cost cutting measures, (ii) consistent in all material respects (including, without limitation, duration and rate of reduction) with reductions applicable to the Company’s senior executive officers generally, and (iii) made pursuant to the Executive’s recommendation or with the Executive’s consent. The annual rate of the Executive’s base salary as in effect from time to time is referred to herein as “Base Salary”; provided, however, that, for the purpose of determining severance payable under Section 4, the term “Base Salary” shall be determined without regard to any across-the-board temporary salary reduction that may be in effect at the Termination Date.

(B) Incentive Compensation. The Executive will be entitled to an annual incentive compensation opportunity under the Company’s Incentive Compensation Bonus Program as attached to the Company’s 2012 proxy statement (“ICBP”) subject to all the terms thereof (except as otherwise provided in this Agreement) for the year 2013 and future years. The Executive’s annual bonus shall range from 0% to 100% of Base Salary depending on the achievement of performance goals, with payout of 50% of Base Salary upon achievement of target goals. Performance goals for each year (including 2013) will be established by the Compensation Committee of the Board within 90 days after the beginning of such year, and the Executive shall have the opportunity to consult with the Compensation Committee in advance of the establishment of that year’s performance goals. The Executive’s bonus opportunity for 2013 will be based upon a full year of service in 2013. The performance goals applicable to the Executive for any year will be consistent with or not more stringent than any comparable performance goals applicable to any other executive of the Company for such year. In the event of any conflict between the provisions of the ICBP and the provisions of this Agreement, the provisions of this Agreement shall control. Any amendment to the ICBP shall not apply to the Executive without his consent. Any earned bonus will be paid to the Executive after the end of the performance year and the determination by the Compensation Committee of the achievement of the performance goals at the same time as paid to other officers, but no later than March 15 of the following year unless the audit of the Company’s financial statements is not completed by March 15 in which event such determination and payment shall be made in such year promptly upon completion of the audit.

(C) Equity Compensation. At the close of the first full trading day after announcement of this Agreement, the Executive shall receive an equity grant of incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”) and stock appreciation rights (“SARs” or “Cash SARs”) covering one million shares of common stock (“Common Stock”) of the Company as follows:

(i) ISOs: incentive stock options covering 200,000 shares of Common Stock to be awarded under the Company’s Equity Incentive Plan and having the terms set forth herein and in Attachment 1 hereto;

(ii) NQOs: nonqualified stock options covering 200,000 shares of Common Stock to be awarded outside the Company’s Equity Incentive Plan and having the terms set forth herein and in Attachment 2 hereto; and

(iii) Cash SARs: stock appreciation rights covering 600,000 shares of Common Stock exercisable for cash to be awarded under the Company’s Equity Incentive Plan and having the terms set forth herein and in Attachment 3 hereto. Notwithstanding anything to the contrary contained herein (and upon stockholder approval as provided below), the Company will replace the Cash SARs with non-qualified stock options for 600,000 shares under the Company’s Equity Incentive Plan at the same exercise price per share and upon substantially the same other terms and conditions as the Cash SARs being replaced, in which event all references in this Agreement to the Cash SARs or SARs will thereafter be deemed to refer to the replacement options (“Replacement Options”). It is understood and acknowledged by the Parties that, as a condition of issuing the Replacement Options, the Replacement Options must be approved by the Company’s stockholders. The Company shall use its reasonable best efforts to have the Replacement Options approved at the next annual meeting of the Company’s stockholders. For the sake of clarity, if the Replacement Options are not so approved by the Company’s stockholders, then the Replacement Options will not be awarded and the Cash SARs will continue in full force and effect.

The ISOs and Replacement Options will be covered by the Company’s registration statement on Form S-8 for the Company’s Equity Incentive Plan. The Company will cause the NQOs to be registered at the Company’s expense on a Form S-8 within thirty days of the Commencement Date. The Company shall keep the registration statements effective until all the Executive’s shares of Common Stock covered thereby are sold, or may be sold without restriction pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Act”). Consistent with the foregoing, the Executive recognizes that the exercise of the NQOs (and the disposition of the underlying shares of Company Common Stock) are not currently registered under an effective registration statement under the Act. The Executive agrees not to exercise the NQOs unless such exercise is covered by an effective registration on Form S-8 under the Act, unless the Executive provides an investment representation to the Company that he is acquiring the shares to be received upon such exercise for his own account and not with a view to distribution or the issuance of Common Stock by the Company upon such exercise is not otherwise prohibited under the Act. The Executive recognizes that the disposition of the shares of Common Stock underlying the ISOs, NQOs and Replacement Options by affiliates will not be covered by an effective registration statement under the Act. In the event that the Executive receives shares of Common Stock upon exercise of the ISOs, NQOs or Replacement Options and the disposition of each share is not covered by an effective registration statement under the Act, or is not otherwise exempt from such registration, the shares shall be restricted against transfer to the extent required by the Act and Rule 144 thereunder. The certificates evidencing any such shares may have a statement placed thereon to reflect their status as restricted securities. Notwithstanding the foregoing, nothing contained within this paragraph shall be deemed or construed to be a waiver or release of the Company’s obligations hereunder (including specifically those contained in Section 3(C)(iii) above, which shall remain in effect and absolute.

The ISOs, NQOs and Cash SARs shall become exercisable and vested as set forth below and shall expire on the tenth anniversary of the date of grant subject to earlier expiration as set forth in this Agreement.

The ISOs shall become exercisable and vested as follows subject to earlier termination as set forth in this Agreement:

Date of Grant	- 50,000 shares
First anniversary of Date of Grant	- 50,000 shares
Second Anniversary of Date of Grant	- 50,000 shares
Third Anniversary of Date of Grant	- 50,000 shares

The NQOs shall become exercisable and vested as follows subject to earlier termination as set forth in this Agreement:

Date of Grant	- 200,000 shares

The 600,000 Cash SARs shall become vested and exercisable as follows subject to earlier termination as set forth in this Agreement:

24 Consecutive Monthly Installments starting on the last day of the calendar month in which the Date of Grant occurs and, thereafter	- 15,625 shares Per Month
24 Consecutive Monthly Installments starting on the last day of the calendar month in which the second anniversary of the Date of Grant occurs	- 9,375 shares Per Month

The exercise price of the ISOs, NQOs and SARs shall be the closing price of the Common Stock on the New York Stock Exchange on the date of grant.

(D) Board Fees. The Executive will not be entitled to any cash fees or other payments or equity grants for service as a director.

(E) Expense Reimbursement. The Company will reimburse the Executive for business expenses reasonably incurred by him in the performance of his duties with the Company, in accordance with the Company’s expense reimbursement policy.

(F) Other Benefits. The Executive will be entitled to participate in the Company’s employee benefit plans and perquisites applicable to senior executives generally as in effect from time to time and on a basis no less favorable than those provided to other senior executives.

(G) Vacation. The Executive will be entitled to four weeks of vacation annually (or such greater amount provided in applicable Company policies or as may be provided to any other senior executive of the Company) to be taken at times determined by the Executive. Any vacation time not taken during any year may not be carried over to subsequent years, unless and except to the extent that a more favorable carry-over policy applies to any other executive of the Company; provided, however, that unused vacation for one year may be carried over to the next year if and to the extent that the unused vacation is attributable to business exigencies of the Company; provided further, that if the Executive is paid for such carried over vacation upon termination of employment by the Company without Cause or termination by the Executive for Good Reason, the amount of such payment shall reduce the severance payment under Section 4(B)(iv).

(H) Director’s and Officer’s Insurance and Indemnification.

(i) The Company agrees that (a) if the Executive is made a party, or is threatened to be made a party, to any legal proceeding by reason of the fact that he is or was a director, officer, employee, agent, manager, consultant, or representative of the Company or any affiliates or subsidiaries thereof, or (b) if any legal claim is made, or threatened to be made, that arises out of or relates to the Executive’s service in any of the foregoing capacities, then the Executive shall promptly be indemnified and held harmless by the Company to the fullest extent legally permitted against any and all costs, expenses, liabilities, and losses (including, without limitation, reasonable attorney’s fees, judgments, interest, expenses of investigation, penalties, fines, ERISA excise taxes or penalties but not excise taxes under Section 280G of the Internal Revenue Code, and amounts paid or to be paid in settlement) incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, officer, employee, agent, manager, consultant or representative of the Company and shall inure to the benefit of the Executive’s heirs, executors, and administrators. The Company shall advance to the Executive all costs and expenses incurred by him in connection with any such legal proceeding or legal claim within 15 days after receiving written notice requesting such an advance. Such notice shall include an undertaking by the Executive to repay the amount advanced if he is ultimately determined not entitled to indemnification against such costs and expenses as authorized under this Agreement or applicable law.

(ii) Neither the failure of the Company to have made a determination in connection with any request for indemnification or advancement under this Section that the Executive has satisfied any applicable standard of conduct nor a determination by the Company that the Executive has not met any applicable standard of conduct, shall create a presumption that the Executive has not met an applicable standard of conduct.

(iii) During the term of employment and for a period of six years thereafter, the Company shall keep in place a directors’ and officers’ liability insurance policy (or policies) providing comprehensive coverage to the Executive equal to at least that which is in effect currently or, if greater, the coverage that the Company provides for any other present or former senior executive or director of the Company.

(iv) The indemnification and advancement of expenses provided by, or granted pursuant to, the provisions of this Agreement shall not be deemed exclusive of (but instead shall be in addition to) any other rights to which Executive may be entitled, including without limitation under the Company’s certificate of incorporation or by-laws, pursuant to any applicable law, statute or regulation, or by other contractual arrangement, and whether as to actions taken (or omitted to be taken) in Executive’s official capacity or as to actions taken (or omitted to be taken) in another capacity while holding such office.

4. CONSEQUENCES OF TERMINATION. The payments under this Section 4 are the only termination payments to which the Executive is entitled upon termination of his employment prior to the end of the Term regardless of the date during the Term in which employment is terminated.

(A) Termination by Company for Cause or Termination by Executive without Good Reason. If the Executive’s employment under this Agreement is terminated prior to the end of the Term by the Company for Cause (as defined below) or by the Executive without Good Reason (as defined below), the Executive will be entitled to receive the following (promptly following such termination in the case of clause (i) and at the time specified in Section 3(B) in the case of clause (ii) below):

(i) Base Salary earned through the date that the Executive’s employment hereunder terminates (the “Termination Date”);

(ii) ICBP amounts referenced in Section 3(B) hereof (“ICBP Amounts”) earned for any prior completed calendar year and not yet paid; and

(iii) other vested amounts and benefits, if any, under and in accordance with the terms of any applicable plan, program, corporate governance document, policy, agreement or arrangement of the Company in which the Executive participated prior to the date of this Agreement (collectively, the “Accrued Compensation”) provided that the Executive may exercise ISOs, NQOs and SARs after the Termination Date as set forth below.

In addition, if the Executive is terminated by the Company for Cause or terminates his employment without Good Reason, any ISOs, NQOs and SARs that have not yet vested shall immediately terminate and be forfeited. In the event of termination of employment by the Company for Cause, the Executive’s ISOs, NQOs and SARs that had become vested prior to the Executive’s Termination Date shall remain exercisable until and, to the extent not exercised, shall expire on (x) the close of the second trading day following the date upon which applicable law permits Executive to exercise in full the ISOs, NQOs and SARs and sell the underlying shares to be acquired upon such exercise, but in no event prior to (y) the end of the 30th Open Window Trading Day (as defined below) following the Executive’s Termination Date. For the purposes of this Agreement, an “Open Window Trading Day” is any trading day during which Company insiders (including directors and executive officers) are not prohibited from selling and purchasing shares of Company Common Stock, whether pursuant to Company insider trading policies or applicable law. In the event of termination of employment by the Executive without Good Reason, the Executive’s ISOs, NQOs and SARs that had become vested prior to the Executive’s Termination Date shall remain exercisable until and, to the extent not exercised, shall expire at the end of the six-month period following the Termination Date or, if later, at the end of the 30th Open Window Trading Day following the Termination Date; provided, however that if, on the last trading day in such six-month period, Company insider trading policy or applicable law prohibits the Executive from exercising the equity awards and/or selling the shares acquired upon such exercise, then the expiration date of those awards will be extended until the close of the next trading day (i) on which the awards may be exercised and shares may be sold without violating such Company policy or applicable law and (ii) as to which the required notice of an Open Window Trading Day (referenced below) was given to Executive prior to the opening of trading on such day. Notwithstanding the foregoing, in no event shall the ISOs, NQOs and SARs be exercisable after the expiration of their 10-year stated terms. On and after the Termination Date and until the early expiration date of the ISOs, NQOs and SARs pursuant to this paragraph, the Company shall provide adequate notice to the Executive (which may be by e-mail and/or other electronic means) so that the Executive will know which days will and which days will not be Open Window Trading Days and upon which the awards may be exercised and the underlying shares may be sold by Executive.

In the event that the termination of employment of the Executive occurs as a result of the expiration of this Agreement at the end of its Term, the Executive shall be entitled to (x) the payments set forth in (i), (ii) and (iii) above (promptly following such termination in the case of clause (i) and at the time specified in Section 3(B) in the case of clause (ii), as well as to (y) an amount equal to the ICBP Amount which would have been earned by the Executive for the calendar year of termination if the Executive’s employment had continued through the end of the year based upon achievement of performance goals, multiplied by a fraction, the numerator of which is the number of days elapsed from the beginning of the year to the end of the Term, and the denominator is the number of days in such calendar year. In addition, all of the ISOs, NQOs and SARs will be exercisable by the Executive for the remainder of their respective terms.

“Cause” shall mean: (A) willful failure by the Executive to perform his material duties hereunder as an employee of the Company; (B) the Executive’s conviction of, or plea of guilty or nolo contendere to, a felony; (C) the Executive’s theft or misuse of material Company property; or (D) willful misconduct or an act of moral turpitude which is materially injurious to the Company, monetarily or otherwise; provided that Cause does not include a finding of liability in pending or future shareholder, derivative or punitive class actions or other civil actions. For purposes of this Agreement, no act or failure to act by the Executive shall be deemed “willful” unless it is knowingly and intentionally done, or omitted to be done, by the Executive in bad faith and without a belief that the Executive’s action or omission was in the best interest of the Company. No termination of the Executive’s employment will be treated as for “Cause” unless, prior to such termination: (i) the Executive has been provided written notice from the Board setting forth in reasonable detail the basis on which the Company is considering terminating his employment for “Cause” (a “Cause Notice”); (ii) upon the Executive’s request within 10 days of his receipt of the Cause Notice, the Executive has been afforded a review by the Board within 14 days following his request for such review; and (iii) within 14 days after such review, the Board confirms, by affirmative vote of a majority of the members (other than the Executive) and by written notice to the Executive, that “Cause” exists. Notwithstanding the foregoing, the Executive may cure the basis on which the Company is considering terminating his employment (and thereby avoid a termination for Cause) at any time following the date on which a Cause Notice is received and prior to the expiration of the 14-day review period described in (iii) above, except that the cure period does not apply to the extent that the act or omission is not curable.

(B) Termination by the Company without Cause or Termination by Executive for Good Reason. If the Executive’s employment under this Agreement is terminated prior to the end of the Term by the Company without Cause or by the Executive for Good Reason, the Executive will be entitled to receive the following:

(i) Base Salary earned through the Termination Date;

(ii) ICBP Amounts earned for any prior completed calendar year and not yet paid;

(iii) the Accrued Compensation;

(iv) Base Salary at the rate in effect at the Termination Date (determined without regard to any reduction that may then be in effect pursuant to Section 3(A) above) for a period of nine months after the Termination Date;

(v) an amount equal to the ICBP Amount which would have been earned by the Executive for the year of termination if the Executive’s employment had continued through the end of the year based upon achievement of performance goals, multiplied by a fraction, the numerator of which is the number of days elapsed from the beginning of the year to the Termination Date, and the denominator of which is the number of days in the year; and

(vi) the Company will pay to the Executive the amount of COBRA premiums for his and his family’s coverage to the extent that the Executive had elected such coverage under the Company’s medical and dental plans during the nine months following the Termination Date and shall continue to cover the Executive under the Company’s life insurance program for nine months.

Any amounts payable pursuant to clause (i) of this paragraph (B) shall be paid promptly after the Termination Date; any amounts payable pursuant to clause (ii) or (v) of this paragraph (B) shall be paid within the time specified in Section 3(B); and any amounts payable pursuant to clause (iii) of this paragraph (B) shall be paid pursuant to the terms of the applicable plans or arrangements. Any amounts payable pursuant to clause (iv) of this paragraph (B) shall be paid in consecutive equal monthly payments commencing on the first day of the month following the Termination Date; provided that, if and to the extent necessary to prevent the Executive from being subject to adverse tax consequences under Section 409A of the Internal Revenue Code (“Section 409A”), the first six months of the continued Base Salary payments shall not be paid until, and shall be paid in a single sum payment on, the first day after the six month anniversary of the Termination Date, with the remaining monthly payments to begin on the first day of the seventh month following the Termination Date. At the end of the period during which the Company is paying the Executive’s premiums for medical and dental coverage, the Executive and any eligible family members may elect COBRA continuation coverage at his own expense for the remainder, if any, of the required COBRA period. All amounts payable under this Agreement shall be without interest if paid when due.

In order to receive any payments or benefits under clauses (ii), (iv), (v) or (vi) of this paragraph (B) and accelerated vesting of ISOs, NQOs and SARs set forth in the following paragraph, the Executive must execute and deliver to the Company a release provided by the Company in substantially the form of Exhibit A hereto which shall have become irrevocable within 52 days following the Termination Date.

If the Executive’s employment under this Agreement is terminated prior to the end of the Term by the Company without Cause or by the Executive for Good Reason, any unvested ISOs, NQOs and SARs (as well as any unvested additional equity awards that may be granted to the Executive) shall become immediately vested on the Termination Date and shall be exercisable for the remainder of their terms. Notwithstanding the foregoing, if the Company terminates the employment of the Executive without Cause prior to the first anniversary of the Commencement Date, the Executive will forfeit the last 250,000 Cash SARs that would have become vested if the Executive’s employment had not terminated; provided, however, that no such forfeiture shall occur if a Change of Control occurs prior to the Executive’s Termination Date or if the Executive is terminated following the commencement of discussions leading to a Change of Control or within six months prior to the consummation of a Change of Control; it being understood that in the event of any such forfeiture, 350,000 Cash SARs, as well as the 200,000 ISOs and the 200,000 NQOs, shall be fully vested and shall be exercisable for the remainder of their terms in accordance with the first sentence of this paragraph.

As of the Termination Date, except as set forth in this Agreement, the Executive shall not be entitled to any further payments or benefits from the Company.

“Good Reason” shall mean the occurrence of any of the following events without the Executive’s express written consent: (A) a diminution of the Executive’s Base Salary except as permitted by Section 3(A) or a diminution of the Executive’s annual bonus opportunity described in Section 3(B) to less than 100% of Base Salary with a target bonus of less than 50% of Base Salary; (B) a diminution in the Executive’s position, title, authority, duties, or responsibilities; (C) a relocation of the Company’s headquarters office at which the Executive is employed outside of a 35 mile radius of the current office, but Good Reason shall not mean a relocation to the current offices of La Jobi, Inc.; (D) a material breach of this Agreement by the Company; or (E) in connection with a Change of Control, the failure or refusal by the successor or acquiring company (or parent thereof) to expressly assume the obligations of the Company under this Agreement. The Executive must provide written notice to the Company of the existence of the condition constituting the Good Reason within 30 days of the Executive’s having actual knowledge of the existence of the condition and, if the condition is curable, the Company will then have 30 days from receipt of such notice during which the Company may remedy the condition and not be required to pay the amounts set forth in this Section 4(B). If full cure is made by the Company within such 30 day cure period, Good Reason shall be deemed not to have occurred and the Executive’s employment will be deemed to have continued under and subject to the provisions of this Agreement; provided, however, that the same condition may be cured by the Company only once during the Term. Failure of the Company promptly to make payment to the Executive in cash upon exercise of all or any part of the Cash SARs at a time when such payment would cause an Event of Default under the Company’s Credit Agreement with Salus Capital Partners, LLC, as such Credit Agreement is currently in effect, shall constitute a breach of this Agreement by the Company but shall not, in and of itself, constitute “Good Reason”, provided that any such payment is made on or promptly (but not more than five days) after the date that payment would not cause such an Event of Default. In addition, if the Cash SARs are not converted into Replacement Options, the failure of the Company promptly to make payment to the Executive in cash upon exercise of all or any part of the vested Cash SARs at time when such payment would cause an Event of Default under the Salus Credit Agreement, as such Credit Agreement is currently in effect, will not be deemed to be a breach of this Agreement (i) during the period prior to the Company’s 2013 annual shareholders’ meeting or (ii) thereafter for a period of 90 days while the Parties seek a resolution, provided that in any event, any such payment is made promptly (but not more than five days) after the date that payment would not cause such an Event of Default, and provided further that, if a Change of Control occurs, (x) any amount owed to the Executive in respect of the exercise of such Cash SARs shall be paid to the Executive on or before the date of such Change of Control and (y) the successor entity in the Change of Control shall not be entitled to rely on the above described carve out for an Event of Default under the Salus Credit Agreement as a reason for the non-payment of cash to the Executive upon his exercise of all or a portion of the Cash SARs (which non-payment would then constitute immediate grounds for Executive to terminate this Agreement for Good Reason).

(C) Termination on Disability or Death. In the event that the employment of the Executive terminates prior to the end of the Term by reason of Disability (as defined below), the Executive shall be entitled to the payments set forth in clauses (i), (ii), (iii), (v) and (vi) of Section 4(B) including payments under the Company’s long term disability insurance plan to the extent provided for therein. The Company may terminate the Executive’s employment by reason of “Disability” if (and only if) the Executive is absent from work for at least 135 consecutive days or for 135 days (whether or not consecutive) in any calendar year by reason of a physical or mental illness or injury. In the event that the employment of the Executive terminates before the end of the Term by reason of death, the amounts set forth in clauses (i), (ii), (iii) and (v) of Section 4(B) shall be paid to his estate and the death benefit under the Company’s life insurance program shall be paid to his designated beneficiary, or estate in the absence of designated beneficiary and the Executive’s family shall be entitled to reimbursement for the continued COBRA continuation coverage benefits set forth in Section 4(B)(vi).

In addition, if the Executive’s employment under this Agreement is terminated prior to the end of the Term by reason of Disability or death, any unvested ISOs and SARs (as well as any unvested additional equity awards that may be granted to the Executive) shall become vested on the Termination Date to the same extent as if the Executive had completed an additional two years of service with the Company after the Termination Date and all vested ISOs, NQOs and SARs (or Replacement Options, if applicable) shall be exercisable for one year following the Termination Date, or the expiration of their respective terms, if earlier.

(D) Change of Control. If the Executive’s employment under this Agreement is terminated prior to the end of the Term by the Company without Cause or by the Executive for Good Reason at any time on or after, or within six months before, the occurrence of a Change of Control, the Executive will be entitled to the payments and benefits set forth in Section 4(B) subject to the terms thereof (including, without limitation, acceleration of vesting and continuing exercisability of outstanding ISOs, NQOs, SARs and other equity awards). Notwithstanding the foregoing, if a Change of Control occurs and outstanding ISOs, NQOs, SARs and/or other Company equity awards (the “Transaction Date Equity Awards”) are not assumed or converted into comparable awards with respect to stock of the acquiring or successor company (or parent thereof), then, immediately prior to the Change of Control, each such Transaction Date Equity Award, whether or not previously vested, shall be converted into the right to receive cash or, at the election of the Executive, consideration in a form that is pari passu with the form of the consideration payable to the Company’s stockholders in exchange for their shares, in an amount or having a value equal to the product of (i) the per share fair market value of the Company’s Common Stock (based upon the consideration payable to the Company’s stockholders), less, if applicable, the per share exercise price under such Transaction Date Equity Award, multiplied by (ii) the number of shares of Common Stock covered by such Transaction Date Equity Award (such product being referred to as the “Award Cash-Out Amount”). A Transaction Date Equity Award that is not assumed or converted (as described above) may be canceled at the time of the Change of Control for no consideration if the per share exercise price of such Transaction Date Equity Award is greater than such per share fair market value of the Company’s Common Stock (determined with regard to all per share consideration, including the value of any contingent and/or deferred consideration payable in the Change of Control transaction). The Award Cash-Out Amount with respect to each Transaction Date Equity Award will be paid or settled at the time of or promptly (but not more than 10 days) following the occurrence of the Change of Control; provided, however, that, for the avoidance of doubt, if the Company’s stockholders receive deferred and/or contingent consideration, then the Executive will be entitled to receive such deferred and/or contingent consideration as and when payable to the Company’s stockholders as if the shares of Common Stock covered by his Transaction Date Equity Awards had been outstanding at the time of the Change of Control.

“Change of Control” means any of the following:

(a) any one person or more than one person acting as a group directly or indirectly acquires ownership of shares of the Company that, together with the shares of the Company held by such person or group, constitutes more than 40% of the total fair market value or total voting power of the shares of the Company; provided, however, that if any one person or more than one person acting as a group is considered to own more than 40% of the total fair market value or total voting power of the shares of the Company on the date hereof, the acquisition of additional shares by the same person or persons shall not constitute a Change of Control under this clause (a). An increase in the percentage of shares of the Company owned by any one person or persons acting as a group as a result of a transaction in which the Company acquires its own shares in exchange for property will be treated as an acquisition of shares of the Company by such person or persons for purposes of this clause (a);

(b) any one person or more than one person acting as a group directly or indirectly acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons, ownership of shares of the Company having 30% or more of the total voting power of the shares of the Company; provided, however, that if any one person or more than one person acting as a group so acquires 30% or more of the total voting power of the shares of the Company, the acquisition of additional control of the Company by the same person or persons shall not constitute a Change of Control under clause (a) or (b) of this definition;

(c) one-half or more of the members of the Company’s Board are replaced during any 18-month period by directors whose appointment or election is not endorsed by at least 66 2/3% of the Company’s Board prior to the date of such appointment or election, but excluding, for purposes of such endorsement, any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company; or

(d) any one person or more than one person acting as a group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons, assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that a transfer of assets by the Company shall not be treated as a Change of Control if the assets are transferred to (i) a shareholder of the Company immediately before the asset transfer in exchange for or with respect to shares of the Company, (ii) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (iii) a person or more than one person acting as a group that owns, directly or indirectly, shares of the Company having 50% or more of the total value or total voting power of all outstanding shares of the Company or (iv) an entity, at least 50% of the total value or voting power of which is owned by a person or persons described in clause (iii) above; and provided, further, that for purposes of clauses (i), (ii), (iii) and (iv) above, a person’s status is determined immediately after the transfer of the assets. For purposes of this clause (d), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For the avoidance of doubt, a Change of Control will be deemed to have occurred upon the consummation of a merger or consolidation of, or similar type of corporate transaction involving, the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation;

(E) Parachute Payment Excise Tax. Notwithstanding anything herein to the contrary, if the Executive determines that any amounts due to him under this Agreement and any other plan or program of the Company constitute a “parachute payment,” as such term is defined in Section 280G(b)(2) of the Code, and the amount of the parachute payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Section 4999 of the Code, is less than the amount that the Executive would receive if he were paid three times his “base amount,” as defined in Section 280G(b)(3) of the Code, less $1.00, reduced by all federal, state and local taxes applicable thereto, then at the Executive’s request the Company shall reduce the aggregate of the amounts constituting the parachute payment to an amount that will equal three times the Executive’s base amount less $1.00. The Executive shall have the right to specify the portion of such reduction, if any, that will be made under this Agreement and each plan or program of the Company.

(F) No Mitigation. In the event of any termination of the employment of the Executive hereunder prior to the end of the Term, the Executive shall be under no obligation to seek other employment or otherwise mitigate damages, and there shall be no offset against any amounts due him on account of any remuneration attributable to any subsequent employment that he may obtain.

5. CONFIDENTIALITY. The Executive shall, during and after his employment by the Company and except in connection with performing services on behalf of (or for the benefit of) the Company or any of its affiliates, keep secret and retain in the strictest confidence all confidential, proprietary and non-public matters, tangible or intangible, of or related to the Company, its shareholders, subsidiaries, affiliates, successors, assigns, officers, directors, attorneys, fiduciaries, representatives, employees, licensees and agents including, without limitation, trade secrets, business strategies and operations, customer lists, manufacturers, material suppliers, financial information, personnel information, legal advice and counsel obtained from counsel, information regarding litigation, actual, pending or threatened, research and development, identities and habits of employees and agents and business relationships, and shall not disclose them to any person, entity or any federal, state or local agency or authority, except as may be required by law. Notwithstanding the foregoing, nothing in this Agreement or elsewhere shall prohibit the Executive from making any statement or disclosure (i) to the extent required by law; (ii) to the extent required by subpoena or other legal process (upon receipt of which the Executive shall promptly give the Company written notice thereof in order to afford the Company an opportunity to contest such disclosure); (iii) with the Company’s prior written consent; or (iv) in confidence to an attorney for the purpose of obtaining legal advice.

Upon termination of his employment with the Company, the Executive shall return to the Company all confidential, proprietary and non-public materials, and any other property of the Company, in his physical possession. The personal property of the Executive, including documents relating to his benefits, compensation, tax liabilities, personal obligations (e.g., restrictive covenants), and the like, shall not be subject to return pursuant to the preceding sentence.

For purposes of this Section 5, any such matters or materials shall cease to continue to be confidential, proprietary and non-public (and thus no longer be governed by the restrictions of this Section 5), if, when and to the extent that such matters or material become public other than by reason of the Executive’s failure to comply with the restrictions of this Section 5.

6. NON-COMPETE; NONSOLICITATION. The Executive agrees that during his employment by the Company and for nine months thereafter, he shall not, directly or indirectly, engage or be interested in (as owner, partner, stockholder, employee, director, officer, agent, fiduciary, consultant or otherwise), with or without compensation, any line of business in which the Company or its affiliates is actively engaged (or, in the case of cessation of employment, in which the Company or any of its consolidated subsidiaries is then engaged at the time of such cessation); provided, however, that the Executive may own stock or other equity securities representing up to 5% of the value and/or voting power of any publicly traded company, and provided that nothing herein shall restrict the Executive from providing services to any entity that is in competition with the Company if the competitive business unit of such entity is not the primary business of such entity, and if the Executive is not directly involved in activities that are in competition with the Company. The Executive further agrees that for nine months following the Termination Date, the Executive will not:

(i) directly or indirectly, contact, solicit, or accept if offered to him, or direct any person, firm, corporation, association or other entity to contact, solicit or accept if offered, any of the Company’s customers, prospective customers, or suppliers for the purpose of providing any products and/or services that are the same as or similar to the specific products and services provided by the Company to its customers during the Term; or

(ii) solicit or accept if offered to the Executive, with or without solicitation, on his behalf or on behalf of any other person, the services of any person who is then a current employee of the Company (or was an employee during the six-month period preceding the Executive’s Termination Date), to terminate employment or an engagement with the Company, nor hire or agree to hire any such current or former employee into employment with the Executive or any company, individual or other entity; provided, however, that this subpart (ii) will not apply to applications for employment from any current or former employee of the Company in response to a general solicitation that is not directed at any such current or former employee; and provided further that this subpart (ii) shall not be deemed to preclude any future employer of the Executive from hiring any such current or former employee of the Company without the input or participation by the Executive.

The provisions of this Section 6 shall not apply if the termination of employment of the Executive occurs as a result of the expiration of this Agreement at the end of its Term.

7. NONDISPARAGEMENT. The Executive shall, after his employment with the Company has terminated, refrain from any action that could reasonably be expected to harm the reputation or goodwill of the Company, its subsidiaries, affiliates and any shareholder holding more than 5% of the Company’s voting securities, including, without limitation, making derogatory comments about the character or ability of the Company or its directors, officers, employees, shareholders, agents or representatives. Likewise, the Company shall use commercially reasonable efforts to cause its officers, directors and agents to refrain from making any statements or taking any action that could reasonably be expected to harm the personal or business reputation of the Executive or of any member of his family, including, without limitation, making or permitting others to make derogatory comments about the character or ability of the Executive. The Parties will cooperate with each other on the preparation of a press release announcing the execution of this Agreement that is reasonably satisfactory to each of them.

8. REMEDY FOR BREACH AND MODIFICATION. The Executive acknowledges that the provisions of Sections 5 and 6 of this Agreement are reasonable and necessary for the protection of the Company and that the Company may be irreparably damaged if these provisions are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief or remedies available to the Company, the Company shall be entitled to obtain appropriate temporary, preliminary and permanent injunctive or other equitable relief for the purposes of restraining the Executive from any actual or threatened breach of or otherwise enforcing these provisions and no bond or security will be required in connection therewith. The Parties acknowledge that the provisions of Section 7 of this Agreement are reasonable and necessary for the protection of their interests and that either Party may be irreparably damaged if these provisions are not specifically enforced. Accordingly, each of the Parties agrees that, in addition to any other relief or remedies that may be available, each of them shall be entitled to obtain appropriate temporary, preliminary and permanent injunctive or other equitable relief for the purposes of restraining the other from any actual or threatened breach of or otherwise enforcing these provisions and no bond or security will be required in connection therewith.

9. SEVERABILITY. If any provision of this Agreement is deemed invalid or unenforceable, such provision shall be deemed modified and limited to the extent necessary to make it valid and enforceable.

10. COUNTERPARTS; FACSIMILES. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument. Signatures delivered by facsimile shall be effective for all purposes.

11.	GOVERNING LAW; JURISDICTION.

(A) This Agreement shall be governed by, and construed and interpreted in accordance with its express terms, and otherwise in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

(B) Except as otherwise specifically provided in Section 8 (relating to the ability of a Party to seek injunctive or other equitable relief from a court), any claim or controversy arising out of or relating to this Agreement or the breach hereof shall be resolved exclusively by arbitration. A Party must file a demand for arbitration within the same statute of limitations period applicable to the legal claim asserted. The demand for arbitration and/or statement of claim must specify (a) the factual basis on which the claim is made; (b) the statutory provision or legal theory under which the claim is made; and (c) the nature and extent of any relief or remedy sought. The arbitration will be administered in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association (“AAA”), in the New York, New York metropolitan area before an experienced employment law arbitrator licensed to practice law in that jurisdiction who has been selected in accordance with such Rules. The fees of the AAA and the arbitrator and the administrative expenses of any such arbitration proceeding will be shared equally by the Company and the Executive. Each party may be represented by counsel of its or his own choosing and at its or his own expense. The arbitrator’s award will be enforceable, and a judgment may be entered thereon, in a federal or state court of competent jurisdiction in the state where the arbitration was held. The decision of the arbitrator will be final and binding.

12. NOTICES. Any notice or other communication made or given in connection with this Agreement may be given by counsel, shall be in writing, and, if to a Party, shall be deemed to have been duly given when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by electronic mail or facsimile with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to a Party at his or its address or facsimile number set forth below or at such other address or facsimile number as a Party may specify by notice to the other Party:

To the Executive, at his principal residence as reflected in the records of the Company,

with a copy to him at his principal business office during his employment with the Company or at

raphael.benaroya@gmail.com

Fax No.: (201) 568-4839

With a simultaneous copy to:

Sheldon G. Nussbaum, Esq.

Fulbright & Jaworski L.L.P.

666 Fifth Avenue

New York, NY 10103

snussbaum@fulbright.com

Fax No. (212) 318-3400

To the Company:

One Meadowlands Plaza

8th Floor

East Rutherford, NJ 07073

Attention: Marc S. Goldfarb, Esq. General Counsel

MGoldfarb@KidBrands.com

Fax No.: (201) 405-7377

With a simultaneous copy to:

Edward P. Smith, Esq.

Chadbourne & Parke LLP

30 Rockefeller Plaza

New York, NY 10112

esmith@chadbourne.com

Fax No.: (212) 541-5369

13. ENTIRE AGREEMENT; AMENDMENT This Agreement, including its Attachments, represents the entire agreement between the Parties and supersedes all prior agreements between the Parties with respect to its subject matter and cannot be changed or terminated orally. In the event of a conflict between the provisions of this Agreement, on the one hand, and the provisions of an ISO, NQO or SAR grant agreement and/or the Company’s Equity Incentive Plan (with respect to awards made thereunder), on the other hand, the provisions of this Agreement shall control except to the extent that the provisions of the ISO, NQO or SAR grant agreements and/or the Company’s Equity Incentive Plan are more favorable to the Executive. Upon the Commencement Date, the Agreements between RB, Inc. and the Company dated September 11, 2011 and February 12, 2012 shall terminate.

14. WAIVER. The failure of any Party or person to insist upon strict adherence to any term of this Agreement (including all attachments) on any occasion shall not be considered a waiver or deprive that Party or person of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement (including all attachments). Any waiver must be in writing and must specifically identify the provision(s) of this Agreement (including all attachments) being affected.

15. END OF TERM. The provisions of Sections 3, 4, 5, 6, 7, 8, 11, 12, 13 and 14 shall continue after the end of the Term.

16. ASSIGNMENT. Except as otherwise provided in this Section 16, this Agreement shall inure to the benefit of and be binding upon the Parties and their respective heirs, representatives, successors and assigns. This Agreement shall not be assignable by the Executive, and shall be assignable by the Company only to any corporation or other entity that succeeds to all, or substantially all, of the Company’s business or assets, and that expressly assumes (or assumes by operation of law in any merger or consolidation) the Company’s obligations hereunder; provided, however, that no such assignment shall invalidate or negate the rights of the Executive pursuant to the provisions hereof, including, without limitation, any such rights relating to a Change of Control. In any such event, the term “Company,” as used herein shall mean the Company, as defined above, and any such successor or assignee. In the event of the Executive’s death or a judicial determination of his incapacity, references in this Agreement (including its attachments) to the “Executive” shall be deemed to include, as appropriate, his estate, heirs and/or legal representatives.

17. CODES. The Board has adopted a Code of Business Conduct and Ethics and a Code of Ethics for Principal Executive Officer and Senior Financial Officers which are currently posted on the Company’s website. The Executive is expected to require compliance with those codes by the employees covered thereby and to comply himself.

18. DEDUCTIONS. The Company may deduct from the compensation described herein any applicable Federal, state and/or city withholding taxes, any applicable social security contributions, and any other amounts which may be required to be deducted or withheld by the Company pursuant to any Federal, state or city laws, rules or regulations or any election he shall have made.

19. SECTION 409A. Anything in this Agreement to the contrary notwithstanding:

(A) It is intended that any amounts payable under this Agreement will either be exempt from or comply with Section 409A and all regulations, guidance and other interpretive authority issued thereunder so as not to subject the Executive to payment of any additional tax penalty or interest imposed under Section 409A, and this Agreement will be interpreted on a basis consistent with such intent. References to Termination Date or termination of employment herein mean a termination of employment that constitutes a Separation from Service within the meaning of Section 409A.

(B) To the extent that the reimbursement of any expenses or the provision of any in-kind benefits under this Agreement is subject to Section 409A, (i) the amount of such expenses eligible for reimbursement, or in-kind benefits to be provided during any one calendar year shall not affect the amount of such expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year (provided that this clause (i) will not be violated with regard to expenses reimbursed under any arrangement covered by Internal Revenue Code Section 105(b) solely because such expenses are subject to a limit related to the period the arrangement is in effect); (ii) reimbursement of any such expense shall be made by no later than December 31 of the year following the calendar year in which such expense is incurred; and (iii) the Executive’s right to receive such reimbursements or in-kind benefits shall not be subject to liquidation or exchange for another benefit.

(C) Whenever payments under this Agreement are to be made in installments, each such installment shall be deemed to be a separate payment for purposes of Section 409A. Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(D) To the extent any amount payable to the Executive is subject to his entering into a release of claims with the Company and any such amount is a deferral of compensation under Section 409A and which amount could be payable to the Executive in either of two taxable years, and the timing of such payment is not subject to terms and conditions under another plan, program or agreement of the Company that otherwise satisfies Section 409A, such payments shall be made or commence, as applicable, on the fifth business day following the date the release condition described in Section 4(B) is satisfied, provided however, that, if the 52 day release effective period spans more than one calendar year, the payment shall be made on the first business day of the second calendar year or, if later, the fifth business day following the date the release condition is satisfied.

20. EXPENSES OF PREPARATION OF AGREEMENT. Each of the Company and the Executive shall bear its own expenses for the preparation and negotiation of this Agreement, provided that the Company shall reimburse the Executive for his legal fees with respect to this Agreement to a maximum of $40,000.

21. PURCHASE OF COMPANY STOCK. During the period beginning on the Commencement Date and ending on the 30th Open Window Trading Day following the Commencement Date, the Executive may purchase from the Company up to 200,000 shares of the Common Stock (but in no event more than 1% of the outstanding number of shares at the time of purchase) at fair market value at the time of purchase.

22. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

IN WITNESS WHEREOF, the Executive and the Company have signed this Agreement as of the date first set forth above.

KID BRANDS, INC.

By:	/s/ Frederick Horowitz
Name: Frederick Horowitz
Title: Chair,
Compensation Committee

THE EXECUTIVE

/s/ Raphael Benaroya
Raphael Benaroya

Exhibit A

GENERAL RELEASE

1. GENERAL RELEASE OF ALL CLAIMS

The undersigned individual (the “Executive”) hereby irrevocably releases and forever discharges any and all known and unknown liabilities, debts, obligations, causes of action, demands, covenants, contracts, liens, controversies and any other claim of whatsoever kind or nature that the Executive ever had, now has or may have in the future against Kid Brands, Inc. (the “Company”), its shareholders, subsidiaries, affiliates, successors, assigns, officers, directors, attorneys, fiduciaries, representatives, employees, licensees, agents and assigns (the “Releasees”), to the extent arising out of or related to the performance of any services to or on behalf of the Company or the termination of those services and other than claims for payments, benefits or entitlements preserved by Section 4, and claims for indemnification, advancement of expenses and directors’ and officers’ liability insurance coverage under Section 3(H), of the Employment Agreement dated as of March 14, 2013, between the Company and the Executive (the “Employment Agreement”), including without limitation: (i) any such claims arising out of or related to any federal, state and/or local labor or civil rights laws including, without limitation, the federal Civil Rights Acts of 1866, 1871, 1964, the Equal Pay Act, the Older Workers Benefit Protection Act, the Rehabilitation Act, the Jury Systems Improvement Act, the Uniformed Services Employment and Reemployment Rights Act, the Vietnam Era Veterans Readjustment Assistance Act, the National Labor Relations Act, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974, the Age Discrimination in Employment Act, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act of 1938, the New York Human Rights Law, the New Jersey Law Against Discrimination, the New Jersey wage and hour laws, and the New Jersey Conscientious Employee Protection Act, the California Fair Employment and Housing Act, the California Labor Code; (ii) any and all other such claims arising out of or related to any contract, any and all other federal, state or local constitutions, statutes, rules, regulations or executive orders; or (iii) any and all such claims arising from any common law right of any kind whatsoever, including, without limitation, any claims for any kind of tortious conduct, promissory or equitable estoppel, defamation, breach of the Company’s policies, rules, regulations, handbooks or manuals, breach of express or implied contract or covenants of good faith, wrongful discharge or dismissal, and/or failure to pay, in whole or part, any compensation of any kind whatsoever (collectively, “Executive’s Claims”).

Execution of this Release by the Executive operates as a complete bar and defense against any and all of the Executive’s Claims against the Company and/or the other Releasees. If the Executive should hereafter assert any Executive’s Claims in any action or proceeding against the Company or any of the Releasees, as applicable, in any forum, this Release may be raised as and shall constitute a complete bar to any such action or proceeding and the Company and/or the Releasees shall be entitled to recover from the Executive all costs incurred, including attorneys’ fees, in defending against any such Executive’s Claims.

Executive further waives and relinquishes any rights and benefits which he has or may have under California Civil Code § 1542 to the fullest extent that he may lawfully waive all such rights and benefits pertaining to the subject matter of this Release. Civil Code § 1542 provides that a general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor. Executive acknowledges that he is aware that he may later discover facts in addition to or different from those which he now knows or believes to be true with respect to the subject matter of this Release, but it is his intention to fully and finally forever settle and release any and all claims, matters, disputes, and differences, known or unknown, suspected and unsuspected, which now exist, may later exist or may previously have existed between the parties to the extent set forth in the first paragraph hereof, and that in furtherance of this intention this Release shall be and remain in effect as a full and complete general release to the extent set forth in the first paragraph herein, notwithstanding discovery or existence of any such additional or different facts.

2. OPPORTUNITY FOR REVIEW

The Executive acknowledges that he has had a reasonable opportunity to review and consider the terms of this Release for a period of at least 45 days, that he understands and has had the opportunity to receive counsel regarding his/ her respective rights, obligations and liabilities under this Release and that to the extent that the Executive has taken less than 45 days to consider this Release, the Executive acknowledges that he has had sufficient time to consider this Release and to consult with counsel and that he does not desire additional time to consider this Release. As long as the Executive signs and delivers this Release within such 45 day time period, he will have seven days after such delivery to revoke his decision by delivering written notice of such revocation to the Company. If the Executive does not revoke his decision during that seven-day period, then this Release shall become effective on the eighth day after being delivered by the Executive.

3. BINDING EFFECT

This Release is binding on the Executive’s heirs and personal representative.

4. GOVERNING LAW; MISCELLANEOUS

The provisions of Sections 9, 10, 11, 12 and 14 of the Employment Agreement shall be deemed incorporated into this Release as if fully set forth herein. Any claim or dispute arising under or relating to this Release, or the breach, termination or validity of this Release, shall be subject to Section 11 of the Employment Agreement.

KID BRANDS, INC.

By:
Name:
Title:

Raphael Benaroya

ATTACHMENT 1

[ISO]

KID BRANDS, INC.

INCENTIVE STOCK OPTION AGREEMENT

Date of Grant: March    , 2013

INCENTIVE STOCK OPTION AGREEMENT (the “Agreement”) dated as of the date set forth above between Kid Brands, Inc., a New Jersey corporation (the “Company”), and Raphael Benaroya (the “Grantee”).

1. Confirmation of Grant; Exercise Price. The Company hereby confirms the grant to the Grantee, effective as of the date set forth above, of an Incentive Stock Option (the “Option”) with respect to 200,000 shares of the Common Stock, stated value $0.10 per share, of the Company (“Common Stock”) at an exercise price of $ per share (“Exercise Price”). The Option granted hereunder is issued under and subject to the terms of the Company’s Equity Incentive Plan (the “Plan”), which is incorporated into this Agreement by reference, and the terms and provisions of this Agreement, all in accordance with the Employment Agreement entered into between the Company and the Grantee dated March 14, 2013 (the “Employment Agreement”). Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Plan and the Employment Agreement. If there is any conflict between the provisions of this Agreement, the Plan and the Employment Agreement, the provisions of the Employment Agreement shall control. The Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, although the Company makes no representation or guarantee that the Option will qualify as an Incentive Stock Option.

2. Vesting. Except as provided in Section 3 below, the Option shall vest and become exercisable as follows subject to the continued employment of the Grantee on the respective vesting date:

Date of Grant	— 50,000 shares
First anniversary of Date of Grant	— 50,000 shares
Second anniversary of Date of Grant	— 50,000 shares
Third anniversary of Date of Grant	— 50,000 shares

To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under all plans of the Company and its affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

3. Accelerated Vesting Provisions; Termination of Option.

(a)	Normal Expiration Date. Unless an earlier expiration date is specified in this Section 3, the Option shall terminate on the tenth anniversary of the Date of Grant and not be exercisable thereafter.

(b)	Termination without Cause or for Good Reason. If the Grantee’s employment is terminated by the Company without Cause or by the Grantee for Good Reason (in either case, within the meaning of and as described in the Employment Agreement), then (i) to the extent not previously vested, the Option shall become immediately vested on the date of termination of employment, and (ii) the Option shall be exercisable for the remainder of its ten-year term.

(A)	Termination for Cause or without Good Reason. In the event that, before the Option is fully vested, the Company terminates the employment of the Grantee for Cause or the Grantee terminates his employment without Good Reason, the portion of the Option that has not yet vested shall immediately terminate and be forfeited and, to the extent not previously exercised, the vested portion of the Option will continue to be exercisable until the earlier expiration date determined under and in accordance with the applicable terms and conditions of Section 4(A) of the Employment Agreement (as they pertain to a termination for Cause or without Good Reason).

(B)	Death or Disability. If the Grantee’s employment is terminated by reason of death or Disability (within the meaning of the Employment Agreement), any previously unvested portion of the Option shall become vested on the date of termination of employment to the same extent as if the Grantee had competed an additional two years of service with the Company after the Termination Date and, to the extent vested, shall be exercisable for one year after the Termination Date or the expiration of the ten-year term of the Option, whichever is shorter.

4. Transferability. The Option shall not be transferable other than to a designated beneficiary in the event of the Grantee’s death as set forth below or by will or by the laws of descent or distribution and shall be exercisable during the Grantee’s lifetime, subject to Section 3, only by the Grantee. The Grantee acknowledges and agrees that a violation of this Section 4 will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, the Grantee agrees that the Company shall be entitled to an injunction, restraining order or other equitable relief, without the posting of any bond, to prevent the breach of this Section 4 and to enforce the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity. If the Grantee dies before the expiration of the Option, the Grantee’s designated beneficiary shall succeed to the Grantee’s rights with respect to the Option, subject to the provisions hereof. For this purpose, the Grantee may designate a beneficiary in writing to the Company and may change a previous designation in the same manner. If no beneficiary is designated or if no designated beneficiary shall the Grantee, then the Grantee’s estate will be deemed to be his designated beneficiary.

5. Restrictions on Exercise. The Option may be exercised only with respect to full shares of Common Stock. The shares covered by the Option have been registered under the Securities Act of 1933, as amended, on Form S-8 covering the Plan. The Company shall keep such registration statement effective until all the Grantee’s shares of Common Stock covered thereby may be sold without restriction pursuant to Rule 144 under the Securities Act of 1933, as amended.

6. Exercise and Tax Withholding.

(a)	Exercise. The Option may be exercised by giving written notice to the Secretary of the Company which shall specify the number of shares of Common Stock to be purchased. The exercise price of the Option shall be paid in cash or, in the sole discretion of the Committee: (a) by the delivery of shares of Common Stock of the Company then owned by the Grantee; (b) to the extent the Option does not qualify as an Incentive Stock Option, by directing that the Company withhold shares otherwise deliverable upon exercise to satisfy the exercise price; or (c) by delivery of a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one of more brokerage firms. The Committee may prescribe any other methods of paying the exercise price that it determines is consistent with applicable law and the purpose of the Plan. The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary: (i) to evidence such exercise; and (ii) to comply with or satisfy the requirements of the Securities Act of 1933, applicable state securities laws or any other applicable law.

(b)	Withholding. If tax withholding is required on the exercise of the Option, the Grantee is required to remit to the Company an amount sufficient to satisfy any statutory U.S. federal, state and local tax withholding requirements with respect thereto (“Withholding Taxes”). Such remittance may be required prior to the issuance of any shares of Common Stock in respect of the exercise of the Option to the Grantee. Notwithstanding the foregoing, the Committee may, in its sole discretion, in lieu of all or any portion of a cash payment in respect of Withholding Taxes, permit the Grantee to elect to have the Company withhold cash or shares of Common Stock deliverable upon exercise of the Option having an aggregate Fair Market Value, determined on the date the obligation to withhold or pay such taxes arises, equal to the amount (or portion thereof) required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy the Grantee’s Withholding Tax obligation shall be disregarded and the remaining number of shares shall be delivered to the Grantee.

7. Adjustments.

(a)	The provisions of Sections 14.1 and 14.2 of the Plan are incorporated herein by reference to the extent applicable; provided that in no event will the Grantee be treated less favorably than any other Plan participants with respect to any adjustment or non-adjustment of the Option.

(b)	Notwithstanding the foregoing, if a Change of Control (as defined in the Employment Agreement) occurs and the outstanding Option is not assumed or converted into comparable awards with respect to stock of the acquiring or successor company (or parent thereof) , then, immediately prior to the Change of Control, the Option, whether or not previously vested, shall be converted into the right to receive cash or, at the election of the Grantee, consideration in a form that is pari passu with the form of consideration payable to the Company’s stockholders in exchange for their shares, in the amount, form, manner, time(s) of payment and otherwise upon the terms and conditions set forth in Section 4(D) of the Employment Agreement. If the Option is not assumed or converted (as described above), it may be canceled at the time of the Change of Control for no consideration if the per share exercise price of the Option is greater than such per share fair market value of the Company’s Common Stock (determined with regard to all per share consideration, including the value of any contingent and/or deferred consideration payable in the Change of Control transaction).

(c)	If, by reason of a change in capitalization described in this Section 7, the Grantee shall be entitled to new, additional or different shares of stock or securities of the Company or any other corporation in respect of this Option, in the event that the Option continues, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares of Common Stock subject to the Option, as the case may be, prior to such change in capitalization.

8. No Right to Continued Employment. Nothing contained in this Agreement shall confer upon the Grantee any right with respect to continuance of employment or service by the Company nor limit in any way the right of the Company to terminate or modify the employment or retention of the Grantee at any time, with or without Cause.

9. No Rights as Stockholder. The Grantee shall have no voting or other rights as a stockholder of the Company with respect to the shares of Common Stock underlying the Option until the exercise of the Option and the issuance of a certificate or certificates to him for Option shares in respect thereof. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

10. Limitations on Delivery of Certificates. The Company shall not be required to issue or deliver a certificate for Option shares hereunder unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, and the requirements of the exchange, if any, on which the Company’s shares of Common Stock may, at that time be listed.

11. Disposition of Common Stock. Notwithstanding anything contained in the Plan or herein to the contrary, in the event that the disposition of any shares acquired upon exercise of the Option is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The certificate evidencing any of such shares may contain a statement placed thereon to reflect their status as restricted securities as aforesaid. Notwithstanding the foregoing, nothing contained herein shall be deemed or construed to be a waiver or release of the Company’s registration obligations pursuant to Section 3(C) of the Employment Agreement, which shall remain in effect and absolute.

12. Miscellaneous.

(a)	Notices. All notices and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when: (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other party):

if to the Company, to it at:

Kid Brands, Inc., One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073Attention: Corporate Secretary, Fax no.: 201-405-7377, E-mail address: mgoldfarb@kidbrands.com.

if to the Grantee, to the Grantee at his principal residence as reflected in the records of the Company, with a copy to him at his principal business office during his employment with the Company or at raphael.benaroya@gmailcom.

Fax no.: (201) 568-4839.

Any notice received: (i) after 5:00 p.m. local time on any business day; or (ii) on a day that is not a business day, will be deemed to have been given on the next following business day.

(b)	Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c)	Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Grantee and the Company.

(d)	Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Grantee without the prior written consent of the Company.

(e)	Applicable Law. To the extent the federal laws of the United States do not otherwise control, this Agreement shall be governed by and construed in accordance with the law of the State of New York, regardless of conflicts of law principles thereof.

(f)	Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g)	Counterparts: Facsimiles. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Signatures by facsimile (including in Adobe Acrobat format) will be deemed to be original signatures for all purposes hereunder.

(h)	Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(i)	Tax Status of the Option. The Option is not intended to be treated as an arrangement that provides for a deferral of compensation subject to Section 409A of the Internal Revenue Code. This Agreement shall be construed and applied so as to ensure that the Option is not covered by Section 409A. The Option Exercise Price shall never become less than the Fair Market Value of the underlying shares of Common Stock on the date of grant.

(j)	Share Certificates. All references to shares of Common Stock or certificates in this Agreement shall refer to either shares represented by certificates or uncertificated shares, and no such reference shall be construed to require certificated shares or to grant additional or different rights or obligations as between the holders of certificated and uncertificated shares of the Company.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Incentive Stock Option Agreement as of the date first above written.

KID BRANDS, INC.

By:
Name:
Title:

GRANTEE

RAPHAEL BENAROYA

ATTACHMENT 2

[NQO]

KID BRANDS, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

Date of Grant: March    , 2013

NONQUALIFIED STOCK OPTION AGREEMENT (the “Agreement”) dated as of the date set forth above between Kid Brands, Inc., a New Jersey corporation (the “Company”), and Raphael Benaroya (the “Grantee”).

1. Confirmation of Grant; Exercise Price. The Company hereby confirms the grant to the Grantee, effective as of the date set forth above, of a Nonqualified Stock Option (the “Option”) with respect to 200,000 shares of the Common Stock, stated value $0.10 per share, of the Company (“Common Stock”) at an exercise price of $ per share (“Exercise Price”). The Option granted hereunder is granted pursuant to the terms of the Employment Agreement entered into between the Company and the Grantee dated March 14, 2013 (the “Employment Agreement”), but outside the terms of the Company’s Equity Incentive Plan (the “Plan”). Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Employment Agreement. If there is any conflict between the provisions of this Agreement and the Employment Agreement, the provisions of the Employment Agreement shall control. The Option is intended to be a nonqualified stock option for federal income tax purposes.

2. Vesting; Term. The Option is fully vested on the Date of Grant. Unless an earlier expiration date is specified in Section 3 below, the Option shall be exercisable at any time on or prior to the tenth anniversary of the Date of Grant and not be exercisable thereafter.

3. Termination of Employment.

(A) Termination without Cause or for Good Reason. If the Grantee’s employment is terminated by the Company without Cause or by the Grantee for Good Reason (in either case, within the meaning of and as described in the Employment Agreement), then the Option shall be exercisable for the remainder of its ten-year term.

(B) Termination for Cause or without Good Reason. If the Grantee’s employment is terminated by the Company without Cause or by the Grantee for Good Reason, the Option shall continue to be exercisable until its earlier expiration date, determined under and in accordance with the applicable terms and conditions of Section 4(A) of the Employment Agreement (as they pertain to a termination for Cause or without Good Reason).

(C) Death or Disability. If the Grantee’s employment is terminated by reason of death or Disability (within the meaning of the Employment Agreement), the Option shall be exercisable for one year after the Termination Date or the expiration of the ten-year term of the Option, whichever is shorter.

4. Transferability. Except as otherwise provided herein, the Option shall not be transferable other than to a designated beneficiary in the event of the Grantee’s death as set forth below or by will or by the laws of descent or distribution and shall be exercisable during the Grantee’s lifetime, subject to Section 3, only by the Grantee. The Grantee acknowledges and agrees that a violation of this Section 4 will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, the Grantee agrees that the Company shall be entitled to an injunction, restraining order or other equitable relief, without the posting of any bond, to prevent the breach of this Section 4 and to enforce the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity. Notwithstanding the foregoing, the Option may be transferred by a gift to a member of the Grantee’s Immediate Family or trusts for their benefit, subject to the restrictions set forth herein. “Immediate Family” shall mean a person’s spouse, parents, children, grandchildren, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law. If the Grantee dies before the expiration of the Option, the Grantee’s designated beneficiary shall succeed to the Grantee’s rights with respect to the Option, subject to the provisions hereof. For this purpose, the Grantee may designate a beneficiary in writing to the Company and may change a previous designation in the same manner. If no beneficiary is designated or if no designated beneficiary shall survive the Grantee, then the Grantee’s estate will be deemed to be his designated beneficiary.

5. Restrictions on Exercise. The Option may be exercised only with respect to full shares of Common Stock.

The Company shall register the shares covered by the Option at the Company’s expense on a Form S-8 within 30 days of the Grantee’s Commencement Date under the Employment Agreement and keep such registration statement effective until all the Grantee’s shares of Common Stock covered thereby may be sold without restriction pursuant to Rule 144 under the Securities Act of 1933, as amended.

6. Exercise and Tax Withholding.

(A) Exercise. The Option may be exercised by giving written notice to the Secretary of the Company which shall specify the number of shares of Common Stock to be purchased. The exercise price of the Option shall be paid in cash or, in the sole discretion of the Committee: (a) by the delivery of shares of Common Stock of the Company then owned by the Grantee; (b) by directing that the Company withhold shares otherwise deliverable upon exercise to satisfy the exercise price; or (c) by delivery of a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may permit any other method of paying the exercise price that it determines is consistent with applicable law and the purpose of the Option. The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary: (i) to evidence such exercise; and (ii) to comply with or satisfy the requirements of the Securities Act of 1933, applicable state securities laws or any other applicable law.

(B) Withholding. If tax withholding is required on the exercise of the Option, the Grantee is required to remit to the Company an amount sufficient to satisfy any statutory U.S. federal, state and local tax withholding requirements with respect thereto (“Withholding Taxes”). Such remittance may be required prior to the issuance of any shares of Common Stock in respect of the exercise of the Option to the Grantee. Notwithstanding the foregoing, the Committee may, in its sole discretion, in lieu of all or any portion of a cash payment in respect of Withholding Taxes, permit the Grantee to elect to have the Company withhold cash or shares of Common Stock deliverable upon exercise of the Option having an aggregate Fair Market Value, determined on the date the obligation to withhold or pay such taxes arises, equal to the amount (or portion thereof) required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy the Grantee’s Withholding Tax obligation shall be disregarded and the remaining number of shares shall be delivered to the Grantee.

7. Adjustments.

(A) The provisions of Sections 14.1 and 14.2 of the Plan are incorporated herein by reference to the extent applicable; provided that in no event will the Grantee be treated less favorably than any other Plan participants with respect to any adjustment or non-adjustment of the Option.

(B) Notwithstanding the foregoing, if a Change of Control (as defined in the Employment Agreement) occurs and the outstanding Option is not assumed or converted into comparable awards with respect to stock of the acquiring or successor company (or parent thereof), then, immediately prior to the Change of Control, the Option, whether or not previously vested, shall be converted into the right to receive cash or, at the election of the Grantee, consideration in a form that is pari passu with the form of consideration payable to the Company’s stockholders in exchange for their shares, in the amount, form, manner, time(s) of payment and otherwise upon the terms and conditions set forth in Section 4(D) of the Employment Agreement. If the Option is not assumed or converted (as described above), it may be canceled at the time of the Change of Control for no consideration if the per share exercise price of the Option is greater than such per share fair market value of the Company’s Common Stock (determined with regard to all per share consideration, including the value of any contingent and/or deferred consideration payable in the Change of Control transaction).

(C) If, by reason of a change in capitalization described in this Section 7, the Grantee shall be entitled to new, additional or different shares of stock or securities of the Company or any other corporation in respect of this Option, in the event that the Option continues, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares of Common Stock subject to the Option, as the case may be, prior to such change in capitalization.

8. No Right to Continued Employment. Nothing contained in this Agreement shall confer upon the Grantee any right with respect to continuance of employment or service by the Company nor limit in any way the right of the Company to terminate or modify the employment or retention of the Grantee at any time, with or without Cause.

9. No Rights as Stockholder. The Grantee shall have no voting or other rights as a stockholder of the Company with respect to the shares of Common Stock underlying the Option until the exercise of the Option and the issuance of a certificate or certificates to him for Option shares in respect thereof. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

10. Disposition of Common Stock. Notwithstanding anything contained herein to the contrary, in the event that the disposition of any shares acquired upon exercise of the Option is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The certificate evidencing any of such shares may contain a statement placed thereon to reflect their status as restricted securities as aforesaid. Notwithstanding the foregoing, nothing contained herein shall be deemed or construed to be a waiver or release of the Company’s registration obligations pursuant to Section 3(C) of the Employment Agreement, which shall remain in effect and absolute.

11. Limitations on Delivery of Certificates. The Company shall not be required to issue or deliver a certificate for Option shares hereunder unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, and the requirements of the exchange, if any, on which the Company’s shares of Common Stock may, at that time be listed.

12.	Miscellaneous.

(A) Notices. All notices and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when: (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other party):

if to the Company, to it at:

Kid Brands, Inc.

One Meadowlands Plaza, 8th Floor

East Rutherford, New Jersey 07073

Attention: Corporate Secretary

Fax no.: 201-405-7377

E-mail address: mgoldfarb@kidbrands.com

if to the Grantee, to the Grantee at his principal residence as reflected in the records of the Company, with a copy to him at his principal business office during his employment with the Company or at raphael.benaroya@gmailcom.

Fax no.: (201) 568-4839.

Any notice received: (i) after 5:00 p.m. local time on any business day; or (ii) on a day that is not a business day, will be deemed to have been given on the next following business day.

(B) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(C) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Grantee and the Company.

(D) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Grantee without the prior written consent of the Company.

(E) Applicable Law. To the extent the federal laws of the United States do not otherwise control, this Agreement shall be governed by and construed in accordance with the law of the State of New York, regardless of conflicts of law principles thereof.

(F) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(G) Counterparts: Facsimiles. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Signatures by facsimile (including in Adobe Acrobat format) will be deemed to be original signatures for all purposes hereunder.

(H) Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(I) Tax Status of the Option. The Option is not intended to be treated as an arrangement that provides for a deferral of compensation subject to Section 409A of the Internal Revenue Code. This Agreement shall be construed and applied so as to ensure that the Option is not covered by Section 409A; and this Agreement shall be deemed amended to the extent reasonably necessary, as determined by the Committee in its sole discretion, to exclude the Option from the application of Section 409A or to comply with Section 409A, if necessary. The Option Exercise Price shall never become less than the Fair Market Value of the underlying shares of Common Stock on the date of grant.

(J) Share Certificates. All references to shares of Common Stock or certificates in this Agreement shall refer to either shares represented by certificates or uncertificated shares, and no such reference shall be construed to require certificated shares or to grant additional or different rights or obligations as between the holders of certificated and uncertificated shares of the Company.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Nonqualified Stock Option Agreement as of the date first above written.

KID BRANDS, INC.

By:
Name:
Title:

GRANTEE

RAPHAEL BENAROYA

ATTACHMENT 3

[SAR]

KID BRANDS, INC.

STOCK APPRECIATION RIGHT AGREEMENT

Date of Grant: March    , 2013

STOCK APPRECIATION RIGHT AGREEMENT (the “Agreement”) dated as of the date set forth above between Kid Brands, Inc., a New Jersey corporation (the “Company”), and Raphael Benaroya (the “Grantee”).

1. Confirmation of Grant; Exercise Price. The Company hereby confirms the grant to the Grantee, effective as of the date set forth above, of 600,000 Stock Appreciation Rights (the “SARs”) at an exercise price of $ per SAR (“Exercise Price”). The SARs granted hereunder are granted pursuant to the terms of the Employment Agreement entered into between the Company and the Grantee dated March 14, 2013 (the “Employment Agreement”), and under the terms of the Company’s Equity Incentive Plan (the “Plan”). Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Employment Agreement and the Plan. If there is any conflict between the provisions of this Agreement, the Plan and the Employment Agreement, the provisions of the Employment Agreement shall control.

2. Replacement Options. Notwithstanding anything to the contrary contained herein, if and when the requisite stockholder approval described in Section 3(C)(iii) of the Employment Agreement is obtained, any unexercised SARs will be converted into non-qualified stock options for shares of Company Common Stock on a one-for-one basis under the Plan at the Exercise Price and upon substantially the same other terms and conditions as the Cash SARs, all in accordance with said Section 3(C)(iii), in which case all references in this Agreement to the Cash SARs or SARs will be deemed to refer to such non-qualified stock options (“Replacement Options”). For the sake of clarity, if the requisite stockholder approval is not obtained, the Cash SARs will continue in full force and effect and will not be deemed to have become the Replacement Options. If the SARs are converted into Replacement Options, the shares covered by such Options will be registered shares under the Securities Act of 1933, as amended, pursuant to the Form S-8 registration statement covering the Plan. The Company shall keep such registration statement effective until all the Grantee’s shares of Common Stock covered thereby may be sold without restriction pursuant to Rule 144 under the Securities Act of 1933, as amended. The conversion of SARs for Replacement Options must be for all and not a portion of the unexercised SARs, and once the SARs are converted into Replacement Options, the SARs shall no longer exist or be exercisable

3. Vesting. Except as provided in Section 3 below, the SARs shall vest as follows:

24 consecutive monthly installments starting on the last day of the calendar month in which the Date of Grant occurs and, thereafter	15,625 SARs per month
24 Consecutive monthly installments starting on the last day of the calendar month in which the second anniversary of the Date of Grant occurs.	9,375 SARs per month

Each SAR shall be exercisable solely for cash in an amount equal to the excess of the Fair Market Value per share of Company Common Stock on the date of exercise over the Exercise Price per share set forth in Section 1 above, unless outstanding SARs are converted into nonqualified stock options in accordance with the provisions of Section 2 above.

4. Accelerated Vesting Provisions; Termination of SARs.

(a) Normal Expiration Date. Unless an earlier expiration date is specified in this Section 3, the SARs shall terminate on the tenth anniversary of the Date of Grant and not be exercisable thereafter.

(b) Termination of Employment without Cause or for Good Reason. If the Grantee’s employment is terminated by the Company without Cause or by the Grantee for Good Reason (in either case, within the meaning of and as described in the Employment Agreement), then (i) any unvested SARs shall become immediately vested on the date of termination of employment, and (ii) all outstanding SARs shall be exercisable for the remainder of their ten-year term. Notwithstanding the foregoing, if the Grantee’s employment is terminated without Cause prior to the first anniversary of his Commencement Date, the Grantee will forfeit 250,000 of the SARs if (and only if) such forfeiture is mandated by the applicable provisions of Section 4(B) of the Employment Agreement.

(c) Termination of Employment for Cause or without Good Reason. In the event that, before the SARs are fully vested, the Company terminates the employment of the Grantee for Cause or the Grantee terminates his employment without Good Reason, the portion of the SARs that have not yet vested shall immediately terminate and be forfeited and, to the extent not previously exercised, the vested portion of the SARs will continue to be exercisable until the earlier expiration date determined under and in accordance with the applicable terms and conditions of Section 4(A) of the Employment Agreement (as they pertain to a termination for Cause or without Good Reason).

(d) Special Payment Provision. If the Cash SARs are not converted into Replacement Options, and if the Company fails to promptly make payment to the Grantee in cash upon exercise of all or any part of the vested Cash SARs at a time when such payment would cause an Event of Default under the Salus Credit Agreement, the rights and obligations of the Company (or any successor or acquiring company or parent thereof) and of the Grantee shall be subject to the applicable terms and conditions of the Employment Agreement.

(e) Death or Disability. If the Grantee’s employment is terminated by reason of death or Disability (within the meaning of the Employment Agreement), any unvested SARs shall become vested on the date of termination of employment to the same extent as if the Grantee had competed an additional two years of service with the Company after the Termination Date and shall be exercisable for one year after the Termination Date or the expiration of the term of the SARs, whichever is shorter. The remaining unvested SARs shall be forfeited.

5. Transferability. Except as otherwise provided herein, the SARs shall not be transferable other than to a designated beneficiary in the event of the Grantee’s death as set forth below or by will or by the laws of descent or distribution and shall be exercisable during the Grantee’s lifetime, subject to Section 3, only by the Grantee. The Grantee acknowledges and agrees that a violation of this Section 4 will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, the Grantee agrees that the Company shall be entitled to an injunction, restraining order or other equitable relief, without the posting of any bond, to prevent the breach of this Section 4 and to enforce the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity. Notwithstanding the foregoing, the SARs may be transferred by a gift to a member of the Grantee’s Immediate Family or trusts for their benefit, subject to the restrictions set forth herein. “Immediate Family” shall mean a person’s spouse, parents, children, grandchildren, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law. If the Grantee dies before the expiration of the SARs, the Grantee’s designated beneficiary shall succeed to the Grantee’s rights with respect to the SARs, subject to the provisions hereof. For this purpose, the Grantee may designate a beneficiary in writing to the Company and may change a previous designation in the same manner. If no beneficiary is designated or if no designated beneficiary shall survive the Grantee, then the Grantee’s estate will be deemed to be his designated beneficiary.

6. Restrictions on Exercise. The SARs may be exercised only with respect to full shares of Common Stock.

7. Exercise and Tax Withholding.

(a) Exercise. Vested SARs may be exercised in whole or in part by giving written notice to the Secretary of the Company which shall specify the number of SARs to be exercised. On or within five days after any such exercise, the Company shall pay to the Grantee an amount equal to the number of SARs being exercised multiplied by the excess of the Fair Market Value per share of Common Stock on the exercise date (determined in accordance with the Plan) over the Exercise Price, less applicable withholding taxes (which taxes shall be remitted by the Company to the applicable tax authority). Upon an exercise of vested Replacement Options, if any, the exercise price for the shares covered by such exercise shall be paid in cash or, in the sole discretion of the Committee: (a) by the delivery of shares of Common Stock of the Company then owned by the Grantee; (b) by directing that the Company withhold shares otherwise deliverable upon exercise to satisfy the exercise price; or (c) by delivery of a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines is consistent with applicable law and the purpose of the Plan. The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary: (i) to evidence such exercise; and (ii) to comply with or satisfy the requirements of the Securities Act of 1933, applicable state securities laws or any other applicable law.

(b) Withholding. If tax withholding is required on the exercise of Replacement Options, the Grantee is required to remit to the Company an amount sufficient to satisfy any statutory U.S. federal, state and local tax withholding requirements with respect thereto (“Withholding Taxes”). Such remittance may be required prior to the issuance of any shares of Common Stock in respect of the exercise of the Replacement Option to the Grantee. Notwithstanding the foregoing, the Committee may, in its sole discretion, in lieu of all or any portion of a cash payment in respect of Withholding Taxes, permit the Grantee to elect to have the Company withhold shares of Common Stock deliverable upon exercise of the Replacement Option having an aggregate Fair Market Value, determined on the date the obligation to withhold or pay such taxes arises, equal to the amount (or portion thereof) required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy the Grantee’s Withholding Tax obligation shall be disregarded and the remaining number of shares shall be delivered to the Grantee.

8. Adjustments.

(a) The provisions of Sections 14.1 and 14.2 of the Plan are incorporated herein by reference to the extent applicable; provided that in no event will the Grantee be treated less favorably than any other Plan participants with respect to any adjustment or non-adjustment of the Option.

(b) Notwithstanding the foregoing, if a Change of Control (as defined in the Employment Agreement) occurs and the outstanding SARs are not assumed or converted into comparable awards with respect to stock of the acquiring or successor company (or parent thereof), then, immediately prior to the Change of Control, the SARs, whether or not previously vested, shall be converted into the right to receive cash or, at the election of the Grantee, consideration in a form that is pari passu with the form of consideration payable to the Company’s stockholders in exchange for their shares, in the amount, form, manner, time(s) of payment and otherwise upon the terms and conditions set forth in Section 4(D) of the Employment Agreement. If the SARs are not assumed or converted (as described above), it may be canceled at the time of the Change of Control for no consideration if the per share exercise price of the SARs are greater than such per share fair market value of the Company’s Common Stock (determined with regard to all per share consideration, including the value of any contingent and/or deferred consideration payable in the Change of Control transaction).

(c) If, by reason of a change in capitalization described in this Section 8, the Grantee shall be entitled to new, additional or different shares of stock or securities of the Company or any other corporation in respect of these SARs, in the event that the SARs continue, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares of Common Stock subject to the SARs, as the case may be, prior to such change in capitalization.

9. No Right to Continued Employment. Nothing contained in this Agreement shall confer upon the Grantee any right with respect to continuance of employment or service by the Company nor limit in any way the right of the Company to terminate or modify the employment or retention of the Grantee at any time, with or without Cause.

10. No Rights as Stockholder. The Grantee shall have no voting or other rights as a stockholder of the Company with respect to the shares of Common Stock underlying a Replacement Option until the exercise of the Replacement Option and the issuance of a certificate or certificates to him for Replacement Option shares in respect thereof. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

11. Limitations on Delivery of Certificates. The Company shall not be required to issue or deliver a certificate for Replacement Option shares hereunder unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, and the requirements of the exchange, if any, on which the Company’s shares of Common Stock may, at that time be listed.

12. Disposition of Common Stock. Notwithstanding anything contained in the Plan or herein to the contrary, in the event that the disposition of any shares acquired upon exercise of the Replacement Option is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The certificate evidencing any of such shares may contain a statement placed thereon to reflect their status as restricted securities as aforesaid. Notwithstanding the foregoing, nothing contained herein shall be deemed or construed to be a waiver or release of the Company’s registration obligations pursuant to Section 3(C) of the Employment Agreement, which shall remain in effect and absolute.

13.	Miscellaneous.

(a) Notices. All notices and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when: (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other party):

if to the Company, to it at:

Kid Brands, Inc.

One Meadowlands Plaza, 8th Floor

East Rutherford, New Jersey 07073

Attention: Corporate Secretary

Fax no.: 201-405-7377

E-mail address: mgoldfarb@kidbrands.com

if to the Grantee, to the Grantee at his principal residence as reflected in the records of the Company, with a copy to him at his principal business office during his employment with the Company or at raphael.benaroya@gmailcom.

Fax no.: (201) 568-4839.

Any notice received: (i) after 5:00 p.m. local time on any business day; or (ii) on a day that is not a business day, will be deemed to have been given on the next following business day.

(b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Grantee and the Company.

(d) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Grantee without the prior written consent of the Company.

(e) Applicable Law. To the extent the federal laws of the United States do not otherwise control, this Agreement shall be governed by and construed in accordance with the law of the State of New York, regardless of conflicts of law principles thereof.

(f) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g) Counterparts: Facsimiles. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Signatures by facsimile (including in Adobe Acrobat format) will be deemed to be original signatures for all purposes hereunder.

(h) Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(i) Tax Status of SARs. The SARs are not intended to be treated as an arrangement that provides for a deferral of compensation subject to Section 409A of the Internal Revenue Code. This Agreement shall be construed and applied so as to ensure that the SARs are not covered by Section 409A. The exercise price of the SARs/Replacement Option shall never become less than the Fair Market Value of the underlying shares of Common Stock on the date of grant.

(j) Share Certificates. All references to shares of Common Stock or certificates in this Agreement shall refer to either shares represented by certificates or uncertificated shares, and no such reference shall be construed to require certificated shares or to grant additional or different rights or obligations as between the holders of certificated and uncertificated shares of the Company.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Stock Appreciation Agreement as of the date first above written.

KID BRANDS, INC.

By:
Name:
Title:

GRANTEE

RAPHAEL BENAROYA

APPENDIX B

KID BRANDS, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

Date of Grant: March 15, 2013

NONQUALIFIED STOCK OPTION AGREEMENT (the “Agreement”) dated as of the date set forth above between Kid Brands, Inc., a New Jersey corporation (the “Company”), and Raphael Benaroya (the “Grantee”).

Confirmation of Grant; Exercise Price. The Company hereby confirms the grant to the Grantee, effective as of the date set forth above, of a Nonqualified Stock Option (the “Option”) with respect to 200,000 shares of the Common Stock, stated value $0.10 per share, of the Company (“Common Stock”) at an exercise price of $1.51 per share (“Exercise Price”). The Option granted hereunder is granted pursuant to the terms of the Employment Agreement entered into between the Company and the Grantee dated March 14, 2013 (the “Employment Agreement”), but outside the terms of the Company’s Equity Incentive Plan (the “Plan”). Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Employment Agreement. If there is any conflict between the provisions of this Agreement and the Employment Agreement, the provisions of the Employment Agreement shall control. The Option is intended to be a nonqualified stock option for federal income tax purposes.

1. Vesting; Term. The Option is fully vested on the Date of Grant. Unless an earlier expiration date is specified in Section 3 below, the Option shall be exercisable at any time on or prior to the tenth anniversary of the Date of Grant and not be exercisable thereafter.

2. Termination of Employment.

(a) Termination without Cause or for Good Reason. If the Grantee’s employment is terminated by the Company without Cause or by the Grantee for Good Reason (in either case, within the meaning of and as described in the Employment Agreement), then the Option shall be exercisable for the remainder of its ten-year term.

(b) Termination for Cause or without Good Reason. If the Grantee’s employment is terminated by the Company without Cause or by the Grantee for Good Reason, the Option shall continue to be exercisable until its earlier expiration date, determined under and in accordance with the applicable terms and conditions of Section 4(A) of the Employment Agreement (as they pertain to a termination for Cause or without Good Reason).

(c) Death or Disability. If the Grantee’s employment is terminated by reason of death or Disability (within the meaning of the Employment Agreement), the Option shall be exercisable for one year after the Termination Date or the expiration of the ten-year term of the Option, whichever is shorter.

3. Transferability. Except as otherwise provided herein, the Option shall not be transferable other than to a designated beneficiary in the event of the Grantee’s death as set forth below or by will or by the laws of descent or distribution and shall be exercisable during the Grantee’s lifetime, subject to Section 3, only by the Grantee. The Grantee acknowledges and agrees that a violation of this Section 4 will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, the Grantee agrees that the Company shall be entitled to an injunction, restraining order or other equitable relief, without the posting of any bond, to prevent the breach of this Section 4 and to enforce the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity. Notwithstanding the foregoing, the Option may be transferred by a gift to a member of the Grantee’s Immediate Family or trusts for their benefit, subject to the restrictions set forth herein. “Immediate Family” shall mean a person’s spouse, parents, children, grandchildren, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law. If the Grantee dies before the expiration of the Option, the Grantee’s designated beneficiary shall succeed to the Grantee’s rights with respect to the Option, subject to the provisions hereof. For this purpose, the Grantee may designate a beneficiary in writing to the Company and may change a previous designation in the same manner. If no beneficiary is designated or if no designated beneficiary shall survive the Grantee, then the Grantee’s estate will be deemed to be his designated beneficiary.

4. Restrictions on Exercise. The Option may be exercised only with respect to full shares of Common Stock.

The Company shall register the shares covered by the Option at the Company’s expense on a Form S-8 within 30 days of the Grantee’s Commencement Date under the Employment Agreement and keep such registration statement effective until all the Grantee’s shares of Common Stock covered thereby may be sold without restriction pursuant to Rule 144 under the Securities Act of 1933, as amended.

5. Exercise and Tax Withholding.

(a) Exercise. The Option may be exercised by giving written notice to the Secretary of the Company which shall specify the number of shares of Common Stock to be purchased. The exercise price of the Option shall be paid in cash or, in the sole discretion of the Committee: (a) by the delivery of shares of Common Stock of the Company then owned by the Grantee; (b) by directing that the Company withhold shares otherwise deliverable upon exercise to satisfy the exercise price; or (c) by delivery of a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may permit any other method of paying the exercise price that it determines is consistent with applicable law and the purpose of the Option. The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary: (i) to evidence such exercise; and (ii) to comply with or satisfy the requirements of the Securities Act of 1933, applicable state securities laws or any other applicable law.

(b) Withholding. If tax withholding is required on the exercise of the Option, the Grantee is required to remit to the Company an amount sufficient to satisfy any statutory U.S. federal, state and local tax withholding requirements with respect thereto (“Withholding Taxes”). Such remittance may be required prior to the issuance of any shares of Common Stock in respect of the exercise of the Option to the Grantee. Notwithstanding the foregoing, the Committee may, in its sole discretion, in lieu of all or any portion of a cash payment in respect of Withholding Taxes, permit the Grantee to elect to have the Company withhold cash or shares of Common Stock deliverable upon exercise of the Option having an aggregate Fair Market Value, determined on the date the obligation to withhold or pay such taxes arises, equal to the amount (or portion thereof) required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy the Grantee’s Withholding Tax obligation shall be disregarded and the remaining number of shares shall be delivered to the Grantee.

6. Adjustments.

(a) The provisions of Sections 14.1 and 14.2 of the Plan are incorporated herein by reference to the extent applicable; provided that in no event will the Grantee be treated less favorably than any other Plan participants with respect to any adjustment or non-adjustment of the Option.

(b) Notwithstanding the foregoing, if a Change of Control (as defined in the Employment Agreement) occurs and the outstanding Option is not assumed or converted into comparable awards with respect to stock of the acquiring or successor company (or parent thereof), then, immediately prior to the Change of Control, the Option, whether or not previously vested, shall be converted into the right to receive cash or, at the election of the Grantee, consideration in a form that is pari passu with the form of consideration payable to the Company’s stockholders in exchange for their shares, in the amount, form, manner, time(s) of payment and otherwise upon the terms and conditions set forth in Section 4(D) of the Employment Agreement. If the Option is not assumed or converted (as described above), it may be canceled at the time of the Change of Control for no consideration if the per share exercise price of the Option is greater than such per share fair market value of the Company’s Common Stock (determined with regard to all per share consideration, including the value of any contingent and/or deferred consideration payable in the Change of Control transaction).

(c) If, by reason of a change in capitalization described in this Section 7, the Grantee shall be entitled to new, additional or different shares of stock or securities of the Company or any other corporation in respect of this Option, in the event that the Option continues, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares of Common Stock subject to the Option, as the case may be, prior to such change in capitalization.

7. No Right to Continued Employment. Nothing contained in this Agreement shall confer upon the Grantee any right with respect to continuance of employment or service by the Company nor limit in any way the right of the Company to terminate or modify the employment or retention of the Grantee at any time, with or without Cause.

8. No Rights as Stockholder. The Grantee shall have no voting or other rights as a stockholder of the Company with respect to the shares of Common Stock underlying the Option until the exercise of the Option and the issuance of a certificate or certificates to him for Option shares in respect thereof. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

9. Disposition of Common Stock. Notwithstanding anything contained herein to the contrary, in the event that the disposition of any shares acquired upon exercise of the Option is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The certificate evidencing any of such shares may contain a statement placed thereon to reflect their status as restricted securities as aforesaid. Notwithstanding the foregoing, nothing contained herein shall be deemed or construed to be a waiver or release of the Company’s registration obligations pursuant to Section 3(C) of the Employment Agreement, which shall remain in effect and absolute.

10. Limitations on Delivery of Certificates. The Company shall not be required to issue or deliver a certificate for Option shares hereunder unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, and the requirements of the exchange, if any, on which the Company’s shares of Common Stock may, at that time be listed.

11.	Miscellaneous.

(a) Notices. All notices and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when: (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other party):

if to the Company, to it at:

Kid Brands, Inc.

One Meadowlands Plaza, 8th Floor

East Rutherford, New Jersey 07073

Attention: Corporate Secretary

Fax no.: 201-405-7377

E-mail address: mgoldfarb@kidbrands.com

if to the Grantee, to the Grantee at his principal residence as reflected in the records of the Company, with a copy to him at his principal business office during his employment with the Company or at raphael.benaroya@gmailcom.

Fax no.: (201) 568-4839.

Any notice received: (i) after 5:00 p.m. local time on any business day; or (ii) on a day that is not a business day, will be deemed to have been given on the next following business day.

(b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Grantee and the Company.

(d) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Grantee without the prior written consent of the Company.

(e) Applicable Law. To the extent the federal laws of the United States do not otherwise control, this Agreement shall be governed by and construed in accordance with the law of the State of New York, regardless of conflicts of law principles thereof.

(f) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g) Counterparts: Facsimiles. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Signatures by facsimile (including in Adobe Acrobat format) will be deemed to be original signatures for all purposes hereunder.

(h) Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(i) Tax Status of the Option. The Option is not intended to be treated as an arrangement that provides for a deferral of compensation subject to Section 409A of the Internal Revenue Code. This Agreement shall be construed and applied so as to ensure that the Option is not covered by Section 409A; and this Agreement shall be deemed amended to the extent reasonably necessary, as determined by the Committee in its sole discretion, to exclude the Option from the application of Section 409A or to comply with Section 409A, if necessary. The Option Exercise Price shall never become less than the Fair Market Value of the underlying shares of Common Stock on the date of grant.

(j) Share Certificates. All references to shares of Common Stock or certificates in this Agreement shall refer to either shares represented by certificates or uncertificated shares, and no such reference shall be construed to require certificated shares or to grant additional or different rights or obligations as between the holders of certificated and uncertificated shares of the Company.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Nonqualified Stock Option Agreement as of the date first above written.

KID BRANDS, INC.

By:	/s/ Frederick Horowitz
Name: Frederick Horowitz
Title: Chair, Compensation Committee

GRANTEE

/s/ Raphael Benaroya
RAPHAEL BENAROYA

APPENDIX C

KID BRANDS, INC.

2013 EQUITY INCENTIVE PLAN

1. Purpose. The Kid Brands, Inc. 2013 Equity Incentive Plan (as amended and in effect from time to time, the “Plan”) is intended to provide incentives to allow the Company to attract, retain and motivate highly competent persons who provide services to Kid Brands, Inc., a New Jersey corporation (the “Company”), and its subsidiaries, by providing them with the right to acquire a proprietary interest in the long-term success of the Company, and to reward their performance. The Plan shall serve as the successor to the Company’s Equity Incentive Plan (the “Prior Plan”), and no further awards shall be granted under the Prior Plan after the Plan Effective Date. All awards outstanding under the Prior Plan on the Plan Effective Date shall continue to be governed solely by the terms of the documents evidencing such award, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such awards.

2. Certain Definitions.

2.1 “Award” shall have the meaning ascribed to it in Section 5 hereof.

2.2 “Award Agreement” shall have the meaning ascribed to it in Section 5 hereof.

2.3 “Board” shall mean the Board of Directors of the Company as constituted from time to time.

2.4 “Business Combination” shall mean the consummation of a reorganization, merger, share exchange or consolidation, or sale of Common Stock if, in each case following such consummation, the outstanding shares of Common Stock are converted into cash, property or securities of any issuer other than the Company. There may be successive Business Combinations.

2.5 “Cause” shall mean: (a) a Participant’s willful or grossly negligent failure to perform such Participant’s duties, (b) misconduct, including, but not limited to, any unauthorized disclosure of any Participating Company’s non-public information, or (c) any other conduct intended to, or which the Company determines has or is reasonably likely to, adversely affect the interests of any Participating Company, including, but not limited to, commission of, or indictment or conviction for, or enter of a plea of nolo contendere with respect to, any criminal act; provided, that, notwithstanding the foregoing, if a Participant has an employment or retention agreement with a Participating Company that defines “Cause” for termination, the definition of “Cause” used in such agreement shall be substituted for the foregoing.

2.6 “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.7 “Committee” shall mean the Committee described in Section 3.1 hereof to administer the Plan.

2.8 “Common Stock” shall mean the common stock of the Company, $.10 stated value per share (as such stated value may be adjusted from time to time), or any securities issued in respect thereof by the Company as a result of an event described in Section 14 hereof.

2.9 “Company” shall mean Kid Brands, Inc., a New Jersey corporation.

2.10 “Consultant” shall mean any consultant or adviser to a Participating Company if: (i) the consultant or adviser is a natural person, (ii) the consultant or adviser renders bona fide services to a Participating Company, and (iii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.11 “Date of Grant” shall mean the date designated by the Committee as the date of an Award hereunder, which shall not be earlier than the date the Committee authorizes (by resolution or written action) the grant of such Award, notwithstanding the date of any Award Agreement evidencing such Award. In the absence of a designated date or fixed method of computing such date being specifically set forth in the Committee’s resolution, then the Date of Grant shall be the date of the Committee’s resolution or action. The Committee may grant Awards (other than Incentive Stock Options) to Eligible Employees or to persons who are about to become employees of a Participating Company, to be effective and deemed to be granted on the occurrence of certain specified contingencies, provided that if the Award is granted to either: (i) a person who is about to become an employee or Consultant of a Participating Company, or (ii) a person who is about to become a Non-Employee Director of the Company, such specified contingencies shall include, without limitation, that such person becomes an employee or Consultant of a Participating Company or a member of the Board, as applicable.

2.12 “Disability” shall mean a physical or mental incapacity of a Participant which renders such Participant totally and permanently incapable of performing such Participant’s duties with a Participating Company, provided that proof of disability under the federal Social Security Act shall be conclusive evidence of Disability hereunder; and provided further, and notwithstanding the foregoing, if a Participant has an employment or retention agreement with a Participating Company, the definition of Disability used in such agreement, if any, shall be substituted for the foregoing. “Disabled” shall mean having a Disability.

2.13 “Dividend Equivalent Right” shall mean the right of a Participant to receive the equivalent value (either in cash or Common Stock) of all or any specified portion of any regular cash dividends that would have been paid on a specified number of shares of Common Stock if such number of shares of Common Stock had been delivered to such Participant pursuant to such Award.

2.14 “Eligible Employee” shall mean any Non-Employee Director or any officer (including a director) or other employee or Consultant of any Participating Company.

2.15	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.16 “Fair Market Value” of a share of Common Stock shall mean, on the date of determination: (i) if the Common Stock is then listed on either the New York Stock Exchange or another national securities exchange, the last sale price of a share of Common Stock reflected on the consolidated tape at the close of the New York Stock Exchange or such other exchange on such date, or if there has been no sale on such day, on the first preceding date on which a sale of Common Stock so occurred; (ii) if the Common Stock is not then listed on any such exchange, but is quoted on an over-the-counter market system then in use (“OTC System”), the last sale price of a share of Common Stock at the close on such OTC System on such date, or if there has been no sale on such day on such OTC System, then the average of the bid and asked prices for a share of Common Stock on the OTC System at the end of such day (provided, that if the Common Stock is then listed on: (A) more than one exchange, (B) more than one OTC system, or (C) at least one exchange and one OTC System, the principal market for such securities, as determined by the Committee in good faith, shall be used); and (iii) if the Common Stock is not then listed on a national securities exchange or an OTC System, the amount determined by the Committee (or in accordance with procedures approved by the Committee) in good faith.

2.17 “Full Value Award” means any Award that is not a Stock Option or a Stock Appreciation Right, and which is settled by the issuance of shares of Common Stock.

2.18 “Immediate Family” shall mean, whether natural, adopted or step (where applicable), a person’s spouse, parents, children, grandchildren, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.

2.19	“Incentive Stock Option” shall mean a Stock Option which complies with Section 422 of the Code.

2.20	“Non-Employee Director” shall mean any member of the Board who is not an employee of a Participating Company.

2.21	“Nonqualified Stock Option” shall mean a Stock Option that is not an Incentive Stock Option.

2.22	“Non-Restricted Stock” shall mean Common Stock awarded hereunder that is not Restricted Stock.

2.23	“Participant” shall have the meaning ascribed to it in Section 4 hereof.

2.24 “Participating Company” shall mean the Company or any directly or indirectly owned subsidiary of the Company, as applicable.

2.25	“Performance-Based Award” shall have the meaning ascribed to it in Section 11.1 hereof.

2.26	“Plan” shall have the meaning ascribed to it in Section 1 hereof.

2.27 “Plan Effective Date” shall mean the date upon which the Plan shall be duly approved by the Company’s shareholders.

2.28	“Plan Year” shall mean the calendar year.

2.29 “Restricted Stock” shall mean Common Stock awarded hereunder that is subject to restrictions, including risks of forfeiture, determined by the Committee in its sole discretion, as described in Section 9 hereof, for so long as such Common Stock remains subject to any such restrictions.

2.30 “Retirement” or “Retire” shall mean a Participant’s retirement after reaching his or her normal retirement age under the Kid Brands, Inc. 401(k) Plan.

2.31 “Stock Appreciation Right” shall mean a right to receive a payment in cash, Common Stock or a combination thereof, as determined by the Committee, in an amount or value equal to the excess of: (i) the Fair Market Value, or other specified valuation (which may not exceed Fair Market Value), of a specified number of shares of Common Stock on the date the right is exercised, over (ii) the Fair Market Value or other specified amount (which may not be less than Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee in its sole discretion; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value for purposes of the foregoing clause (ii) shall be the Fair Market Value on the date such Stock Option was granted.

2.32 “Stock Option” shall mean either an Incentive Stock Option or a Nonqualified Stock Option to purchase Common Stock granted under Section 7 hereof.

2.33 “Stock Unit” shall mean a notional account representing a Participant’s conditional right to receive at a future date one (1) share of Common Stock.

2.34 “Ten Percent Stockholder” shall mean an Eligible Employee, who the owns (within the meaning of Section 424(d) of the Code), more than ten percent (10%) of the total combined voting power of all classes of stock or other equity interests, as applicable, in the Company or a parent or subsidiary thereof.

3. Administration.

3.1 Committee. The Plan will be administered by a committee (the “Committee”) appointed by the Board from among its members and shall be comprised of at least two (2) members, each of whom shall be, to the extent applicable, an “outside director” within the meaning of Section 162(m) of the Code. In the absence of a contrary appointment, “Committee” shall mean the Compensation Committee of the Board. The foregoing notwithstanding, no action or decision of the Committee shall be void or deemed not duly authorized solely because a member of the Committee did not meet a qualification requirement set forth in this Section 3.1. The Board may perform any function of the Committee hereunder, in which case references to the Committee shall be deemed to include the Board, except with respect to matters which under Section 162(m) of the Code, or any related rules or regulations, are required to be determined solely by such “outside directors”. Notwithstanding the foregoing or the other provisions of the Plan, in administering the Plan with respect to any Awards to Non-Employee Directors, the Board shall exercise the powers of the Committee, and in administering the Plan with respect to any Awards to the Company’s executive officers (including the approval of grants hereunder made to the foregoing), the Board and the Compensation Committee shall each exercise the powers of the Committee.

3.2 Authority. The Committee shall, subject to the provisions of the Plan, have absolute discretion and authority: (i) to make and administer grants under the Plan (including to determine the form, amount and other terms and conditions of Awards granted, and to waive, amend or modify conditions initially established for grants, including to accelerate vesting and to extend or limit the exercisability of grants, except as specifically restricted by the Plan), (ii) to determine when and to which Eligible Employees Awards will be granted, (iii) to determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Common Stock or other property, or canceled, forfeited or suspended, (iv) to determine the terms and provisions of any Award Agreement hereunder and any amendment of such Award Agreement, and (v) to establish, amend, waive and/or rescind any rules and regulations as it deems necessary for the proper administration of the Plan, including to make such determinations and interpretations and to take such actions in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable to carry out its purposes. All determinations and interpretations made by the Committee shall be final, binding and conclusive on all Participants and their legal representatives, including, without limitation, as to any adjustments made pursuant to Section 14. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem desirable. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held.

3.3 Delegation and Advisers. The Committee may delegate to one or more of its members (including to a designated subcommittee), to management of the Company, to counsel for or advisors or consultants to the Committee or to one or more other agents appointed by the Committee, such administrative duties as the Committee may deem advisable; provided, such delegation does not adversely effect any exemption provided by Rule 16b-3 under the Exchange Act, prevent an Award from qualifying as a Performance-Based Award, if so intended, or otherwise complying with applicable law. The Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Participating Company whose employees have benefited from the Plan, as determined by the Committee.

3.4 Limits on Liability.

(i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and any Award Agreement hereunder.

(ii) Except as may be required by law, neither the Company nor any member or former member of the Board or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under or with respect to the Plan.

(iii) To the fullest extent permitted by law, each member and former member of the Board and the Committee and each person to whom the Board or the Committee delegates or has delegated authority under the Plan shall be entitled to indemnification by the Company against any claim, loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to the Plan.

4. Participants. Participants in the Plan will consist of each Eligible Employee that the Committee in its sole discretion designates at any time and from time to time to receive an Award under the Plan (“Participants”). Designation of a Participant in any Plan Year shall not require the Committee to designate such person to receive an Award in any other Plan Year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other Plan Year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

5. Type of Awards. Awards under the Plan may be granted in any one or a combination of: (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Stock Units, (e) Non-Restricted Stock, and/or (f) Dividend Equivalent Rights (individually, an “Award”, and collectively, the “Awards”). Any Award hereunder may, as determined by the Committee in its sole discretion, constitute a Performance-Based Award, as described in Section 11 hereof. All Awards granted under the Plan shall be evidenced by a written agreement (an “Award Agreement”) between the Company and each Participant (which need not be identical with respect to each grant or Participant) that will provide the terms and conditions, not inconsistent with the requirements of the Plan, associated with such Awards, as determined by the Committee in its sole discretion. Award Agreements must be executed by the Company and a Participant in order for the Award to which such Award Agreement relates to be effective with respect to such Participant. Agreements pertaining to the award of Stock Options shall designate whether the Award represented thereby is intended to be an Incentive Stock Option or a Nonqualified Stock Option. In the event that such agreement does not contain such designation, the Stock Option shall be treated for all purposes as a Nonqualified Stock Option. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. Award Agreements evidencing Awards intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

6. Common Stock Available Under the Plan.

6.1 Basic Limitations.

(i) The aggregate number of shares of Common Stock that may be subject to, delivered in connection with, and/or available for Awards under the Plan shall be 2,500,000, which shall consist, in whole or in part, of authorized but unissued shares of Common Stock or shares of Common Stock held in treasury, provided that no Participant shall be granted Awards of Stock Options and/or Stock Appreciation Rights hereunder for the purchase of more than an aggregate of 750,000 shares of Common Stock in any Plan Year. The aggregate number of shares of Common Stock as to which Incentive Stock Options may be granted from time to time shall be 500,000 shares of Common Stock. The number of shares of Common Stock available for the grant of Awards hereunder shall be reduced in accordance with the provisions of clause (ii) below. Notwithstanding the foregoing, the number of shares of Common Stock available under the Plan shall be subject to Section 6.2 hereof, and may be adjusted in accordance with Section 14 hereof.

(ii) In connection with the grant of a Stock Option or other Award, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the number of shares of Common Stock in respect of which such Stock Option or other Award is granted or denominated; provided that notwithstanding the foregoing, each Full Value Award shall reduce the total number of shares of Common Stock available for issuance under the Plan by 1.45 shares of Common Stock for each share of Common Stock in respect of which such Full Value Award is granted.

6.2 Additional Shares. In the event all or a portion of an Award is forfeited, terminated or cancelled, expires, is settled for cash, or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to the Award in connection with the exercise or settlement of such Award (“Unissued Shares”), any such Unissued Shares shall in each case again be available for Awards under the Plan, provided, however, that to the extent any such expired, canceled, forfeited or otherwise terminated Award (or portion thereof) was a Full Value Award (or portion thereof), the number of shares of Common Stock that may again be available for issuance in respect of Awards granted under the Plan shall increase by 1.45 shares of Common Stock for every share of Common Stock allocable to the expired, canceled, forfeited or otherwise terminated Full Value Award. Notwithstanding the foregoing, (1) no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code; and (2) shares of Common Stock withheld by, or otherwise tendered to, the Company to satisfy a Participant’s tax withholding obligations in connection with an Award, and shares tendered by a Participant as partial or full payment upon exercise of a Stock Option, shall not again become available for issuance under the Plan.

6.3 Expiration of Term. Except as otherwise determined by the Committee in its sole discretion (up to the original term of the grant), in no event shall any Award hereunder be exercisable after the expiration of the term of such Award.

7. Stock Options.

7.1 Generally. Stock Options will consist of Awards from the Company that will enable the holder to purchase a number of shares of Common Stock at set terms. Subject to the last sentence of this Section 7.1, the Committee may, from time to time in its sole discretion, grant to Eligible Employees hereunder, one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions, including vesting, as the Committee may determine from time to time in its sole discretion, subject to the limitations set forth in the remainder of this Section 7. The Committee shall promptly notify each Participant of the Award of a Stock Option hereunder, including the Date of Grant thereof and whether such Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option (or partly of each), and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant. Notwithstanding anything to the contrary herein, no Incentive Stock Options may be granted to a Non-Employee Director, or to an individual who is not an employee of a Participating Company on the Date of Grant.

7.2 Exercise Price. Each Stock Option granted hereunder shall have a per-share exercise price as the Committee may determine on the Date of Grant, but not less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant (or 110% of Fair Market Value in the case of grant of an Incentive Stock Option to a Ten Percent Stockholder).

7.3 Manner of Exercise; Payment of Exercise Price. Any Option granted hereunder shall be exercised by giving written notice of exercise to the Chief Financial Officer of the Company at the Company’s principal executive office, which notice shall specify the number of shares of Common Stock to be purchased. The exercise price of a Stock Option shall be paid in cash or, in the sole discretion of the Committee, (a) by the delivery of shares of Common Stock of the Company then owned by the Participant, (b) in the case of Nonqualified Stock Options, by directing the Company to withhold shares otherwise deliverable upon exercise to satisfy the exercise price, or (c) by delivery of a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price, as long as such transaction is not impermissible under Section 13(k) of the Exchange Act (Section 402 of the Sarbanes-Oxley Act of 2002). To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.

7.4 Exercise Period and Vesting. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years from the Date of Grant (5 years from the Date of Grant in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). When a Stock Option is no longer exercisable, it shall be deemed to have lapsed and terminated. Subject to the provisions of Section 7.5, which shall govern Awards of Stock Options to Non-Employee Directors, unless otherwise provided in the Award Agreement relating to such Stock Options, Stock Options shall be subject to the following terms and conditions:

(i) Vesting. Each Stock Option shall vest and become exercisable ratably over five years (20% per year), commencing on the first anniversary of the Date of Grant, and shall continue to be exercisable for a period of 10 years from the Date of Grant.

(ii) Retirement, Death or Disability. Notwithstanding clause (i), if a Participant: (A) becomes Disabled, or (B) dies while employed by a Participating Company, such Participant’s outstanding unexercised Stock Options, whether or not vested and/or exercisable on the date of the applicable event, shall become fully vested and exercisable, and may be exercised by such Participant, or his or her legal representative, estate, legatee(s) or permitted transferee(s), as applicable, for up to one year after the date of such Participant’s Disability or death, as applicable, or the remaining term of the Option, whichever period is shorter. Notwithstanding clause (i), if a Participant Retires, such Participant’s outstanding unexercised Stock Options, to the extent vested and exercisable on the date of such Retirement, may be exercised by such Participant for up to one year after the date of such Participant’s Retirement or the remaining term of the Option, whichever period is shorter.

(iii) Other Termination. Notwithstanding clause (i), if a Participant’s employment with a Participating Company terminates for any reason other than death, Disability or Retirement, such Participant’s outstanding unexercised Options will be cancelled and deemed terminated as of the date of termination; provided, however, that if a Participant’s employment is terminated by a Participating Company for reasons other than Cause, his or her outstanding unexercised Options, to the extent vested and exercisable on the date of termination, may be exercised within 90 days after such termination, or the remaining term of the Option, whichever period is shorter.

7.5 Grants to Non-Employee Directors.

(i) Except as specified in this Section 7.5, Stock Options granted to Non-Employee Directors shall be treated for all purposes like any other Stock Option granted under the Plan.

(ii) Unless otherwise provided in the Award Agreement relating to such Award, each Stock Option granted to a Non-Employee Director hereunder shall vest and become exercisable ratably over five years (20% per year), commencing on the first anniversary of the Date of Grant, and shall continue to be exercisable for a period of 10 years from the Date of Grant.

(iii) Notwithstanding clause (ii) above, unless otherwise provided in the Award Agreement relating to such Award: (1) if a Non-Employee Director ceases to serve as a member of the Board for any reason other than such director’s death or Disability, such Non- Employee Director’s non-vested Stock Options shall immediately terminate, and such Non-Employee Director’s vested Stock Options shall remain exercisable for 90 days after the applicable termination date, or the remaining term of the Stock Option, whichever period is shorter; and (2) in the event of the death or Disability of a Non-Employee Director while serving as a member of the Board, any of such Non-Employee Director’s outstanding unexercised Options existing on the date such service terminated, whether or not vested and/or exercisable on the date such service was terminated, shall become fully vested and exercisable, and may be exercised by such Non-Employee Director’s estate, legatee(s), legal representative or permitted transferee(s) for up to one year after such Non-Employee Director’s death or final determination of Disability, as applicable, or the remaining term of the Stock Option, whichever period is shorter.

7.6 Limitations on Incentive Stock Options. The terms and conditions of any Award of Incentive Stock Options shall be subject to, and shall comply with, the applicable provisions of Sections 422 and 424 of the Code and any applicable rules or regulations promulgated thereunder, including the requirement that the aggregate Fair Market Value (determined as of the Date of Grant of the Stock Option) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company and of any parent or subsidiary corporation, as defined in Sections 424(e) and (f) of the Code) shall not exceed one hundred thousand dollars ($100,000); provided, however, that if such $100,000 limit is exceeded, the excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8. Stock Appreciation Rights.

8.1 Generally. The Committee may, from time to time in its sole discretion, grant Stock Appreciation Rights to Eligible Employees hereunder. Stock Appreciation Rights may be granted alone or in tandem with Stock Options. Each Stock Appreciation Right shall be subject to such terms and conditions, including vesting, as the Committee shall determine in its sole discretion; provided, however, that if a Stock Appreciation Right is granted in tandem with a Stock Option, the Stock Appreciation Right shall become exercisable and shall expire in the same manner as the corresponding Stock Option, unless otherwise determined by the Committee, and provided further, that if a Stock Appreciation Right is granted in tandem with an Incentive Stock Option, such Stock Appreciation Right shall be exercisable only if the Fair Market Value of a share of Common Stock on the date of exercise exceeds the exercise price of the related Incentive Stock Option. The Committee shall promptly notify each Participant of the Award of a Stock Appreciation Right, including the Date of Grant thereof, and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant.

8.2 Exercise Period. Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times as shall be determined by the Committee in its sole discretion; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten (10) years after the Date of Grant; and provided further, that the time of exercise of any Stock Appreciation Right intended to be a 409A Award (as defined in Section 19.2 hereof) shall comply with applicable requirements of Code Section 409A. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances determined by the Committee in its sole discretion.

9. Restricted Stock Awards.

9.1 Generally. The Committee may, from time to time in its sole discretion, grant Restricted Stock Awards to Eligible Employees hereunder, with or without requiring cash or other payment therefor in whole or in part. The Committee shall promptly notify each Participant of a Restricted Stock Award, including the Date of Grant thereof, and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant.

9.2 Payment of the Purchase Price. If the Restricted Stock Award requires payment therefor, such payment may be made in any manner authorized by the Committee, including any manner permitted for the payment of the exercise price of a Stock Option hereunder.

9.3 Terms. Awards of Restricted Stock may be subject to such restrictions, terms and conditions as the Committee determines in its sole discretion, including, without limitation, vesting conditions. The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any or all of such restrictions with respect to any Award of Restricted Stock granted hereunder. Notwithstanding the foregoing, unless otherwise provided in the Award Agreement relating to such Award, the following terms shall apply to Awards of Restricted Stock hereunder:

(i) except as provided in clauses (ii) and (iii) below, Awards of Restricted Stock hereunder shall vest ratably over five years (20% per year), beginning on the first anniversary of the Date of Grant, and upon vesting, shall not be subject to any further restrictions hereunder;

(ii) except as provided in clause (iii) below, upon a Participant’s termination of employment for any reason (not including an authorized leave of absence), any non-vested Restricted Stock shall be immediately forfeited and all rights of a Participant to such forfeited Restricted Stock shall terminate without payment of consideration by the Company;

(iii) in the event that the employment of a Participant is terminated as a result of his or her death or Disability prior to the lapse of all or part of the restrictions on such Participant’s Restricted Stock, all restrictions on the Participant’s Restricted Stock shall lapse on the date of Participant’s death or Disability, as applicable.

9.4 Manner of Issuance. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted; provided that prior to such issuance, the Participant has executed the applicable Award Agreement pertaining thereto, has delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award, and, in the sole discretion of the Committee, has executed an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such shares. At the sole discretion of the Committee, shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee, until such time as all restrictions with respect thereto lapse, unless such shares are earlier forfeited in accordance with the terms of such Award. The Committee may also require that the stock certificates evidencing such shares (or book entries) bear restrictive legends until the restrictions thereon shall have lapsed.

9.5 Rights as a Stockholder. The Participant shall have, with respect to the shares of Common Stock subject to a Restricted Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to vote the shares, except as otherwise provided in the Award Agreement relating to such Award.

9.6 Transfer Restrictions. None of the Restricted Stock awarded hereunder may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during the period in which the restrictions on such Restricted Stock are in effect.

9.7 Section 83(b) Election. Any Participant who makes an election under Section 83(b) of the Code, or any successor section thereto, shall deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

10. Stock Units and Dividend Equivalent Rights.

10.1 Stock Units. The Committee may, from time to time in its sole discretion, grant Stock Units to Eligible Employees hereunder. Stock Units may be subject to such terms and conditions including, but not limited to, vesting, acceleration of vesting and forfeiture as the Committee determines in its sole discretion. The Committee shall designate Awards of Stock Units as 409A Awards or Non-409A Awards (each as defined in Section 19.2 hereof), and may include elective deferral features in its sole discretion. Shares of Common Stock issued pursuant to this Section 10.1 may be issued with or without other payments or such other consideration as may be determined by the Committee in its sole discretion. The Committee shall promptly notify each Participant of the Award of Stock Units, including the Date of Grant thereof, and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant. Stock Units may be settled in the sole discretion of the Committee: (i) by the distribution to the Participant of shares of Common Stock equal to his or her Stock Units, (ii) by a lump sum payment to the Participant of an amount in cash equal to the Fair Market Value of the shares of Common Stock which would otherwise be distributed to the Participant, or (iii) by a combination of cash and Common Stock.

10.2 Dividend Equivalent Rights. The Committee may from time to time in its sole discretion grant Dividend Equivalent Rights to Eligible Employees hereunder. Dividend Equivalent Rights may be granted in tandem with another Award or as a separate Award. The terms and conditions applicable to each Dividend Equivalent Right, including vesting, risks of forfeiture and other restrictions, shall be determined by the Committee in its sole discretion. Amounts payable in respect of Dividend Equivalent Rights may be paid currently or withheld until the lapsing of any applicable restrictions thereon or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate (the “Trigger Date”). Any amounts payable in respect of Dividend Equivalent Rights shall be paid to the applicable Participant within two and one-half months of the Trigger Date. In the event that the amounts payable in respect of Dividend Equivalent Rights are withheld, the Committee shall determine whether such withheld amounts are to be held in cash, reinvested in Common Stock or deemed (notionally) to be reinvested in Common Stock. If held in cash, the Committee, in its sole discretion, shall determine the rate of interest, if any, to be credited on such amount at the end of each year (or portion thereof). Dividend Equivalent Rights may be settled in cash, shares of Common Stock, or a combination thereof, in a single installment or multiple installments, as determined by the Committee in its sole discretion. The Committee shall promptly notify each Participant of the Award of Dividend Equivalent Rights, including the Date of Grant thereof, and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant.

11. Performance-Based Awards.

11.1 Generally. Any Awards granted under the Plan may be granted in a manner such that the Awards qualify for the performance-based compensation exception of Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of performance objectives determined in accordance with one or more of the performance criteria described below that apply to the individual Participant, one or more business units or the Company as a whole. Performance-Based Awards may be made in the form of cash awards that otherwise comply with the requirements of this Section 11.

11.2 Performance Criteria. The performance criteria shall be as follows, individually or in combination: (a) total stockholder return; (b) such total stockholder return as compared to the total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 or the Nasdaq-U.S. Index; (c) stock price; (d) net income or net operating income; (e) pre-tax earnings or profits; (f) EBIT or EBITDA, or Adjusted EBIT or EBITDA (net income before net interest expense, provision for income taxes, depreciation, amortization and other non-cash, extraordinary and/or special items); (g) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (h) operating margin; (i) earnings per share or growth in earnings per share; (j) return on equity; (k) return on assets or capital; (l) return on investment; (m) adjusted net income; (n) working capital; (o) sales; (p) gross or net revenues or changes in gross or net revenues; (q) cost of capital; (r) debt reduction; and/or (s) satisfaction of business expansion goals or goals relating to acquisitions or divestitures. Performance criteria may be measured on a consolidated basis, by department, group or business unit, or for specified subsidiaries of the Company. The targeted level or levels of performance with respect to such performance criteria may be established at such levels and in such terms as the Committee may determine, in its sole discretion, including in absolute terms, as a ratio, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

11.3 Establishment of Performance Goals. With respect to Performance-Based Awards, the Committee shall establish in writing: (i) the performance goals applicable to a specified performance period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if such performance goals are obtained, and (ii) the individual employees or class of employees to which such performance goals apply; provided, however, that such performance goals shall be established in writing no later than ninety (90) days after the commencement of the applicable performance period (but in no event after twenty-five percent (25%) of such performance period has elapsed). Performance periods may be of any length, as specified by the Committee. Performance criteria and achievement of performance goals shall be determined in accordance with generally accepted accounting principles to the extent applicable.

11.4 Certification of Performance. No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee has certified in writing that the performance goals (and any other material terms) applicable to such period have been satisfied.

11.5 Modification of Performance-Based Awards. With respect to any Awards intended to qualify as Performance-Based Awards, the Committee may, in its sole discretion, within the time and subject to the other limitations prescribed by Section 162(m) of the Code, adjust or modify the calculation of performance goals in order to prevent the dilution or enlargement of the rights of any Participant with respect to such Performance-Based Award: (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (b) in recognition of, or in anticipation of, any other unusual or nonrecurring event affecting the Company or the financial statements of the Company, or (c) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions. Notwithstanding the foregoing, with respect to any Awards intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal, or otherwise exercise discretion to increase any amount payable in respect of a Performance-Based Award; provided that the Committee may reduce or eliminate the number of shares of Common Stock or cash granted, vested or payable upon the attainment of such performance goal. Notwithstanding the foregoing, no Eligible Employee who is an employee of the Company or any Participating Company may receive a Performance-Based Award in excess of $2.0 million during any three (3) year period.

12. Awards of Non-Restricted Stock. The Committee may from time to time in its sole discretion grant Awards of Non-Restricted Stock to Eligible Employees hereunder. The Committee shall determine in its sole discretion the terms and conditions of such Awards. The Committee may, in its sole discretion, direct the Company to issue shares of Common Stock subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award of Non-Restricted Stock. The Committee shall promptly notify each Participant of the Award of Non-Restricted Stock, including the Date of Grant thereof, and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant.

13. Foreign Laws. The Committee may grant Awards to Eligible Employees who are subject to the tax and other laws of nations other than the United States, which Awards may have terms and conditions determined by the Committee to be necessary to comply with applicable foreign laws and local compensation customs and practices, and that may differ from those applicable to other Participants, provided that no modification pursuant to this Section 13 shall be made to increase the share limitations set forth in Section 6 hereof. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 13 and no action may be taken which would result in a violation of the Code, Exchange Act or any other applicable law, or that would require prior stockholder approval (until such approval is obtained).

14. Dilution and Other Adjustments.

14.1	Adjustments.

(i) Awards granted under the Plan and any Award Agreements, the maximum number of shares of Common Stock deliverable under all Awards and with respect to Incentive Stock Options stated in Section 6.1, and/or the maximum number of shares of Common Stock with respect to which Stock Options and/or Stock Appreciation Rights may be granted to or measured with respect to any one person during any period stated in Section 6.1, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards, and any and all other matters deemed appropriate by the Committee, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to any Award hereunder, or as otherwise determined by the Committee to be equitable, in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of a dissolution or liquidation of the Company, sale of all or substantially all of the assets of the Company, mergers, consolidations or combinations with or into any other entity if the Company is the surviving entity, stock or extraordinary dividends, stock splits, reverse stock splits, stock combinations, rights offerings, statutory share exchanges involving capital stock of the Company, reorganizations, recapitalizations, reclassifications, exchanges, spin-offs, dividends in kind, or other relevant changes in capitalization.

(ii) Outstanding Awards and Award Agreements, and the maximum number of shares of Common Stock with respect to which Stock Options and/or Stock Appreciation Rights may be granted to or measured with respect to any one person during any period stated in Section 6.1, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards, and any and all other matters deemed appropriate by the Committee, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to any Award hereunder, or as otherwise determined by the Committee to be equitable, in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment in the sole discretion of the Committee because it interferes with the intended operation of the Plan. The foregoing notwithstanding, unless the Committee otherwise determines, no such adjustment shall be made to a Stock Option which shall, within the meaning of Sections 424 and 409A of the Code, as applicable, constitute such a modification, extension or renewal of a Stock Option as to cause it to be considered the grant of a new option. Any adjustments under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

14.2 Business Combinations. In connection with a Business Combination, the Committee, in its sole discretion, may provide for one or more of the following: (i) the continuation of the Plan and/or the assumption of the Awards granted hereunder by a successor corporation (or a parent or subsidiary thereof), (ii) the substitution for such Awards of new awards covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kind of shares and exercise prices, (iii) upon 10 days’ advance notice (or such shorter notice period as may be deemed necessary by the Committee under the specified circumstances of the Business Combination) from the Committee to the affected Participants, the acceleration of the vesting, settlement and/or exercise period pertaining to any Award hereunder, or (iv) upon 10 days’ advance notice (or such shorter notice period as may be deemed necessary by the Committee under the specified circumstances of the Business Combination) from the Committee to the affected Participants, (x) the cancellation of any outstanding Awards that are then exercisable or vested and the payment to the holders thereof, in cash or stock, or any combination thereof, of the value of such Awards based upon the price per share of stock received or to be received by other stockholders of the Company in connection with the Business Combination, and (y) the cancellation of any Awards that are not then exercisable or vested. In the event of any continuation, assumption or substitution contemplated by the foregoing clauses, the Plan and/or such Awards shall continue in the manner and under the terms so provided and in a manner consistent with Sections 409A and 424 of the Code, as applicable.

14.3 Carryover Restrictions. If, by reason of a change in capitalization described in this Section 14, a Participant shall be entitled to new, additional or different shares of stock or securities of the Company or any other corporation in respect of his or her Award, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares of Common Stock subject to the Award, as the case may be, prior to such change in capitalization, except to the extent rendered inoperable by virtue of the applicable transaction.

15. Nontransferability. Each Award granted under the Plan to a Participant (other than Non-Restricted Stock Awards and Restricted Stock Awards with respect to which all restrictions have lapsed) shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee in its sole discretion may permit the transferability of an Award (other than an Incentive Stock Option) by a Participant to a member of the Participant’s Immediate Family or trusts for the benefit of such persons, or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the grant of the Award.

16. Other Provisions. The grant of any Award under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee in its sole discretion determines appropriate, including, without limitation, provisions for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Award, provisions for the acceleration of exercisability or vesting of Awards (subject to Section 19.1), performance conditions other than those imposed under Section 11, provisions to comply with federal and state securities laws, or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

17. Withholding. If a Participating Company is for any reason required to withhold any amount under federal, state or local tax law in connection with any Award (“Withholding Taxes”), the Participant or other recipient shall be required to pay such Participating Company the amount of any such Withholding Taxes. The applicable Participating Company shall have the right to require the payment of any such Withholding Taxes before any Common Stock is issued pursuant to any Award hereunder or any restrictions pertaining to any Award granted hereunder are removed. The Committee may, in its sole discretion, in lieu of all or any portion of a cash payment regarding such Withholding Taxes, permit a Participant to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the amount (or portion thereof) required to be withheld.

18. Employment Rights. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Participant the right to continue in the employment or service of any Participating Company or affect any right which such Participating Company may have to terminate or modify the employment or retention of the Participant with or without Cause.

19. Tax Compliance.

19.1 Certain Limitations on Awards to Ensure Compliance with Section 409A. For purposes of the Plan, references to an Award term or event (including any authority or right of the Company or a Participant) being “permitted” under Section 409A shall mean, for a 409A Award, that the term or event is intended not to cause the Participant to be liable for payment of interest or a tax penalty under Section 409A and, for a Non-409A Award, that the term or event is intended to cause the Award to be treated as not subject to Section 409A. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Section 409A of the Code or damages for failing to comply with or be exempt from Section 409A. Notwithstanding any other provisions of the Plan, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Participant with respect to the Award, that do not, in the Committee’s view, either comply with or satisfy the requirements to be exempt from, Section 409A, shall be modified, and limited to the extent necessary and permissible to either comply with or be exempt from Section 409A, or be interpreted in a manner consistent with the requirements necessary for compliance with or exemption from Section 409A, as applicable. For this purpose, notwithstanding any other provisions of the Plan, the Company shall have no authority to accelerate distributions relating to 409A Awards that would not comply with Section 409A, any distribution subject to Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Section 409A(a)(2)(B)(i) shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i), any distribution triggered by a Participant’s termination of employment and intended to qualify under Section 409A(a)(2)(A)(i) shall be made only at such time as the Participant has had a “separation from service” within the meaning of Section 409A(a)(2)(A)(i), and any authorization of payment of cash to settle a Non-409A Award shall apply only to the extent permitted under Section 409A for such Award.

19.2 Certain Terms Relating to Code Section 409A. “409A Awards” means Awards that are intended to be subject to Code Section 409A and the regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards (including those exempt as “short-term deferrals” under Treasury Regulation § 1.409A-1(b)(4) and any successor regulation). Although the Committee retains authority under the Plan to grant Awards on terms that will qualify those Awards as 409A Awards, all Awards hereunder are intended to be Non-409A Awards unless otherwise expressly specified by the Committee.

19.3 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires rights from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

20. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated. In the absence of an alternate determination by the Committee, the number of shares of Common Stock subject to any Award shall be rounded down to the next whole number, without any payment in respect of eliminated fractional shares.

21. Additional Limitations on Payment, Settlement or Exercise of an Award. Participants may be required to comply with any timing or other restrictions with respect to the payment, settlement or exercise of an Award, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

22. Duration, Amendment and Termination.

22.1 Amendment, Modification and Termination of the Plan. Except as provided in this Section 22.1, the Committee may at any time: (i) amend, modify, terminate or suspend the Plan, and (ii) alter or amend any or all Award Agreements hereunder to the extent permitted by the Plan and applicable law. Amendments of the Plan are subject to approval of the stockholders of the Company only as required by applicable law, regulation or stock exchange requirement, or if the amendment has the effect of increasing the total number of shares available under the Plan, except as contemplated by Section 14. Further, no amendment to the Plan or an Award Agreement which reduces a Stock Option or SAR exercise price below that provided for in Section 7 shall be effective unless it is approved by the stockholders of the Company. No termination, suspension, modification or amendment of the Plan or any Award Agreement hereunder shall impair or adversely affect any right acquired by any Participant or such Participant’s permitted transferee under an Award granted before the date of termination, suspension, modification or amendment unless the consent of such Participant or transferee is obtained. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 14 hereof does not adversely affect any right of a Participant or other person under an Award.

22.2 Duration of the Plan. The Plan shall remain in effect until all stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or the Plan is terminated pursuant to Section 22.1 hereof. No Award shall be granted under the Plan after the fifth (5th) anniversary of the Plan Effective Date, but Awards outstanding at that time shall remain outstanding and governed by the terms of the Plan.

23. Other Benefit and Compensation Programs.

23.1 Non-Exclusivity of Plan. The adoption of the Plan by the shareholders of the Company shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board or the Committee, as applicable, to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

23.2 Compensation Under Other Plans. Payments and other benefits received by a Participant pursuant to an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by any Participating Company, unless expressly so provided by such other plan, contract or arrangement or the Committee determines in its sole discretion that an Award or portion of an Award should be so included.

23.3 Conflicts with Other Agreements. Notwithstanding anything herein to the contrary, in the event that any provision of the Plan, relevant Award agreement, or decision of the Committee hereunder conflicts with the provisions of any written agreement between a Participating Company and a Participant in a manner which adversely affects the rights of any Participant under such agreement, the provisions of such agreement shall control.

24. Compliance With Applicable Legal Requirements.

24.1 Registration or Approval. The Company shall not be required to issue or deliver shares distributable pursuant to the Plan unless such issuance and/or delivery complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the requirements of the exchanges, if any, on which the Common Stock may, at that time, be listed.

24.2 Restrictions on Transfer. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of shares of Common Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act, and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other applicable regulations thereunder. Any certificates (or book entries) evidencing any of such shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

25. Mitigation of Excise Tax. Unless otherwise provided for in the Award Agreement or in any other agreement between the Company (or a Participating Company) and the Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Section 25), either alone or together with other payments or rights accruing to the Participant from the Company or a Participating Company, would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is necessary shall be made by the Company. The Participant shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.

26. Multiple Awards. The Committee may grant more than one Award to an Eligible Employee during the term of the Plan and/or in any Plan Year, either in addition to, or in substitution for, one or more Awards previously granted to that Eligible Employee.

27. Stock Certificates. Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, such issuance may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange on which the Common Stock is then traded.

28. Governing Law. To the extent that federal laws of the United States do not otherwise control, the Plan, Awards granted hereunder, Award Agreements and all actions taken pursuant to the Plan shall be governed and construed in accordance with the laws of the State of New Jersey, without giving effect to conflicts of law principles thereof.

29. Severability. In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 under the Exchange Act, Code Section 162(m) and Code Section 409A), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3, Code Section 162(m) and Code Section 409A) so as to foster the intent of this Plan.

30. Successors and Assigns. The Plan and all Award Agreements hereunder shall be binding upon and inure to the benefit of the successors (including by way of merger), assigns and heirs of the respective parties.

31. Effective Date. The Plan has been adopted by the Board and will become effective as of the Plan Effective Date.

APPENDIX D

KID BRANDS, INC.

EQUITY INCENTIVE PLAN

Effective July 10, 2008

1. Purpose. The Kid Brands, Inc. Equity Incentive Plan (as amended and in effect from time to time, the “Plan”) is intended to provide incentives to allow the Company to attract, retain and motivate highly competent persons who provide services to Kid Brands, Inc., a New Jersey Corporation (the “Company”), and its subsidiaries, by providing them with the right to acquire a proprietary interest in the long-term success of the Company, and to reward their performance. The Plan shall serve as the successor to the Company’s 2004 Stock Option, Restricted and Non-Restricted Stock Plan (the “Prior Plan”), and no further awards shall be granted under the Prior Plan after the Plan Effective Date. All awards outstanding under the Prior Plan on the Plan Effective Date shall continue to be governed solely by the terms of the documents evidencing such award, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such awards.

2. Certain Definitions.

2.1 “Award” shall have the meaning ascribed to it in Section 5 hereof.

2.2 “Award Agreement” shall have the meaning ascribed to it in Section 5 hereof.

2.3 “Board” shall mean the Board of Directors of the Company as constituted from time to time.

2.4 “Business Combination” shall mean the consummation of a reorganization, merger, share exchange or consolidation if, in each case following such consummation, the outstanding shares of Common Stock are converted into cash, property or securities of any issuer other than the Company. There may be successive Business Combinations.

2.5 “Cause” shall mean: (a) a Participant’s willful or grossly negligent failure to perform such Participant’s duties, (b) serious misconduct, including, but not limited to, any unauthorized disclosure of any Participating Company’s non-public information, or (c) any other conduct intended to, or which the Company determines has or is reasonably likely to, adversely affect the interests of any Participating Company, including, but not limited to, commission of, or indictment or conviction for, any criminal act; provided, that, notwithstanding the foregoing, if a Participant has an employment or retention agreement with a Participating Company that defines “Cause” for termination, the definition of “Cause” used in such agreement shall be substituted for the foregoing.

2.6 “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.7 “Committee” shall mean the Committee described in Section 3.1 hereof to administer the Plan.

2.8 “Common Stock” shall mean the common stock of the Company, $.10 stated value per share (as such stated value may be adjusted from time to time), or any securities issued in respect thereof by the Company as a result of an event described in Section 14 hereof.

2.9 “Company” shall mean Kid Brands, Inc., a New Jersey corporation.

2.10 “Consultant” shall mean any consultant or adviser to a Participating Company if: (i) the consultant or adviser is a natural person, (ii) the consultant or adviser renders bona fide services to a Participating Company, and (iii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.11 “Date of Grant” shall mean the date designated by the Committee as the date of an Award hereunder, which shall not be earlier than the date the Committee authorizes (by resolution or written action) the grant of such Award, notwithstanding the date of any Award Agreement evidencing such Award. In the absence of a designated date or fixed method of computing such date being specifically set forth in the Committee’s resolution, then the Date of Grant shall be the date of the Committee’s resolution or action. The Committee may grant Awards (other than Incentive Stock Options) to Eligible Employees or to persons who are about to become employees of a Participating Company, to be effective and deemed to be granted on the occurrence of certain specified contingencies, provided that if the Award is granted to either: (i) a person who is about to become an employee or Consultant of a Participating Company, or (ii) a person who is about to become a Non-Employee Director of the Company, such specified contingencies shall include, without limitation, that such person becomes an employee or Consultant of a Participating Company or a member of the Board, as applicable.

2.12 “Disability” shall mean a physical or mental incapacity of a Participant which renders such Participant totally and permanently incapable of performing such Participant’s duties with a Participating Company, provided that proof of disability under the federal Social Security Act shall be conclusive evidence of Disability hereunder; and provided further, and notwithstanding the foregoing, if a Participant has an employment or retention agreement with a Participating Company, the definition of Disability used in such agreement, if any, shall be substituted for the foregoing. “Disabled” shall mean having a Disability.

2.13 “Dividend Equivalent Right” shall mean the right of a Participant to receive the equivalent value (either in cash or Common Stock) of all or any specified portion of any regular cash dividends that would have been paid on a specified number of shares of Common Stock if such number of shares of Common Stock had been delivered to such Participant pursuant to such Award.

2.14 “Eligible Employee” shall mean any Non-Employee Director or any officer (including a director) or other employee or Consultant of any Participating Company.

2.15 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.16 “Fair Market Value” of a share of Common Stock shall mean, on the date of determination: (i) if the Common Stock is then listed on either the New York Stock Exchange or another national securities exchange, the last sale price of a share of Common Stock reflected on the consolidated tape at the close of the New York Stock Exchange or such other exchange on such date, or if there has been no sale on such day, on the first preceding date on which a sale of Common Stock so occurred; (ii) if the Common Stock is not then listed on any such exchange, but is quoted on an over-the-counter market system then in use (“OTC System”), the last sale price of a share of Common Stock at the close on such OTC System on such date, or if there has been no sale on such day on such OTC System, then the average of the bid and asked prices for a share of Common Stock on the OTC System at the end of such day (provided, that if the Common Stock is then listed on: (A) more than one exchange, (B) more than one OTC system, or (C) at least one exchange and one OTC System, the principal market for such securities, as determined by the Committee in good faith, shall be used); and (iii) if the Common Stock is not then listed on a national securities exchange or an OTC System, the amount determined by the Committee (or in accordance with procedures approved by the Committee) in good faith.

2.17 “Full Value Award” means any Award that is not a Stock Option or a Stock Appreciation Right, and which is settled by the issuance of shares of Common Stock.

2.18 “Immediate Family” shall mean, whether natural, adopted or step (where applicable), a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.

2.19 “Incentive Stock Option” shall mean a Stock Option which complies with Section 422 of the Code.

2.20 “Non-Employee Director” shall mean any member of the Board who is not an employee of a Participating Company.

2.21 “Nonqualified Stock Option” shall mean a Stock Option that is not an Incentive Stock Option.

2.22 “Non-Restricted Stock” shall mean Common Stock awarded hereunder that is not Restricted Stock.

2.23 “Participant” shall have the meaning ascribed to it in Section 4 hereof.

2.24 “Participating Company” shall mean the Company or any directly or indirectly owned subsidiary of the Company, as applicable.

2.25 “Performance-Based Award” shall have the meaning ascribed to it in Section 11.1 hereof.

2.26 “Plan” shall have the meaning ascribed to it in Section 1 hereof.

2.27 “Plan Effective Date” shall mean the date upon which the Plan shall be duly approved by the Company’s shareholders.

2.28 “Plan Year” shall mean the calendar year.

2.29 “Restricted Stock” shall mean Common Stock awarded hereunder that is subject to restrictions, including risks of forfeiture, determined by the Committee in its sole discretion, as described in Section 9 hereof, for so long as such Common Stock remains subject to any such restrictions.

2.30 “Retirement” or “Retire” shall mean a Participant’s retirement after reaching his or her normal retirement age under the Company’s 401(k) Plan.

2.31 “Severance Plan” shall mean the Company’s Change in Control Severance Plan, adopted as of January 29, 2003, as amended from time to time.

2.32 “Stock Appreciation Right” shall mean a right to receive a payment in cash, Common Stock or a combination thereof, as determined by the Committee, in an amount or value equal to the excess of: (i) the Fair Market Value, or other specified valuation (which may not exceed Fair Market Value), of a specified number of shares of Common Stock on the date the right is exercised, over (ii) the Fair Market Value or other specified amount (which may not be less than Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee in its sole discretion; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value for purposes of the foregoing clause (ii) shall be the Fair Market Value on the date such Stock Option was granted.

2.33 “Stock Option” shall mean either an Incentive Stock Option or a Nonqualified Stock Option to purchase Common Stock granted under Section 7 hereof.

2.34 “Stock Unit” shall mean a notional account representing a Participant’s conditional right to receive at a future date one (1) share of Common Stock.

2.35 “Ten Percent Stockholder” shall mean an Eligible Employee, who the owns (within the meaning of Section 424(d) of the Code), more than ten percent (10%) of the total combined voting power of all classes of stock or other equity interests, as applicable, in the Company or a parent or subsidiary thereof.

3. Administration.

3.1 Committee. The Plan will be administered by a committee (the “Committee”) appointed by the Board from among its members and shall be comprised of at least two (2) members, each of whom shall be, to the extent applicable an “outside director” within the meaning of Section 162(m) of the Code. In the absence of a contrary appointment, “Committee” shall mean the Compensation Committee of the Board. The foregoing notwithstanding, no action or decision of the Committee shall be void or deemed not duly authorized solely because a member of the Committee did not meet a qualification requirement set forth in this Section 3.1. The Board may perform any function of the Committee hereunder, in which case references to the Committee shall be deemed to include the Board, except with respect to matters which under Section 162(m) of the Code, or any related rules or regulations, are required to be determined solely by such “outside directors”. Notwithstanding the foregoing or the other provisions of the Plan, in administering the Plan with respect to any Awards to Non-Employee Directors, the Board shall exercise the powers of the Committee.

3.2 Authority. The Committee shall, subject to the provisions of the Plan, have absolute discretion and authority: (i) to make and administer grants under the Plan (including to determine the form, amount and other terms and conditions of Awards granted, and to waive, amend or modify conditions initially established for grants, including to accelerate vesting and to extend or limit the exercisability of grants, except as specifically restricted by the Plan), (ii) to determine when and to which Eligible Employees Awards will be granted, (iii) to determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Common Stock or other property, or canceled, forfeited or suspended, (iv) to determine the terms and provisions of any Award Agreement hereunder and any amendment of such Award Agreement, and (v) to establish, amend, waive and/or rescind any rules and regulations as it deems necessary for the proper administration of the Plan, including to make such determinations and interpretations and to take such actions in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable to carry out its purposes. All determinations and interpretations made by the Committee shall be final, binding and conclusive on all Participants and their legal representatives, including, without limitation, as to any adjustments made pursuant to Section 14. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem desirable. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held.

3.3 Delegation and Advisers. The Committee may delegate to one or more of its members (including to a designated subcommittee), to management of the Company, to counsel for or advisors or consultants to the Committee or to one or more other agents appointed by the Committee, such administrative duties as the Committee may deem advisable; provided, such delegation does not adversely effect any exemption provided by Rule 16b-3, prevent an Award from qualifying as a Performance-Based Award, if so intended, or otherwise complying with applicable law. The Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Participating Company whose employees have benefited from the Plan, as determined by the Committee.

3.4 Limits on Liability.

(i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and any Award Agreement hereunder.

(ii) Except as may be required by law, neither the Company nor any member or former member of the Board or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under or with respect to the Plan.

(iii) To the fullest extent permitted by law, each member and former member of the Board and the Committee and each person to whom the Board or the Committee delegates or has delegated authority under the Plan shall be entitled to indemnification by the Company against any claim, loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to the Plan.

4. Participants. Participants in the Plan will consist of each Eligible Employee that the Committee in its sole discretion designates at any time and from time to time to receive an Award under the Plan (“Participants”). Designation of a Participant in any Plan Year shall not require the Committee to designate such person to receive an Award in any other Plan Year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other Plan Year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

5. Type of Awards. Awards under the Plan may be granted in any one or a combination of: (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Stock Units, (e) Non-Restricted Stock, and/or (f) Dividend Equivalent Rights (individually, an “Award”, and collectively, the “Awards”). Any Award hereunder may, as determined by the Committee in its sole discretion, constitute a Performance-Based Award, as described in Section 11 hereof. All Awards granted under the Plan shall be evidenced by a written agreement (an “Award Agreement”) between the Company and each Participant (which need not be identical with respect to each grant or Participant) that will provide the terms and conditions, not inconsistent with the requirements of the Plan, associated with such Awards, as determined by the Committee in its sole discretion. Award Agreements must be executed by the Company and a Participant in order for the Award to which such Award Agreement relates to be effective with respect to such Participant. Agreements pertaining to the award of Stock Options shall designate whether the Award represented thereby is intended to be an Incentive Stock Option or a Nonqualified Stock Option. In the event that such agreement does not contain such designation, the Stock Option shall be treated for all purposes as a Nonqualified Stock Option. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. Award Agreements evidencing Awards intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

6. Common Stock Available Under the Plan.

6.1 Basic Limitations.

(i) The aggregate number of shares of Common Stock that may be subject to, delivered in connection with, and/or available for Awards under the Plan shall be 1,500,000, which shall consist of (x) the number of shares of Common Stock that remain available for issuance, as of the Plan Effective Date, under the Prior Plan (655,969), plus (y) an additional 844,031 shares, and shall consist, in whole or in part, of authorized but unissued shares of Common Stock or shares of Common Stock held in treasury, provided that no Participant shall be granted Awards of Stock Options hereunder for the purchase of more than 350,000 shares of Common Stock in any Plan Year. The number of shares of Common Stock available for the grant of Awards hereunder shall be reduced in accordance with the provisions of clause (ii) below. Notwithstanding the foregoing, the number of shares of Common Stock available under the Plan shall be subject to Sections 6.2 and 6.3 hereof, and may be adjusted in accordance with Section 14 hereof.

(ii) In connection with the grant of a Stock Option or other Award, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the number of shares of Common Stock in respect of which such Stock Option or other Award is granted or denominated; provided that notwithstanding the foregoing, each Full Value Award shall reduce the total number of shares of Common Stock available for issuance under the Plan by 1.45 shares of Common Stock for each share of Common Stock in respect of which such Full Value Award is granted.

6.2 Additional Shares. In the event all or a portion of an Award is forfeited, terminated or cancelled, expires, is settled for cash, or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to the Award in connection with the exercise or settlement of such Award (“Unissued Shares”), any such Unissued Shares shall in each case again be available for Awards under the Plan, provided, however, that to the extent any such expired, canceled, forfeited or otherwise terminated Award (or portion thereof) was a Full Value Award (or portion thereof), the number of shares of Common Stock that may again be available for issuance in respect of Awards granted under the Plan shall increase by 1.45 shares of Common Stock for every share of Common Stock allocable to the expired, canceled, forfeited or otherwise terminated Full Value Award. The preceding sentences of this Section 6.2 shall apply (i) to any awards outstanding on the Plan Effective Date under the Prior Plan, up to a maximum of an additional 1,750,000 shares, and (ii) only for purposes of determining the aggregate number of shares of Common Stock subject to Awards, delivered in connection with Awards, or generally available for Awards, but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Stock Options may be granted to any individual Participant in any Plan Year. Notwithstanding the foregoing, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

6.3 Business Acquisition Grants. In connection with the acquisition of any business by the Company or any of its subsidiaries, any then-outstanding options or other similar rights or other equity awards pertaining to such business may be assumed or replaced by Awards under the Plan upon such terms and conditions as the Committee determines in its sole discretion, and to the extent any shares of Common Stock are to be delivered as or in connection with Awards under the Plan in replacement for any such grants, awards, options or rights of another business, such shares shall, to the extent permitted by applicable law and stock exchange rule, be in addition to those available under the Plan as provided by Sections 6.1 and 6.2.

6.4 Expiration of Term. Except as otherwise provided in the Severance Plan, in no event shall any Award hereunder be exercisable after the expiration of the term of such Award, either as determined by the Committee in its sole discretion, as set forth in the applicable Award Agreement, or as accelerated or otherwise modified in accordance with the provisions hereof.

7. Stock Options.

7.1 Generally. Stock Options will consist of Awards from the Company that will enable the holder to purchase a number of shares of Common Stock at set terms. Subject to the last sentence of this Section 7.1, the Committee may, from time to time in its sole discretion, grant to Eligible Employees hereunder, one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions, including vesting, as the Committee may determine from time to time in its sole discretion, subject to the limitations set forth in the remainder of this Section 7. The Committee shall promptly notify each Participant of the Award of a Stock Option hereunder, including the Date of Grant thereof and whether such Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option (or partly of each), and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant. Notwithstanding anything to the contrary herein, no Incentive Stock Options may be granted to a Non-Employee Director, or to an individual who is not an employee of a Participating Company on the Date of Grant.

7.2 Exercise Price. Each Stock Option granted hereunder shall have a per-share exercise price as the Committee may determine on the Date of Grant, but not less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant (or 110% of Fair Market Value in the case of a Ten Percent Stockholder).

7.3 Manner of Exercise; Payment of Exercise Price. Any Option granted hereunder shall be exercised by giving written notice of exercise to the Chief Financial Officer of the Company at the Company’s principal executive office, which shall specify the number of shares of Common Stock to be purchased. The exercise price of a Stock Option shall be paid in cash or, in the sole discretion of the Committee, (a) by the delivery of shares of Common Stock of the Company then owned by the Participant, (b) in the case of Nonqualified Stock Options, by directing the Company to withhold shares otherwise deliverable upon exercise to satisfy the exercise price, or (c) by delivery of a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price, as long as such transaction is not impermissible under Section 13(k) of the Exchange Act (Section 402 of the Sarbanes-Oxley Act of 2002). To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.

7.4 Exercise Period and Vesting. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years from the Date of Grant (5 years from the Date of Grant in the case of an Incentive Stock Options granted to a Ten-Percent Stockholder). Subject to the terms of the Severance Plan, when a Stock Option is no longer exercisable, it shall be deemed to have lapsed and terminated. Subject to the provisions of Section 7.5, which shall govern Awards of Stock Options to Non-Employee Directors, unless otherwise provided in the Award Agreement relating to such Stock Options, Stock Options shall be subject to the following terms and conditions:

(i) Vesting. Each Stock Option shall vest and become exercisable ratably over five years (20% per year), commencing on the first anniversary of the Date of Grant, and shall continue to be exercisable for a period of 10 years from the Date of Grant.

(ii) Retirement, Death or Disability. Notwithstanding clause (i), if a Participant: (A) becomes Disabled, or (B) dies while employed by a Participating Company, such Participant’s outstanding unexercised Stock Options, whether or not vested and/or exercisable on the date of the applicable event, shall become fully vested and exercisable, and may be exercised by such Participant, or his or her legal representative, estate, legatee(s) or permitted transferee(s), as applicable, for up to one year after the date of such Participant’s Retirement, Disability or death, as applicable, or the remaining term of the Option, whichever period is shorter. Notwithstanding clause (i), if a Participant Retires, such Participant’s outstanding unexercised Stock Options, to the extent vested and exercisable on the date of such Retirement, may be exercised by such Participant for up to one year after the date of such Participant’s Retirement or the remaining term of the Option, whichever period is shorter.

(iii) Other Termination. Notwithstanding clause (i), and subject to clause (iv), if a Participant’s employment with a Participating Company terminates for any reason other than death, Disability or Retirement, such Participant’s outstanding unexercised Options will be cancelled and deemed terminated as of the date of termination; provided, however, that if a Participant’s employment is terminated by a Participating Company for reasons other than Cause, his or her outstanding unexercised Options, to the extent vested and exercisable on the date of termination, may be exercised within 90 days after such termination, or the remaining term of the Option, whichever period is shorter.

(iv) If the Participant is also a Participant under the Severance Plan, and the terms of such Participant’s Stock Option Award conflict with the terms of the Severance Plan (in a manner which adversely affect the rights of such Participant), such conflict shall be resolved in accordance with the provisions of Section 6.7(b) of the Severance Plan.

7.5 Grants to Non-Employee Directors.

(i) Except as specified in this Section 7.5, Stock Options granted to Non-Employee Directors shall be treated for all purposes like any other Stock Option granted under the Plan.

(ii) Notwithstanding anything to the contrary herein, unless otherwise provided in the Award Agreement relating to such Award, each Stock Option granted to a Non-Employee Director hereunder shall vest and become exercisable ratably over five years (20% per year), commencing on the first anniversary of the Date of Grant, and shall continue to be exercisable for a period of 10 years from the Date of Grant.

(iii) Notwithstanding anything to the contrary herein, unless otherwise provided in the Award Agreement relating to such Award: (1) if a Non-Employee Director ceases to serve as a member of the Board for any reason other than such director’s death or Disability, such Non-Employee Director’s non-vested Stock Options shall immediately terminate, and such Non-Employee Director’s vested Stock Options shall remain exercisable for 90 days after the applicable termination date, or the remaining term of the Stock Option, whichever period is shorter; and (2) in the event of the death or Disability of a Non-Employee Director while serving as a member of the Board, any of such Non-Employee Director’s outstanding unexercised Options existing on the date such service terminated, whether or not vested and/or exercisable on the date such service was terminated, shall become fully vested and exercisable, and may be exercised by such Non-Employee Director’s estate, legatee(s), legal representative or permitted transferee(s) for up to one year after such Non-Employee Director’s death or final determination of Disability, as applicable, or the remaining term of the Stock Option, whichever period is shorter.

7.6 Limitations on Incentive Stock Options. The terms and conditions of any Award of Incentive Stock Options shall be subject to, and shall comply with, the applicable provisions of Sections 422 and 424 of the Code and any applicable rules or regulations promulgated thereunder, including the requirement that the aggregate Fair Market Value (determined as of the Date of Grant of the Stock Option) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company and of any parent or subsidiary corporation, as defined in Sections 424(e) and (f) of the Code) shall not exceed one hundred thousand dollars ($100,000); provided, however, that if such $100,000 limit is exceeded, the excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8. Stock Appreciation Rights.

8.1 Generally. The Committee may, from time to time in its sole discretion, grant Stock Appreciation Rights to Eligible Employees hereunder. Stock Appreciation Rights may be granted alone or in tandem with Stock Options. Each Stock Appreciation Right shall be subject to such terms and conditions, including vesting, as the Committee shall determine in its sole discretion; provided, however, that if a Stock Appreciation Right is granted in tandem with a Stock Option, the Stock Appreciation Right shall become exercisable and shall expire in the same manner as the corresponding Stock Option, unless otherwise determined by the Committee, and provided further, that if a Stock Appreciation Right is granted in tandem with an Incentive Stock Option, such Stock Appreciation Right shall be exercisable only if the Fair Market Value of a share of Common Stock on the date of exercise exceeds the exercise price of the related Incentive Stock Option. The Committee shall promptly notify each Participant of the Award of a Stock Appreciation Right, including the Date of Grant thereof, and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant.

8.2 Exercise Period. Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times as shall be determined by the Committee in its sole discretion; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten (10) years after the Date of Grant; and provided further, that the time of exercise of any Stock Appreciation Right intended to be a 409A Award (as defined in Section 19.2 hereof) shall comply with applicable requirements of Code Section 409A. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances determined by the Committee in its sole discretion.

9. Restricted Stock Awards.

9.1 Generally. The Committee may, from time to time in its sole discretion, grant Restricted Stock Awards to Eligible Employees hereunder, with or without requiring cash or other payment therefor in whole or in part. The Committee shall promptly notify each Participant of a Restricted Stock Award, including the Date of Grant thereof, and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant.

9.2 Payment of the Purchase Price. If the Restricted Stock Award requires payment therefor, such payment may be made in any manner authorized by the Committee, including any manner permitted for the payment of the exercise price of a Stock Option hereunder.

9.3 Terms. Awards of Restricted Stock may be subject to such restrictions, terms and conditions as the Committee determines in its sole discretion, including, without limitation, vesting conditions; provided, however, that if a Participant also participates in the Severance Plan, and the terms of such Award conflict with the terms of the Severance Plan (in a manner which adversely affects the rights of such Participant), such conflict shall be resolved in accordance with Section 6.7(b) of the Severance Plan. The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any or all of such restrictions with respect to any Award of Restricted Stock granted hereunder. Notwithstanding the foregoing, unless otherwise provided in the Award Agreement relating to such Award, the following terms shall apply to Awards of Restricted Stock hereunder:

(i) except as provided in clauses (ii) and (iii) below, Awards of Restricted Stock hereunder shall vest ratably over five years (20% per year), beginning on the first anniversary of the Date of Grant, and upon vesting, shall not be subject to any further restrictions hereunder;

(ii) except as provided in clause (iii) below, upon a Participant’s termination of employment for any reason (not including an authorized leave of absence), any non-vested Restricted Stock shall be immediately forfeited and all rights of a Participant to such forfeited Restricted Stock shall terminate without payment of consideration by the Company, provided, however, that if a Participant also participates in the Severance Plan, and this provision conflicts with the terms of the Severance Plan (in a manner which adversely affects the rights of such Participant), such conflict shall be resolved in accordance with Section 6.7(b) of the Severance Plan;

(iii) in the event that the employment of a Participant is terminated as a result of his or her death or Disability prior to the lapse of all or part of the restrictions on such Participant’s Restricted Stock, all restrictions on the Participant’s Restricted Stock shall lapse on the date of Participant’s death or Disability, as applicable.

9.4 Manner of Issuance. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted; provided that prior to such issuance, the Participant has executed the applicable Award Agreement pertaining thereto, has delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award, and, in the sole discretion of the Committee, has executed an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such shares. At the sole discretion of the Committee, shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee, until such time as all restrictions with respect thereto lapse, unless such shares are earlier forfeited in accordance with the terms of such Award. The Committee may also require that the stock certificates evidencing such shares (or book entries) bear restrictive legends until the restrictions thereon shall have lapsed.

9.5 Rights as a Stockholder. The Participant shall have, with respect to the shares of Common Stock subject to a Restricted Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to vote the shares, except as otherwise provided in the Award Agreement relating to such Award.

9.6 Transfer Restrictions. None of the Restricted Stock awarded hereunder may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during the period in which the restrictions on such Restricted Stock are in effect.

9.7 Section 83(b) Election. Any Participant who makes an election under Section 83(b) of the Code, or any successor section thereto, shall deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

10. Stock Units and Dividend Equivalent Rights.

10.1 Stock Units. The Committee may, from time to time in its sole discretion, grant Stock Units to Eligible Employees hereunder. Stock Units may be subject to such terms and conditions including, but not limited to, vesting, acceleration of vesting and forfeiture as the Committee determines in its sole discretion. The Committee shall designate Awards of Stock Units as 409A Awards or Non-409A Awards (each as defined in Section 19.2 hereof), and may include elective deferral features in its sole discretion. Shares of Common Stock issued pursuant to this Section 10.1 may be issued with or without other payments or such other consideration as may be determined by the Committee in its sole discretion. The Committee shall promptly notify each Participant of the Award of Stock Units, including the Date of Grant thereof, and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant. Stock Units may be settled in the sole discretion of the Committee: (i) by the distribution to the Participant of shares of Common Stock equal to his or her Stock Units, (ii) by a lump sum payment to the Participant of an amount in cash equal to the Fair Market Value of the shares of Common Stock which would otherwise be distributed to the Participant, or (iii) by a combination of cash and Common Stock.

10.2 Dividend Equivalent Rights. The Committee may from time to time in its sole discretion grant Dividend Equivalent Rights to Eligible Employees hereunder. Dividend Equivalent Rights may be granted in tandem with another Award or as a separate Award. The terms and conditions applicable to each Dividend Equivalent Right, including vesting, risks of forfeiture and other restrictions, shall be determined by the Committee in its sole discretion. Amounts payable in respect of Dividend Equivalent Rights may be paid currently or withheld until the lapsing of any applicable restrictions thereon or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate (the “Trigger Date”). Any amounts payable in respect of Dividend Equivalent Rights shall be paid to the applicable Participant within two and one-half months of the Trigger Date. In the event that the amounts payable in respect of Dividend Equivalent Rights are withheld, the Committee shall determine whether such withheld amounts are to be held in cash, reinvested in Common Stock or deemed (notionally) to be reinvested in Common Stock. If held in cash, the Committee, in its sole discretion, shall determine the rate of interest, if any, to be credited on such amount at the end of each year (or portion thereof). Dividend Equivalent Rights may be settled in cash, shares of Common Stock, or a combination thereof, in a single installment or multiple installments, as determined by the Committee in its sole discretion. The Committee shall promptly notify each Participant of the Award of Dividend Equivalent Rights, including the Date of Grant thereof, and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant.

11. Performance-Based Awards.

11.1 Generally. Any Awards granted under the Plan may be granted in a manner such that the Awards qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of performance objectives determined in accordance with one or more of the performance criteria described below that apply to the individual Participant, one or more business units or the Company as a whole.

11.2 Performance Criteria. The performance criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) revenues; (iv) sales; (v) operating income; (vi) earnings before interest and taxes (EBIT); (vii) earnings before interest, taxes, depreciation and amortization (EBITDA); (viii) segment profit, as defined in the Company’s financial statements; (ix) achievement of working capital targets; (x) return on equity; (xi) return on capital or return on assets; (xii) expenses or expense ratios; (xiii) cash flow, free cash flow, cash flow return on investment, net cash provided by operations, or economic profit created; (xiv) market price per share; (xv) total return to stockholders, and (xvi) specific strategic or operational business criteria, including market penetration, geographic expansion, new concept development goals, new products, new projects or new ventures, customer satisfaction, staffing, training and development goals, goals relating to acquisitions, divestitures, affiliates and joint ventures. Performance criteria may be measured on a consolidated basis, by department, group or business unit, or for specified subsidiaries of the Company. The targeted level or levels of performance with respect to such performance criteria may be established at such levels and in such terms as the Committee may determine, in its sole discretion, including in absolute terms, as a ratio, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

11.3 Establishment of Performance Goals. With respect to Performance-Based Awards, the Committee shall establish in writing: (i) the performance goals applicable to a specified performance period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if such performance goals are obtained, and (ii) the individual employees or class of employees to which such performance goals apply; provided, however, that such performance goals shall be established in writing no later than ninety (90) days after the commencement of the applicable performance period (but in no event after twenty-five percent (25%) of such performance period has elapsed). Performance periods may be of any length, as specified by the Committee. Performance criteria and achievement of performance goals shall be determined in accordance with generally accepted accounting principles to the extent applicable.

11.4 Certification of Performance. No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee has certified in writing that the performance goals (and any other material terms) applicable to such period have been satisfied.

11.5 Modification of Performance-Based Awards. With respect to any Awards intended to qualify as Performance-Based Awards, the Committee may, in its sole discretion, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of performance goals in order to prevent the dilution or enlargement of the rights of any Participant with respect to such Performance-Based Award: (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (b) in recognition of, or in anticipation of, any other unusual or nonrecurring event affecting the Company or the financial statements of the Company, or (c) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions. Notwithstanding the foregoing, with respect to any Awards intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal; provided that the Committee may reduce or eliminate the number of shares of Common Stock or cash granted, vested or payable upon the attainment of such performance goal.

12. Awards of Non-Restricted Stock. The Committee may from time to time in its sole discretion grant Awards of Non-Restricted Stock to Eligible Employees hereunder. The Committee shall determine in its sole discretion the terms and conditions of such Awards. The Committee may, in its sole discretion, direct the Company to issue shares of Common Stock subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award of Non-Restricted Stock. The Committee shall promptly notify each Participant of the Award of Non-Restricted Stock, including the Date of Grant thereof, and an Award Agreement evidencing the terms and conditions of such Award shall promptly be executed and delivered by and on behalf of the Company and the Participant.

13. Foreign Laws. The Committee may grant Awards to Eligible Employees who are subject to the tax and other laws of nations other than the United States, which Awards may have terms and conditions determined by the Committee to be necessary to comply with applicable foreign laws and local compensation customs and practices, and that may differ from those applicable to other Participants, provided that no modification pursuant to this Section 13 shall be made to increase the share limitations set forth in Section 6 hereof. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 13 and no action may be taken which would result in a violation of the Code, Exchange Act or any other applicable law, or that would require prior stockholder approval (until such approval is obtained).

14. Dilution and Other Adjustments.

14.1 Adjustments.

(i) Awards granted under the Plan and any Award Agreements, the maximum number of shares of Common Stock deliverable under all Awards stated in Section 6.1, and/or the maximum number of shares of Common Stock with respect to which Stock Options may be granted to or measured with respect to any one person during any period stated in Section 6.1, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards, and any and all other matters deemed appropriate by the Committee, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to any Award hereunder, or as otherwise determined by the Committee to be equitable, in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of a dissolution or liquidation of the Company, sale of all or substantially all of the assets of the Company, mergers, consolidations or combinations with or into any other entity if the Company is the surviving entity, stock or extraordinary dividends, stock splits, reverse stock splits, stock combinations, rights offerings, statutory share exchanges involving capital stock of the Company, reorganizations, recapitalizations, reclassifications, exchanges, spin-offs, dividends in kind, or other relevant changes in capitalization.

(ii) Outstanding Awards and Award Agreements, and the maximum number of shares of Common Stock with respect to which Stock Options may be granted to or measured with respect to any one person during any period stated in Section 6.1, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards, and any and all other matters deemed appropriate by the Committee, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to any Award hereunder, or as otherwise determined by the Committee to be equitable, in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment in the sole discretion of the Committee because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 14 shall be made only to the extent it does not constitute a “modification” within the meaning of Section 424(h)(3) of the Code, and only to the extent otherwise permitted by Sections 422 and 424 of the Code. Any adjustments under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act and which otherwise is permissible under Code Section 409A. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

14.2 Business Combinations. In connection with a Business Combination, the Committee, in its sole discretion, may provide for: (i) the continuation of the Plan and/or the assumption of the Awards granted hereunder by a successor corporation (or a parent or subsidiary thereof), (ii) the substitution for such Awards of new awards covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kind of shares and exercise prices, (iii) upon 10 days’ advance notice from the Committee to the affected Participants, the acceleration of the vesting, settlement and/or exercise period pertaining to any Award hereunder, or (iv) upon 10 days’ advance notice from the Committee to the affected Participants, (x) the cancellation of any outstanding Awards that are then exercisable or vested and the payment to the holders thereof, in cash or stock, or any combination thereof, of the value of such Awards based upon the price per share of stock received or to be received by other stockholders of the Company in connection with the Business Combination, and (y) the cancellation of any Awards that are not then exercisable or vested. In the event of any continuation, assumption or substitution contemplated by the foregoing clauses, the Plan and/or such Awards shall continue in the manner and under the terms so provided.

14.3 Severance Plan. Notwithstanding the foregoing, in the event that any decision of the Committee under this Section 14 conflicts with the provisions of the Severance Plan in a manner which adversely affects the rights of any Participant thereunder, such conflict shall be resolved in accordance with the provisions of Section 6.7(b) of the Severance Plan with respect to such Severance Plan Participant.

14.4 Carryover Restrictions. If, by reason of a change in capitalization described in this Section 14, a Participant shall be entitled to new, additional or different shares of stock or securities of the Company or any other corporation in respect of his or her Award, in the event that the Plan continues, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares of Common Stock subject to the Award, as the case may be, prior to such change in capitalization.

15. Nontransferability. Each Award granted under the Plan to a Participant (other than Non-Restricted Stock Awards and Restricted Stock Awards with respect to which all restrictions have lapsed) shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee in its sole discretion may permit the transferability of an Award (other than an Incentive Stock Option) by a Participant to a member of the Participant’s Immediate Family or trusts for the benefit of such persons, or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the grant of the Award.

16. Other Provisions. The grant of any Award under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee in its sole discretion determines appropriate, including, without limitation, provisions for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Award, provisions for the acceleration of exercisability or vesting of Awards (subject to Section 19.1), performance conditions other than those imposed under Section 11, provisions to comply with federal and state securities laws, or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

17. Withholding. If a Participating Company is for any reason required to withhold any amount under federal, state or local tax law in connection with any Award (“Withholding Taxes”), the Participant or other recipient shall be required to pay such Participating Company the amount of any such Withholding Taxes. The applicable Participating Company shall have the right to require the payment of any such Withholding Taxes before any Common Stock is issued pursuant to any Award hereunder or any restrictions pertaining to any Award granted hereunder are removed. The Committee may, in its sole discretion, in lieu of all or any portion of a cash payment regarding such Withholding Taxes, permit a Participant to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the amount (or portion thereof) required to be withheld.

18. Employment Rights. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Participant the right to continue in the employment or service of any Participating Company or affect any right which such Participating Company may have to terminate or modify the employment or retention of the Participant with or without Cause.

19. Tax Compliance.

19.1 Certain Limitations on Awards to Ensure Compliance with Section 409A. For purposes of the Plan, references to an Award term or event (including any authority or right of the Company or a Participant) being “permitted” under Section 409A shall mean, for a 409A Award, that the term or event will not cause the Participant to be liable for payment of interest or a tax penalty under Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Section 409A. Notwithstanding any other provisions of the Plan, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Participant with respect to the Award, that do not, in the Committee’s view, comply with Section 409A, shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, notwithstanding any other provisions of the Plan, the Company shall have no authority to accelerate distributions relating to 409A Awards that would not comply with Section 409A, any distribution subject to Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Section 409A(a)(2)(B)(i) shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i), any distribution triggered by a Participant’s termination of employment and intended to qualify under Section 409A(a)(2)(A)(i) shall be made only at such time as the Participant has had a “separation from service” within the meaning of Section 409A(a)(2)(A)(i), and any authorization of payment of cash to settle a Non-409A Award shall apply only to the extent permitted under Section 409A for such Award.

19.2 Certain Terms Relating to Code Section 409A. “409A Awards” means Awards that are subject to Code Section 409A and the regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards (including those exempt as “short-term deferrals” under Treasury Regulation § 1.409A-1(b)(4) and any successor regulation). Although the Committee retains authority under the Plan to grant Awards on terms that will qualify those Awards as 409A Awards, all Awards hereunder are intended to be Non-409A Awards unless otherwise expressly specified by the Committee.

19.3 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires rights from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

20. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated. In the absence of an alternate determination by the Committee, the number of shares of Common Stock subject to any Award shall be rounded down to the next whole number, without any payment in respect of eliminated fractional shares.

21. Additional Limitations on Payment, Settlement or Exercise of an Award. Participants may be required to comply with any timing or other restrictions with respect to the payment, settlement or exercise of an Award, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

22. Duration, Amendment and Termination.

22.1 Amendment, Modification and Termination of the Plan. Except as provided in this Section 22.1, the Committee may at any time: (i) amend, modify, terminate or suspend the Plan, and (ii) alter or amend any or all Award Agreements hereunder to the extent permitted by the Plan and applicable law. Amendments of the Plan are subject to approval of the stockholders of the Company only as required by applicable law, regulation or stock exchange requirement, or if the amendment has the effect of increasing the total number of shares available under the Plan, except as contemplated by Section 14. No termination, suspension, modification or amendment of the Plan or any Award Agreement hereunder shall impair or adversely affect any right acquired by any Participant or such Participant’s permitted transferee under an Award granted before the date of termination, suspension, modification or amendment unless the consent of such Participant or transferee is obtained. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 14 hereof does not adversely affect any right of a Participant or other person under an Award.

22.2 Duration of the Plan. The Plan shall remain in effect until all stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or the Plan is terminated pursuant to Section 22.1 hereof. No Award shall be granted under the Plan after the fifth anniversary of the Plan Effective Date, but Awards outstanding at that time shall remain outstanding and governed by the terms of the Plan.

23. Other Benefit and Compensation Programs.

23.1 Non-Exclusivity of Plan. The adoption of the Plan by the shareholders of the Company shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board or the Committee, as applicable, to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

23.2 Compensation Under Other Plans. Payments and other benefits received by a Participant pursuant to an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by any Participating Company, unless expressly so provided by such other plan, contract or arrangement or the Committee determines in its sole discretion that an Award or portion of an Award should be so included.

24. Compliance With Applicable Legal Requirements.

24.1 Registration or Approval. The Company shall not be required to issue or deliver shares distributable pursuant to the Plan unless such issuance and/or delivery complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the requirements of the exchanges, if any, on which the Common Stock may, at that time, be listed.

24.2 Restrictions on Transfer. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of shares of Common Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act, and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other applicable regulations thereunder. Any certificates (or book entries) evidencing any of such shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

25. Multiple Awards.

The Committee may grant more than one Award to an Eligible Employee during the term of the Plan and/or in any Plan Year, either in addition to, or in substitution for, one or more Awards previously granted to that Eligible Employee.

26. Stock Certificates. Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, such issuance may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange on which the Common Stock is then traded.

27. Governing Law. To the extent that federal laws of the United States do not otherwise control, the Plan, Awards granted hereunder, Award Agreements and all actions taken pursuant to the Plan shall be governed and construed in accordance with the laws of the State of New Jersey, without giving effect to conflicts of law principles thereof.

28. Severability. In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

29. Successors and Assigns. The Plan and all Award Agreements hereunder shall be binding upon and inure to the benefit of the successors (including by way of merger), assigns and heirs of the respective parties.

30. Effective Date. The Plan has been adopted by the Board and will become effective as of the Plan Effective Date.

REVOCABLE PROXY KID BRANDS, INC. ANNUAL MEETING OF SHAREHOLDERS July 18, 2013 10:30 a.m. E.D.T. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Raphael Benaroya and Kerry Carr, and each of them, as proxies with full power of substitution and resubstitution, and hereby authorizes them to represent and to vote as designated below the shares of Common Stock of Kid Brands, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Kid Brands, Inc., to be held on Thursday, July 18, 2013 at 10:30 a.m. E.D.T. at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt, prior to the execution of this proxy, of the Notice of Annual Meeting of Shareholders and the Proxy Statement with respect to the Kid Brands, Inc. 2013 Annual Meeting of Shareholders. THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED (i) “FOR” EACH OF PROPOSALS 1, 2, 3, 4 AND 5; AND (ii) ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD OR VOTE BY THE INTERNET OR TELEPHONE. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE (OR SEND IT TO: KID BRANDS, INC., ONE MEADOWLANDS PLAZA, 8TH FLOOR, EAST RUTHERFORD, NEW JERSEY 07073) OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) ? FOLD AND DETACH HERE ? KID BRANDS, INC.—ANNUAL MEETING, JULY 18, 2013 YOUR VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2012, and Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2012 are available on-line at: http://www.cfpproxy.com/5404 You can vote in one of three ways: or 1. Call toll free 1-877-603-0123 on a Touchtone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at http://www.rtcoproxy.com/kid and follow the instructions. 3. Mark, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope, or send it to: Kid Brands, Inc., One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS 5404 PLEASE MARK VOTES AS IN THIS EXAMPLE REVOCABLE PROXY KID BRANDS, INC. Annual Meeting of Shareholders July 18, 2013 For All With- hold All For All Except 1. Election of the directors to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and qualified ☐ ☐ ☐ Nominees: (01) Raphael Benaroya, (02) Mario Ciampi, (03) Frederick J. Horowitz, (04) Hugh R. Rovit, (05) Salvatore M. Salibello, and (06) Michael Zimmerman INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s) name(s) or number(s) in the space provided below. For Against Abstain 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year. ☐ ☐ ☐ For Against Abstain 3. Advisory vote to approve named executive officer compensation ☐ ☐ ☐ For Against Abstain 4. Approval of the conversion of 600,000 cash-exercisable stock appreciation rights granted to the Company’s President and Chief Executive Officer into 600,000 non-qualified stock options under the Company’s current Equity Incentive Plan, notwithstanding the provisions thereof which limit the number of stock options that may be granted to any participant thereunder in any one plan year to 350,000 and prohibit the grant of any awards thereunder after July 10, 2013 ☐ ☐ ☐ For Against Abstain 5. Approval of the Company’s 2013 Equity Incentive Plan ☐ ☐ 6. In their discretion, the proxies are authorized to vote upon all other matters which may properly come before the annual meeting or any adjournments or postponements thereof The Board recommends a vote FOR Proposals 1, 2, 3, 4 and 5. Mark here if you plan to attend the meeting Mark here for address change and note change or any comments below

Please be sure to date and sign this proxy card in the box below Sign above Date Joint-Owner Date IMPORTANT: Please sign exactly as name appears above. When shares are held by joint tenants, both owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please sign your name and indicate your full title as such. If an entity, please sign in full entity name by an authorized person, indicating his/her title. IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ? FOLD ANDDETACH HERE IF YOU ARE VOTING BY MAIL ? PROXY VOTING INSTRUCTIONS Shareholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touchtone Phone); or 3. By Internet. Under New Jersey law, shareholders may validly grant proxies over the Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy card. Please note telephone and Internet votes must be cast prior to 11:59 p.m. E.D.T., July 17, 2013. Voting instructions by mailing this proxy card must be actually received prior to the 2013 Annual Meeting of Shareholders. Even if you have given your proxy, you may still vote in person if you attend the 2013 Annual Meeting of Shareholders. Please note, however, that if the shares of record are held by a broker, bank or other nominee and you wish to vote at the 2013 Annual Meeting of Shareholders, you must obtain from the record holder a proxy issued in your name. It is not necessary to return this proxy card if you vote by telephone or Internet. Vote by Telephone Call Toll-Free on a Touchtone Phone anytime prior to 11:59 p.m. E.D.T., July 17, 2013: 1-877-603-0123 Vote by Internet anytime prior to 11:59 p.m. E.D.T., July 17, 2013, go to http://www.rtcoproxy.com/kid Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted, subject to the deadlines set forth above. ON-LINE ANNUAL MEETING MATERIALS: http://www.cfpproxy.com/5404 Your vote is important!